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                                CREDIT AGREEMENT
                      (Revolving Warehouse Credit Facility)


                            Dated as of July 31, 1995


                                     Between


                         HARBOURTON MORTGAGE CO., L.P.,

                                 CHEMICAL BANK,
                            as Administrative Agent,

                        FIRST BANK NATIONAL ASSOCIATION,
                                  as Co-Agent,


                                       And


                            THE LENDERS PARTY HERETO

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

                                TABLE OF CONTENTS

                                                                                         Page
ARTICLE I  DEFINITIONS.................................................................     1

         Section 1.1       Defined Terms ..............................................     1
         Section 1.2       Terms Generally ............................................    31

ARTICLE II  AMOUNTS AND TERMS OF LOANS ................................................    32

         Section 2.1       The Commitments ............................................    32
                  (a)      Tranche A Loans (Warehouse Tranche) ........................    32
                  (b)      Tranche B Loans (Gestation Tranche).........................    32
                  (c)      Swing-Line Loans  ..........................................    33
         Section 2.2       Termination of Commitments .................................    33
         Section 2.3       Method of Borrowing.........................................    33
                  (a)      Borrowings..................................................    33
                  (b)      Swing-Line Borrowings.......................................    33
                  (c)      Telephonic Notices .........................................    34
                  (d)      Notices to Lenders .........................................    34
                  (e)      Notice of LIBOR Rate Determination..........................    34
                  (f)      Affirmation of Representations..............................    34
         Section 2.4       Conversions and Continuations...............................    35
                  (a)      Conversions and Continuations...............................    35
                  (b)      Conversions Upon Absence of Notice..........................    35
         Section 2.5       Disbursement of Funds ......................................    35
                  (a)      Funds Transfers to Pre-Disbursement Account.................    35
                  (b)      Disbursement to Funding Account.............................    35
                  (c)      Defaulting Lender; Reimbursement of Administrative Agent ...    36
                  (d)      Disbursement of Swing-Line Loans ...........................    36
                  (e)      Refinancings of Swing-Line Loans ...........................    36
                  (f)      Disbursement of Swing-Line Loan
                                    Refinancing Proceeds; Defaulting Lender ...........    37
                  (g)      Obligations of Lenders Several and Not Joint ...............    38
         Section 2.6       Notes ......................................................    38
         Section 2.7       Interest and Fees...........................................    38
                  (a)      Fed Funds Loans ............................................    38
                  (b)      Alternate Base Rate Loans ..................................    39
                  (c)      LIBOR Loans.................................................    39
                  (d)      Overdue Amounts ............................................    39
                  (e)      Interest Accrual and Payment Dates .........................    39
                  (f)      Interest Billing Statements ................................    39


                                       i

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
                  (g)      Facility Fee ...............................................    40
                  (h)      Administrative Agent's and Arranger's Fee ..................    40
                  (i)      Computations of Interest and Fees...........................    40
                  (j)      Reduced Interest Rates......................................    40
         Section 2.8       Payments; Distributions and Applications of Payments .......    40
                  (a)      Place and Time of Payments .................................    40
                  (b)      Next Business Day ..........................................    40
                  (c)      Notice of Payments .........................................    40
                  (d)      Distributions of Payments to Lenders .......................    41
                  (e)      Applications of Payments;
                                    No Potential Default or Event of Default...........    41
                  (f)      Applications of Payments;
                                    Potential Default or Event of Default..............    42
                  (g)      Applications of Payments; Maturity of Loans ................    43
         Section 2.9       Mandatory Repayments .......................................    44
                  (a)      Facility Maturity ..........................................    44
                  (b)      Tranche A Loans and Swing-Line Loans........................    44
                  (c)      Tranche B Loans.............................................    44
                  (d)      LIBOR Loans.................................................    44
         Section 2.10      Optional Prepayments .......................................    45
                  (a)      Notice of Payment; Designation of Payment Applications .....    45
                  (b)      Failure to Designate Payment Applications ..................    45
                  (c)      No Premiums ................................................    45
         Section 2.11      LIBOR Rate Not Determinable; Illegality or Impropriety......    45
                  (a)      LIBOR Rate Not Determinable.................................    45
                  (b)      Illegality or Impropriety...................................    45
         Section 2.12      Reserve Requirements; Change in Circumstances ..............    46
                  (a)      Additional Taxes; Reserve Requirements......................    46
                  (b)      Capital Adequacy ...........................................    47
                  (c)      Change in Lending Office ...................................    47
                  (d)      Lender Compensation ........................................    47
         Section 2.13      Indemnity...................................................    47
         Section 2.14      Taxes ......................................................    48
                  (a)      Payment of Taxes Withheld From Amounts Payable .............    48
                  (b)      Lender Incorporation; Certifications .......................    49
                  (c)      Taxes Borne by Lender ......................................    49
         Section 2.15      Sharing of Setoffs .........................................    50
         Section 2.16      Replacement of Lenders......................................    50

ARTICLE III  CONDITIONS TO BORROWINGS .................................................    51

         Section 3.1       Initial Borrowing ..........................................    51
                  (a)      Delivery of Loan Documents .................................    51
                  (b)      Necessary Acts and Conditions ..............................    53
                  (c)      Documentation Satisfactory in Form and Substance ...........    53


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
                  (d)      Payment of Fees ............................................    53
                  (e)      Ownership Structure ........................................    53
                  (f)      Conditions to Servicing Loans...............................    54
         Section 3.2       All Borrowings .............................................    54
                  (a)      Representations and Warranties .............................    54
                  (b)      No Event of Default ........................................    54
                  (c)      Borrowing Limitations ......................................    54
                  (d)      No Material Adverse Change..................................    54
                  (e)      Other Documentation ........................................    54

ARTICLE IV  REPRESENTATIONS AND WARRANTIES ............................................    55

         Section 4.1       Formation, Organization and Standing .......................    55
                  (a)      Borrower ...................................................    55
                  (b)      General Partner.............................................    55
         Section 4.2       Compliance With Law and Contractual Obligations ............    55
         Section 4.3       Power; Authorization; Enforceable Obligations ..............    55
                  (a)      Borrower ...................................................    55
                  (b)      General Partner.............................................    55
         Section 4.4       No Legal or Contractual Bar ................................    56
         Section 4.5       Financial Information ......................................    56
                  (a)      Delivery of Financial Statements ...........................    56
                  (b)      No Material Liabilities ....................................    56
                  (c)      No Material Change .........................................    57
                  (d)      HTP Financial...............................................    57
         Section 4.6       No Litigation ..............................................    57
         Section 4.7       Taxes ......................................................    57
         Section 4.8       Investment Company Act; Other Regulations ..................    57
         Section 4.9       Subsidiaries ...............................................    57
         Section 4.10      Use of Proceeds ............................................    57
         Section 4.11      ERISA ......................................................    58
         Section 4.12      Security Interests .........................................    58
         Section 4.13      Agency Approvals ...........................................    58
         Section 4.14      Federal Reserve Board Regulations ..........................    58
         Section 4.15      Assets .....................................................    58
         Section 4.16      Environmental Matters ......................................    59
                  (a)      No Hazardous Materials .....................................    59
                  (b)      Compliance With Environmental Laws .........................    59
                  (c)      No Notice of Violation .....................................    59
                  (d)      No Transfer of Hazardous Materials .........................    59
                  (e)      No Pending Actions .........................................    59
         Section 4.17      Solvency ...................................................    59
                  (a)      Sufficient Assets; Capital .................................    59
                  (b)      Defined Terms; GAAP ........................................    60
         Section 4.18      Intellectual Property ......................................    60


                                      iii

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
         Section 4.19      Principal Place of Business ................................    60
         Section 4.20      No Burdensome Restrictions .................................    60
         Section 4.21      Affiliate Transactions .....................................    60
         Section 4.22      Disclosure .................................................    60
         Section 4.23      Take-Out Commitments........................................    60

ARTICLE V  COVENANTS ..................................................................    61

         Section 5.1       Affirmative Covenants ......................................    61
                  (a)      Reporting Requirements of the Borrower to the
                                    Administrative Agent and the Lenders ..............    61
                           (i)      Annual Financial Statements .......................    61
                           (ii)     Quarterly Financial Statements ....................    61
                           (iii)    Annual Cash Flow Projections ......................    62
                           (iv)     No Default/Compliance Certificate .................    62
                           (v)      Notice of Default .................................    62
                           (vi)     Audit Reports .....................................    62
                           (vii)    Litigation ........................................    63
                           (viii)   Securities Reports and Filings ....................    63
                           (ix)     ERISA .............................................    63
                           (x)      Servicing Portfolio and Other Reports .............    64
                           (xi)     Other Information .................................    64
                  (b)      Reporting Requirements of the Borrower to the
                                    Administrative Agent and the Co-Agent..............    65
                           (i)      Commitment Status Report...........................    65
                           (ii)     Loss of Qualification..............................    65
                           (iii)    Specialty Mortgage Products Report.................    65
                  (c)      Maintenance of Existence and Properties;
                                    Compliance with Laws...............................    65
                  (d)      Maintenance of Federal Agency Status .......................    65
                  (e)      Inspection of Property; Books and Records;
                                    Discussions .......................................    65
                  (f)      Insurance ..................................................    66
                  (g)      Payment of Taxes and Claims ................................    66
                  (h)      Servicing Rights and Servicing Portfolio ...................    66
                  (i)      Ownership Structure.........................................    66
                  (j)      Further Documents ..........................................    66
         Section 5.2       Negative Covenants .........................................    67
                  (a)      Accumulation of Assets......................................    67
                  (b)      Total Debt to Net Worth Ratios..............................    67
                  (c)      Net Worth; Adjusted Tangible Net Worth......................    67
                  (d)      Cash Flow to Scheduled Term Debt Service ...................    67
                  (e)      Investments and Advances....................................    67


                                       iv

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
                  (f)      Indebtedness................................................    69
                  (g)      Liens    ...................................................    70
                  (h)      Mergers, Sales or Consolidations ...........................    72
                  (i)      Acquisitions ...............................................    72
                  (j)      Restricted Payments ........................................    72
                  (k)      Transactions With Affiliates ...............................    73
                  (l)      Conduct of Business ........................................    73
                  (m)      Negative Pledge ............................................    73
                  (n)      ERISA ......................................................    73
                  (o)      Effectiveness of Take-Out Commitments ......................    74
                  (p)      VA Guaranties, FHA Insurance and
                                    Private Mortgage Insurance.........................    74
                  (q)      Recourse Servicing .........................................    74
                  (r)      HTP Financial Documents ....................................    74

ARTICLE VI EVENTS OF DEFAULT ..........................................................    74

         Section 6.1       Events of Default ..........................................    74
                  (a)      Payments ...................................................    75
                  (b)      Covenants With No Grace Period .............................    75
                  (c)      Covenants With Five Day Grace Period .......................    75
                  (d)      Covenants With Thirty Day Grace Period .....................    75
                  (e)      Representations ............................................    75
                  (f)      Non-Payment of Other Indebtedness ..........................    75
                  (g)      Cross-Default to Servicing Credit Agreement ................    75
                  (h)      Cross-Default to Other Agreements ..........................    75
                  (i)      Bankruptcy or Insolvency....................................    76
                  (j)      Money Judgment .............................................    76
                  (k)      ERISA ......................................................    76
                  (l)      Loan Documents .............................................    76
                  (m)      Security Interest ..........................................    77
                  (n)      Dissolution ................................................    77
                  (o)      Material Adverse Effect ....................................    77
                  (p)      Change of Control...........................................    77

ARTICLE VII THE AGENTS ................................................................    77

         Section 7.1       Appointment of the Agents ..................................    77
         Section 7.2       Nature of Duties of the Agents .............................    78
         Section 7.3       Lack of Reliance on the Agents .............................    78
                  (a)      Lenders' Independent Investigations ........................    78
                  (b)      Lack of Reliance ...........................................    78
                  (c)      Knowledge of Default........................................    79
         Section 7.4       Certain Rights of the Agents ...............................    79
         Section 7.5       Reliance by the Agents......................................    79


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
         Section 7.6       Indemnification of the Agents ..............................    79
         Section 7.7       The Agents in Their Individual Capacities ..................    80
         Section 7.8       Holders of Notes ...........................................    80
         Section 7.9       Successor Agents ...........................................    80
                  (a)      Resignation of Agents;
                                    Appointment of Successor ..........................    80
                  (b)      Effectiveness of Successor Appointment .....................    81

ARTICLE VIII  MISCELLANEOUS PROVISIONS ................................................    81

         Section 8.1       Notices ....................................................    81
         Section 8.2       Amendments; Waivers ........................................    81
         Section 8.3       No Waiver; Remedies Cumulative .............................    82
         Section 8.4       Payment of Expenses, Etc. ..................................    82
                  (a)      Out-of-Pocket Costs ........................................    82
                  (b)      Stamp and Other Taxes ......................................    83
                  (c)      Indemnification of Administrative Agent ....................    83
         Section 8.5       Right of Setoff ............................................    83
         Section 8.6       Benefit of Agreement: Assignments and Additional Lenders....    84
         SECTION 8.7       GOVERNING LAW; SUBMISSION TO JURISDICTION...................    86
         Section 8.8       Counterparts................................................    87
         Section 8.9       Effectiveness; Survival of Indemnities......................    87
         Section 8.10      Headings Descriptive........................................    87
         Section 8.11      Survival of Representations.................................    87
         Section 8.12      Severability................................................    88
         Section 8.13      Entire Agreement............................................    88
         Section 8.14      Confidentiality.............................................    88
         Section 8.15      PWRES Collateral............................................    89
         SECTION 8.16      WAIVER OF TRIAL BY JURY.....................................    89


EXHIBITS

A-1      Form of Note
A-2      Form of Swing-Line Note
B        Warehouse Security Agreement
C        Guaranty and Pledge Agreement (Harbourton Financial Services)
D        Guaranty and Pledge Agreement (Western Sunrise)
E        Opinion of Borrower's Counsel
F        Officer's Certificate
G-1      Notice of Borrowing
G-2      Notice of Swing-Line Borrowing
H        Notice of Conversion/Continuation
I        Ownership of Structure
J        Notice of Payment


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

K        Notice Addresses
L        Approved Investors
M-1      Assignment Agreement
M-2      Additional Lender Agreement
M-3      Commitment Notice
N        Authorized Officers
O        Indebtedness

SCHEDULES

4.6      Litigation
4.21     Affiliate Transactions

                                CREDIT AGREEMENT

                      (Revolving Warehouse Credit Facility)

                  THIS CREDIT AGREEMENT (Revolving Warehouse Credit Facility) is made and dated as of July 31, 1995, by and between the Lenders party hereto from time to time, CHEMICAL BANK, a New York banking corporation, as Administrative Agent for the Lenders, FIRST BANK NATIONAL ASSOCIATION, a national banking association, as Co-Agent for the Lenders, and HARBOURTON MORTGAGE CO., L.P., a Delaware limited partnership.

                  Subject to and upon the terms and conditions herein set forth, the Lenders have agreed to make from time to time: (A) Tranche A Loans to the Borrower to finance the origination and the acquisition of residential Eligible Mortgage Loans; and (B) Tranche B Loans to the Borrower to finance the securitization of pools of such Eligible Mortgage Loans.

                  ACCORDINGLY, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1       Defined Terms.

                  For purposes of this Agreement, the terms set forth below shall have the following meanings:

                  "Accumulated Funding Deficiency" shall mean a funding deficiency described in section 302 of ERISA.

                  "Additional Lender Agreement" shall mean the Additional Lender Agreement, substantially in the form of Exhibit M-2 hereto.

                  "Adjusted Tangible Net Worth" shall mean, as of any date, with respect to any Person, the Net Worth of such Person as of such date less the following assets, to the extent such assets are reflected in the determination of such Net Worth: all excess servicing fees receivable, all purchased and capitalized value of servicing rights (less all foreclosure reserves) and all other assets that would be classified as intangible assets under GAAP, plus the lesser of (a) one and one-quarter percent (1.25%) of the aggregate unpaid principal balance of Mortgage Loans included in the Servicing Portfolio (but excluding any such Mortgage Loans for which the Borrower has only subservicing rights) as of such date as set forth in the most recent Servicing Portfolio Report delivered to the Administrative Agent, and (b) the appraised value of the Servicing Portfolio (excluding any subservicing rights of the Borrower) as of such date as reflected in the most recent Servicing Portfolio Report delivered to the Administrative Agent.

                  "Administrative Agent" shall mean Chemical Bank, in its capacity as administrative agent for the Lenders hereunder, and any successor thereto designated pursuant to

Section 7.9.

                  "Affiliate" shall mean, (i) in respect of any Person (including the Borrower), any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person, whether through the ownership of voting securities, by contract or otherwise, and (ii) in respect of the Borrower, any other Person directly or indirectly controlled by a member of the board of directors of Harbourton Financial Services from time to time, whether through the ownership of voting securities, by contract or otherwise. "Control" as used herein means the power to direct the management and policies of such Person.

                  "Affiliate Servicing Portfolio" shall mean, at any time, the portfolio of outstanding Mortgage Loans with respect to which the Borrower has Excluded Servicing Rights.

                  "Agency" shall mean FHLMC, FNMA or GNMA.

                  "Agency Custodial Agreements" shall mean the FHLMC Custodial Agreement, the FNMA Custodial Agreement and the GNMA Custodial Agreement.

                  "Agency Guides" shall mean the FHLMC Guide, the FNMA Guide and the GNMA Guide.

                  "Agency MBS" shall mean a FNMA MBS, a FHLMC MBS and/or GNMA MBS, as the context requires.

                  "Agency Mortgage Loan" shall mean (A) a whole Mortgage Loan held by an Agency or (B) a Mortgage Loan (i) included in a pool of Mortgage Loans in which any security (including a participation certificate) issued by FHLMC or FNMA, or guaranteed by GNMA, represents an interest and (ii) with respect to the Direct Servicing Rights related thereto, is covered by an effective Acknowledgment Agreement (as defined in the Servicing Credit Agreement) from FNMA or FHLMC, as applicable, or GNMA (if one is available and the Administrative Agent requires the Borrower to execute and deliver it).

                  "Agents" shall mean the Administrative Agent and the Co-Agent.

                  "Agreement" shall mean this Agreement, as amended, extended or supplemented from time to time.

                  "Alternate Base Rate" shall mean, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall be at all times equal to the higher of (a) the Prime Rate and (b) the Federal Funds Rate plus one-half of one percent (0.50%).

                  "Alternate Base Rate Loan" shall mean any Loan or Swing-Line Loan bearing interest at the rate set forth in Section 2.7(b).

                  "Applicable Take-Out Price" shall mean, as of any date, for
(a) any Mortgage Loan included in the Tranche A Borrowing Base and covered by or allocated to a Take-Out

Commitment, the weighted average net purchase price of the Take-Out Commitments held by the Borrower under which such Mortgage Loan could be sold (assuming the simultaneous shipment of all other Mortgage Loans owned by the Borrower, other than Mortgage Loans included in the Tranche B Borrowing Base) and (b) for any Mortgage Loans or Agency MBS included in the Tranche B Borrowing Base, the weighted average net purchase price of the Take-Out Commitments to which such Mortgage Loan or Agency MBS has been allocated (as determined by reference to the pool of Mortgage Loans or Agency MBS to which such Mortgage Loans or Agency MBS form a part). The weighted average net purchase price of all of the Take-Out Commitments covering Mortgage Loans in the Tranche A Borrowing Base shall be determined weekly pursuant to the commitment status report referred to in
Section 5.1(b)(i) to the Tranche A Borrowing Base.

                  "Applicant Lender" shall have the meaning set forth in Section 8.6(c).

                  "Approved Acquired Portfolio" shall mean, at any time, the portfolio of Agency Mortgage Loans with respect to which the Borrower has Non-Recourse Direct Servicing Rights, which portfolio is to be financed with the proceeds of a Tranche B Borrowing (as defined in the Servicing Credit Agreement) and which otherwise meets the criteria set forth in the Servicing Credit Agreement for the Borrower to finance such portfolio.

                  "Approved Existing Portfolio" shall mean, at any time, the portfolio of outstanding Agency Mortgage Loans and Approved Non-Agency Mortgage Loans with respect to which the Borrower has (i) Non-Recourse Direct Servicing Rights other than Mortgage Servicing Rights Held for Sale; and (ii) Recourse Direct Servicing Rights that are recourse with respect to only the Direct Servicing Rights relating to FNMA recourse servicing as described on the Servicing Portfolio Report required to be delivered prior to the Closing Date pursuant to Section 3.1(a)(xiv).

                  "Approved Investor" shall mean FNMA or FHLMC or any other Person listed on Exhibit L. At the request of the Borrower, the Agents may from time to time agree in writing to add entities to the list set forth on Exhibit
L. By notice to the Borrower, the Agents may in their reasonable discretion, based on their evaluation of the creditworthiness or funding ability of any Person listed on Exhibit L, remove such Person from such list. Such removal shall become effective:

                           (a) immediately upon the giving of such notice, if no Take-Out Commitment of such Person is then in effect and the Borrower is not then currently offering to originate Mortgage Loans or purchase Mortgage Loans from brokers or correspondents based upon the availability of the pricing and loan programs offered by such Person;

                           (b) subject to the subsequent giving of any additional notice with respect to such Person under clause (c) below, ninety (90) days following the giving of such notice, if on the date of such notice, any Take-Out Commitment of such Person is in effect and such Person is, in the reasonable judgment of the Agents, able to fund such Take-Out Commitment (provided that (i) such Person shall continue to be an Approved

         Investor during such ninety (90) day period if no additional notice with respect to such Person is subsequently given under clause (c) below, but only with respect to (A) Mortgage Loans included in the Tranche A Borrowing Base and Mortgage Loans and Agency MBS included in the Tranche B Borrowing Base at the time of such notice and allocated to such Take-Out Commitment, and (B) Mortgage Loans that, prior to the date of giving of such notice, the Borrower has committed to make and has allocated to such Take-Out Commitment; and (ii) notwithstanding anything else set forth herein, the collateral value of such Mortgage Loans and Agency MBS during such Period shall be determined in accordance with, as applicable, subparagraph (c) of the definition of "Collateral Value of the Tranche A Borrowing Base" or subparagraph (c) of the definition of "Collateral Value of the Tranche B Borrowing Base" set forth in this Section 1.1); or

                           (c) notwithstanding the prior giving of any notice with respect to such Person under clause (b) above (which notice is not required to be given before notice under this clause (c) may be given), five (5) Business Days following the giving of such notice, if any Take-Out Commitment of such Person is in effect or the Borrower is then currently offering to originate Mortgage Loans or purchase Mortgage Loans from brokers or correspondents based upon the availability of the pricing and loan programs offered by such Person on the date of such notice and such Person will be, in the reasonable judgment of the Agents, unable to fund such Take-Out Commitment (provided that (i) such Person shall continue to be an Approved Investor during such five (5) Business Day period only with respect to: (A) Mortgage Loans included in the Tranche A Borrowing Base and Mortgage Loans and Agency MBS included in the Tranche B Borrowing Base at the time of such notice and allocated to such Take-Out Commitment, and (B) Mortgage Loans that prior to the date of giving of such notice the Borrower has committed to make and has allocated to such Take-Out Commitment; and (ii) notwithstanding anything else herein set forth, the collateral value of such Mortgage Loans and Agency MBS during such period shall be determined in accordance with, as applicable, subparagraph (c) of the definition of "Collateral Value of the Tranche A Borrowing Base" or subparagraph (c) of the definition of "Collateral Value of the Tranche B Borrowing Base" set forth in this Section 1.1).

                  "Approved Non-Agency Mortgage Loan" shall mean a Mortgage Loan in respect of which the Borrower has Direct Servicing Rights covered by a duly executed and delivered Private Investor Consent.

                  "Approved Servicing Portfolio" shall mean, as of any date, the Approved Existing Portfolio and each Approved Acquired Portfolio.

                  "Assigning Lender" shall have the meaning set forth in
Section 8.6(d).

                  "Assignment Agreement" shall mean the Assignment Agreement (Revolving Warehouse Credit Facility), substantially in the form of Exhibit M.

                  "Authorized Officer" shall mean each of those persons listed on Exhibit N as an Authorized Officer of the Borrower; provided that, by notice to the Agents, the Borrower may add or delete any person from the list of Authorized Officers for itself listed on Exhibit N.

                  "Base LIBOR Rate" shall mean, with respect to any LIBOR Interest Period, a rate per annum equal to the rate for U.S. dollar deposits, in an amount equal to the aggregate principal amount of LIBOR Loans proposed to be subject to such rate and with maturities comparable to such Interest Period, that appears on Telerate Page 3750 as of approximately 11:00 a.m., London time, two (2) LIBOR Business Days prior to the commencement of such Interest Period; provided that if such rate does not appear on Telerate Page 3750, the "Base LIBOR Rate" applicable to a particular Interest Period shall mean a rate per annum equal to the rate at which U.S. dollar deposits, in an amount equal to the aggregate principal amount of LIBOR Loans proposed to be subject to such rate and with maturities comparable to such Interest Period, are offered in immediately available funds in the London Interbank Market to the London office of the Administrative Agent by leading banks in the Eurodollar market as of approximately 11:00 a.m., London time, two (2) LIBOR Business Days prior to the commencement of such Interest Period.

                  "Board" shall mean the Board of Governors of the Federal Reserve System of the United States and any successor thereto.

                  "Book-Entry MBS" shall mean an Agency MBS (a) that is not represented by a certificate (other than the physical security issued to GNMA's nominee, MBSCC & Co., or any successor thereto, representing an Agency MBS guaranteed by GNMA) and (b) the ownership and transfer of which are entered upon books maintained for that purpose by a depositary.

                  "Borrower" shall mean Harbourton Mortgage Co., L.P., a Delaware limited partnership.

                  "Borrowing" shall mean a Tranche A Borrowing, a Tranche B Borrowing or a Swing-Line Borrowing, as the context requires.

                  "Borrowing Base" shall mean a Tranche A Borrowing Base or a Tranche B Borrowing Base, as the context requires.

                  "Borrowing Base Certificate" shall mean a certificate in the form of Attachment 4 to the Warehouse Security Agreement delivered to the Administrative Agent by the Warehouse Collateral Agent pursuant to the terms of the Warehouse Security Agreement.

                  "Borrowing Date" shall mean any date on which the Swing-Line Lender makes a Swing-Line Loan or the Lenders make Loans, notice of which is, in all cases, submitted by the Borrower pursuant to Section 2.8, which date shall be a LIBOR Business Day for a Borrowing consisting of LIBOR Loans and a Business Day for a Borrowing consisting of Alternate Base Rate Loans or Fed Funds Loans.

                  "Bulk Check Mortgage Loans" shall mean Eligible Mortgage Loans for which a Bulk Check Presentment has been made on a given Business Day but for which detail as to whether any such Eligible Mortgage Loan is an Eligible Jumbo Mortgage Loan or an Eligible

Non-Jumbo Mortgage Loan is to be provided on the next Business Day. On the Business Day on which such detail is received each Bulk Check Mortgage Loan shall cease to be a Bulk Check Mortgage Loan and shall be reclassified either as an Eligible Jumbo Mortgage Loan or Eligible Non-Jumbo Mortgage Loan, as applicable.

                  "Bulk Check Presentment" shall mean the daily total amount of all checks presented to First National Bank of Maryland on behalf of the Borrower, to fund Eligible Mortgage Loans.

                  "Business Day" shall mean, any day other than a Saturday, Sunday and any other day on which banks in New York City are required or authorized to close.

                  "Cash Flow" shall mean, for any fiscal quarter, an amount equal to the net income of the Borrower for that fiscal quarter plus all depreciation, amortization, deferred taxes, interest and other non-cash charges and (x) minus non-cash income or (y) plus non-cash expense, in each case associated with the recordation of administrative fees and gain on sale of Mortgage Loans resulting from the application of SFAS No. 91 and SFAS No. 122 for that fiscal quarter. As used herein, "SFAS" shall mean the Statements of Financial Accounting Standards as adopted by the Financial Accounting Standards Board.

                  "Certificating Custodian" shall mean any Person acting as the Borrower's "document custodian," "custodian" or "certificating custodian," as such terms are used in the Agency Guides, for purposes of (a) certifying that the documentation relating to Mortgage Loans received by such Person from the Borrower (or the Warehouse Collateral Agent) is complete and acceptable under the applicable Agency Guide for purposes of including such Mortgage Loan in a pool of Mortgage Loans in which Agency MBS will represent interests and (b) holding such documentation following formation of such pools and insurance of such Agency MBS. The Certificating Custodian shall at all times be party to the Agency Custodial Agreements.

                  "Change of Control" shall mean the occurrence of any of the following events, without the prior written consent of the Administrative Agent:
(i) the failure by Harbourton Financial Services to own directly or indirectly 80% of the limited partnership interests in the Borrower; (ii) the failure by Harbourton Funding Corporation to own directly 100% of the general partnership interests in the Borrower; (iii) the failure by Harbourton Mortgage Corporation to own directly 100% of the general partnership interests in Harbourton Financial Services; (iv) the failure by Harbourton Holdings, L.P. to own 100% of the issued and outstanding capital stock of Harbourton Mortgage Corporation; or
(v) the failure by Harbourton Financial Services to own directly 100% of the issued and outstanding capital stock of Harbourton Funding Corporation.

                  "Closing Date" shall mean that date upon which all conditions precedent to the effectiveness of this Agreement set forth in Section 3.1 have been satisfied.

                  "Co-Agent" shall mean First Bank National Association, a national banking association.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" shall mean the Warehouse Collateral, the Servicing Collateral and the Pledge Collateral.

                  "Collateral Value of the Tranche A Borrowing Base" shall mean, at any time, the aggregate collateral value of all Eligible Mortgage Loans included in the Tranche A Borrowing Base. For the purposes of this definition:

                           (a) subject to subparagraph (c) below, the collateral value of each Eligible Non-Jumbo Mortgage Loan that is included in the Tranche A Borrowing Base shall be equal to ninety-eight percent (98%) of the least of: (i) the original principal balance thereof, (ii) the Applicable Take-Out Price multiplied by the current unpaid principal balance thereof and (iii) the acquisition price thereof (minus discount points and fees associated with yield);

                           (b) subject to subparagraph (c) below, the collateral value of each Eligible Jumbo Mortgage Loan that is included in the Tranche A Borrowing Base shall be equal to ninety-seven percent (97%) of the least of: (i) the original principal balance thereof, (ii) the Applicable Take-Out Price multiplied by the current unpaid principal balance thereof and (iii) the acquisition price thereof (minus discount points and fees associated with yield);

                           (c) notwithstanding subparagraphs (a) and (b) above, with respect to any Eligible Mortgage Loan that is included in the Tranche A Borrowing Base and that has been allocated to a Take-Out Commitment of an Approved Investor that is to be removed from the list of Approved Investors on Exhibit L, pursuant to the giving of notice thereof in accordance with the terms of the definition of "Approved Investor" set forth in this Section 1.1, the collateral value of such Eligible Mortgage Loan shall be equal to (i) ninety-eight percent (98%) of the least of (A) the Applicable Take-Out Price multiplied by the current unpaid principal balance thereof, (B) the Fair Market Value thereof and (C) the current unpaid principal balance thereof, if such Eligible Mortgage Loan is an Eligible Non-Jumbo Mortgage Loan and notice of removal of such Approved Investor has been given under subparagraph (b) of the definition thereof, (ii) ninety-seven percent (97%) of the least of (A) the Applicable Take-Out Price multiplied by the current unpaid principal balance thereof and (B) the Fair Market Value thereof and (C) the current unpaid principal balance thereof, if such Eligible Mortgage Loan is an Eligible Jumbo Mortgage Loan and notice of removal of such Approved Investor has been given under subparagraph (b) of the definition thereof and (iii) ninety percent (90%) of the least of (A) the Applicable Take-Out Price multiplied by the current unpaid principal balance thereof, (B) the Fair Market Value thereof and (C) the current unpaid principal balance thereof, if such Eligible Mortgage Loan is an Eligible Non-Jumbo Mortgage Loan or an Eligible Jumbo Mortgage Loan and notice of removal of such Approved Investor has been given under subparagraph (c) of the definition thereof; provided that if the

         Administrative Agent shall at any time believe in its sole discretion that the Applicable Take-Out Price for any Eligible Mortgage Loan included in the Tranche A Borrowing Base does not accurately reflect the market value of the underlying Take-Out Commitments because of a decline in the creditworthiness or funding ability of any Approved Investor, but the Agents have not otherwise given any notice of removal of such Approved Investor pursuant to the terms of the definition thereof, then the Administrative Agent may give notice to the Borrower that from the date of giving of such notice until the date such notice is withdrawn by the Administrative Agent in its sole discretion, (x) the collateral value of such Eligible Non-Jumbo Mortgage Loan shall be equal to ninety-eight percent (98%) of the least of (aa) the Applicable Take-Out Price multiplied by the then current unpaid principal balance thereof, (bb) the Fair Market Value thereof and (cc) the current unpaid principal balance thereof and (y) the collateral value of any Eligible Jumbo Mortgage Loan shall be equal to ninety-seven percent (97%) of the least of (aa) the Applicable Take-Out Price multiplied by the then current unpaid principal balance thereof, (bb) the Fair Market Value thereof and (cc) the current unpaid principal balance thereof;

                           (d) notwithstanding anything to the contrary set forth in subparagraphs (a), (b) and (c) above, the collateral value of all Bulk Check Mortgage Loans on any Business Day shall be equal to ninety-five percent (95%) of the Bulk Check Presentment for such Business Day;

                           (e) if the aggregate collateral value of all Eligible Jumbo Mortgage Loans that are included in the Tranche A Borrowing Base at any time exceeds an amount equal to twenty-five percent (25%) of the aggregate Commitments then in effect, such excess shall be disregarded for purposes of determining the Collateral Value of the Tranche A Borrowing Base; and

                           (f) if the aggregate collateral value of (i) all Bulk Check Mortgage Loans plus (ii) all Eligible Mortgage Loans that have been included in the Tranche A Borrowing Base prior to the Warehouse Collateral Agent's receipt of the items for such Eligible Mortgage Loans described in Attachment 2 to the Warehouse Security Agreement, as permitted pursuant to the terms of the proviso in subparagraph (q) of the definition of "Eligible Mortgage Loan" set forth in this Section 1.1, exceeds thirty percent (30%) of the aggregate Commitments then in effect, such excess shall be disregarded for purposes of determining the Collateral Value of the Tranche A Borrowing Base.

The Collateral Value of the Tranche A Borrowing Base shall be determined by reference to the most recent Borrowing Base Certificate delivered by the Warehouse Collateral Agent to the Administrative Agent absent any error in such Borrowing Base Certificate as of the date delivered.

                  "Collateral Value of the Tranche B Borrowing Base" shall mean, at any time, the aggregate collateral value of all Eligible Gestation Mortgage Loans and Eligible Agency MBS included in the Tranche B Borrowing Base. For purposes of this definition:

                           (a) subject to subparagraph (c) below, the collateral value of each Eligible Gestation Mortgage Loan that is included in the Tranche B Borrowing Base shall be an amount equal to ninety-nine percent (99%) of the Applicable Take-Out Price multiplied by the then current unpaid principal balance thereof; provided, however, in no event shall the collateral value of any Eligible Gestation Mortgage Loan exceed the current unpaid principal balance thereof;

                           (b) subject to subparagraph (c) below, the collateral value of each Eligible Agency MBS that is included in the Tranche B Borrowing Base shall be an amount equal to ninety-nine percent (99%) of the Applicable Take-Out Price multiplied by the unpaid principal amount of such Agency MBS; provided, however, in no event shall the collateral value of any Eligible Agency MBS exceed the unpaid principal amount of such Agency MBS; and

                           (c) notwithstanding subparagraphs (a) and (b) above, with respect to any Eligible Gestation Mortgage Loan or any Eligible Agency MBS that is included in the Tranche B Borrowing Base and that has been allocated to the Take-Out Commitment of an Approved Investor that is to be removed from the list of Approved Investors on Exhibit L, pursuant to the giving of notice thereof in accordance with the terms of the definition of "Approved Investor" set forth in this Section 1.1, the collateral value of such Eligible Gestation Mortgage Loan or Eligible Agency MBS shall be equal to (i) ninety-eight percent (98%) of the least of (A) the Applicable Take-Out Price multiplied by the then current unpaid principal balance of such Agency MBS or Mortgage Loan, as the case may be, (B) the Fair Market Value thereof and (C) the current unpaid principal balance thereof, if such notice of removal of such Approved Investor has been given under subparagraph (b) of the definition thereof and (ii) ninety percent (90%) of the least of (A) the Applicable Take-Out Price multiplied by the then current unpaid principal balance of such Agency MBS or Mortgage Loan, as the case may be, (B) the Fair Market Value thereof and (C) the current unpaid principal balance thereof, if such notice of removal of such Approved Investor has been given under subparagraph (c) of the definition thereof; provided that if the Administrative Agent shall at any time believe in its sole discretion that the Applicable Take-Out Price for any Eligible Gestation Mortgage Loan or Eligible Agency MBS that is included in the Tranche B Borrowing Base does not accurately reflect the market value of the underlying Take-Out Commitments because of a decline in the creditworthiness or funding ability of any Approved Investor, but the Administrative Agent has not otherwise given any notice or removal of such Approved Investor pursuant to the terms of the definition thereof, then the Administrative Agent may give notice to the Borrower that from the date of giving of such notice until the date such notice is withdrawn by the Administrative Agent in its sole discretion, the collateral value of such Eligible Gestation Mortgage Loan and such Eligible Agency MBS shall be equal to ninety-eight percent (98%) of the least of (x) the Applicable Take-Out Price multiplied by the then current unpaid principal balance of such Agency MBS or Mortgage Loan, as the case may be, (y) the Fair Market Value thereof and (z) the current unpaid principal balance thereof.

The Collateral Value of the Tranche B Borrowing Base shall be determined by reference to the most recent Borrowing Base Certificate delivered by the Warehouse Collateral Agent to the Administrative Agent absent any error in such Borrowing Base Certificate as of the date delivered.

                  "Commitment" shall mean, in respect of each Lender, the commitment of such Lender to make Loans hereunder as set forth in Sections 2.1(a) and (b), provided that the aggregate amount of the Commitments shall not exceed $150,000,000.

                  "Commitment Notice" shall have the meaning set forth in
Section 8.6.

                  "Commonly Controlled Entity" shall mean, in respect of any Person, another Person, whether or not incorporated, that is under common control with such first Person within the meaning of Section 414(c) of the Code.

                  "Contractual Obligation" shall mean, in respect of any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Controlled Disbursement Account" shall mean the controlled disbursement account in the Borrower's name (account no. 177-9286-8 maintained at First National Bank of Maryland) established and maintained at all times with for purposes of facilitating disbursements of funds in connection with closing transactions related to Eligible Mortgage Loans to be originated by the Borrower. From time to time the Borrower shall provide the Administrative Agent with the number of and any other information relating to its Controlled Disbursement Account as is reasonably deemed necessary by the Administrative Agent for purposes of effecting wire transfers to such Controlled Disbursement Account.

                  "Conventional Mortgage Loan" shall mean a Mortgage Loan that is not insured or guaranteed by the federal government or any agency or instrumentality thereof.

                  "Conversion/Continuation Date" shall mean (a) each date on which the Lenders, pursuant to Sections 2.3 and 2.4, convert any Loans to LIBOR Loans or continue outstanding LIBOR Loans for an additional LIBOR Interest Period (which date shall be a LIBOR Business Day for conversions of Loans into, or continuations of, LIBOR Loans) and (b) the last day of each LIBOR Interest Period.

                  "Custody MBS Account" shall have the meaning given such term in the Warehouse Security Agreement.

                  "Direct Servicing Rights" shall mean the rights of any Person to service Mortgage Loans for or on the behalf of the owner or holder of such Mortgage Loans (including investors in mortgage-backed securities supported by Mortgage Loans) pursuant to a direct agreement between such Person and an Agency, or such owner or holder, together with the legal titles, mortgagor files, escrows and records relating to such Mortgage Loans and the right to receive servicing fee income and any other income arising from or in connection with such Mortgage

Loans, including late charges and all other incidental fees and charges; provided that the term "Direct Servicing Rights" shall in no event be construed as intended to include subservicing rights or Excluded Servicing Rights.

                  "Eligible Agency MBS" shall mean an Agency MBS owned by the Borrower with respect to which each of the following statements is true and correct:

                           (a) such Agency MBS is a valid and binding obligation of the Obligor thereon, is in full force and effect and is enforceable in accordance with its terms;

                           (b) such Agency MBS is free of any default and from any rescission, cancellation or avoidance, and all rights thereof, whether by operation of law or otherwise;

                           (c) such Agency MBS has either been deposited with and is held by the Warehouse Collateral Agent or the Administrative Agent or an agent, bailee and custodian of the Warehouse Collateral Agent or the Administrative Agent under the Warehouse Security Agreement (or by a Person who has executed a custodial agreement acceptable to the Administrative Agent and the Co-Agent), properly endorsed in blank for transfer or, if such Agency MBS is a Book-Entry MBS, such Agency MBS is the subject of a Perfected Assignment;

                           (d) at all times such Agency MBS will be free and clear of all liens, encumbrances, charges, rights and interests of any kind (other than Take-Out Commitments), except in favor of the Warehouse Collateral Agent, for the benefit of the Secured Parties;

                           (e) no Mortgage Loan included in the pool of loans supporting such Agency MBS has been included in the Tranche B Borrowing Base for more than sixty (60) days from the date such Mortgage Loan was first included in the Tranche B Borrowing Base and if applicable, has not been included in the Tranche A Borrowing Base and Tranche B Borrowing Base (either as a pooled Mortgage Loan or as a non-pooled Mortgage Loan) for more than one hundred eighty (180) days from the date such Mortgage Loan was first included in the Tranche A Borrowing Base; and

                           (f) such Agency MBS is covered by a Take-Out Commitment that is in full force and effect and pledged to the Warehouse Collateral Agent for the benefit of the Secured Parties under the Warehouse Security Agreement, and the Borrower and such Agency MBS are in full compliance therewith.

                  "Eligible Conforming Mortgage Loan" shall mean a Mortgage Loan with respect to which each of the following statements is true and correct:

                           (a)      such Mortgage Loan is an Eligible Mortgage
         Loan;

                           (b) such Mortgage Loan is insured by the FHA or guaranteed by the

         VA (or there exists a binding commitment to issue such insurance or guaranty subject to the satisfaction of customary conditions) and/or fully conforms to all underwriting and other requirements of FNMA or FHLMC;

                           (c) such Mortgage Loan is covered by a Take-Out Commitment that is in full force and effect and pledged to the Warehouse Collateral Agent for the benefit of the Secured Parties under the Warehouse Security Agreement, and the Borrower and such Mortgage Loan are in full compliance therewith; and

                           (d) such Mortgage Loan is not an Eligible Gestation Mortgage Loan.

                  "Eligible Gestation Mortgage Loan" shall mean a Mortgage Loan with respect to which each of the following statements is true and correct:

                           (a)      such Mortgage Loan meets all of the
         requirements in the definition of Eligible Conforming Mortgage Loan (except the requirements set forth in paragraph (d) of such definition and the requirements set forth in paragraph (n) of the definition of Eligible Mortgage Loan); and

                           (b) the Certificating Custodian has initially certified that all documentation relating to such Mortgage Loan received by the Certificating Custodian from the Borrower (or the Warehouse Collateral Agent) is complete and acceptable under an applicable Agency Guide for purposes of including such Mortgage Loan in a pool of Mortgage Loans in which an Agency MBS will represent an interest.

                  "Eligible Jumbo Mortgage Loan" shall mean a Mortgage Loan with respect to which each of the following statements is true and correct:

                           (a)      such Mortgage Loan is an Eligible Mortgage
         Loan;

                           (b) such Mortgage Loan is covered by and allocated to a designated Take-Out Commitment that is in full force and effect and pledged to the Warehouse Collateral Agent for the benefit of the Secured Parties, under the Warehouse Security Agreement, and the Borrower and such Mortgage Loan are in full compliance therewith;

                           (c) such Mortgage Loan would be an Eligible Conforming Mortgage Loan, but for the fact that it fails to conform to FNMA and FHLMC requirements with respect to principal amount; and

                           (d) the original principal amount of such Mortgage Loan is $1,500,000 or less.

                  "Eligible Mortgage Loan" shall mean a Mortgage Loan owned by the Borrower conforming to the requirements of one Type of Mortgage Loan with respect to which each of the following statements is true and correct:

                           (a) such Mortgage Loan is a binding and valid obligation of the

         Obligor thereon, is in full force and effect and is enforceable in accordance with its terms;

                           (b) such Mortgage Loan is secured by a first priority mortgage (or deed of trust) on the Property encumbered thereby;

                           (c) such Mortgage Loan is genuine in all respects as appearing on its face or as represented in the books and records of such Borrower, and all information set forth therein is true and correct;

                           (d) such Mortgage Loan is free of any material default (other than as permitted in subsection (e) below) of any party thereto (including such Borrower), counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, and all rights thereof, whether by operation of law or otherwise;

                           (e) no payment under such Mortgage Loan is more than thirty (30) days past due the payment due date set forth in the underlying promissory note and mortgage (or deed of trust);

                           (f) such Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein;

                           (g) such Mortgage Loan is in all respects in accordance with all applicable laws and regulations governing the same, including the federal Consumer Credit Protection Act and the regulations promulgated thereunder and all applicable usury laws and restrictions; and all notices, disclosures and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with such Mortgage Loan have been given and performed as required;

                           (h) all advance payments and other deposits on such Mortgage Loan have been paid in cash, and no part of such sums has been loaned, directly or indirectly, by such Borrower to the Obligor thereon;

                           (i) at all times such Mortgage Loan will be free and clear of all liens, encumbrances, charges, rights and interests of any kind (other than Take-Out Commitments), except in favor of the Secured Parties under the Warehouse Security Agreement;

                           (j) the Property encumbered by such Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended insurance coverage (including flood plain insurance if such Property is located in a federally designated flood plain) in accordance with the provisions of such Mortgage Loan with the Borrower and its assigns named as a loss payee thereon;

                           (k) the Property encumbered by such Mortgage Loan is free and clear of all Liens except Liens in favor of the Borrower, which has assigned any and all such Liens to the Secured Parties under the Warehouse Security Agreement, subject only to:

                                    (i)     the Lien of real property taxes and
                           assessments not yet due and payable;

                                    (ii)    covenants, conditions and
                           restrictions, rights of way, easements and other matters of public record, as of the date of recording, being acceptable to mortgage lending institutions generally and specifically referred to in a lender's title insurance policy delivered to the originator of the Mortgage Loan and (A) referred to or otherwise considered in the appraisal (if any) made for the originator of the Mortgage Loan or (B) that do not materially adversely affect the appraised value of such Property as set forth in such appraisal (if any);

                                    (iii)   other matters to which like
                           properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by the Mortgage Loan or the use, enjoyment, value or marketability of the related Property; and

                                    (iv)    subordinate financing and liens that
                           would be permitted title exceptions pursuant to (i) the FNMA Guide and (ii) the FHLMC Guide, in each case for loans conforming to the requirements of the applicable Agency Guide;

                           (l) if such Mortgage Loan has been included in the Tranche A Borrowing Base, and the promissory note for such Mortgage Loan (or any other documentation relating thereto) has been withdrawn from the possession of the Warehouse Collateral Agent on terms and subject to conditions set forth in Section 6 of the Warehouse Security Agreement, (i) such note or other documentation has been released to the Borrower for purposes of correcting clerical or other non-substantive documentation problems pursuant to a trust receipt as permitted under Section 6(a) of the Warehouse Security Agreement, such release has occurred within the immediately preceding fourteen (14) Business Days provided that if the collateral value of the Mortgage Loan for which such note or other documentation has been released, when added to the collateral value of all other Mortgage Loans included in the Tranche A Borrowing Base for which notes or other documentation has been similarly released, exceeds $5,000,000, such excess shall be deducted from the Collateral Value of the Tranche A Borrowing Base or
         (ii) the promissory note and any related documentation for such Mortgage Loan has been shipped by the Warehouse Collateral Agent directly to an Approved Investor for purchase, as permitted under
         Section 6(b) of the Warehouse Security Agreement, and such shipment has occurred within the immediately preceding forty-five (45) days;

                           (m) with respect to Conventional Mortgage Loans, if the Loan-to-

         Value Ratio of such Mortgage Loan exceeds eighty percent (80%), such Mortgage Loan is the subject of a private mortgage insurance policy issued in favor of the Borrower by an insurer approved by FNMA, FHLMC, GNMA or the Approved Investor issuing the Take-Out Commitment for such Mortgage Loan;

                           (n) if such Mortgage Loan has been included in the Tranche A Borrowing Base, the date of the promissory note of such Mortgage Loan is no earlier than one hundred and twenty (120) days prior to the earlier of (i) the date such Mortgage Loan was first included in the Tranche A Borrowing Base, and (ii) if applicable, the date such Mortgage Loan was first pledged to an Existing Lender prior to the Closing Date;

                           (o) if such Mortgage Loan is FHA insured or VA guaranteed, such insurance or guaranty is in full force and effect (or there exists a binding commitment to issue such insurance or guaranty subject to the satisfaction of customary conditions);

                           (p) if such Mortgage Loan has been included in the Tranche A Borrowing Base, such Mortgage Loan has not been included in the Tranche A Borrowing Base for more than one hundred and twenty
         (120) days from the earlier of (i) the date such Mortgage Loan was first included in the Tranche A Borrowing Base, and (ii) if applicable, the date such Mortgage Loan was first pledged to an Existing Lender prior to the Closing Date; provided that if such Mortgage Loan has been included in the Tranche B Borrowing Base, such Mortgage Loan has not been included in the Tranche B Borrowing Base (either as a pooled Mortgage Loan or an unpooled Mortgage Loan) for more than sixty (60) days from the date such Mortgage Loan was first included in the Tranche B Borrowing Base and has not been included in the Tranche B Borrowing Base and the Tranche A Borrowing Base (either as a pooled Mortgage Loan or an unpooled Mortgage Loan) for more than one hundred eighty (180) days from the earlier of the two (2) dates specified in the foregoing clauses (i) or (ii);

                           (q) if such Mortgage Loan is to be included in the Tranche A Borrowing Base, then: (i) the Warehouse Collateral Agent shall have received for such Mortgage Loan, prior to or simultaneously with its inclusion in the Tranche A Borrowing Base those items for such Mortgage Loan described on Attachment 2 to the Warehouse Security Agreement (provided that if the Warehouse Collateral Agent fails to receive the requisite items for such Mortgage Loan prior to or simultaneously with its inclusion in the Tranche A Borrowing Base, then, (A) the Warehouse Collateral Agent shall have received an agreement in the form attached to the Warehouse Security Agreement as Attachment 1 relating to such Mortgage Loan prior to or simultaneously with such Mortgage Loan's inclusion therein; and (B) the Warehouse Collateral Agent shall receive such items within seven (7) Business Days after such Mortgage Loan's inclusion therein); (ii) if such Mortgage Loan is to be included in the Tranche B Borrowing Base, the Borrower shall have delivered (or caused to be delivered), prior to the inclusion of such Mortgage Loan in the Tranche B Borrowing Base (A) to the Certificating Custodian, the documentation for such Mortgage Loan that the Certificating Custodian is required under the applicable Agency Guide to examine, for completeness and acceptability, for purposes of initially determining the suitability of such Mortgage Loan for inclusion in a pool of loans supporting an Agency MBS and (B) to the Warehouse Collateral Agent, a FHLMC Custodial Certification Schedule (Form 1034) (or any comparable or successor from), a FNMA Schedule of Mortgages (Form 2005) (or any comparable or successor form) or a GNMA Schedule of Pooled Mortgages (HUD Form 11706) (or any comparable or successor form) listing such Mortgage Loan as a Mortgage Loan to be pooled in an Agency MBS, in each case completed and duly executed by such Certificating Custodian on or prior to the date such Mortgage Loan is to be included in the Tranche B Borrowing Base; and
         (iii) the Borrower holds in trust for the Secured Parties those items described on Attachment 2 to the Warehouse Security Agreement; and (iv) there has been delivered to the Administrative Agent, if the Administrative Agent has so requested in writing, the additional items described on Attachment 8 to the Warehouse Security Agreement;

                           (r) except for the existence of a commitment to sell such Mortgage Loan on a servicing-released basis, such Mortgage Loan is not subject to any servicing arrangement with any Person other than the Borrower nor are any servicing rights relating to such Mortgage Loan subject to any lien, claim, interest or negative pledge in favor of any Person other than as permitted hereunder;

                           (s)      if an appraisal is required by the
         applicable Approved Investor the appraisal obtained by the Borrower in connection with the origination of such Mortgage Loan satisfies all appraisal requirements of such Approved Investor; and

                           (t) the improvements on the Property encumbered by such Mortgage Loan consist of a completed one-to-four family residence (other than a mobile home or other temporary housing facility).

                  "Eligible Non-Conforming Mortgage Loan" shall mean a Mortgage Loan with respect to which each of the following statements is true and correct:

                           (a) such Mortgage Loan meets the definition of Eligible Conforming Mortgage Loan set forth in this Section 1.1 (other than the requirement of subparagraph (b) of the definition thereof);

                           (b) such Mortgage Loan conforms to the FNMA and FHLMC requirements with respect to the principal amount of Mortgage Loans; and

                           (c) such Mortgage Loan is covered by and allocated to a designated Take-Out Commitment issued by an Approved Investor that is a state of the United States or a State housing finance or similar state finance authority, including the Colorado Housing Finance Authority and the California Housing Finance Authority if and when such Authority becomes an Approved Investor.

                  "Eligible Non-Jumbo Mortgage Loan" shall mean either an Eligible Conforming Mortgage Loan or an Eligible Non-Conforming Mortgage Loan.

                  "Environmental Laws" shall mean any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning environmental protection matters, including hazardous materials, as now or may at any time hereafter be in effect.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be supplemented or amended and the rules and regulations issued thereunder as in effect from time to time.

                  "ERISA Affiliate" shall mean each trade or business, including the Borrower, whether or not incorporated, that together with the Borrower would be treated as a single employer under section 4001 of ERISA.

                  "Estimated Tax Amount" shall mean, with respect to any period, an amount equal to forty-five percent (45%) of the Net Income of the Borrower for such period.

                  "Event of Default" shall have the meaning set forth in
Section 6.1.

                  "Excluded Servicing Rights" shall mean servicing rights arising under the HTP Servicing Agreement, any servicing agreement between the Borrower and Skillman Partners, a New Jersey partnership, or any servicing agreement between the Borrower and Santa Cruz Partners, a New Jersey partnership.

                  "Existing Lenders" shall have the meaning set forth in
Section 3.1(a)(xvi).

                  "Fair Market Value" shall mean, at any date, in respect of any Eligible Mortgage Loan or Eligible Agency MBS, (a) the market price for thirty
(30) day mandatory future delivery of such Eligible Mortgage Loan or Eligible Agency MBS quoted by Telerate or, if not so quoted, the average bid price quoted in writing to the Administrative Agent as of the computation date by any two (2) nationally recognized dealers reasonably selected by the Administrative Agent who, at such time, are making a market in similar Mortgage Loans or Agency MBS, multiplied by (b) the outstanding principal balance thereof.

                  "Fed Funds Loan" shall mean a Loan that bears interest at the per annum rate set forth in Section 2.7(a).

                  "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three (3) Federal funds brokers of recognized standing selected by it.

                  "Fees" shall mean all fees payable pursuant to Section 2.7 or otherwise.

                  "FHA" shall mean the Federal Housing Administration and any successor thereto.

                  "FHLMC" shall mean the Federal Home Loan Mortgage Corporation and any successor thereto.

                  "FHLMC Custodial Agreement" shall mean the agreement, as amended, modified or supplemented from time to time, between FHLMC, the Borrower and any Person meeting the eligibility requirements set forth in the FHLMC Guide to serve as a "custodian," as such term is used in the FHLMC Guide, pursuant to which such Person is authorized to act as Certificating Custodian for the Borrower.

                  "FHLMC Guide" shall mean the "Sellers' & Servicers' Guide" published by FHLMC, as amended, modified or supplemented from time to time.

                  "FHLMC MBS" shall mean any security (including a participation certificate) issued by FHLMC that represents an interest in a pool of Mortgage Loans.

                  "Financing Lease" shall mean any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on the balance sheet of the lessee.

                  "FNMA" shall mean the Federal National Mortgage Association and any successor thereto.

                  "FNMA Custodial Agreement" shall mean the agreement, as amended, modified or supplemented from time to time, between FNMA, the Borrower and any Person meeting the eligibility requirements set forth in the FNMA Guide to serve as a "document custodian," as such term is used in the FNMA Guide, pursuant to which such Person is authorized to act as Certificating Custodian for the Borrower.

                  "FNMA Guide" shall mean, collectively, the "Selling Guide" and the "Servicing Guide" published by FNMA, as amended, modified or supplemented from time to time.

                  "FNMA MBS" shall mean any security (including a participation certificate) issued by FNMA that represents an interest in a pool of Mortgage Loans.

                  "Funding Account" shall mean account no. 006 992 536, in the name of the Borrower, maintained at Chemical Bank.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

                  "General Partner" shall mean (i) with respect to the Borrower and Western Sunrise, Harbourton Funding Corporation and (ii) with respect to Harbourton Financial Services, Harbourton Mortgage Corporation.

                  "GNMA" shall mean the Government National Mortgage Association and any successor thereto.

                  "GNMA Custodial Agreement" shall mean the agreement, as amended, modified or supplemented from time to time, between GNMA, the Borrower and any Person meeting the eligibility requirements set forth in the GNMA Guide to serve as a "certificating custodian," as such term is used in the GNMA Guide, pursuant to which such Person is authorized to act as Certificating Custodian.

                  "GNMA Guide" shall mean, collectively, the "GNMA I Mortgage-Backed Securities Guide" and the "GNMA II Mortgage-Backed Securities Guide" published by HUD, as amended, modified or supplemented from time to time.

                  "GNMA MBS" shall mean any security (including a participation certificate) guaranteed by GNMA that represents an interest in a pool of Mortgage Loans.

                  "GNMA Servicing Portfolio" shall mean, at any time, the mortgage loans included in pools of mortgage loans supporting Agency MBS guaranteed by GNMA with respect to which mortgage loans the Borrower has Direct Servicing Rights.

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guaranties" shall mean the Guaranty (Harbourton Financial Services) and the Guaranty (Western Sunrise).

                  "Guarantors" shall mean Harbourton Financial Services and Western Sunrise.

                  "Guaranty (Harbourton Financial Services)" shall mean the Guaranty and Pledge Agreement of Harbourton Financial Services substantially in the form of Exhibit C, as amended, extended or supplemented from time to time.

                  "Guaranty (Western Sunrise)" shall mean the Guaranty and Pledge Agreement of Western Sunrise substantially in the form of Exhibit D, as amended, extended or supplemented from time to time.

                  "Harbourton Financial Services" shall mean Harbourton Financial Services, L.P., a Delaware limited partnership.

                  "Harbourton Funding Corporation" shall mean Harbourton Funding Corporation, a Delaware corporation.

                  "Harbourton Holdings, L.P." shall mean Harbourton Holdings, L.P., a Delaware limited partnership.

                  "Harbourton Mortgage Corporation" shall mean Harbourton
Mortgage

Corporation, a Delaware corporation.

                  "Hazardous Materials" shall mean any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances, petroleum products (including crude oil or any fraction thereof), defined or regulated as such in or under any Environmental Law.

                  "Hedging Contract" shall mean a contract to buy or sell an instrument on the futures market, cash forward market, private investor whole loan market or the options market or an option or financial future purchased over the counter for future delivery of such instrument, each of the foregoing issued in accordance with the requirements of a Hedging Program.

                  "Hedging Program" shall mean a program for hedging interest rate risks of the Borrower, which program shall provide, without limitation, that all Hedging Contracts will be placed with futures commission merchants, clearing houses, or private investor whole loan purchasers, if applicable.

                  "HTP Financial" shall mean HTP Financial, L.P., a Delaware limited partnership to be formed after the Closing Date pursuant to the term sheet dated April 19, 1995.

                  "HTP Financial Documents" shall mean the HTP Partnership Agreement, the HTP Servicing Agreement and the PWRES Financing Agreements.

                  "HTP Partnership Agreement" shall mean the agreement of limited partnership of HTP Financial between the Borrower, as general partner, and PWRES, as limited partner, to be entered into after the Closing Date in form and substance satisfactory to the Administrative Agent in the exercise of its reasonable discretion.

                  "HTP Servicing Agreement" shall mean the servicing agreement between the Borrower, as servicer, and HTP Financial providing for the servicing by the Borrower of certain mortgage loans on behalf of HTP Financial to be entered into after the Closing Date in form and substance satisfactory to the Administrative Agent in the exercise of its reasonable discretion.

                  "HUD" shall mean the Department of Housing and Urban Development and any successor thereto.

                  "Indebtedness" shall mean, in respect of any Person, (i) all items of indebtedness that would be included in determining liabilities as shown on the liability side of a statement of condition prepared in accordance with GAAP of such Person as of the date as of which indebtedness is to be determined, including all obligations for money borrowed, the deferred purchase price of property or services and capitalized lease obligations, (ii) liabilities of such Person with respect to gestation repurchase financings (other than such financings that are treated as true sales under GAAP), and (iii) all indebtedness and liabilities of others assumed or guaranteed by such Person, or secured by any Lien upon property owned by such Person, whether or not such indebtedness is assumed, or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection), including contingent reimbursement obligations of such Person under undrawn letters of credit, whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

                  "Intellectual Property" shall have the meaning set forth in
Section 4.18.

                  "IRS" shall mean the Internal Revenue Service and any successor thereto.

                  "Lenders" shall mean the lenders party hereto from time to time.

                  "LIBOR Business Day" shall mean a Business Day upon which commercial banks in London, England are open for domestic and international business.

                  "LIBOR Interest Period" shall mean, with respect to any LIBOR Loan, the period commencing on the Borrowing Date or a Conversion/Continuation Date for such LIBOR Loan, as the case may be, and ending one (1) month thereafter; provided that (a) any LIBOR Interest Period that would otherwise end on a day that is not a LIBOR Business Day shall extend to the next succeeding LIBOR Business Day, unless such LIBOR Business Day falls in another calendar month, in which case, such LIBOR Interest Period shall end on the immediately preceding LIBOR Business Day; and (b) no LIBOR Interest Period shall end after the Maturity Date.

                  "LIBOR Loan" shall mean any Loan bearing interest at the per annum rate set forth in Section 2.7(c).

                  "LIBOR Rate" shall mean, with respect to any LIBOR Interest Period, a rate per annum equal to the product arrived at by multiplying the Base LIBOR Rate applicable to such Interest Period by a fraction (expressed as a decimal), the numerator of which shall be the number one (1) and the denominator of which shall be the number one (1) minus the Reserve Requirement (expressed as a decimal) applicable to such LIBOR Interest Period. The LIBOR Rate shall be rounded, if necessary, to the next higher one one-sixteenth of one percent (1/16 of 1%).

                  "Lien" shall mean any security interest, mortgage, pledge, lien, claim on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

                  "Loan Documents" shall mean this Agreement, the Notes, the Swing-Line Note, the Warehouse Security Agreement, the Guaranties, and any other document, instrument or agreement executed by the Borrower or either of the Guarantors and delivered to the Administrative Agent, the Warehouse Collateral Agent, or any Lender in connection herewith or therewith, as any of the same may be amended, extended or supplemented from time to time; provided, however, that as used herein Loan Documents shall not include "Loan Documents" as defined in the Servicing Credit Agreement.

                  "Loan-to-Value Ratio" shall mean, with respect to any Mortgage Loan, the ratio of the principal amount of such Mortgage Loan outstanding at the origination thereof divided by the lesser of (a) the appraised value of the Property encumbered thereby (as set forth in the appraisal, if any, delivered in connection with the origination of such Mortgage Loan) and (b) the most recent value assigned to the subject property pursuant to the requirements of the applicable Approved Investor.

                  "Loans" shall mean the Tranche A Loans, the Tranche B Loans and the Swing-Line Loans.

                  "Material Adverse Effect" shall mean a material adverse effect with respect to (a) the business or financial condition of the Borrower or Harbourton Financial Services, (b) the ability of the Borrower or either of the Guarantors to pay or perform its Obligations, (c) the validity or enforceability of this Agreement or the other Loan Documents or the rights or remedies of the Secured Parties hereunder or thereunder, or (d) the value of the Collateral.

                  "Maturity Date" shall mean July 30, 1996; provided that upon the request of the Borrower, the Lenders may elect to extend the Maturity Date on terms as they may deem appropriate in their sole discretion.

                  "Monthly Position Report" shall mean a report prepared by the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, indicating the aggregate principal balance of all Mortgage Loans for which the Borrower has issued a rate and price guaranty to the potential Obligors.

                  "Monthly Servicing Report" shall mean a report on the Mortgage Loans included in the Servicing Portfolio and the Direct Servicing Rights and Excluded Servicing Rights thereto as of the date of such report, which report shall be in form and substance reasonably satisfactory to the Administrative Agent, shall be prepared by the Borrower and shall contain information (when appropriate, on both an unpaid principal balance and loan number basis) relating to the aggregate unpaid principal amount of all such outstanding Mortgage Loans, servicing by investor, delinquency and foreclosure, geographic breakdown, runoff, weighted average original term, weighted average remaining term, portfolio roll forward, weighted average coupon and any other information deemed appropriate by the Administrative Agent from time to time.

                  "Moody's" shall mean Moody's Investors Service.

                  "Mortgage Loan" shall mean a single-family residential real estate secured loan.

                  "Mortgage Loans Held for Sale" shall mean Mortgage Loans that are acquired or originated principally for the purpose of sale within one year of the date of the acquisition or origination thereof.

                  "Mortgage Servicing Rights Held for Sale" shall mean mortgage servicing rights relating to Mortgage Loans Held for Sale, which Mortgage Loans are subsequently sold by the Borrower on a servicing-retained basis; provided, however, that the mortgage servicing rights related to any Mortgage Loan shall cease to be classified as Mortgage Servicing Rights Held for

Sale if, within one-hundred twenty (120) days of the date that the related Mortgage Loan is sold, the Borrower has not entered into a bona fide binding commitment with a non-Affiliate of the Borrower to sell such servicing rights.

                  "Multiemployer Plan" shall mean, with respect to the Borrower, a plan described in section 4001(a)(3) of ERISA to which such Borrower or any of its ERISA Affiliates is required to contribute on behalf of any of its employees.

                  "Net Income" shall mean, with respect to any Person for any period, the net income of such Person for such period determined in accordance with GAAP.

                  "Net Worth" shall mean, as of any date, with respect to any Person, the stockholders' or partnership equity of such Person as of such date determined in accordance with GAAP.

                  "Non-Borrowing-Base Collateral" shall mean all Collateral consisting of (i) Mortgage Loans not submitted to the Collateral Agent for inclusion in the Tranche A Borrowing Base or the Tranche B Borrowing Base, (ii) mortgage backed securities (including Agency MBS) not submitted to the Warehouse Collateral Agent for inclusion in the Tranche B Borrowing Base, (iii) mortgage servicing rights or subservicing rights (and the related Mortgage Servicing Agreements (as defined in the Servicing Credit Agreement) and the proceeds thereof) constituting Excluded Servicing Rights, (iv) Mortgage Servicing Rights Held for Sale, (v) P&I Advance Receivables not included in the determination of the Collateral Value of the Tranche C Borrowing Base (as such terms are defined in the Servicing Credit Agreement), (vi) T&I Advance Receivables, Foreclosure Claim Receivables and Expense Receivables not included in the determination of the Collateral Value of the Tranche D Borrowing Base (as such terms are defined in the Servicing Credit Agreement), (vii) all notes, mortgage, deeds of trust, security agreements, files, documents, instruments, agreements, surveys, certificates, correspondence, appraisals, computer records, tapes discs, cards, accounting records, servicing records and other books, records and information and data relating solely to the foregoing, and (viii) all accounts, contract rights, real estate interests and general intangibles to the extent relating solely to or arising solely out of any of the foregoing or the proceeds thereof (provided the same is divisible) (including any rights with respect to FHA or any other mortgage insurance or VA guaranties to the extent associated solely with any of the foregoing or any rights with respect to the proceeds of any other insurance, casualty, condemnation or liquidation to the extent relating solely to any of the foregoing or the real property associated therewith).

                  "Non-Recourse Direct Servicing Rights" shall mean Direct Servicing Rights that are not Recourse Direct Servicing Rights.

                  "Notes" shall have the meaning set forth in Section 2.6.

                  "Notice of Borrowing" shall have the meaning set forth in
Section 2.3(a).

                  "Notice of Conversion/Continuation" shall have the meaning set forth in Section 2.3(a).

                  "Notice of Payment" shall have the meaning set forth in
Section 2.8(c).

                  "Notice of Swing-Line Borrowing" shall have the meaning set forth in Section 2.3(b).

                  "Obligations" shall mean any and all debts, obligations and liabilities of the Borrower to the Secured Parties (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred) under or arising out of the Loan Documents.

                  "Obligor" shall mean the Person or Persons obligated to pay the indebtedness that is the subject of a Mortgage Loan or Agency MBS, including any guarantor of such indebtedness.

                  "Operating Account" shall mean the account of the Borrower (account no. 1440-41661) maintained at Chemical Bank.

                  "Payment Office" shall mean the Administrative Agent's office located at 380 Madison Avenue, New York, New York 10017 or such other office as the Administrative Agent shall specify to the Borrower, the Warehouse Collateral Agent and the Lenders.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

                  "Percentage Share" shall mean, with respect to any Lender at any time, the percentage that the aggregate dollar amount of such Lender's Commitments bears to the aggregate dollar amount of the Commitments of all of the Lenders.

                  "Perfected Assignment" shall mean, with respect to any Book-Entry MBS, that such Book-Entry MBS has been transferred to the Administrative Agent or any entity designated by the Administrative Agent so that the Administrative Agent or such entity may maintain such Book-Entry MBS as depositary in one of its book-entry accounts with a Federal Reserve Bank, or the Participants Trust Company and a pledge to the Secured Parties has been registered with the Administrative Agent or such entity, or the Borrower has taken such other action as the Administrative Agent may reasonably request to perfect, protect and maintain the valid, perfected and first priority security interest of the Secured Parties, in such Book-Entry MBS.

                  "Person" shall mean any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization, government or any political subdivision, department, agency or instrumentality of any government.

                  "Plan" shall mean any plan (other than a Multiemployer Plan) subject to Title IV of ERISA maintained for employees of the Borrower or any of its ERISA Affiliates (and any such plan no longer maintained by such Borrower or any of its ERISA Affiliates to which it or any of its ERISA Affiliates have made or were required to make any contributions during the five (5) years preceding the date on which such plan ceased to be maintained).

                  "Pledge Collateral" shall have the meaning given the term "Collateral" in each of the Guaranties.

                  "Potential Default" shall mean an event that with the lapse of time or the giving of notice, or both, would, unless cured or waived, constitute an Event of Default.

                  "Pre-Disbursement Account" shall mean account no. 006992870 which account is a "no-access" account of the Borrower maintained with the Administrative Agent.

                  "Prime Credit Business" shall mean a Person or a business unit engaged in the origination, acquisition or servicing of Eligible Conforming Mortgage Loans and Eligible Non-Conforming Mortgage Loans.

                  "Prime Rate" shall mean the rate of interest that is publicly announced from time to time by Chemical Bank in New York City as its prime lending rate as in effect from time to time, such rate to change automatically and without notice to the Borrower when and as such prime lending rate changes. The Prime Rate is a reference rate and does not necessarily represent the best or lowest rate actually charged by Chemical Bank to any customer. Chemical Bank may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

                  "Private Investor" shall mean an investor other than an Agency.

                  "Private Investor Consent" shall mean an agreement between the Borrower, a Private Investor and the Servicing Collateral Agent, on behalf of the Secured Parties (as defined herein and in the Servicing Credit Agreement), in form and substance satisfactory to the Administrative Agent in the exercise of its sole discretion, in which such Private Investor acknowledges and consents to a security interest granted by the Borrower to the Servicing Collateral Agent, for the benefit of the Secured Parties, in the Borrower's Direct Servicing Rights in respect of Mortgage Loans and/or Agency MBS of which such Private Investor is the beneficial owner.

                  "Prohibited Transaction" shall mean any transaction described in section 406 of ERISA that is not exempt by reason of section 408 of ERISA or the transitional rules set forth in section 414(c) of ERISA and any transaction described in section 4975(c)(1) of the Code that is not exempt by reason of section 4975(c)(2) or section 4975(d) of the Code, or the transitional rules of section 2003(c) of ERISA.

                  "Properties" shall have the meaning set forth in Section 4.16.

                  "Property" shall mean the real property, including the improvements thereon, and the personal property (tangible and intangible) that are encumbered pursuant to a Mortgage Loan.

                  "PWRES" shall mean Paine Webber Real Estate Securities Inc., a Delaware corporation.

                  "PWRES Financing Agreements" shall mean (i) the mortgage loan repurchase agreement between PWRES and the Borrower, (ii) the mortgage loan purchase agreement between PWRES and the Borrower, (iii) the servicing advance credit agreement to be entered into between PWRES and the Borrower, and (iv) all other documents or instruments evidencing the financing arrangements between such parties permitted hereunder, in each case to be entered into after the Closing Date in form and substance satisfactory to the Administrative Agent in the exercise of its reasonable discretion.

                  "Recourse Direct Servicing Rights" shall mean Direct Servicing Rights arising under mortgage servicing agreements with respect to which the Investor, pool trustee or owner of the related Mortgage Loans can require the Borrower, as servicer of such Mortgage Loans, to repurchase the Mortgage Loans as a result of a default of the Obligors thereunder; provided, however, that for purposes hereof, Direct Servicing Rights with respect to Mortgage Loans that are insured by the FHA or guaranteed by the VA shall not be deemed to be Recourse Direct Servicing Rights.

                  "Regulation D" shall mean Regulation D of the Board, as from time to time in effect, and any other regulation hereafter promulgated by the Board to replace the prior Regulation D and having substantially the same function.

                  "Regulation U" shall mean Regulation U of the Board, as from time to time in effect, and any other regulation hereafter promulgated by the Board to replace the prior Regulation U and having substantially the same function.

                  "REO Property" shall mean single (one-to-four) family residential real estate held by the Borrower as a result of foreclosure, receipt of a deed in lieu of foreclosure, or similar termination of the Obligor's rights under the related Mortgage Loan in the ordinary course of the Borrower's mortgage servicing operations.

                  "Reportable Event" shall mean any of the events set forth in section 4043(b) of ERISA or the regulations thereunder, a withdrawal from a Plan described in section 4063 of ERISA, a cessation of operations described in section 4068(f) of ERISA, an amendment to a Plan necessitating the posting of security under section 401(a)(29) of the Code, or a failure to make a payment required by section 412(m) of the Code and section 302(e) of ERISA when due.

                  "Required Lenders" shall mean, at any time, Lenders having at least sixty-six and two-thirds percent (66 2/3%) of the Commitments or, if there are no Commitments, then Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the aggregate unpaid principal amount of the Loans then outstanding.

                  "Requirements of Law" shall mean, with respect to any Person, the Articles or Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Reserve Requirement" shall mean, with respect to any LIBOR Interest Period, the daily average during such LIBOR Interest Period of the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements during such Interest Period) that is imposed under Regulation D on any member bank of the Federal Reserve System, in respect of eurocurrency or eurodollar funding, lending or liabilities.

                  "S&P" shall mean Standard & Poor's Corporation.

                  "Scheduled Term Debt Service" shall mean, for any fiscal quarter, the sum of (i) the scheduled payments of principal on all Term Loans for such quarter and (ii) all interest on Loans (as defined in the Servicing Credit Agreement) due from the Borrower during such quarter.

                  "Secured Parties" shall have the meaning given the term "Secured Parties" in the Warehouse Security Agreement.

                  "Servicing Collateral" shall have the meaning given the term "Collateral" in the Servicing Security Agreement.

                  "Servicing Collateral Agent" shall mean Chemical Bank in its capacity as collateral agent for the Servicing Secured Parties under the Servicing Security Agreement, and any successor thereto designated pursuant to the Servicing Security Agreement.

                  "Servicing Commitment" shall have the meaning given the term "Commitment" in the Servicing Credit Agreement.

                  "Servicing Credit Agreement" shall mean the Credit Agreement (Servicing Credit Facility), dated as of July 31, 1995, between the lenders party thereto from time to time, Chemical Bank, as administrative agent for such lenders, First Bank National Association, as co-agent for such lenders, and the Borrower, as amended, extended or supplemented from time to time.

                  "Servicing Loans" shall have the meaning given the term "Loans" under the Servicing Credit Agreement.

                  "Servicing Obligations" shall have the meaning given the term "Obligations" under the Servicing Credit Agreement.

                  "Servicing Portfolio" shall mean, at any time, each Approved Acquired Portfolio, the Approved Existing Portfolio, the Affiliate Servicing Portfolio and all other Mortgage Loans with respect to which the Borrower has Direct Servicing Rights.

                  "Servicing Portfolio Report" shall mean a report indicating the fair market value, as of the date of such report, of the (i) Direct Servicing Rights in the Approved Servicing Portfolio, (ii) Excluded Servicing Rights in the Affiliate Servicing Portfolio, and (iii) Direct

Servicing Rights to all other Mortgage Loans included in the Servicing Portfolio and not otherwise covered by clauses (i) and (ii) above, with each of the servicing rights described in clauses (i)-(iii) valued separately, which report shall be in form and substance reasonably satisfactory to the Administrative Agent and shall be prepared by a nationally recognized mortgage servicing broker acceptable to the Administrative Agent in its reasonable discretion and not affiliated with the Borrower. The parties agree that such report may be prepared by Bayview Financial Trading Group until such time as the Administrative Agent, acting in the exercise of its reasonable discretion, provides notice to the Borrower that such entity is no longer acceptable to the Administrative Agent.

                  "Servicing Secured Parties" shall mean the "Secured Parties," as such term is defined in the Servicing Security Agreement.

                  "Servicing Security Agreement" shall mean the Security and Collateral Agency Agreement (Servicing Credit Facility), substantially in the form of Exhibit B to the Servicing Credit Agreement, as amended, extended or supplemented from time to time.

                  "Specialty Mortgage Products" shall mean Mortgage Loans Held for Sale consisting of the following types of Mortgage Loans: (a) home equity lines of credit, (b) Mortgage Loans secured by a second priority mortgage (or deed of trust) on the Property encumbered thereby, (c) FHA Title I Mortgage Loans, (d) Mortgage Loans encumbering Property located in rural areas and otherwise reasonably acceptable to the Administrative Agent, and (e) Mortgage Loans purchased by the Borrower from Agency MBS pools, which Mortgage Loans are ninety (90) days or more delinquent at the time of purchase and the principal balance of which is insured by the FHA or guaranteed by the VA, and (f) Mortgage Loans described in the PWRES Financing Agreements.

                  "Specialty Mortgage Products Report" shall mean a report, prepared by an Authorized Officer at the end of each calendar quarter, describing as of the end of such quarter, with respect to each Specialty Mortgage Product, the type of such Specialty Mortgage Product, the Approved Investor and the applicable Take-Out Commitment allocated thereto, and the unpaid principal balance thereof.

                  "Subsidiary" shall mean, in respect of any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

                  "Swing-Line Borrowing" shall mean a borrowing pursuant to a Notice of Swing-Line Borrowing of Swing-Line Loans made by the Swing-Line Lender to the Borrower.

                  "Swing-Line Commitment" shall mean the commitment of the Swing-Line Lender to make Swing-Line Loans to the Borrower hereunder as set forth in Section 2.1(c).

                  "Swing-Line Lender" shall mean Chemical Bank, in its capacity as the sole

Lender having a Swing-Line Commitment hereunder.

                  "Swing-Line Loan" shall mean a loan made to the Borrower pursuant to Section 2.1(c) for the purposes set forth in the first sentence of
Section 4.10.

                  "Swing-Line Loan Note" shall have the meaning set forth in
Section 2.6.

                  "Take-Out Commitment" shall mean, with respect to any specified aggregate amount of Mortgage Loans or Agency MBS included in the Tranche A Borrowing Base or the Tranche B Borrowing Base or Specialty Mortgage Products, as applicable, and of the type specified in the commitment, a bona fide current, unfilled and unexpired commitment of an Approved Investor, issued in favor of and held by the Borrower, under which such Approved Investor agrees to purchase such specified aggregate amount of Mortgage Loans, Agency MBS or Specialty Mortgage Products at a specified price, which commitment in the reasonably anticipated course of events, (a) can be fully complied with prior to the expiration thereof and (b) is not subject to any term or condition that is not customary in commitments of like nature.

                  "Taxes" shall have the meaning set forth in Section 2.14.

                  "Telerate" shall mean the Associated Press-Dow Jones Telerate Service.

                  "Telerate Page 3750" shall mean the display designated as "Page 3750" on Telerate (or such other page as may replace Page 3750 on the Associated Press-Dow Jones Telerate Service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association interest settlement rates for U.S. Dollar deposits). Any Base LIBOR Rate determined on the basis of the rate displayed on Telerate Page 3750 shall be subject to corrections, if any, made in such rate and displayed by the Associated Press-Dow Jones Telerate Service within one (1) hour of the time when such rate is first displayed by such Service.

                  "Term Loans" shall have the meaning given the term "Term Loans" in the Servicing Credit Agreement.

                  "Total Debt" shall mean, as of any date, with respect to any Person, (i) all items of indebtedness that would be included as of such date in determining liabilities as shown on the liability side of a statement of condition of such Person prepared in accordance with GAAP, including all obligations for money borrowed, subordinate indebtedness, the deferred purchase price of property or services and capitalized lease obligations, (ii) all liabilities of such Person relating to gestation repurchase financings, and
(iii) all indebtedness of others assumed or guaranteed by such Person, or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection), including contingent reimbursement obligations of such Person under undrawn letters of credit, but shall exclude (w) trade payables, (x) all liabilities of such Person as of such date relating to gestation repurchase financings that are treated as true sales under GAAP, (y) indebtedness described in Section 5.2(f)(viii) and (z) indebtedness described in Section 5.2(f)(xi) for a period of eighteen (18) months after the date of such reclassification.

                  "Tranche A Borrowing" shall mean a borrowing pursuant to a Notice of Borrowing consisting of Tranche A Loans made by the Lenders to the Borrower.

                  "Tranche A Borrowing Base" shall mean, at any time, all Eligible Jumbo Mortgage Loans and Eligible Non-Jumbo Mortgage Loans delivered by the Borrower and held by the Warehouse Collateral Agent under the Warehousing Security Agreement as collateral security for the Obligations.

                  "Tranche A Loan" shall mean a loan made to the Borrower pursuant to Section 2.1(a) for the purposes set forth in the first sentence of
Section 4.10

                  "Tranche B Borrowing" shall mean a borrowing pursuant to a Notice of Borrowing consisting of Tranche B Loans made by the Lenders to the Borrower.

                  "Tranche B Borrowing Base" shall mean, at any time, all Eligible Gestation Mortgage Loans and all Eligible Agency MBS delivered by the Borrower to and held by the Warehouse Collateral Agent under the Warehouse Security Agreement as collateral security for the Obligations.

                  "Tranche B Loan" shall mean a loan made to the Borrower pursuant to Section 2.1(b) for the purposes set forth in the second sentence of
Section 4.10.

                  "Type" shall mean when used in respect of (i) any Mortgage Loan, an Eligible Conforming Mortgage Loan, an Eligible Non-Conforming Mortgage Loan, an Eligible Jumbo Mortgage Loan, an Eligible Non-Jumbo Mortgage Loan, or an Eligible Gestation Mortgage Loan and (ii) any Loan, a LIBOR Loan, a Fed Funds Loan, or an Alternate Base Rate Loan.

                  "VA" shall mean the Veterans Administration and any successor thereto.

                  "Warehouse Collateral" shall have the meaning given the term "Collateral" in Section 2 of the Warehouse Security Agreement.

                  "Warehouse Collateral Agent" shall mean Chemical Bank in its capacity as collateral agent for the Secured Parties under the Warehouse Security Agreement, and any successor thereto designated pursuant to Section 3 of the Warehouse Security Agreement.

                  "Warehouse Loan Settlement Account" shall have the meaning set forth in the Warehouse Security Agreement.

                  "Warehouse Securities Settlement Account" shall have the meaning set forth in the Warehouse Security Agreement.

                  "Warehouse Settlement Accounts" shall mean the Warehouse Loan Settlement Account and the Warehouse Securities Settlement Account.

                  "Warehouse Security Agreement" shall mean the Security and Collateral Agency Agreement (Revolving Warehouse Credit Facility), substantially in the form of Exhibit B, as amended, modified or supplemented from time to time.

                  "Western Sunrise" shall mean Western Sunrise Holdings, L.P., a Delaware limited partnership.

         Section 1.2          Terms Generally.

                  The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits, Schedules and Attachments shall be deemed references to Articles and Sections of, and Exhibits, Schedules and Attachments to, this Agreement or to an Exhibit to this Agreement unless the context shall otherwise require. Except as otherwise provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that for purposes of determining compliance with any financial covenant set forth in Article V, such term shall be construed in accordance with GAAP as in effect on the date of this Agreement; and provided further, if the Borrower obtains knowledge of any modification to or change in GAAP occurring after the date hereof that would result in changing the construction of any term(s) necessary for determining compliance with any financial covenant set forth in Article V, then the Borrower shall provide the Administrative Agent with written notice of such modification or change as soon as practicable after obtaining knowledge thereof, which notice shall describe the anticipated effect of such change upon the determination of such compliance and may, at the election of the Borrower, request that the Administrative Agent consent to the determination of such compliance based upon the modified construction of such term(s). Promptly following receipt of such request, the Administrative Agent shall advise the Borrower as to whether they consent to such determination (which consent shall not be unreasonably withheld) on the basis of GAAP as so modified or changed or whether such determination shall continue to be construed in accordance with GAAP as in effect on the date of this Agreement; provided that any failure to so advise the Borrower within ten
(10) days following receipt of notice shall be deemed a refusal of such request.

                                   ARTICLE II

                           AMOUNTS AND TERMS OF LOANS

         Section 2.1      The Commitments.

                  (a) Tranche A Loans (Warehouse Tranche). Subject to and upon the terms and conditions herein set forth, at any time and from time to time from the Closing Date up to but excluding the date upon which the Commitments are terminated, the Borrower may borrow Tranche A Loans from the Lenders, and each Lender agrees, severally and not jointly, to make Tranche A Loans to the Borrower, in an aggregate principal amount at any time outstanding not to exceed the Commitment set forth opposite such Lender's name on the signature pages hereto as adjusted pursuant to the addition of an Additional Lender or the assignment to an Assignee Lender; provided that the aggregate principal amount of the Borrower's Tranche A Loans and Swing-Line Loans outstanding at any time shall not exceed the lesser of: (A) the aggregate Commitments of all of the Lenders then in effect less the aggregate principal amount of Tranche B Loans then outstanding, and (B) the then current Collateral Value of the Tranche A Borrowing Base. Subject to Section 2.11, each Tranche A Loan shall be an Alternate Base Rate Loan, a Fed Funds Loan or a LIBOR Loan. Each Tranche A Borrowing shall be in an aggregate principal amount of not less than $1,000,000 (or any lesser amount equal to the unused Commitments). The Lenders shall make each Tranche A Borrowing ratably in proportion to their respective Percentage Shares. Within the foregoing limits and subject to the conditions set forth in Article III, the Borrower may borrow and reborrow Tranche A Loans under Section 2.3 and prepay such Tranche A Loans under Section 2.10.

                  (b) Tranche B Loans (Gestation Tranche). Subject to and upon the terms and conditions herein set forth, at any time and from time to time from the Closing Date up to but excluding the date upon which the Commitments are terminated, the Borrower may borrow Tranche B Loans from the Lenders, and each Lender agrees, severally and not jointly, to make Tranche B Loans to the Borrower, in an aggregate principal amount at any time outstanding not to exceed the Commitment set forth opposite such Lender's name on the signature pages hereto as adjusted pursuant to the addition of an Additional Lender or the assignment to an Assignee Lender; provided that the aggregate principal amount of the Borrower's Tranche B Loans outstanding at any time shall not exceed the lesser of: (A) the aggregate Commitments of all of the Lenders then in effect less the aggregate principal amount of Tranche A Loans and Swing-Line Loans then outstanding, and (B) the then current Collateral Value of the Tranche B Borrowing Base. Subject to Section 2.11, each Tranche B Loan shall be an Alternate Base Rate Loan, a Fed Funds Loan or a LIBOR Loan. Each Tranche B Borrowing shall be in an aggregate principal amount of not less than $1,000,000 (or any lesser amount equal to the applicable unused Commitments). The Lenders shall make each Tranche B Borrowing ratably in proportion to their respective Percentage Shares. Within the foregoing limits and subject to the conditions set forth in Article III, the Borrower may borrow and reborrow Tranche B Loans under
Section 2.3 and prepay such Tranche B Loans under Section 2.10.

                  (c) Swing-Line Loans. Subject to and upon the terms and conditions herein set forth, at any time and from time to time from the Closing Date up to but excluding the date upon which the Commitments are terminated, the Borrower may borrow Swing-Line Loans from the Swing-Line Lender, and the Swing-Line Lender agrees to make Swing-Line Loans to the Borrower, in an aggregate principal amount at any time outstanding not to exceed $25,000,000; provided that the aggregate principal amount of the Swing-Line Loans outstanding at any time shall not exceed the limitations set forth in Sections 2.1(a) and 2.1(b). Each Swing-Line Loan shall be an Alternate Base Rate Loan or a Fed Funds Loan. Within the foregoing limits and subject to the conditions set forth in Article III, the Borrower may borrow and reborrow Swing-Line Loans under Section 2.3 and prepay such Swing-Line Loans under Section 2.10.

         Section 2.2      Termination of Commitments.

                  The Commitments and the Swing-Line Commitment shall terminate in their entirety on the earlier of the Maturity Date and any date upon which all Loans become due and payable pursuant to Section 6.1. The Commitments and the Swing-Line Commitment may not be reduced in part, but the Borrower may terminate the Commitments of all the Lenders and the Swing-Line Commitment in their entirety upon at least thirty (30) days' prior irrevocable written notice to the Administrative Agent and each of the Lenders and the Swing-Line Lender.

         Section 2.3      Method of Borrowing.

                  (a) Borrowings. Whenever the Borrower desires to make a Tranche A Borrowing or a Tranche B Borrowing hereunder, or to convert any Tranche A Loan or Tranche B Loan into a different Type of Loan pursuant to
Section 2.4, or to continue any Tranche A Loan or Tranche B Loan for an additional LIBOR Interest Period, an Authorized Officer shall deliver to the Administrative Agent notice of such proposed Borrowing, conversion or continuation (a "Notice of Borrowing" or "Notice of Conversion/Continuation", as the case may be) each such notice to be given (x) prior to 1:30 p.m. (New York City time) on the date of such proposed Borrowing or conversion, in the case of a Borrowing of Alternate Base Rate Loans or Fed Funds Loans or a conversion of LIBOR Loans into Alternate Base Rate Loans or Fed Funds Loans and (y) prior to 11:00 a.m. (New York City time) on the third LIBOR Business Day before the date of such proposed Borrowing, conversion or continuation, in the case of a Borrowing of LIBOR Loans, a conversion of Alternate Base Rate Loans or Fed Funds Loans into LIBOR Loans, or a continuation of LIBOR Loans for an additional LIBOR Interest Period. Each such notice shall be irrevocable and shall be in the form of Exhibit G-1 or H, as the case may be. Notwithstanding any other provision to the contrary no more than five (5) LIBOR Interest Periods may be in effect hereunder at any time.

                  (b) Swing-Line Borrowings. Whenever the Borrower desires to make a Swing-Line Borrowing, an Authorized Officer shall deliver to the Administrative Agent notice of such proposed Swing-Line Borrowing (a "Notice of Swing-Line Borrowing") (with a simultaneous copy to the Swing-Line Lender), each such notice to be given prior to 3:30 p.m. (New York City time) on the date of such proposed Swing-Line Borrowing. Each such notice shall be irrevocable and shall be in the form of Exhibit G-2. Each Swing-Line Loan shall be


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
made as an Alternate Base Rate Loan or a Fed Funds Loan.

                  (c) Telephonic Notices. Without in any way limiting the Borrower's obligation to deliver to the Administrative Agent a copy of any written Notice of Borrowing, Notice of Swing-Line Borrowing or Notice of Conversion/Continuation, the Administrative Agent may act without liability upon the basis of any telephonic notice of Borrowing, Swing-Line Borrowing or notice of conversion/continuation, as the case may be, in each case believed by the Administrative Agent in good faith to be from an Authorized Officer prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice, absent manifest error, gross negligence or willful misconduct by the Administrative Agent. An Authorized Officer shall promptly confirm in writing any Notice of Borrowing, Notice of Swing-Line Borrowing or Notice of Conversion/Continuation, as the case may be, given by telephone, no later than the close of business on the Business Day such notice is given; provided that such Authorized Officer's failure to confirm any notice by telephone shall not in any way limit the ability of the Administrative Agent to act upon such telephonic notice without liability in accordance with the preceding sentence.

                  (d) Notices to Lenders. The Administrative Agent shall promptly (and in any event by 2:00 p.m. (New York City time) on the date of receipt of such Notice of Borrowing or Notice of Conversion/Continuation give each Lender telefacsimile notice of each proposed Borrowing, conversion or continuation, as the case may be, of such Lender's Percentage Share thereof and of any other matters covered by such notice. Notwithstanding the foregoing, the Administrative Agent shall not be required to notify any Lender (other than the Swing-Line Lender) of a Swing-Line Borrowing.

                  (e) Notice of LIBOR Rate Determination. Upon determining the applicable LIBOR Rate for each LIBOR Interest Period, the Administrative Agent shall notify the Borrower and each Lender of such LIBOR Rate prior to 2:00 p.m. (New York City time) on the second (2nd) LIBOR Business Day prior to the date of each proposed Borrowing of LIBOR Loans, conversion of Alternate Base Rate Loans or Fed Funds Loans into LIBOR Loans, or a continuation of LIBOR Loans for an additional LIBOR Interest Period, and such determination by the Administrative Agent shall be conclusive and binding absent manifest error.

                  (f)     Affirmation of Representations. By delivering a
Notice of Conversion/Continuation to the Administrative Agent hereunder of the continuation of any LIBOR Loan for an additional LIBOR Interest Period or the conversion of any Alternate Base Rate Loans or Fed Funds Loans into LIBOR Loans, the Borrower shall be deemed to have represented and warranted that no Potential Default or Event of Default has occurred and is continuing.

         Section 2.4      Conversions and Continuations.

                  (a) Conversions and Continuations. Subject to the terms and conditions hereof and in accordance with the procedures for conversions and the other provisions set forth in Section 2.3(a), each Lender agrees to convert outstanding Loans from Alternate Base Rate Loans or Fed Funds Loans into LIBOR Loans and from LIBOR Loans into Alternate Base Rate Loans or Fed Funds Loans (in each case in an aggregate principal amount not to exceed the aggregate principal amount of the Alternate Base Rate Loans, Fed Funds Loans or LIBOR Loans, as the case may be, then outstanding and being converted) and to continue outstanding LIBOR Loans for additional LIBOR Interest Periods; provided that (i) any conversion of LIBOR Loans into Alternate Base Rate Loans or Fed Funds Loans may only be made on the last day of the LIBOR Interest Period applicable to such LIBOR Loans being converted; and (ii) if an Event of Default has occurred and is continuing, no outstanding Alternate Base Rate Loans or Fed Funds Loans may be converted into LIBOR Loans and no LIBOR Loans may, at the end of the LIBOR Interest Period applicable thereto, be continued as a LIBOR Loan for an additional LIBOR Loan Interest Period. Each Lender will make such conversions and continuations without an exchange of funds.

                  (b) Conversions Upon Absence of Notice. If the Administrative Agent has not received a timely Notice of Borrowing or Notice of Conversion/Continuation from the Borrower prior to the expiration of any LIBOR Interest Period for any outstanding LIBOR Loans of the Borrower, the Borrower shall be deemed to have irrevocably elected to convert such LIBOR Loans into Alternate Base Rate Loans.

         Section 2.5      Disbursement of Funds.

                  (a) Funds Transfers to Pre-Disbursement Account. Each Lender shall make available to the Administrative Agent an amount equal to such Lender's Percentage Share of each proposed Borrowing, in immediately available funds by wire transfer of such funds to the Pre-Disbursement Account no later than 3:00 p.m. on the date of the proposed Borrowing. The Administrative Agent shall hold funds transferred to the Pre-Disbursement Account pending disbursement in accordance with subsection (b) below.

                  (b) Disbursement to Funding Account. Unless the Administrative Agent determines that any applicable condition in Article III has not been satisfied, the Administrative Agent shall make amounts held in the Pre-Disbursement Account with respect to a proposed Borrowing available to the Borrower in immediately available funds by wire transfer of such amounts to the Funding Account (or such other account as the Borrower directs in writing for such purpose) no later than 3:00 p.m. (New York City time) on the date of the proposed Borrowing. If any proposed Borrowing does not occur on the requested date because any condition precedent herein specified has not been met, the Administrative Agent shall so notify the Lenders promptly and shall return the amounts so received to the respective Lenders.

                  (c) Defaulting Lender; Reimbursement of Administrative Agent. Unless


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
the Administrative Agent has been notified by any Lender before 2:30 p.m. (New York City time) on the date of a proposed Borrowing that such Lender does not intend to make available to the Administrative Agent on such date an amount equal to such Lender's Percentage Share of such Borrowing, the Administrative Agent may assume that such Lender will make such amount available to the Administrative Agent on such date, and the Administrative Agent may (but shall not be obligated to) make available a corresponding amount to the Borrower. If and to the extent any Lender fails to make its full amount available to the Administrative Agent and the Administrative Agent in such circumstances has made available such amount to the Borrower, such Lender shall on the next Business Day following the date of such Borrowing make such amount available to the Administrative Agent in immediately available funds by wire transfer of such funds to such account as the Administrative Agent directs for such purpose, together with interest thereon at a rate per annum equal to the interest rate applicable at the time of the Loans constituting such Borrowing for and determined as of each day from the date of such Borrowing to the next Business Day. A certificate of the Administrative Agent submitted to any Lender with respect to amounts owing under this subsection (c) shall be conclusive and binding, absent manifest error. If such amount is so made available, such payment to the Administrative Agent shall constitute such Lender's Loan on the Borrowing Date for all purposes of this Agreement. If such amount is not made so available to the Administrative Agent on the next Business Day following the Borrowing Date, the Administrative Agent shall notify the Borrower of such failure to fund and, upon demand by the Administrative Agent, the Borrower shall pay such amount to the Administrative Agent for the Administrative Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans constituting such Borrowing.

                  (d) Disbursement of Swing-Line Loans. Unless the Administrative Agent determines that any applicable condition in Article III has not been satisfied and so notifies the Swing-Line Lender, the Swing-Line Lender shall make the full amount of a proposed Swing-Line Loan available to the Borrower in immediately available funds by wire transfer of such funds to the Funding Account on the date of each proposed Swing-Line Borrowing within a reasonable time after receipt of an applicable Notice of Swing-Line Borrowing timely given. Such amounts transferred on any such date shall constitute "Swing-Line Loans" to the Borrower for all purposes of the Loan Documents and shall be payable, with interest to the same extent as if such amounts had been disbursed directly to the Borrower.

                  (e) Refinancings of Swing-Line Loans. From time to time, outstanding Swing-Line Loans may be refinanced with Tranche A Loans. On Thursday of each week and at such other times as the Administrative Agent shall determine, the Administrative Agent shall notify each Lender of the aggregate principal amount of outstanding Swing-Line Loans of the Borrower to be refinanced and the principal amount of Loans necessary to be made by each Lender to refinance such outstanding Swing-Line Loans (which amount shall be equal to each Lender's Percentage Share of the aggregate principal amount of the Borrower's outstanding Swing-Line Loans and which notice shall be deemed automatically given upon the occurrence of an Event of Default under Section 6.1(i)). Interest on the Swing-Line Loans being refinanced shall be payable by the Borrower in accordance with Section 2.7.

                  (f) Disbursement of Swing-Line Loan Refinancing Proceeds; Defaulting Lender. For any refinancing of Swing-Line Loans, not later than 1:30 p.m. (New York City time) on each date that the Administrative Agent gives notices to the Lenders of such refinancing, each Lender shall make available in immediately available funds by wire transfer to the Administrative Agent for payment to the Swing-Line Lender an amount equal to such Lender's Percentage Share of the outstanding principal amount of the Swing-Line Loans being refinanced. Each such Swing-Line Loan being refinanced shall be refinanced as either a Fed Funds Loan or Alternate Base Rate Loan, if the Swing-Line Loan being refinanced is a Fed Funds Loan or an Alternate Base Rate Loan, respectively. The Administrative Agent shall pay all proceeds of Loans made pursuant to this subsection (f) directly to the Swing-Line Lender (and not to the Borrower), to be applied to the repayment of the outstanding Swing-Line Loans. If any portion of any amount required to be paid by the Borrower on account of a Swing-Line shall be recovered by or on behalf of the Borrower from the Administrative Agent or the Swing-Line Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders. In the event that a refinancing of any Swing-Line Loan cannot be made for any reason on any date required by the Swing-Line Lender, each Lender hereby agrees that it shall immediately purchase from the Swing-Line Lender (without recourse or warranty) such assignment of the outstanding Swing-Line Loans as shall be necessary to cause the Lenders to share in such Swing-Line Loans ratably based on their respective Percentage Shares; provided that all interest payable on such Swing-Line Loans shall be for the account of the Swing-Line Lender until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be for the account of the Lender purchasing the assignment from and after the date of such purchase. Each Lender's obligation to make Loans pursuant to this subsection (f) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the Administrative Agent, the Warehouse Collateral Agent, any other Lender, the Borrower, either Guarantor or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Potential Default or Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or either of the Guarantors; (iv) any breach of this Agreement or any other Loan Document by the Borrower, either of the Guarantors, the Administrative Agent, the Warehouse Collateral Agent or any Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that in no event shall a Lender be obligated to make a Loan pursuant to this subsection (f) if after giving effect thereto, the outstanding principal amount of such Lender's Loans and its Percentage Share of any Swing-Line Loans remaining outstanding would exceed its Commitment. If any Lender fails to make the full amount of its Loan available to the Administrative Agent pursuant to this subsection (f), such Lender shall, on the next Business Day, make such amount available to the Administrative Agent, together with interest thereon at a rate per annum equal to the interest rate applicable at the time to the Swing-Line Loans or Swing-Line Loan being refinanced for and determined as of each day from the date of refinancing to the next Business Day. A certificate of the Administrative Agent submitted to any Lender with respect to amounts owing under this subsection (f) shall be conclusive and binding, absent manifest error. If such amount is so made available, such payment to the Administrative Agent shall constitute such Lender's Loan for all purposes of this Agreement. If such amount is not made available to the Administrative Agent on the next Business Day following the date of refinancing, the Administrative Agent shall notify


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
the Borrower of such failure to fund and, upon demand by the Administrative Agent, the Borrower shall pay such amount to the Administrative Agent for the Administrative Agent's account, together with interest thereon for each day elapsed since the date of such refinancing, at a rate per annum equal to the interest rate applicable at the time to the Loans or Loan being refinanced.

                  (g) Obligations of Lenders Several and Not Joint. No Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder, and each Lender shall be obligated to make the Loans on the terms set forth herein, regardless of the failure of any other Lender to fulfill its obligations hereunder.

         Section 2.6      Notes.

                  The Borrower's obligation to repay the Loans made to it by each Lender shall be evidenced by a promissory note (each, a "Note" and collectively, the "Notes"), substantially in the form of Exhibit A-1, with blanks appropriately completed in conformity therewith and payable to the order of such Lender. The Borrower's obligation to repay the Swing-Line Loans made to it by the Swing-Line Lender shall be evidenced by a promissory note (each a "Swing-Line Loan Note"), substantially in the form of Exhibit A-2, with blanks appropriately completed in conformity therewith and payable to the order of the Swing-Line Lender. Each Lender shall, and is hereby authorized by the Borrower to, endorse on the schedule attached to the applicable Note or Swing-Line Note delivered to such Lender (or on a continuation of such schedule attached to such Note or Swing-Line Note and made a part thereof), or otherwise to record in such Lender's internal records, an appropriate notation evidencing the date and amount of each Loan from such Lender, whether such Loan is a Tranche A Loan, Tranche B Loan or the Swing-Line Loan (if applicable), the Type of such Loan, each payment and prepayment of principal of any such Loan, each payment of interest on any such Loan, applicable interest rates and LIBOR Interest Periods, if any, and other information with respect thereto, and any such recordation shall, absent manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure of any Lender to make such a notation or any error therein shall not affect the Obligations of the Borrower, including its Obligation to repay the Loans made by such Lender in accordance with the terms of this Agreement and the applicable Notes or Swing-Line Note.

         Section 2.7      Interest and Fees.

                  (a) Fed Funds Loans. The Borrower agrees to pay interest in respect of the unpaid principal amount of each Fed Funds Loan at a rate per annum equal to the Federal Funds Rate in effect from time to time plus (i) one and one-quarter of one percent (1.25%) if such Fed Funds Loan is a Tranche A Loan, (ii) thirteen-twentieths of one percent (0.65%) if such Fed Funds Loan is a Tranche B Loan the Collateral for which is Eligible Gestation Mortgage Loans and (iii) three-tenths of one percent (0.30%) if such Fed Funds Loan is a Tranche B Loan the Collateral for which is Eligible Agency MBS.

                  (b) Alternate Base Rate Loans. The Borrower agrees to pay interest in respect of the unpaid principal amount of each Alternate Base Rate Loan at a rate per annum equal to the Alternate Base Rate in effect from time to time.

                  (c) LIBOR Loans. The Borrower agrees to pay interest in respect of the unpaid principal amount of each LIBOR Loan for each day during the LIBOR Interest Period applicable thereto at a rate per annum equal to the LIBOR Rate for such LIBOR Interest Period plus (i) one and one-quarter of one percent (1.25%) if such LIBOR Loan is a Tranche A Loan, (ii) thirteen-twentieths of one percent (0.65%) if such LIBOR Loan is a Tranche B Loan the Collateral for which is Eligible Gestation Mortgage Loans, and (iii) three-tenths of one percent (0.30%) if such LIBOR Loan is a Tranche B Loan the Collateral for which is Eligible Agency MBS.

                  (d) Overdue Amounts. Overdue principal and interest in respect of each Loan and all other overdue amounts owing hereunder shall bear interest for each day that such amounts are overdue (before as well as after judgment) at a rate per annum equal to the Alternate Base Rate in effect from time to time plus two percent (2.0%).

                  (e) Interest Accrual and Payment Dates. Interest on each Loan shall accrue from and including the Borrowing Date thereof to but excluding the date of any repayment thereof and shall be payable (i) monthly on or before the second Business Day after receipt of the billing statement referred to in clause (f) below, (ii) on any prepayment or repayment in full of all of any Lender's outstanding Loans, (iii) at maturity (whether by acceleration or otherwise) and (iv) after maturity, on demand.

                  (f) Interest Billing Statements. The Administrative Agent shall deliver to the Borrower an interest billing statement for each month on or before the third Business Day of the next succeeding month, which interest billing statement shall set forth the interest accrued on the Loans (including LIBOR Loans) for such month; provided that any failure or delay in delivering such interest billing statement to the Borrower or any inaccuracy therein shall not affect the Obligations. The Administrative Agent shall deliver to each applicable Lender, on the Business Day following the Borrower's payment of the accrued interest set forth on such interest billing statement, a copy of such statement with a confirmation that the accrued interest set forth thereon has been paid by the Borrower. Notwithstanding the foregoing, to the extent any Lender has entered into a separate written agreement of the type described in
Section 2.7(j), such Lender shall give promptly notice thereof to the Administrative Agent and deliver its billing statement for such month directly to the Borrower and shall collect any interest payments due to such Lender as set forth in such billing statements; provided that if a Potential Default or an Event of Default shall have occurred and be continuing, such Lender shall deliver a copy of its then current interest billing statement and each subsequent interest billing statement to the Administrative Agent and the Borrower shall be instructed by such Lender to remit amounts due to such Lender to the Administrative Agent. Each Lender providing notice to the Administrative Agent pursuant to the previous sentence shall indemnify and hold the Administrative Agent harmless from and against the collection of interest from the Borrower with respect to the Loans accruing interest at the reduced rates as described in Section 2.7(j) and agrees that the Administrative Agent shall have no liability or obligation with respect to such collections.

                  (g) Facility Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee (the "Facility Fee") at a rate per annum equal to one-eighth of one percent (0.125%) of the amount of such Lender's Commitment (whether used or unused) until the date on which the Commitments are terminated. Such Facility Fee shall be payable in quarterly installments in arrears on the last Business Day of each calendar quarter commencing September 29, 1995 and on the date on which the Commitments are terminated.

                  (h) Administrative Agent's and Arranger's Fee. The Borrower agrees to pay to the Administrative Agent, for its own account, fees in the amount and on the dates separately agreed to by the Administrative Agent and the Borrower.

                  (i) Computations of Interest and Fees. All computations of interest and Fees shall be made on the basis of a year of three hundred and sixty (360) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable. Each determination by the Administrative Agent of an interest rate or Fee hereunder shall be conclusive and binding absent manifest error.

                  (j) Reduced Interest Rates. Each Lender may from time to time, in its sole discretion, offer to the Borrower to have a portion of such Lender's Loans bear interest at a reduced interest rate in consideration of the Borrower's maintenance of compensating balances with such Lender. Any such agreement between such Lender and the Borrower shall be evidenced by a separate written agreement executed by such Lender and the Borrower; provided that in no event shall any Lender agree in such agreement to an interest rate on overdue amounts hereunder that is less than the rate specified in Section 2.7(d).

         Section 2.8      Payments; Distributions and Applications of Payments.

                  (a) Place and Time of Payments. Except as otherwise specifically provided herein, all payments by or on behalf of the Borrower under this Agreement and the Notes shall be made without defense, set-off or counterclaim to the Administrative Agent no later than 1:30 p.m. (New York City time) on the date when due, it being expressly agreed and understood that if a payment is received after 1:30 p.m. (New York City time) by the Administrative Agent, such payment shall be deemed to have been made on the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension. All payments hereunder shall be made in U.S. Dollars in immediately available funds at the Payment Office.

                  (b) Next Business Day. Whenever any payment to be made hereunder or under any Note is stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

                  (c) Notice of Payments. On any date upon which the Borrower makes a payment hereunder (by wire transfer of funds, by requesting the Administrative Agent to apply funds in the Warehouse Settlement Accounts and/or the Operating Account to pay the Borrower's Obligations or otherwise), the Borrower shall give notice to the Administrative Agent of such payment in the form attached hereto as Exhibit J (a "Notice of Payment") by

1:30 p.m. (New York City time). Each Notice of Payment shall be supported by a Borrowing Base Certificate and shall advise the Administrative Agent as to: (i) whether the Borrower is requesting application of funds in the Warehouse Settlement Accounts to pay its Obligations; (ii) whether such payment (or what portion thereof) is in respect of principal, interest, Fees or other amounts payable by the Borrower hereunder; (iii) if such payment is in respect of principal, (A) whether such payment is a mandatory repayment required under
Section 2.9 and, if applicable, the designation of the Type of Loans to be repaid or (B) whether such payment is an optional prepayment permitted under
Section 2.10, and, if so, the Type(s) of Loans the Borrower is prepaying; provided that a Notice of Payment delivered to the Administrative Agent shall be for purposes of advising and assisting the Administrative Agent in its duties hereunder and, in no event, shall the foregoing be construed as obligating the Administrative Agent to apply funds in accordance with any Notice of Payment delivered to it. For payments made in respect of interest, the Borrower shall attach the applicable interest billing statement to its Notice of Payment. The Borrower hereby irrevocably unconditionally authorizes the Administrative Agent to debit the Operating Account in the amount of interest and Fees due and payable on the due date for such interest and Fees specified in Section 2.7 if such interest and Fees have not been previously paid by the Borrower.

                  (d) Distributions of Payments to Lenders. Upon receipt of any payment hereunder, the Administrative Agent will promptly thereafter (and in any event by the close of business on the day on which such funds are received if such funds are received by the Administrative Agent at or prior to 1:30 p.m. (New York City time) or, if such funds are received by the Administrative Agent after 1:30 p.m. (New York City time), by the close of business on the next succeeding Business Day) distribute funds in the form received relating to the payment of (i) principal of or interest on any Loans and any Facility Fees ratably to the Lenders, and (ii) any Fees and any other amount payable to any Secured Party to such Secured Party. Prior to the maturity of the Loans and other Obligations (upon scheduled maturity, acceleration or otherwise), if no Potential Default or Event of Default has occurred and is continuing, the Administrative Agent shall apply all payments of principal hereunder in accordance with subsection (e) below, and if a Potential Default or an Event of Default has occurred and is continuing, the Administrative Agent shall apply all payments received hereunder in accordance with subsection (f) below. Upon and following the maturity of the Loans (upon scheduled maturity, acceleration or otherwise), the Administrative Agent shall apply all payments received hereunder in accordance with subsection (g) below.

                  (e) Applications of Payments; No Potential Default or Event of Default. Prior to the maturity of the Loans and other Obligations (upon scheduled maturity, acceleration or otherwise), if no Potential Default or Event of Default has occurred and is continuing, the Administrative Agent shall apply all funds received on any day from the Borrower hereunder, in respect of the principal of the Loans, or under the Warehouse Security Agreement (including funds from the Warehouse Settlement Accounts that the Warehouse Collateral Agent has paid over to the Administrative Agent pursuant to the Warehouse Security Agreement), as follows: first, to the Swing-Line Lender, to repay the aggregate principal amount of Swing-Line Loans outstanding on such day pursuant to the order of application set forth in clause "first" of Section 2.9; second, if interest on the Loans or any Fee is due and payable on such day, the


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
Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with the amount of interest due and payable on their respective outstanding Loans and Commitments to the Borrower, to pay all such unpaid interest and Fees; third, if any Loans of the Borrower are due and payable on such day under Section 2.9, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with the aggregate principal amounts of their respective outstanding Loans to the Borrower that are due and payable on such day, to repay the aggregate principal amount of such Loans, and, if applicable, the Administrative Agent shall apply such funds pursuant to the order of allocation set forth in Section 2.9; fourth, if any Loans of the Borrower are to be prepaid on such day under Section 2.10, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with the aggregate principal amounts of their respective outstanding Loans to the Borrower, to prepay the aggregate principal amount of such Loans, and, if applicable, the Administrative Agent shall apply such funds pursuant to the order of allocation set forth in instructions received from the Borrower, or if no such instructions are received, to the order of allocation set forth in
Section 2.10; and fifth, if any balance remains after application of such funds in accordance with the foregoing clauses first through fourth, the Administrative Agent shall release such balance to the Borrower by transfer to the Operating Account or to such other account as such Borrower directs the Administrative Agent in writing for such purpose.

                  (f) Applications of Payments; Potential Default or Event of Default. Prior to the maturity of the Loans and other Obligations (upon scheduled maturity, acceleration or otherwise), if any Potential Default or Event of Default has occurred and is continuing, the Administrative Agent shall apply all funds received on any day from the Borrower hereunder or under the Warehouse Security Agreement (including funds held in the Warehouse Settlement Accounts), as follows: first, if the Warehouse Collateral Agent has incurred fees, costs and expenses in connection with such Potential Default or Event of Default or fees, costs and expenses are otherwise payable to it in its capacity as Warehouse Collateral Agent under the Warehouse Security Agreement, the Administrative Agent shall pay such funds to the Warehouse Collateral Agent as reimbursement therefor, in an amount equal to such reasonable fees, costs and expenses; second, if the Administrative Agent has reasonably incurred fees, costs and expenses in connection with such Potential Default or Event of Default or fees, costs or expenses are otherwise payable to it in its capacity as Administrative Agent under the Loan Documents, the Administrative Agent shall pay such funds to itself as reimbursement therefor, in an amount equal to such fees, costs and expenses; third, to the Swing-Line Lender, to pay all accrued and unpaid interest on the Swing-Line Loans due hereunder and to repay the aggregate principal amount of Swing-Line Loans outstanding on such day pursuant to the order of allocation set forth in Section 2.9; fourth, if interest on the Loans or any Fee is due and payable on such day, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with the amount of interest and/or Fees due and payable on their respective outstanding Loans and Commitments to the Borrower, to pay all such unpaid interest and Fees; fifth, if any Loans of the Borrower are due and payable on such day under Section 2.9, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with the aggregate principal amounts of their respective outstanding Loans to the Borrower that are due and payable on such day, to repay the aggregate principal amount of such Loans, and, if applicable, the Administrative Agent shall apply such funds pursuant to the order of allocation


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
set forth in Section 2.9; sixth, if other Obligations of the Borrower are due and payable on such day, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with their other respective Obligations owed to them by the Borrower that are due and payable on such day, to pay all such Obligations; seventh, if any Servicing Obligations of the Borrower are due and payable on such day, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with their respective Servicing Obligations owed to them by the Borrower that are due and payable on such day, to pay all such Servicing Obligations; eighth, if any balance remains after application of such funds in accordance with clauses first through seventh above the Administrative Agent shall hold such balance in the Warehouse Settlement Accounts as cash collateral securing the Obligations until such Potential Default or Event of Default, as the case may be, is no longer continuing, in which event such balance shall be applied in accordance with subsection (e) above, or the maturity of the Loans and other Obligations (upon scheduled maturity, acceleration or otherwise), in which event such balance shall be applied in accordance with subsection (g) below. The Borrower hereby consents to the Administrative Agent's holding of such funds as cash collateral and grants to the Administrative Agent, for the benefit of the Secured Parties a security interest in such proceeds hereafter acquired by the Administrative Agent, as collateral for the payment and performance of the Obligations.

                  (g) Applications of Payments; Maturity of Loans. Upon and following the maturity of all Loans (upon scheduled maturity, acceleration or otherwise), the Administrative Agent shall apply all funds in Warehouse Settlement Accounts, the Funding Account, the Controlled Disbursement Account and the Pre-Disbursement Account and all amounts received on any day by the Administrative Agent hereunder, under the Warehouse Security Agreement or otherwise on account of the Obligations of the Borrower, as follows: first, if the Warehousing Collateral Agent has incurred fees, costs and expenses in connection with any Event of Default or fees, costs and expenses are otherwise payable to it in its capacity as Warehousing Collateral Agent under the Warehouse Security Agreement, the Administrative Agent shall pay such funds to the Warehousing Collateral Agent as reimbursement therefor, in an amount equal to such reasonable fees, costs and expenses; second, if the Administrative Agent has reasonably incurred fees, costs and expenses reasonably in connection with any Event of Default or fees, costs and expenses are otherwise payable to it in its capacity as Administrative Agent for the Lenders under the Loan Documents, the Administrative Agent shall pay such funds to itself as reimbursement therefor, in an amount equal to such fees, costs and expenses; third, to the Swing-Line Lender, to pay all accrued and unpaid interest on the Swing-Line Loans due hereunder and to repay the aggregate principal amount of Swing-Line Loans outstanding on such day pursuant to the order of allocation set forth in
Section 2.9; fourth, if interest on the Loans or any Fee is due and payable on such day, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with the amount of interest due and payable on their respective outstanding Loans and Commitments to the Borrower, to pay all such unpaid interest and Fees; fifth, with respect to the principal of such Borrower's Loans due and payable on such day, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with the aggregate principal amounts of their respective outstanding Loans to the Borrower, to repay all such principal amounts and, if applicable, the Administrative Agent shall apply such funds pursuant to the order of allocation set forth in Section 2.9; sixth, if any other Obligations of the


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
Borrower are due and payable on such day, the Administrative Agent shall distribute such funds ratably to all of the Lenders in accordance with their respective remaining unpaid Obligations of such Borrower, to pay all such remaining unpaid Obligations; seventh, if any Servicing Obligations of the Borrower are due and payable on such day, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with their respective Servicing Obligations owed to them by the Borrower that are due and payable on such day, to pay all such Servicing Obligations; eighth, if any balance remains after application of such funds in accordance with the foregoing clauses first through seventh, the Administrative Agent shall pay such proceeds to the Borrower by transfer to the Operating Account or to the other account as the Borrower directs the Administrative Agent in writing for such purpose.

         Section 2.9      Mandatory Repayments.

                  (a) Facility Maturity. The Borrower shall repay all of its outstanding Loans on the Maturity Date and on any date upon which the Commitments are terminated by the Borrower pursuant to Section 2.2.

                  (b) Tranche A Loans and Swing-Line Loans. On any date upon which the aggregate principal amount of the outstanding Tranche A Loans and Swing-Line Loans exceeds the limitations set forth in Section 2.1, the Borrower shall repay the aggregate principal amount of Tranche A Loans and/or Swing-Line Loans as is necessary so that such aggregate principal amount of such Loans outstanding does not exceed such limitations. Notwithstanding anything to the contrary contained in Section 2.8(e), the Borrower may designate in a Notice of Payment, the order of application to Swing-Line Loans and the Types of its Swing-Line Loans and Tranche A Loans to be repaid and the order of repayment thereof. If the Borrower fails to make such a designation, the Administrative Agent shall apply any funds received from the Borrower pursuant to this subsection (b) as follows: first, to Swing-Line Loans that are Alternate Base Rate Loans, second, to Swing-Line Loans that are Fed Funds Loans, third, to such other Loans that are Alternate Base Rate Loans, fourth, to such other Loans that are Fed Funds Loans, and fifth, to such other Loans that are LIBOR Loans.

                  (c) Tranche B Loans. On any date upon which the aggregate principal amount of the Borrower's Tranche B Loans exceeds the limitations set forth in Section 2.1, the Borrower shall repay the aggregate principal amount of Tranche B Loans as is necessary so that such aggregate principal amount of such Loans outstanding does not exceed such limitations. The Borrower may designate in a Notice of Payment the Types of its Tranche B Loans to be repaid and the order of repayment thereof. If the Borrower fails to make such a designation, the Administrative Agent shall apply the funds received from the Borrower pursuant to this subsection (c) as follows: first, to such Loans that are Alternate Base Rate Loans, second to such Loans that are Fed Funds Loans, and third to such Loans that are LIBOR Loans.

                  (d) LIBOR Loans. Any repayment of LIBOR Loans pursuant to this Section 2.9 shall be subject to Section 2.13.


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
         Section 2.10     Optional Prepayments.

                  (a) Notice of Payment; Designation of Payment Applications. The Borrower shall have the right at any time and from time to time to prepay its outstanding Loans, in whole or in part; provided that the Borrower shall deliver to the Administrative Agent a Notice of Payment with respect to each of the Borrower's prepayments prior to 1:30 p.m. (New York City time) on the day of each such proposed prepayment; and provided further, that each partial prepayment of any Loan shall be in an aggregate principal amount of $100,000 or any multiple of $50,000 in excess thereof. Notwithstanding anything to the contrary contained in Section 2.8(e), the Borrower shall designate in the Notice of Payment delivered in connection with any proposed prepayment whether such prepayment is of Tranche A Loans, Tranche B Loans or Swing-Line Loans.

                  (b) Failure to Designate Payment Applications. If such Borrower fails to make such a designation, the Administrative Agent shall apply any funds received as a prepayment under this Section 2.10 as follows: first, to Swing-Line Loans, second, to Tranche A Loans, and third, to Tranche B Loans. In applying funds pursuant to this Section 2.10 the Administrative Agent: (i) shall prepay Loans, to the extent applicable, as follows: first, such Loans that are Alternate Base Rate Loans, second, such Loans that are Fed Funds Loans, and third, such Loans that are LIBOR Loans.

                  (c)     No Premiums.  All prepayments of Loans under this
Section 2.10 shall be without premium or penalty; provided that any prepayment of LIBOR Loans shall be subject to the provisions of Section 2.13.

         Section 2.11     LIBOR Rate Not Determinable; Illegality or
Impropriety.

                  (a) LIBOR Rate Not Determinable. In the event, and on each occasion, that on or before the day on which the LIBOR Rate for any LIBOR Interest Period is to be determined, the Administrative Agent determines in good faith that the LIBOR Rate cannot be determined for any reason, the Administrative Agent shall give written notice of such determination, as soon as practicable thereafter, to the Borrower and the Lenders. Following any such determination until the Administrative Agent has advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by a Borrower pursuant to Section 2.3 for a Borrowing of a LIBOR Loan, a conversion of an Alternate Base Rate Loan or a Fed Funds Loan into a LIBOR Loan or a continuation of a LIBOR Loan for an additional LIBOR Interest Period shall be deemed to be, respectively, a request for a Borrowing of an Alternate Base Rate Loan (in the case of a request for a Borrowing of LIBOR Loan) or a conversion of a LIBOR Loan into an Alternate Base Rate Loan (in the case of a request for a conversion or continuation as described above). Each determination by the Administrative Agent hereunder shall be conclusive and binding absent manifest error.

                  (b) Illegality or Impropriety. If any Lender determines at any time that the introduction of, or any change in, any applicable law, rule, regulation, order or decree or in the interpretation or the administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender with any request or


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
directive (whether or not having the force of law) of any such Governmental Authority, makes it unlawful or improper for such Lender to make any LIBOR Loan, convert any Alternate Base Rate Loan or Fed Funds Loan into a LIBOR Loan or continue any LIBOR Loan for an additional LIBOR Interest Period, as the case may be, as contemplated by this Agreement, then such Lender shall immediately give notice thereof to the Administrative Agent, the Borrower and each other Lender, which notice shall describe such illegality or impropriety in reasonable detail. Effective immediately upon the giving of such notice, the obligation of such Lender to make LIBOR Loans, convert any Alternate Base Rate Loans or Fed Funds Loan into LIBOR Loans or continue any LIBOR Loans for an additional LIBOR Interest Period, as the case may be, shall be suspended for the duration of such illegality or impropriety. If and when such illegality or impropriety ceases to exist, such suspension shall cease and such Lender shall notify the Administrative Agent, the Borrower and each other Lender thereof. If any such change makes it unlawful or improper for any Lender to maintain any outstanding LIBOR Loan as a LIBOR Loan, such Lender shall, immediately upon the happening of such event, notify the Administrative Agent, the Borrower and each other Lender thereof, and the Borrower shall immediately (or if permitted by applicable law, rule, regulation, order, decree, interpretation, request or directive, no later than the date permitted thereby) convert each such LIBOR Loan into an Alternate Base Rate Loan.

         Section 2.12     Reserve Requirements; Change in Circumstances.

                  (a) Additional Taxes; Reserve Requirements. Notwithstanding any other provision herein, if (i) after the date of this Agreement any change in applicable law or regulation, or in the interpretation or administration thereof, by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) imposes any tax on or changes the basis of taxation of payments to any Lender of the principal of or interest on any LIBOR Loan made or funded by such Lender or any Fees or other amounts payable hereunder (other than taxes imposed on the net income of such Lender by the jurisdiction in which such Lender has its principal office or lending office or by any political subdivision or taxing authority therein), OR imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender (except any such reserve requirement that is reflected in the LIBOR Rate) OR imposes on such Lender any other condition affecting this Agreement or LIBOR Loans by such Lender, AND (ii) the result of any of the foregoing increases the cost to such Lender of making or maintaining any LIBOR Loan or reduces the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) in respect thereof by an amount that such Lender deems to be material, THEN the Borrower shall pay to such Lender any additional amount or amounts necessary to compensate such Lender for such additional costs incurred or reduction suffered. The Borrower shall pay any amount or amounts due to any Lender under this subsection (a) to such Lender within ten (10) days after receipt by the Borrower of a statement from such Lender setting forth in reasonable detail the amount or amounts due and the basis for the determination of such amount or amounts, which statement shall be conclusive and binding absent manifest error.

                  (b) Capital Adequacy. If any Lender determines that the adoption after the


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
date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or any lending office of such Lender) or by the holding company of such Lender, as the case may be, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, will reduce the rate of return on such Lender's capital or on the capital of such Lender's holding company, as the case may be, as a consequence of such Lender's obligations under the Loan Documents to a level below that which such Lender or such Lender's holding company, as the case may be, could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies or such Lender's holding company's policies, as the case may be, with respect to capital adequacy) by an amount that such Lender deems to be material, THEN the Borrower shall reimburse such Lender or such Lender's holding company, as the case may be, for such reduction. The Borrower shall pay any amount or amounts due to any Lender under this subsection (b) to such Lender within ten (10) days after receipt by the Borrower of a statement from such Lender setting forth in reasonable detail the amount or amounts due and the basis for the determination from time to time of such amount or amounts, which statement shall be conclusive and binding absent manifest error.

                  (c) Change in Lending Office. Each Lender agrees to use reasonable efforts to change its lending office to avoid or minimize (i) any amounts that might otherwise be payable to such Lender pursuant to this Section
2.12 or pursuant to Section 2.14 or (ii) the effect of any event referred to in
Section 2.11(b); provided that such efforts do not impose on such Lender any additional cost or any legal, regulatory or administrative burdens that such Lender deems, in its sole discretion, to be material.

                  (d) Lender Compensation. Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to such period or any other period; provided that the Lender makes demand therefor within one-hundred eighty (180) days after it first obtains knowledge of the specific right to, and the specific amount of, compensation in question. The protection of this Section 2.12 shall be available to any Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition that has occurred or been imposed.

         Section 2.13     Indemnity.

                  The Borrower shall indemnify each Lender against any loss or expense that such Lender sustains or incurs as a consequence of (a) any failure by the Borrower to fulfill on the date of any Borrowing hereunder the applicable conditions set forth in Article III (unless such condition is waived in writing by the Lenders), (b) any failure by the Borrower to borrow any LIBOR Loan hereunder, to convert any Alternate Base Rate Loan or Fed Funds Loan into a LIBOR Loan or to continue any LIBOR Loan for an additional LIBOR Interest Period after irrevocable notice of such Borrowing, conversion or continuation has been given pursuant to


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
Section 2.3, (c) any mandatory repayment or optional prepayment of a LIBOR Loan, any conversion of a LIBOR Loan required by any provision of this Agreement or otherwise made on a date other than the last day of the LIBOR Interest Period applicable thereto, (d) any default in mandatory repayment or optional prepayment of the principal amount of any LIBOR Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of optional prepayment or otherwise) or (e) the occurrence of any Event of Default, including, in each such case, any loss or reasonable expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a LIBOR Loan. Such loss or reasonable expense shall include an amount equal to the excess, if any, as reasonably determined by such Lender, of (i) its cost of obtaining the funds for the Loan being mandatorily repaid, optionally prepaid or converted or not borrowed, converted or continued (based on the LIBOR Rate applicable thereto) for the period from the date of such mandatory repayment, optional prepayment or conversion or failure to borrow, convert or continue to the last day of the LIBOR Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the LIBOR Interest Period for such Loan that would have commenced on the date of such failure to borrow, convert or continue) over (ii) the amount of interest (as reasonably determined by such Lender) that such Lender would realize in re-employing the funds so mandatorily repaid, optionally prepaid or converted or not borrowed, converted or continued for such period or LIBOR Interest Period, as the case may be. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.13 shall be delivered to the Borrower and shall be conclusive and binding absent manifest error. Any such amount or amounts shall be due and payable no later than ten (10) days following the Borrower's receipt of such notice.

         Section 2.14     Taxes.

                  (a) Payment of Taxes Withheld From Amounts Payable. All payments made by the Borrower under this Agreement and the other Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Administrative Agent, the Warehouse Collateral Agent and each Lender, net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent, the Warehouse Collateral Agent or such Lender, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Administrative Agent, the Warehouse Collateral Agent or such Lender (excluding a connection arising solely from the Administrative Agent, the Warehouse Collateral Agent or such Lender having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or the other Loan Documents) or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Administrative Agent, the Warehouse Collateral Agent or any Lender hereunder or under other Loan Documents, the amounts so payable to the Administrative Agent, the Warehouse


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
Collateral Agent, or such Lender shall be increased to the extent necessary to yield to the Administrative Agent, the Collateral Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Loan Documents. Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter, the Borrower shall send to the Administrative Agent for its own account or for the account of the Warehouse Collateral Agent or such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify, as applicable, the Administrative Agent, the Warehouse Collateral Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent, the Warehouse Collateral Agent or any Lender as a result of any such failure. The agreements in this subsection (a) shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable under the Loan Documents.

                  (b) Lender Incorporation; Certifications. Each Lender that is a party hereto on the date hereof represents and warrants that it is incorporated under the laws of the United States of America or a state thereof. Each Lender becoming a party hereto after the date hereof agrees that it will on or before the first interest payment date after it becomes a party hereto deliver to the Borrower and the Administrative Agent either a statement that it is incorporated under the laws of the United States of America or a state thereof or, if not so incorporated, (i) two (2) duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or an applicable successor form, as the case may be, and (ii) an Internal Revenue Service Form W-8 or W-9 or any successor form. Each such Lender not so incorporated also agrees to deliver to the Borrower and the Administrative Agent two (2) further copies of such Form 1001 or 4224 and Form W-8 or W-9, or applicable successor forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower or the Administrative Agent, together with such extensions or renewals thereof as may reasonably be requested by the Borrower or the Administrative Agent, unless in any such case an event (including any change in treaty, law or regulation) has occurred before the date on which any such delivery would otherwise be required that renders all such forms inapplicable or that would prevent such Lender from duly completing and delivering any such form with respect to it, and such Lender so advises the Borrower and the Administrative Agent. Such Lender shall certify (A) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (B) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax.

                  (c) Taxes Borne by Lender. This Section 2.14 shall not require the Borrower to pay any increased amount on account of Taxes to any Lender to the extent such Taxes would not have been payable if such Lender had furnished a statement or form (properly and accurately completed in all material respects) that it was required to furnish in accordance with subsection (b) above. Such Taxes shall be borne solely by such Lender.


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
         Section 2.15     Sharing of Setoffs.

                  Each Lender (the "Setoff Lender") agrees that if (a) it obtains payment (voluntary or involuntary) in respect of any Obligation (i) through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower or either of the Guarantors, (ii) pursuant to a secured claim under
Section 506 of Title 11 of the United States Code, or other security or interest arising from, or in lieu of, such secured claim, received by the Setoff Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or (iii) by any other means, AND (b) such payment causes the unpaid portion of the Obligations owed to the Setoff Lender to be proportionately less than the unpaid portion of the Obligations owed to any other Lender (the "Selling Lender"), THEN the Setoff Lender shall purchase from the Selling Lender, and the Selling Lender shall simultaneously sell and assign to the Setoff Lender, at face value a portion of the Obligations of the Selling Lender, so that the aggregate unpaid amount of the Obligations and assigned Obligations held by each Lender after such sale and assignment are in the same proportion to the aggregate unpaid amount of all Obligations then outstanding as the amount of Obligations owed to such Lender prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Obligations outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided that if any such purchase or purchases or adjustments are made pursuant to this Section 2.15 and the payment giving rise thereto is thereafter recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding an assignment of an Obligation deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by it to such Lender by reason thereof, as fully as if such Lender had made a loan directly to each of them in the amount of such assignment.

         Section 2.16         Replacement of Lenders.

                  If (a) any Lender notifies the Administrative Agent and the Borrower pursuant to Section 2.11 that it is unlawful or improper for such Lender to make or maintain LIBOR Loans, (b) any Lender requires the Borrower to pay additional amounts pursuant to Section 2.12(a) for additional costs incurred or reductions suffered by such Lender in connection with LIBOR Loans made or maintained by such Lender, or (c) any Lender requires the Borrower to reimburse such Lender or such Lender's holding company pursuant to Section 2.12(b) for reduction in the rate of return on such Lender's capital or the capital of such Lender's holding company as a result of such Lender's obligations under the Loan Documents, THEN the Borrower may require such Lender to sell all of its outstanding Loans and Commitments (and if such Lender is the Swing-Line Lender, to sell its Swing-Line Commitments) pursuant to Section 8.6(c), to another Lender (if any other Lender agrees, in its sole and absolute discretion, to purchase such Loans and commitments) or to any other financial institution acceptable to the Administrative Agent in its sole and absolute discretion that is willing to make and maintain LIBOR Loans. The purchase price for such Loans and Commitments shall be equal to (i) the aggregate principal amount of Loans, if any, of such Lender outstanding as of the purchase date thereof, (ii) interest accrued on such Loans up to but excluding such purchase date, and (iii) an amount equal to all other accrued


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
but unpaid payment Obligations owed to such Lender, including any accrued but unpaid Fees.

                                   ARTICLE III

                            CONDITIONS TO BORROWINGS

         Section 3.1          Initial Borrowing.

                  As conditions precedent to the effectiveness of this Agreement and the other Loan Documents and to each Lender's obligation to make its initial Loan hereunder:

                  (a) Delivery of Loan Documents. Each of the following shall have been delivered to the Administrative Agent, in form and substance and in quantities reasonably satisfactory to the Administrative Agent and its counsel:

                           (i) Originals of this Agreement, duly executed by the parties hereto;

                           (ii)     Originals of the Warehouse Security
         Agreement, duly executed by the parties thereto;


                           (iii) Originals of each of the Guaranties, duly executed by the parties thereto;

                           (iv) Originals of the agreement between the Administrative Agent and the Borrower relating to the fees referenced in Section 2.7(h), duly executed by the Borrower;

                           (v) An original of each of the Notes for each the the Lenders and an original of the Swing-Line Note for the Swing-Line Lender, in each case duly executed by the Borrower;

                           (vi) Originals of all financing statements and other documents, instruments and agreements, duly executed by the party or parties thereto, that are deemed necessary or appropriate by the Administrative Agent to create in favor of the Warehouse Collateral Agent, for the benefit of the Secured Parties, a valid, perfected and first priority security interest in and Lien upon the Warehouse Collateral;

                           (vii) Evidence of partnership authorization, as applicable, of the Borrower and each of the Guarantors (including resolutions of the board of directors of such Person's General Partner or other appropriate evidence of authorization), authorizing and directing such Person's execution, delivery and performance of the Loan Documents to which it is party and all related documents and certificates required of it thereunder;

                           (viii) With respect to each representative of the Borrower and each of the Guarantors that is authorized to execute and deliver the Loan Documents to which such


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
         Person is party, evidence of such authorization (including resolutions of the board of directors of such Person's General Partner or other appropriate evidence of authorization) of such representatives to execute and deliver such Loan Documents, together with evidence as to the true signatures and respective incumbencies of such representatives;

                           (ix) An opinion of counsel for the Borrower and the Guarantors, substantially in the form of Exhibit E;

                           (x)(A) With respect to the Borrower and each of the Guarantors, copies of such Person's certificate of limited partnership and its General Partner's certificate of incorporation, together with any and all amendments or supplements thereto, in each case duly authorized and executed and certified, as of a recent date, to be true, correct and complete copies thereof by the Secretary of State of the state of each such Person's formation, incorporation or organization, as applicable; (B) with respect to the General Partner of the Borrower and each of the Guarantors, copies of its By-laws, together with any and all amendments or supplements thereto, in each case certified by such General Partner's Secretary or Assistant Secretary as being true, correct and complete copies thereof; and (C) with respect to the Borrower and each of the Guarantors, copies of its agreement of limited partnership, together with any and all amendments or supplements thereto, in each case certified by the Secretary or Assistant Secretary of the General Partner of such Person as being true, correct and complete copies thereof;

                           (xi) With respect to the Borrower and each of the Guarantors, and their respective General Partners, a certificate, dated a recent date, from the Secretary of State of the state of each such Person's formation, incorporation or organization, certifying that each such Person is in good standing as of a recent date;

                           (xii) A certificate of an executive officer of the General Partner on behalf of the Borrower in the form of Exhibit F;

                           (xiii) Evidence satisfactory to the Administrative Agent that the Warehouse Funding Account, the Warehouse Settlement Accounts and the Custody MBS Account have been opened;

                           (xiv) A Servicing Portfolio Report dated not more than thirty (30) days prior to the Closing Date;


                           (xv) Evidence satisfactory to the Administrative Agent that all reasonable fees, costs and expenses of its counsel relating to the preparation, negotiation and closing of the transactions contemplated hereby through the Closing Date will be paid in full on such date;

                           (xvi) With respect to the Borrower and each of the Guarantors and their respective General Partners, UCC, tax lien and judgment searches of (A) the records of the Secretary of State of the state of each such Person's (1) formation, incorporation or organization, as applicable (with respect to tax lien and judgment searches only),


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
         (2) principal place of business, and (3) chief executive office, if such Person has more than one principal place of business, and (B) the filing officer of the county of such Person's principal place of business and chief executive office, if such Person has more than one principal place of business, which searches shall indicate no Liens are outstanding on the Warehouse Collateral or the Pledge Collateral, other than as permitted or required under the Loan Documents or otherwise accepted by the Administrative Agent in its sole and absolute discretion and other than those of lenders (the "Existing Lenders") in warehousing facilities being refinanced with proceeds of the initial Borrowing of Loans hereunder; and

                           (xvii) With respect to the Existing Lenders, evidence of (A) the terminations of the warehousing facilities made available by such Existing Lenders and of such Existing Lenders' Liens on the Warehouse Collateral and the Pledge Collateral (together with completed and duly executed UCC termination statements deemed necessary or appropriate by the Administrative Agent with respect to such terminations) or (B) commitments of the Existing Lenders acceptable to the Administrative Agent in the exercise of its sole discretion to terminate such facilities and Liens and to provide such termination statements upon the above-referenced refinancing, and in either case, evidence that appropriate arrangements have been made for the transfer of collateral under such facilities to the Warehouse Collateral Agent to be held as Warehouse Collateral or to the Administrative Agent to be held as Pledge Collateral, as applicable.

                  (b) Necessary Acts and Conditions. All acts and conditions (including the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws or if any of such have not been done, performed or happened, such has been expressly disclosed to the Administrative Agent and the Lenders and waived by all of the Lenders in writing.

                  (c) Documentation Satisfactory in Form and Substance. All documentation, including documentation for corporate, partnership and legal proceedings in connection with the transactions contemplated by the Loan Documents, shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

                  (d) Payment of Fees. All Fees required to have been paid under the Loan Documents prior to the initial Borrowing of Loans hereunder shall have been paid.

                  (e) Ownership Structure. The ownership structure of the Borrower and its Affiliates or otherwise related Persons as reflected on Exhibit I shall be in effect, and such evidence, legal opinions and other documentation confirming the effectiveness of such ownership structure requested by the Administrative Agent and in form and substance satisfactory to the Administrative Agent and the Lenders, shall have been delivered to the


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
Administrative Agent and each of the Lenders.

                  (f) Conditions to Servicing Loans. All conditions precedent to the making of the initial Servicing Loans (other than the condition set forth in Section 3.1(f) of the Servicing Credit Agreement) shall have been satisfied in accordance with Article III of the Servicing Credit Agreement.

         Section 3.2      All Borrowings.

                  As conditions precedent to each Lender's obligation to make any Loan hereunder, including the initial Loans, at and as of the date of Borrowing thereof:

                  (a) Representations and Warranties. The representations and warranties of the Borrower and each of the Guarantors contained in the Loan Documents shall be accurate and complete in all material respects on and as of the date of such Borrowing as if made on and as of such date (unless such representation and warranty is stated to be as of an earlier date).

                  (b) No Event of Default. No Event of Default shall have occurred and be continuing.

                  (c) Borrowing Limitations. The Administrative Agent shall have received the Borrowing Base Certificate required to be delivered by the Collateral Agent under the Warehousing Security Agreement. Following the funding of the requested Loans, the aggregate principal amount of Loans outstanding hereunder shall not exceed the applicable limitations set forth in Section 2.1.

                  (d) No Material Adverse Change. Since March 31, 1995, no development or event shall have occurred, nor shall there be any prospective development or event, that could reasonably be expected to have a Material Adverse Effect.

                  (e) Other Documentation. The Administrative Agent shall have received such other documents or legal opinions as the Administrative Agent or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

By delivering a Notice of Borrowing or a Notice of Swing-Line Borrowing, as the case may be, to the Administrative Agent hereunder for any proposed Borrowing, the Borrower shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subsections (a) through (d) above as of the date of such proposed Borrowing. On the date of a proposed Borrowing against Bulk Check Mortgage Loans the Borrower shall be deemed to have represented and warranted that each Bulk Check Mortgage Loan is an Eligible Mortgage Loan.


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
                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  As an inducement to the Administrative Agent and the Lenders to enter into this Agreement and to make Loans as provided herein, the Borrower represents and warrants to the Agents and each Lender that:

         Section 4.1      Formation, Organization and Standing.

                  (a) Borrower. The Borrower is a limited partnership, duly formed, validly existing and in good standing under the laws of the state of its formation and is duly qualified to do business and is in good standing in all other jurisdictions where it conducts its business or owns or leases its assets and where such activity requires such qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

                  (b) General Partner. The General Partner of the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation.

         Section 4.2      Compliance With Law and Contractual Obligations

                  The Borrower has the partnership power, and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do and is not in violation of any Requirement of Law or any Contractual Obligation applicable to it if such violation could have a Material Adverse Effect.

         Section 4.3          Power; Authorization; Enforceable Obligations.

                  (a) Borrower. The Borrower has the partnership power and authority to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary partnership action to authorize the execution, delivery and performance of such Loan Documents. Such Loan Documents have been duly executed and delivered by or on behalf of the Borrower and constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

                  (b) General Partner. The General Partner of the Borrower has the corporate power and authority to make, deliver and perform on behalf of the Borrower, and thereby legally bind the Borrower to perform this Agreement and the other Loan Documents to which the Borrower is party, and has taken all necessary action to authorize the borrowings by the Borrower hereunder on the terms and conditions of this Agreement and the Notes. The General Partner of the Borrower has, on behalf of the Borrower, duly executed and delivered this Agreement and the other Loan Documents to which the Borrower is party.


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
         Section 4.4      No Legal or Contractual Bar.

                  The execution, delivery and performance of the Loan Documents by the Borrower, the borrowings of Loans hereunder and the use of the proceeds thereof, do not and will not (i) violate any Requirement of Law applicable to or any Contractual Obligation of the Borrower, (ii) except as contemplated by this Agreement and the Warehouse Security Agreement, require any license, consent, authorization, approval or any other action by, or any notice to or filing or registration with, any Governmental Authority or any other Person, which licenses, consents, authorizations or approvals have not been previously obtained and remain in full force and effect, or (iii) result in the creation or imposition of any Lien on any asset of the Borrower, except as permitted or required by the Loan Documents.

         Section 4.5      Financial Information.

                  (a)     Delivery of Financial Statements.

                          (i)       The audited consolidated financial
         statements of each of Platte Valley Funding, L.P., Western Sunrise Mortgage Co., L.P., TMC Mortgage Co., L.P. and JHM Mortgage Securities L.P. as at December 31, 1994, and the Securities and Exchange Commission Form 10-Q for the quarterly period ended March 31, 1995 for Harbourton Financial Services, a copy of each of which have been furnished to each Lender, are complete and correct and present fairly the financial condition of each of Platte Valley Funding, L.P., Western Sunrise Mortgage Co., L.P., TMC Mortgage Co., L.P., JHM Mortgage Securities L.P. and Harbourton Financial Services, as applicable as at the date thereof. Each of the balance sheets, including the related schedules and notes thereto, has been prepared in accordance with GAAP as of such date (subject to normal year-end adjustments) and the financial statements included in the Form 10-Q described in the preceding sentence have been prepared in accordance with GAAP as adjusted pursuant to the rules and regulations of the Securities and Exchange Commission.

                           (ii) The pro forma consolidated balance sheet of the Borrower as at August 1, 1995, a copy of which has been furnished to each Lender, presents fairly the pro forma financial condition of the Borrower after giving effect to the Loans to be made on such date and the consummation of the ownership structure described in Section 3.1(e). The pro forma balance sheet, including the related schedules and notes thereto, has been prepared on a basis consistent with GAAP and based on good faith reasonable assumptions and projections.

                  (b) No Material Liabilities. Neither the Borrower nor HTP Financial has any material liability of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, and no condition, situation or set of circumstances exists that could be reasonably expected to result in such a liability, in each case that should be reflected on such financial statements prepared in accordance with GAAP but is not reflected in the most recent such financial statements delivered to the Administrative Agent and the Lenders pursuant to Section 5.1(a)(i) or (ii).


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
                  (c) No Material Change. Since March 31, 1995, no development or event has occurred, nor is there any prospective development or event, in respect of the Borrower or any of its Subsidiaries, the General Partner of the Borrower, or the Guarantors, that could reasonably be expected to have a Material Adverse Effect.

                  (d) HTP Financial. The Borrower has delivered to each of the Lenders a true and correct copy of the term sheet referenced in the definition of HTP Financial.

         Section 4.6      No Litigation.

                  Except as disclosed on Schedule 4.6, (a) no litigation, investigation or proceeding (exclusive of mortgage foreclosure litigation and bankruptcy proceedings of Obligors in which or in connection with which such Obligors have brought no claims, counter-suits or actions against the Borrower) of or before any arbitrator or Governmental Authority is pending or to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries, or the General Partner of the Borrower, or against any of the properties or revenues of any such Person, in which the amount involved in such litigation, investigation or proceeding, when added to amounts involved in all other litigation, investigations or proceedings with respect to such Person, exceeds, in the aggregate, $500,000 or in which injunctive relief, if sought and obtained, could result in a Material Adverse Effect.

         Section 4.7      Taxes.

                  Each of the Borrower, its Subsidiaries and the General Partner of the Borrower has filed or caused to be filed (or obtained extensions for the filing of) all tax returns that are required to be filed and have paid all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property, other than taxes and assessments that are being contested in good faith by appropriate proceedings and as to which such Person has established adequate reserves in conformance with GAAP.

         Section 4.8      Investment Company Act; Other Regulations.

                  The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor the General Partner of the Borrower is subject to any Requirement of Law that limits its ability to incur Indebtedness.

         Section 4.9      Subsidiaries.

                  As of the Closing Date, the Borrower has no Subsidiaries.

         Section 4.10      Use of Proceeds.

                  The Borrower shall use the proceeds of the Tranche A Loans and the Swing-Line Loans to finance Eligible Mortgage Loans and to refinance mortgage warehouse facilities extended to it for such purpose by Existing Lenders. The Borrower shall use the proceeds of the Tranche B Loans to finance Eligible Gestation Mortgage Loans and Eligible Gestation MBS.


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
         Section 4.11      ERISA.

                  No Prohibited Transactions, Accumulated Funding Deficiencies, withdrawals from Multiemployer Plans or Reportable Events have occurred with respect to any Plans or Multiemployer Plans that, in the aggregate, could subject the Borrower, its Subsidiaries or the General Partner of the Borrower to any material tax, penalty or other liability where such tax, penalty or liability is not covered in full, for the benefit of such parties, by insurance; no notice of intent to terminate a Plan has been filed, nor has any Plan been terminated under Section 4041 of ERISA, nor has the PBGC instituted proceedings to terminate, or appointed a trustee to administer, a Plan and no event has occurred or condition exists that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; the present value of all benefits liabilities (as defined in Section 4001(a)(16) of ERISA) under all Plans (based on the actuarial assumptions used to fund the Plans) does not exceed the assets of the Plans; and the execution, delivery and performance by the Borrower of the Loan Documents to which it is a party, the borrowing of the Loans hereunder and the use of the proceeds thereof will not involve any Prohibited Transaction.

         Section 4.12      Security Interests.

                  The security interests created in favor of the Warehouse Collateral Agent, for the benefit of the Secured Parties, in the Warehouse Collateral, and in favor of the Administrative Agent, for the benefit of the Secured Parties, in the Pledge Collateral, constitute and will constitute valid and enforceable security interests, and such security interests will be perfected, first priority security interests in the Warehouse Collateral and the Pledge Collateral, as applicable. Such Collateral is not and will not be subject to any other Liens except as permitted or required under the Loan Documents.

         Section 4.13     Agency Approvals.

                  The Borrower is (i) a FNMA and FHLMC approved Seller/Servicer,
(ii) a GNMA approved Issuer/Servicer, (iii) a HUD Direct Endorsement lender,
(iv) a VA approved lender in good standing and (v) an FHA approved lender in good standing.

         Section 4.14     Federal Reserve Board Regulations.

                  The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose that violates or that would be inconsistent with, the provisions of Regulations G, T, U or X of the Board.

         Section 4.15     Assets.

                  The Borrower has good title to, or valid leasehold interests in, all of its properties and assets. The Borrower has no outstanding Liens on any of its properties or assets, nor is the


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
Borrower party to any security agreements, except as required or permitted by the Loan Documents.

         Section 4.16     Environmental Matters.

                  To the knowledge of the Borrower, after due inquiry, each of the representations and warranties set forth in subsections (a) through (e) of this Section 4.16 is true and correct with respect to each parcel of real property owned or operated by the Borrower (the "Properties"), except to the extent that the facts and circumstances giving rise to any such failure to be so true and correct could not reasonably be expected to have a Material Adverse
Effect:

                  (a) No Hazardous Materials. No Hazardous Materials are contained in, on or under the Properties, including the soil and groundwater thereunder, in quantities that are in violation of any Environmental Law;

                  (b) Compliance With Environmental Laws. The Properties and all operations and facilities at the Properties are in compliance with all Environmental Laws, and there is no Hazardous Materials contamination or violation of any Environmental Law that could interfere with the continued operation of any of the Properties or impair the fair saleable value of any thereof;

                  (c) No Notice of Violation. None of the Borrower, its Subsidiaries or the General Partner of the Borrower has received any material complaint, notice of violation, alleged violation, investigation or advisory action of potential liability or of potential responsibility regarding environmental protection matters or permit compliance with regard to the Properties, nor is the Borrower aware that any Governmental Authority is contemplating delivering to any such Person;

                  (d) No Transfer of Hazardous Materials. To the knowledge of the Borrower, after due inquiry, Hazardous Materials have not been generated, treated, stored, disposed of, at, on or under any of the Properties, nor have any Hazardous Materials been transferred from the Properties to any other location; and

                  (e) No Pending Actions. No material governmental, administrative actions or judicial proceedings are pending or, to the Borrower's knowledge, contemplated under any Environmental Laws, to which the Borrower, its Subsidiaries or the General Partner of the Borrower is or will be named as a party with respect to the Properties, and no consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements are outstanding under any Environmental Law with respect to any of the Properties.

         Section 4.17     Solvency.

                  (a) Sufficient Assets; Capital. On the Closing Date, after giving effect to any Borrowings on such date, (A) the sum of the assets, at the fair valuation, of the Borrower, as of such date, will exceed the Borrower's debts, (B) the present fair saleable value of the assets of


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
the Borrower, as of such date, will be greater than the amount that will be required to pay the Borrower's liabilities on its debts as such debts become absolute and matured, and (C) the Borrower will have, as of such date, sufficient capital with which to conduct its businesses.

                  (b) Defined Terms; GAAP. For purposes of this Section 4.17, "debt" shall mean "liability on a claim," and "claim" shall mean a debt required to be reflected on a balance sheet in accordance with GAAP and any other liability then due and owing of the Borrower.

         Section 4.18     Intellectual Property.

                  The Borrower owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No material claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, and the Borrower does not know of any valid basis for any such material claim. The Borrower's use of its Intellectual Property does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         Section 4.19     Principal Place of Business.

                  The principal place of business and chief executive office of the Borrower is located at 2530 South Parker Road, 5th Floor, Aurora, Colorado 80014.

         Section 4.20     No Burdensome Restrictions.

                  No Requirements of Law applicable to or Contractual Obligation of the Borrower, its Subsidiaries or the General Partner of the Borrower could reasonably be expected to have a Material Adverse Effect.

         Section 4.21     Affiliate Transactions.

                  The Borrower has not entered into any transactions with any of its Affiliates except as described on Schedule 4.21.

         Section 4.22     Disclosure.

                  All information furnished or to be furnished to the Administrative Agent by or on behalf of the Borrower, each General Partner, the Guarantors or HTP Financial in connection with the Loan Documents, the Collateral or the Obligations is complete and accurate in all material respects.

         Section 4.23 Take-Out Commitments. Each Eligible Jumbo Mortgage Loan and each Eligible Non-Conforming Mortgage Loan included in the Tranche A Borrowing Base is specifically allocated to a Take-Out Commitment.


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
                                    ARTICLE V

                                    COVENANTS

         Section 5.1      Affirmative Covenants.

                  The Borrower hereby covenants and agrees, with respect to itself and each of the its Subsidiaries, that as long as any Obligations remain unpaid or any Lender has any Commitment (including the Swing-Line Lender and the Swing-Line Commitment) hereunder, the Borrower shall:

                  (a) Reporting Requirements of the Borrower to the Administrative Agent and the Lenders. Furnish or cause to be furnished to the Administrative Agent and each Lender directly:

                          (i) Annual Financial Statements. As soon as available and in any event within ninety (90) days after the end of each fiscal year of each of the Borrower, Harbourton Financial Services and HTP Financial, a statement of income, changes in partners' capital and cash flow for such year of the Borrower, Harbourton Financial Services and HTP Financial and the related statement of financial condition as at the end of such year of the Borrower, Harbourton Financial Services or HTP Financial, as applicable, setting forth in each case in comparative form the figures for the previous fiscal year (to the extent such figures are available), all in reasonable detail, in accordance with GAAP, consistently applied, and accompanied by a report thereon of Arthur Andersen & Co. or other independent public accountants of comparable recognized national standing (provided that financial statements of HTP Financial shall not be audited, unless audited statements are otherwise available), which report shall be unqualified as to scope of audit and shall state that such financial statements present fairly the financial condition as at the end of such fiscal year, and the results of operations and cash flows for such fiscal year, of the Borrower, Harbourton Financial Services L.P. and HTP Financial, respectively, in accordance with GAAP, consistently applied and, with respect to financial statements required to be included by Harbourton Financial Services in Securities and Exchange Commission Form 10-K filings, in accordance with GAAP, consistently applied, as adjusted pursuant to the rules and regulations of the Securities and Exchange Commission, as applicable;

                          (ii) Quarterly Financial Statements. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of the Borrower, Harbourton Financial Services L.P. and HTP Financial, a statement of operations, changes in partners' capital and cash flow for such quarter and for the portion of the fiscal year ended of the Borrower, Harbourton Financial Services L.P. and HTP Financial, the related statement of financial condition as at the end of such fiscal quarter of the Borrower, Harbourton Financial Services and HTP Financial, all in reasonable detail and certified by the president or chief financial officer of the General Partner of the Borrower,


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
         the general partner of Harbourton Financial Services and the general partner of HTP Financial, respectively, that they are complete and correct and present fairly the financial condition as at the end of such quarter, and the results of operations for such quarter and such portion of the fiscal year, of the Borrower, Harbourton Financial Services and HTP Financial, respectively, in accordance with GAAP, consistently applied, subject to normal year-end adjustments, and with respect to financial statements required to be included by Harbourton Financial Services in Securities and Exchange Commission 10-Q filings, in accordance with GAAP, consistently applied, as adjusted pursuant to the rules and regulations of the Securities and Exchange Commission, as applicable;

                          (iii) Annual Cash Flow Projections. As soon as available and in any event within sixty (60) days after the beginning of each calendar year, a pro forma cash flow statement for such calendar year, in reasonable detail and accompanied by a statement of the president or chief financial officer of the General Partner of the Borrower that such projections are a reasonable estimate of the cash flow of the Borrower for such calendar year;

                          (iv) No Default/Compliance Certificate. Together with the financial statements required pursuant to subparagraphs (i) and (ii) above, a certificate of the president or the chief financial officer of the General Partner of the Borrower (A) to the effect that, based upon a review of the activities of the Borrower and such financial statements during the period covered thereby, no Potential Default or Event of Default exists, or if any Potential Default or Event of Default does exist, specifying the nature thereof and the response thereto proposed by the Borrower, (B) demonstrating in reasonable detail compliance as at the end of such fiscal year or such fiscal quarter, as the case may be, with Sections 5.2(a), (b), (c) and
         (j) and (C) describing any transactions entered into since the date of the last financial statements delivered to the Administrative Agent and the Lenders by the Borrower with any of its Affiliates (other than those described on Schedule 4.21), and notice of any material amendment, modification or supplement in respect of any such transaction or any transaction described in Schedule 4.21 since such date; provided that submission of such certificate by such officer shall in no way make him or her liable in his or her individual capacity, or serve as a basis for any claim by the Administrative Agent or a Lender against such officer in his or her individual capacity, in connection with any error contained in such certificate (to the extent that such error does not result from such officer's gross negligence or willful misconduct);

                          (v) Notice of Default. Promptly after the occurrence of a Potential of Default or Event of Default, a certificate of the chief financial officer of General Partner specifying the nature thereof and the response thereto proposed by the Borrower;

                          (vi) Audit Reports. Copies of each HUD Single Family Audit Report and FNMA and FHLMC audit reports on the Borrower and its operations, promptly after receipt thereof by the Borrower;

                          (vii) Litigation. Notice of the institution of or any material adverse development in, promptly after the occurrence thereof, any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, by or against the Borrower, any of its Subsidiaries or the General Partner of the Borrower, or against any of the properties or revenues of any such Person (exclusive of foreclosure and bankruptcy suits and proceedings of Obligors of mortgage loans serviced by the Borrower, arising in the ordinary course of the Borrower's servicing business in which or in connection with which such Obligors have brought no claims, countersuits or actions against the Borrower), in which the amount involved in such action, suit, proceeding, governmental investigation or arbitration, when added to amounts involved in all other actions, suits, proceedings, governmental investigations or arbitrations, by or against such Person, or against any of the properties or revenues of such Person, exceeds, in the aggregate, $500,000 or in which injunctive relief, if sought and obtained, could result in a Material Adverse Effect;

                          (viii) Securities Reports and Filings. Promptly after the filing thereof, copies of all financial statements, reports, notices and proxy statements, if any, sent or made available generally by the Borrower or any of its Subsidiaries to the holders of its or their respective securities or partnership interests, of all regular and periodic reports and other filings made by Harbourton Financial Services, the Borrower or any of their Subsidiaries with any securities exchange, the Securities and Exchange Commission or any other governmental or private regulatory authority, and of all press releases and other statements made available generally by Harbourton Financial Services, the Borrower or any of their Subsidiaries to the public about material developments in the business of Harbourton Financial Services and its Subsidiaries, and the Borrower and its Subsidiaries, each taken as a whole;

                          (ix)      ERISA.  In connection with ERISA:

                                (A)     Promptly and in any event within ten
         (10) days after the Borrower knows or has reason to know of the occurrence of a Reportable Event with respect to a Plan with regard to which notice must be provided to the PBGC, a copy of such materials required to be filed with the PBGC with respect to such Reportable Event and in each such case a statement of the chief financial officer of the General Partner of the Borrower setting forth details as to such Reportable Event and the action that the Borrower proposes to take with respect thereto;

                                (B)     Promptly and in any event within ten
         (10) days after the Borrower knows or has reason to know of any condition existing with respect to a Plan that presents a material risk of termination of such Plan, imposition of an excise tax, requirement to provide security to such Plan or incurrence of other liability by the Borrower or any ERISA Affiliate, a statement of the chief financial officer of the General Partner of the Borrower describing such condition;


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
                                (C)     At least ten (10) days prior to the
         filing by any plan administrator of a Plan of a notice of intent to terminate such Plan, a copy of such notice;

                                (D)     Promptly and in any event within ten
         (10) days after the filing thereof with the Secretary of the Treasury, a copy of any application by the Borrower or any ERISA Affiliate thereof for a waiver of the minimum funding standard under section 412 of the Code;

                                (E)     Promptly and in any event within ten
         (10) days after the filing thereof with the Internal Revenue Service, copies of each annual report that is filed on Form 5500, together with certified financial statements for any Plan as of the end of such year and actuarial statements on Schedule B to such Form 5500;

                                (F)     Promptly and in any event within ten
         (10) days after the Borrower knows or has reason to know of any event or condition that might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, a statement of the chief financial officer of the General Partner of the Borrower describing such event or condition;

                                (G)     Promptly and in any event within ten
         (10) days after receipt thereof by the Borrower or any ERISA Affiliate, a copy of each notice received by the Borrower or such an ERISA Affiliate concerning the imposition of any withdrawal liability under section 4202 of ERISA; and

                                (H) Promptly after receipt thereof a copy of any notice the Borrower or any ERISA Affiliate may receive from the PBGC or the Internal Revenue Service with respect to the Borrower's or such ERISA Affiliate's liability with respect to any Plan or Multiemployer Plan; provided that this subparagraph (H) shall not apply to notices of general application promulgated by the PBGC or the Internal Revenue Service;

                          (x)       Servicing Portfolio and Other Reports.

                                (A) As soon as available and in any event no later than forty-five (45) days after the end of each calendar quarter, and on such other days as the Administrative Agent may reasonably request, a Servicing Portfolio Report, dated as of the end of such quarter or as of such other day, as applicable;

                                (B) As soon as available and in any event no later than thirty (30) days after the end of each calendar month, and on such other days as the Administrative Agent may reasonably request, a Monthly Servicing Report and a Monthly Position Report; and

                          (xi) Other Information. Promptly after request therefor by the Administrative Agent or any Lender, such additional financial and other information, including financial statements of the Borrower or any of its Subsidiaries or any Approved Investor (other than FNMA or FHLMC) (if financial statements of such Approved


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
         Investor are available to the Borrower), and such information regarding the Warehouse Collateral and/or the Pledge Collateral as any Lender, through the Administrative Agent, may from time to time reasonably request, including such information as is necessary for any Lender to grant participations of its interests in Loans hereunder or to enable another financial institution to become a Lender hereunder.

                  (b) Reporting Requirements of the Borrower to the Administrative Agent and the Co-Agent. Furnish or cause to be furnished to each of the Administrative Agent and the Co-Agent:

                          (i)       Commitment Status Report.  On the first
Business Day of each week, and on such other days as the Administrative Agent may reasonably request, reports on the status of all Take-Out Commitments held by the Borrower, including the weighted average Applicable Take-Out Price for the Mortgage Loans in the Tranche A Borrowing Base, a list of allocated Take-Out Commitments for Eligible Jumbo Mortgage Loans and Eligible Non-Conforming Mortgage Loans in the Tranche A Borrowing Base and copies of all Take-Out Commitments for each Agency MBS and Mortgage Loan in the Tranche B Borrowing Base in the form and substance satisfactory to the Administrative Agent prepared by the Borrower and dated as of the last Business Day of the immediately preceding week or as of such other day, as applicable;

                          (ii)      Loss of Qualification.  Notice of any
change in the Type of any Mortgage Loan (other than changes of Eligible Conforming Mortgage Loans into Eligible Gestation Mortgage Loans) included in the Tranche A Borrowing Base or the Tranche B Borrowing Base or of any Mortgage Loan or Agency MBS included in the Tranche A Borrowing Base or the Tranche B Borrowing Base that shall cease to qualify as an Eligible Mortgage Loan or Eligible Agency MBS hereunder promptly after the occurrence thereof; and

                          (iii)     Specialty Mortgage Products Report.  As
soon as available and in no event later than forty-five (45) days after the end of each calendar quarter, a Specialty Mortgage Products Report, dated as of the end of such calendar quarter.

                  (c) Maintenance of Existence and Properties; Compliance with Laws. Preserve and maintain (i) its partnership existence, and (ii) all rights, privileges, licenses, approvals, franchises, properties and assets material to and necessary for the normal conduct of the business of the Borrower, and shall comply in all material respects with all Contractual Obligations of and Requirements of Law applicable to the Borrower (including all servicing agreements with Private Investors), except when the failure to so preserve, maintain and comply as set forth in clause (ii) above would not have a Material Adverse Effect.

                  (d) Maintenance of Federal Agency Status. Maintain at all times its status as a FNMA and FHLMC approved Seller/Servicer, a GNMA approved Issuer/Servicer, a HUD Direct Endorsement Lender and an FHA approved lender in good standing.

                  (e) Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and


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
all Requirements of Law applicable to the Borrower shall be made of all dealings and transactions in relation to the business and activities of the Borrower and permit representatives of the Administrative Agent and the Lenders (at no cost to the Borrower unless a Potential Default or Event of Default has occurred and is continuing) to visit and inspect any of the properties of the Borrower and examine and make abstracts from any of such books and records during normal business hours, upon reasonable advance notice and as often as may reasonably be desired by the Administrative Agent or any such Lender, and to discuss the business, operations, properties and financial and other condition of the Borrower with officers and employees of the Borrower and with its independent certified public accountants.

                  (f) Insurance. Maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to properties and business of the Borrower against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts (with such deductible amounts) as is customary for such companies under similar circumstances, including errors and omissions coverage and fidelity coverage in form and substance acceptable under the Agency Guides, and furnish the Administrative Agent on request full information as to all such insurance.

                  (g) Payment of Taxes and Claims. Pay (i) all taxes, assessments and governmental charges imposed upon the Borrower or upon the property of the Borrower prior to their becoming delinquent and (ii) all claims (including claims for labor, materials, supplies or services) that might, if unpaid, become a Lien upon the property of the Borrower prior to their becoming a Lien unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Borrower has maintained adequate reserves in accordance with GAAP with respect thereto or, if required by any applicable Requirement of Law, has posted a bond in respect thereof reasonably satisfactory to the Administrative Agent.

                  (h) Servicing Rights and Servicing Portfolio. Maintain at all times a Servicing Portfolio consisting of mortgage loans with an aggregate unpaid principal amount of at least $2,000,000,000.

                  (i) Ownership Structure. Perform all actions required subsequent to the date hereof as a result of the consummation of the reorganization contemplated in Section 3.1(e), including delivering notices that may be required by any Agency or the FHA or the VA.

                  (j) Further Documents. Execute and deliver or cause to be executed and delivered to the Administrative Agent or the Warehouse Collateral Agent, on behalf of the Secured Parties, from time to time such confirmatory or supplementary security agreements, financing statements, reaffirmations and consents and such other documents, instruments or agreements, as the Administrative Agent may reasonably request, that are in the Administrative Agent's reasonable judgment necessary or desirable to obtain for the Administrative Agent or the Warehouse Collateral Agent, on behalf of the Secured Parties, the benefit of the Loan Documents, the Warehouse Collateral and the Pledge Collateral.


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
         Section 5.2      Negative Covenants.

                  The Borrower hereby covenants and agrees that as long as any Obligations remain unpaid or any Lender has any Commitment (including the Swing-Line Lender and the Swing-Line Commitment) hereunder, the Borrower shall not, directly or indirectly:

                  (a) Accumulation of Assets. Permit HTP Financial to at any time accumulate Mortgage Loans (which term shall not be deemed to include servicing rights to Mortgage Loans for purposes of this Section 5.2(a)) with an unpaid principal balance in excess of $100,000,000.

                  (b) Total Debt to Net Worth Ratios. Permit (i) the ratio of its Total Debt to its Net Worth to exceed 8.0:1 at any time or (ii) the ratio of its Total Debt to its Adjusted Tangible Net Worth to exceed 6.0:1.0 at any time.

                  (c) Net Worth; Adjusted Tangible Net Worth. Permit (i) its Net Worth to be less than $40,000,000 at any time or (ii) its Adjusted Tangible Net Worth to be less than $35,000,000 at any time.

                  (d) Cash Flow to Scheduled Term Debt Service. Permit the ratio of its Cash Flow to Scheduled Term Debt Service for any fiscal quarter (as determined at the end of such fiscal quarter) to be less than 1.20:1.0.

                  (e) Investments and Advances. Make any loans, extensions of credit or investments other than:

                             (i) investments in direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within six (6) months from the date of creation thereof;

                             (ii) investments in commercial paper maturing within six (6) months from the date of creation thereof given the highest rating for commercial paper by Moody's or S&P;

                             (iii) time deposits maturing within one (1) year from the date of creation thereof with, including certificates of deposit issued by, any office located in the United States of any bank or trust company that is organized under the laws of the United States or any state thereof and whose certificates of deposit are rated P-1 or better by Moody's or A-1 or better by S&P;

                             (iv)    short-term loans or advances to any
                  current or former officers of the Borrower, for the purpose of assisting such officers in the payment of relocation expenses or car loans, in an aggregate principal amount outstanding at any time not to exceed $1,000,000;


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
                             (v) investments made in the ordinary course of business for the purpose of implementing the Hedging Program;

                             (vi) investments in Specialty Mortgage Products in an aggregate amount not to exceed $45,000,000; provided that all Specialty Mortgage Products shall be covered by Take-Out Commitments from Approved Investors that are not Affiliates of the Borrower that are in full force and effect except for Specialty Mortgage Products with an unpaid principal balance not exceeding $20,000,000 in the aggregate at any time;

                             (vii)   investments in HTP Financial;

                             (viii) investments in newly-formed companies or partnerships to be engaged primarily in the business of originating or acquiring Specialty Mortgage Products; provided that (a) such investments shall consist solely of capital stock and/or limited partnership interests, and (b) the Borrower's initial investment in any such company or partnership shall not exceed five percent (5%) of the Borrower's Net Worth at the time of such investment (based on the most recent financial statements of the Borrower delivered to the Administrative Agent and each Lender pursuant to clause
                  (i) or (ii) of Section 5.1(a));

                             (ix) loans or advances to, or investments in, Subsidiaries or Affiliates of the Borrower; provided that the aggregate amount of loans or advances made during any calendar quarter (reduced by any loans or advances repaid by Subsidiaries or Affiliates of the Borrower during such quarter) and investments made during such calendar quarter shall not exceed an amount equal to the amount of restricted payments permitted to be made during such current calendar quarter under Section 5.2(j) (based on financial results as of the end of the prior calendar quarter as described in Section 5.2(j)) after giving effect to any such restricted payments made in respect of such calendar quarter; provided that no such loans, advances or investments made in respect of any calendar quarter shall be made prior to the delivery of financial statements to the Administrative Agent and each Lender in respect of such calendar quarter as provided in
                  Section 5.2(j);

                             (x) investments by the Borrower to purchase Eligible Mortgage Loans, Direct Servicing Rights or Specialty Mortgage Products in the ordinary course of its business (subject to the limitations set forth in subsection (vi) above);

                             (xi) advances constituting Eligible Mortgage Loans, Specialty Mortgage Products or mortgage servicing advances made in the ordinary course of the Borrower's business; and

                             (xii) other investments made in the ordinary course of Borrower's business, in an aggregate principal amount outstanding at any time not to exceed $1,000,000.


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
                  (f) Indebtedness. Create, incur, assume or suffer to exist, or otherwise become or be liable in respect of any Indebtedness other than:

                             (i) Indebtedness in respect of the Obligations and the Borrower's obligations under the Servicing Credit Agreement and the documents related thereto;

                             (ii)    Indebtedness incurred to finance the
                  acquisition of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) in an aggregate principal amount outstanding not to exceed $500,000 at any time;

                             (iii) trade liabilities and accrued expenses incurred in the ordinary course of business and payable in accordance with customary practices;

                             (iv) guaranties resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

                             (v) Indebtedness resulting from gestation repurchase agreements for the repurchase of non-Agency mortgage-backed securities supported by Eligible Jumbo Mortgage Loans;

                             (vi) Indebtedness incurred in connection with the financing of Specialty Mortgage Products; provided that
                  (a) the aggregate amount of such Indebtedness outstanding at any time shall not exceed $45,000,000, (b) the Lenders shall have a right of first refusal (but shall have no obligation) to provide such financing to the Borrower on competitive terms pursuant to a supplement to this Agreement and the other Loan Documents, and (c) if the Lenders do not provide such financing, (A) the Collateral Agent shall act as the collateral agent for the other lender(s) providing such financing and such Specialty Mortgage Products shall be pledged to and held by the Collateral Agent for the benefit of such other lender(s), and (B) such Indebtedness shall be either (A) non-recourse to the Borrower, or (B) subject to the terms of an intercreditor and subordination agreement in form and substance satisfactory to the Administrative Agent in the exercise of its sole discretion;

                             (vii) Indebtedness provided by PWRES to the Borrower for the purpose of (a) originating or acquiring Mortgage Loans (subject to the limitation set forth in clause
                  (vi) above) (i) to be simultaneously sold to PWRES or (ii) to be held not more than five (5) Business Days by the Borrower before being sold to HTP Financial or PWRES, which Mortgage Loans are in either case financed by PWRES under the PWRES Financing Agreements or (b) financing principal and interest, or taxes, insurance and expense advances under the HTP Financing Agreements; provided that in each case such Indebtedness shall be subject to the terms of the intercreditor agreement in form and substance satisfactory to the Administrative Agent in the exercise of its reasonable discretion;

                             (viii) Indebtedness arising under short-term arbitrage lines of credit with any of Chemical Bank, First Bank National Association, Colorado National Bank or any Lender, each borrowing under which is secured solely by certificates of deposit issued by such lender thereunder, A-1/P-1 commercial paper and/or marketable direct obligations issued or guaranteed by the United States government or any agency thereof and backed by the full faith and credit of the United States, in each case substantially matching such borrowings in dollar amount and maturity;

                             (ix) Indebtedness incurred as of July 31, 1995 and described on Exhibit O attached hereto;

                             (x) Indebtedness held by Harbourton Financial Services or Harbourton Holdings, L.P. subordinated to the Obligations in the manner and to the extent reasonably required by the Required Lenders pursuant to written subordination agreements satisfactory in form and substance to the Required Lenders (which subordination agreement shall provide, among other things, that such subordinated Indebtedness shall be short-term, unsecured, on market terms and at market rates, used for working capital purposes, and that after the occurrence of Potential Default or an Event of Default, no payments of interest or principal shall be payable with respect thereto) which Indebtedness shall not at any time exceed an aggregate principal amount of $15,000,000;

                             (xi)    any Indebtedness which has been
                  reclassified as Indebtedness, which, at the time of the creation of such Indebtedness, had been reasonably classified in accordance with GAAP as a sale or transfer of defaulted FHA or VA Mortgage Loans on a servicing retained basis to any other Person;

                             (xii) Indebtedness consisting of the portion of the purchase price for mortgage servicing rights purchased by the Borrower that is deferred in order to secure the indemnification obligations of the seller of such servicing rights;

                             (xiii) Indebtedness consisting of reserves for foreclosure losses incurred in the ordinary course of business and other reserves established in accordance with GAAP in the ordinary course of business; and

                             (xiv)   renewals, extensions, replacements
                  refinancings or refundings of any of the foregoing.

                  (g) Liens. Create, incur, assume or suffer to exist, any Lien upon its assets now owned or hereafter acquired other than:

                             (i) Liens for taxes not yet due and payable or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the Borrower's books in conformity with GAAP;


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
                             (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business, which are not overdue for a period of more than sixty (60) days or which are being contested by the Borrower in good faith by appropriate proceedings;

                             (iii) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

                             (iv) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a similar nature incurred in the ordinary course of business;

                             (v) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not significant and that do not in any case materially detract from the value of the property (other than REO Property) subject thereto or materially interfere with the ordinary conduct of business;

                             (vi)    Liens securing Indebtedness permitted by
                  Section 5.2(f)(ii) incurred to finance the acquisition of fixed or capital assets; provided that (A) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (B) such Liens shall not at any time encumber any property other than the property financed by such Indebtedness, (C) the amount of Indebtedness secured thereby shall not increase and (D) the principal amount of Indebtedness secured by any such Lien shall at no time exceed the original purchase price of such property at the time it was acquired;

                             (vii) Liens in favor of the Warehouse Collateral Agent or the Servicing Collateral Agent, for the benefit of the Secured Parties, created pursuant to the Loan Documents and the Servicing Credit Agreement;

                             (viii)  Liens on mortgages or deeds of trust
                  securing Mortgage Loans in favor of any Approved Investor created pursuant to a mortgage servicing agreement;

                             (ix) Liens securing Indebtedness permitted under Section 5.2(f)(v),(vi),(vii),(viii) or (xi); provided that such Liens shall not at any time encumber any property other than property financed by such Indebtedness; and

                             (x)     any extension, renewal, or replacement
                  (or successive extensions, renewals or replacements) in whole or in part, of any of the foregoing; provided that (A) the Lien shall be limited to all or a part of the property securing the Lien extended, renewed, or replaced, and (B) the indebtedness secured thereby shall not increase.

                  (h)     Mergers, Sales or Consolidations.

                             (i) Merge into or consolidate with any other Person or sell, lease or otherwise dispose of any of its property or assets (other than obsolete or worn-out property) to any other Person, except as permitted or required under the Loan Documents.

                             (ii) Subject to the provisions, restrictions and limitations set forth in the Loan Documents, (A) the Borrower may sell Mortgage Loans (on a servicing released or servicing retained basis), mortgage backed securities, Mortgage Servicing Rights Held for Sale and Excluded Servicing Rights in the ordinary course of business and (B) unless a Potential Default or an Event of Default has occurred and is continuing or a Potential Default or an Event of Default is reasonably likely to occur as a result of any of the following, the Secured Parties hereby agree to release their lien on any Non-Borrowing Base Collateral immediately and automatically upon the Borrower's sale, granting of a security interest, pledge, hypothecation, or other disposition of such Collateral to any other Person. The provisions of this Section shall be automatic and self-operative to release the lien of the Secured Parties on any Non-Borrowing Base Collateral without any further documentation so long as no Potential Default or Event of Default has occurred and is continuing or is reasonably likely to result from such sale, grant, pledge, hypothecation or other disposition; provided, however, that at the request of the Borrower or any purchaser or grantee of a security interest in any Non-Borrowing Base Collateral, the Collateral Agent and the Administrative Agent shall each, at the Borrower's sole cost and expense, provide such letters of release or confirmation, in form and substance reasonably satisfactory to the Administrative Agent, as may be necessary in order to confirm the release of such Non-Borrowing Base Collateral. Nothing contained in this Section shall permit the Borrower to incur any Indebtedness or grant any Liens not otherwise permitted pursuant to the Loan Documents. Unless a Potential Default or an Event of Default has occurred and is continuing, the Secured Parties agree that, notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, the Borrower shall not be required to deliver possession of Mortgage Loans in the Non-Borrowing Base Collateral to the Warehouse Collateral Agent.

                  (i) Acquisitions. Purchase, acquire or incur liability for the purchase or acquisition of all or substantially all of the assets or business of any Person, except for the acquisition of Prime Credit Businesses and as otherwise permitted or required under the Loan Documents.

                  (j) Restricted Payments. During any calendar quarter, make or pay any distribution or return on capital or dividend equivalent to any of its partners, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the repurchase, retirement, redemption or other acquisition of any of its partnership interests from any of its partners, whether in cash, property or obligations, other than (i) such distributions and payments in an aggregate amount not to exceed the Estimated Tax Amount for the prior quarter, and (ii) other such distributions and payments in an aggregate amount which, when added to the aggregate amount of all other distributions and payments made or paid pursuant to this clause (ii) during the twelve (12) month period ending on the last day of such prior quarter and the aggregate amount of all loans or advances made during such twelve (12) month period (less any loans or advances repaid during such twelve month period), and investments made during such twelve (12) month period to Subsidiaries or Affiliates of the Borrower permitted under Section 5.2(e)(ix), shall not exceed an amount equal to twenty-seven and one-half percent (27.5%) of the Net Income of the Borrower for such twelve (12) month period ending with such prior quarter; provided that no action permitted by this Section 5.2(j) shall be taken by the Borrower in respect of any calendar quarter until delivery of the financial statements of the Borrower described in Section 5.1(a)(i) or
(ii), as applicable, to the Administrative Agent and the Lenders in respect of such calendar quarter.

                  (k) Transactions With Affiliates. Enter into any transaction (which is not otherwise permitted under the Loan Documents), including the purchase, sale, lease or exchange of any property, the making or borrowing of any loan or the rendering of any service, with any Affiliate on terms that are generally less favorable to it than those that might be obtained at the time from Persons who are not Affiliates.

                  (l) Conduct of Business. Engage in any type of business that is not substantially similar to its business as conducted as of the Closing Date.

                  (m) Negative Pledge. Grant a security interest in or Lien upon, or provide a negative pledge with respect to any of its assets, to any Person, other than as permitted or required by the Loan Documents.

                  (n) ERISA. Permit any of its ERISA Affiliates, directly or indirectly, to:

                             (i) Terminate or withdraw from any Plan so as to result in any material liability to the PBGC;

                             (ii) Engage in or permit any Person to engage in any Prohibited Transaction involving any Plan that would subject such Borrower or any of its ERISA Affiliates to any material tax, penalty or other liability;

                             (iii) Incur or suffer to exist any material Accumulated Funding Deficiency involving any Plan;

                             (iv) Amend any Plan so as to require the posting of security under section 401(a)(29) of the Code;

                             (v)     Fail to make payments required under
                  section 412(m) of the Code and section 302(e) of ERISA that would subject such Borrower or any of its ERISA Affiliates to any material tax, penalty or other liability; or

                             (vi) Allow or suffer to exist any event or condition that presents a risk of incurring material liability to the PBGC.

                  (o) Effectiveness of Take-Out Commitments. Amend, void, reduce, modify, violate, terminate or commit any act that would in any way affect its Take-Out Commitments heretofore approved by the Administrative Agent and related to any Mortgage Loans or Agency MBS pledged to the Warehouse Collateral Agent for the benefit of the Secured Parties as Warehouse Collateral under the Warehouse Security Agreement, or impair coverage under such Take-Out Commitment for any such Mortgage Loans or Agency MBS unless, either (i) such amendment, voiding, reduction, modification or act would not result in a Material Adverse Effect, or (ii) such Take-Out Commitment is replaced by another Take-Out Commitment with respect to the affected Mortgage Loans or Agency MBS.

                  (p) VA Guaranties, FHA Insurance and Private Mortgage Insurance. Commit, directly or indirectly, any act that would invalidate any VA guarantee, FHA insurance or private mortgage insurance relating to any Mortgage Loan pledged to the Warehouse Collateral Agent, for the benefit of the Secured Parties, as Warehouse Collateral under the Warehouse Security Agreement.

                  (q) Recourse Servicing. Permit the aggregate unpaid principal amount of Mortgage Loans included in the Servicing Portfolio for which the Borrower has Recourse Direct Servicing Rights to exceed one percent (1%) of the aggregate unpaid principal amount of all Mortgage Loans included in the Servicing Portfolio.

                  (r) HTP Financial Documents. Enter into, amend, modify or supplement any of the HTP Financial Documents or permit PWRES to assign (other than for collateral purposes with respect to the PWRES Financing Agreements) any of its rights or obligations thereunder without the prior written consent of the Administrative Agent which consent shall not be unreasonably withheld provided such document, amendment, modification, supplement or assignment does not materially increase the liabilities or materially reduce benefits to the Borrower in relation to the liabilities and benefits contemplated by the term sheet referenced in the definition of HTP Financial; provided, however, that the Borrower shall promptly deliver true, correct and complete copies of all such documents, amendments, modifications and supplements to the Administrative Agent promptly after the execution thereof.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

         Section 6.1      Events of Default.

                  If one or more of the following events (each an "Event of Default") shall have occurred and be continuing:

                  (a) Payments. The Borrower shall fail to pay when due (whether at scheduled maturity, upon mandatory repayment or otherwise) any principal of or interest on any Note or the Swing-Line Note or any of its other Obligations;

                  (b) Covenants With No Grace Period. The Borrower shall fail to observe or perform any of its covenants or agreements contained in the Warehouse Security Agreement or in Section 5.1(c)(i), 5.1(d), 5.1(e) or 5.1(f) or Section 5.2;

                  (c) Covenants With Five Day Grace Period. The Borrower shall fail to observe or perform any covenant or agreement contained in Section 5.1(a)(v), (vii), (ix), (x), (xi) or (xii), or Section 5.1(b), 5.1(g), 5.1(h),
5.1(i) or 5.1(j) and, if capable of being remedied, any such failure shall remain unremedied for five (5) days after the earlier of (i) the Borrower's obtaining actual knowledge thereof or (ii) notice thereof shall have been given to the Borrower by any Lender or the Administrative Agent (provided that the foregoing shall in no case be construed as a waiver of or consent to any Potential Default enumerated in this subsection (c) (or any Event of Default resulting therefrom) related to any such failure that is not capable of being remedied);

                  (d) Covenants With Thirty Day Grace Period. The Borrower shall fail to observe or perform any covenant or agreement contained in any Loan Document, other than those referred to in Section 6.1(a), (b) or (c) and, if capable of being remedied, such failure shall remain unremedied for thirty (30) days after the earlier of (i) the Borrower's obtaining actual knowledge thereof or (ii) notice thereof shall have been given to the Borrower by any Lender or the Administrative Agent (provided that the foregoing shall in no case be construed as a waiver of or consent to any Potential Default enumerated in the subsection (d) (or any Event of Default resulting therefrom) related to any such failure that is not capable of being remedied);

                  (e) Representations. Any representation, warranty or statement made or deemed to be made by the Borrower or either of the Guarantors under or in connection with any Loan Document, shall have been inaccurate, incomplete or incorrect in any material respect when made or deemed to be made;

                  (f) Non-Payment of Other Indebtedness. The Borrower or either of the Guarantors shall fail to make any payment of principal of or interest on any of its Indebtedness (other than Indebtedness under this Agreement or the Servicing Credit Agreement) exceeding $1,000,000 in the aggregate when due (whether at stated maturity, by acceleration, on demand or otherwise) after giving effect to any applicable grace period;

                  (g) Cross-Default to Servicing Credit Agreement. An "Event of Default" shall have occurred and be continuing under the Servicing Credit Agreement;

                  (h) Cross-Default to Other Agreements. The Borrower or either of the Guarantors shall fail to observe or perform any covenant or agreement contained in any agreement or instrument relating to any of its Indebtedness (other than Indebtedness under this Agreement or the Servicing Credit Agreement) in excess of $1,000,000 in the aggregate within any applicable grace period, or any other event shall occur, such that the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness;

                  (i) Bankruptcy or Insolvency. The Borrower or either of the Guarantors or any of their respective General Partners shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or any involuntary case is commenced against it and the petition is not dismissed within sixty (60) days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of its property; or it commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law or there is commenced against it any such proceeding that remains undismissed for a period of sixty (60) days; or it is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or it shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay its debts generally as they become due; or it shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or it shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or partnership action is taken by it for the purpose of effecting any of the foregoing;

                  (j) Money Judgment. A judgment or order for the payment of money not covered by insurance in excess of $1,000,000 shall be rendered against the Borrower or either of the Guarantors and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of thirty (30) days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

                  (k) ERISA. (i) Any Reportable Event or a Prohibited Transaction shall occur with respect to any Plan; (ii) a notice of intent to terminate a Plan under section 4041 of ERISA shall be filed; (iii) a notice shall be received by the plan administrator of a Plan that the PBGC has instituted proceedings to terminate a Plan or appoint a trustee to administer a Plan; (iv) any other event or condition shall exist that might, in the opinion of the Required Lenders, constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (v) the Borrower or any of its ERISA Affiliates shall withdraw from a Multiemployer Plan under circumstances that the Required Lenders determine could have a Material Adverse Effect; and in case of the occurrence of any event or condition described in clauses (i) through (iv) above, such event or condition together with all other such events or conditions, if any, could subject the Borrower to any tax, penalty or other liabilities which in the aggregate could have a Material Adverse Effect;

                  (l) Loan Documents. The Warehouse Security Agreement or either of the Guaranties shall cease to be in full force and effect; any action shall be taken by the Borrower or either of the Guarantors to terminate, revoke or discontinue, or to assert the invalidity or unenforceability of any such Loan Document to which it is party; or the Borrower or either of the Guarantors shall deny it has any further liability under any such Loan Document to which it is party; or either of the Guarantors shall fail to perform any of its obligations under its respective Guaranty;


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
                  (m) Security Interest. The Secured Parties shall cease for any reason (other than as expressly permitted under the Loan Documents) to have a valid, perfected and first priority security interest in the Warehouse Collateral or the Pledge Collateral; or the Borrower, either of the Guarantors or any other Person shall take any action to contest or assert the unenforceability of any such security interest;

                  (n) Dissolution. The Borrower or Harbourton Financial Services shall be dissolved, or Western Sunrise shall be dissolved without the Borrower having taken all action reasonably required by the Administrative Agent to protect and preserve the Secured Parties' lien on all limited partnership interests in the Borrower previously held by Western Sunrise (as defined in the Guaranty (Western Sunrise)) or any of their respective General Partners shall dissolve or commence dissolution proceedings;

                  (o) Material Adverse Effect. Any event or development (whether or not of a nature or character similar to those previously enumerated) shall occur that could reasonably be expected to have a Material Adverse Effect; or

                  (p)     Change of Control.  A Change of Control shall occur;

THEN, the Administrative Agent may, with the consent of the Required Lenders, or shall, upon the written request of the Required Lenders, by written notice to the Borrower, take any or all of the following actions: (i) declare the Commitments and the Swing-Line Commitment terminated, whereupon the Commitment of each Lender and the Swing-Line Commitment of the Swing-Line Lender shall terminate immediately without any other notice of any kind; and (ii) declare the principal of and any accrued interest on the Loans, and all other Obligations, to be, whereupon the same shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that, if an Event of Default specified in Section 6.1(i) shall occur, the Commitments and the Swing-Line Commitment shall terminate and all Obligations shall become immediately due and payable automatically without the giving of any such notice and without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                   ARTICLE VII

                                   THE AGENTS

         Section 7.1      Appointment of the Agents.

                  Each Lender hereby designates Chemical Bank as Administrative Agent and First Bank National Association as Co-Agent, in each case to act as herein specified, and Chemical Bank and First Bank National Association each agrees to act in such respective capacity. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Administrative Agent and the Co-Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such


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
powers and to perform such duties hereunder or thereunder as are specifically delegated to or required of the Administrative Agent and the Co-Agent, respectively, by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Each of the Agents may perform any of its duties hereunder or thereunder by or through its agents or employees.

         Section 7.2      Nature of Duties of the Agents.

                  Neither of the Agents shall have any duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents to which it is a party. Neither of the Agents nor any of their respective officers, directors, employees or agents shall be liable for any action taken or omitted hereunder or thereunder or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agents shall be mechanical and administrative in nature; neither of the Agents shall have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be so construed as to impose upon either of the Agents any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein.

         Section 7.3      Lack of Reliance on the Agents.

                  (a) Lenders' Independent Investigations. Independently and without reliance upon either of the Agents, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower and the Guarantors in connection with the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and the Guarantors and, except as expressly provided in this Agreement, neither of the Agents shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.

                  (b) Lack of Reliance. Neither of the Agents shall be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection with this Agreement or any other Loan Document or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement or any other Loan Document or for the sufficiency of the Warehouse Collateral or the Pledge Collateral or the validity, perfection or priority of any security interest therein or the financial condition of the Borrower or the Guarantors or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, or the financial condition of the Borrower or the Guarantors, or the existence or possible existence of any Potential Default or Event of Default.

                  (c) Knowledge of Default. Neither of the Agents shall be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless it has received notice from the other Agent, a Lender, the Borrower, the Warehouse Collateral Agent or


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
the Servicing Collateral Agent referring to the Loan Documents, describing such Potential Default or Event of Default, and stating that such notice is a "Notice of Default". In the event either Agent receives such a notice, it shall give notice thereof to the other Agent, the Lenders, the Borrower, the Warehouse Collateral Agent and the Servicing Collateral Agent.

         Section 7.4      Certain Rights of the Agents.

                  If either of the Agents shall request instructions (whether or not in writing) from the Lenders with respect to any act or action (including the failure to act) in connection with this Agreement or any other Loan Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Lenders, and such Agent shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against either of the Agents as a result of such Agent's acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Required Lenders. The provisions of this Section 7.4 are not intended to supersede the provisions of
Section 8.2 that require all of the Lenders to approve certain actions under the Loan Documents.

         Section 7.5      Reliance by the Agents.

                  Each of the Agents shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary or teletransmission message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. Each of the Agents may consult with legal counsel (including counsel for the Borrower), independent public accountants (including those retained by the Borrower, subject to the provisions set forth in Section 5.1(e)) and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         Section 7.6      Indemnification of the Agents.

                  To the extent either of the Agents is not reimbursed and indemnified by the Borrower, each Lender will reimburse and indemnify such Agent, in proportion to its respective Commitment (before giving effect to any termination of the Commitments pursuant to the terms of this Agreement), for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable counsel fees and disbursements) or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against such Agent in performing its duties hereunder and under the other Loan Documents, in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct.

         Section 7.7      The Agents in Their Individual Capacities.


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                  With respect to its obligation to lend under this Agreement, the Loans made by it and the Notes issued to it, each of the Agents shall have the same rights and powers hereunder as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders," "Required Lenders," "holders of Notes," or any similar terms shall, unless the context clearly otherwise indicates, include each of the Agents in its individual capacity. Each of the Agents may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower and any Affiliate of the Borrower as if such Agent were not performing the duties specified herein, and may accept fees and other consideration from the Borrower and any Affiliate of the Borrower for services in connection with this Agreement and the other Loan Documents and otherwise without having to account for the same to the Lenders.

         Section 7.8      Holders of Notes.

                  Each of the Agents may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or notes issued in exchange therefor.

         Section 7.9      Successor Agents.

                  (a) Resignation of Agents; Appointment of Successor. Either of the Agents may resign as Administrative Agent or Co-Agent hereunder, as applicable, at any time by giving written notice thereof to the Lenders and the Borrower provided that the applicable agent also resigns in such capacity under the Servicing Credit Agreement. Upon any such resignation, the Required Lenders, in consultation with and with the consent (which shall not be unreasonably withheld or delayed) of the Borrower, shall appoint a successor Administrative Agent or Co-Agent, as applicable, to act in such capacity under both this Agreement and the Servicing Credit Agreement, which shall be a Lender. If no successor Administrative Agent or Co-Agent, as applicable, shall have been so appointed, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent's or Co-Agent's giving of notice of resignation, then the retiring Administrative Agent or Co-Agent, as applicable, may, on behalf of the Lenders, in consultation with and with the consent (which shall not be unreasonably withheld or delayed) of the Borrower, appoint a successor Administrative Agent or Co-Agent, as applicable, to act in such capacity under both this Agreement and the Servicing Credit Agreement, which shall be a bank that maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $250,000,000; provided that any successor Administrative Agent or Co-Agent, as applicable, appointed pursuant to this sentence may be removed by the Required Lenders at any time with or without cause as long as such agent is also removed in such capacity under the Servicing Credit Agreement.

                  (b) Effectiveness of Successor Appointment. Any resignation of either of


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
the Agents hereunder shall be effective only upon the acceptance of any appointment as Administrative Agent or Co-Agent, as applicable, hereunder and under the Servicing Credit Agreement by a successor Administrative Agent or Co-Agent. Upon such acceptance, such successor Administrative Agent or Co-Agent, as applicable, shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent or Co-Agent, and the retiring Administrative Agent or Co-Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents after the date of such acceptance. After any retiring Administrative Agent's or Co-Agent's resignation as Administrative Agent or Co-Agent, as applicable, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Co-Agent under this Agreement.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         Section 8.1      Notices.

                  Except as otherwise expressly set forth herein, all notices, requests and other communications to any party hereto shall be in writing (including telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth on Exhibit K or such other address or telecopy number as such party may hereafter specify by notice to the Administrative Agent and the Borrower. Each such notice, request or other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the receipt thereof is confirmed by the recipient, (b) if given by mail, five (5) Business Days after such communication is deposited in the U.S. mails with certified or registered postage prepaid, addressed as aforesaid, or (c) if given by any other means (including by air courier), when delivered at the address specified in this
Section 8.1; provided that notices to the Administrative Agent pursuant to
Article II shall not be effective until received.

         Section 8.2      Amendments; Waivers.

                  No amendment or waiver of any provision of any Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Required Lenders, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that: (a) no amendment, waiver or consent shall, unless in writing and signed by all the Lenders do any of the following: (i) amend or waive any of the conditions specified in Article III, (ii) amend Section 4.10, Section 6.1(a) or the proviso to the first sentence of each of subsections (a) and (b) of Section 2.1, (iii) increase the Commitments of the Lenders or the Swing-Line Commitment of the Swing-Line Lender or subject the Lenders to any additional obligations,
(iv) reduce the principal of, or interest on, the Notes or any Fees hereunder,
(v) postpone any date fixed for any payment in respect of principal of, or interest on,


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
the Notes or any Fees hereunder, or waive any Event of Default under Section 6.1(a), (vi) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number or identity of Lenders, which shall be required for the Lenders or any of them to take any action hereunder, (vii) release the Lien of the Secured Parties on any of the Warehouse Collateral or the Pledge Collateral, except as provided in the Warehouse Security Agreement or other applicable Loan Document, (viii) amend this Section 8.2 or Section 8.6,
(ix) amend, waive or modify any of the provisions contained in the definitions of "Collateral Value of the Tranche A Borrowing Base," "Tranche A Borrowing Base," "Collateral Value of the Tranche B Borrowing Base," "Tranche B Borrowing Base," "Eligible Conforming Mortgage Loan," "Eligible Jumbo Mortgage Loan," "Eligible Agency MBS," "Eligible Mortgage Loan," "Eligible Non-Conforming Mortgage Loan," "Eligible Non-Jumbo Mortgage Loan," "Eligible Gestation Mortgage Loan," "Mortgage Loan" or "Agency MBS"; (b) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (c) no amendment, waiver or consent shall, unless in writing and signed by the Co-Agent, affect the rights or duties of the Co-Agent under this Agreement or any other Loan Document; and (d) no amendment, waiver or consent shall, unless in writing and signed by the Swing-Line Lender, amend, waive or modify Section 2.1(c), 2.3(b) or Section 2.5(d), (e) or (f) or otherwise affect the rights or obligations of the Swing-Line Lender with respect to Swing-Line Loans.

         Section 8.3      No Waiver; Remedies Cumulative.

                  No failure or delay on the part of the Administrative Agent or any Lender in exercising any right or remedy hereunder or under any other Loan Document and no course of dealing between the Borrower or the Guarantors and the Administrative Agent or any Lender shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies expressly provided herein and in the other Loan Documents are cumulative and not exclusive of any rights or remedies that the Administrative Agent or any Lender would otherwise have. No notice to or demand on the Borrower or either of the Guarantors not required hereunder or under the other Loan Documents in any case shall entitle the Borrower or either Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any Lender to any other or further action in any circumstances without notice or demand.

         Section 8.4      Payment of Expenses, Etc.

                  The Borrower agrees to:

                  (a) Out-of-Pocket Costs. (i) Pay all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred, both before and after the execution hereof, in obtaining advice of counsel as to the rights and duties of the Administrative Agent and the Lenders with respect to the administration of, and in connection with the preparation, execution and delivery of, this Agreement and the other Loan Documents, and (ii) pay all reasonable out-


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
of-pocket costs and expenses of the Administrative Agent and each Lender in the preservation of rights under, enforcement of, and, after the occurrence of a Potential Default or an Event of Default, refinancing, renegotiation or restructuring of, this Agreement and the other Loan Documents and the documents and instruments referred to herein and therein including in connection with any bankruptcy, insolvency, liquidation, reorganization or similar proceeding and any amendment, waiver or consent relating hereto and thereto (including the reasonable fees and disbursements of counsel and (allocated costs of internal counsel) for the Administrative Agent and, in the case of enforcement, for each of the Lenders);

                  (b) Stamp and Other Taxes. Pay and hold the Administrative Agent and each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters, and hold the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and

                  (c) Indemnification of Administrative Agent. Indemnify the Administrative Agent and each Lender, and their respective officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all out-of-pocket costs, losses, liabilities, claims, damages or expenses actually incurred by any of them (whether or not any of them is designated a party thereto) arising out of or by reason of any investigation, litigation or other proceeding related to any actual or proposed use by any of the Borrower of the proceeds of any of the Loans or entering into and performing of the Loan Documents, including the reasonable fees and disbursements of counsel (including allocated costs of internal counsel) incurred in connection with any such investigation, litigation or other proceeding. The foregoing indemnification shall apply regardless of whether such costs, losses, liabilities, claims, damages or expenses are in any way or to any extent caused, in whole or in part, by any negligent act or omission of any kind by the Administrative Agent or any Lender; provided that neither the Administrative Agent nor any Lender shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct.

If and to the extent that the obligations of the Borrower under this Section 8.4 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         Section 8.5      Right of Setoff.

                  Subject to Section 2.15, in addition to and not in limitation of all rights of offset that any Lender may have under applicable law, each Lender shall, for so long as any Event of Default shall have occurred and be continuing and whether or not such Lender has made any demand or the Obligations have matured, have the right to appropriate and apply to the payment of the Obligations, all deposits (general or special, time or demand, provisional or final) then or thereafter held by (other than deposits or other property held by the Borrower in which the Borrower has no beneficial interest), and other indebtedness or property then or thereafter owing to the Borrower by, such Lender, whether or not related to any Loan Document or any transaction hereunder.


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
         Section 8.6      Benefit of Agreement; Assignments and Additional
Lenders.

                  (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer any of its rights or delegate any of its obligations under this Agreement or any of the other Loan Documents without prior written consent of all of the Lenders.

                  (b) Subject to the provisions of Section 2.12(c), any Lender may make, carry or transfer Loans, at, to or for the account of, any of its branch or agency offices or the office of an Affiliate of such Lender.

                  (c) So long as a Potential Default or an Event of Default shall not have occurred and be continuing, the Borrower may at any time propose that one or more financial institutions (each, an "Applicant Lender") become an additional Lender hereunder and under the Servicing Credit Agreement. Simultaneously with the addition of the Applicant Lender as a Lender hereunder, the Lenders shall sell a portion of each of their loans and commitments under the Servicing Credit Agreement to the Applicant Lender so that the Applicant Lender and each other Lender shall have the same proportionate share of Loans and Commitments hereunder that it has under the Servicing Credit Agreement. The Borrower shall notify the other parties hereto and the parties to the Servicing Credit Agreement of the identity of such Applicant Lender, of the proposed increase in the aggregate Commitments hereunder resulting from the addition of such Applicant Lender as a Lender hereunder (provided, however that the aggregate amount of all of the Commitments hereunder shall not exceed $150,000,000 at any time), and of such Applicant Lender's proposed Commitment (which must be not less than $16,000,000). Upon the Applicant Lender's addition as a Lender hereunder, such Applicant Lender shall become a party hereto and a Lender hereunder, shall be entitled to all rights, benefits and privileges accorded a Lender hereunder and under the other Loan Documents, and shall be subject to all obligations of a Lender hereunder and under the other Loan Documents.

                  (d) Any Lender (an "Assigning Lender") may at any time and from time to time propose that a financial institution (an "Assignee Lender") become a Lender hereunder and under the Servicing Credit Agreement by way of assignment of all or a portion of such Assigning Lender's Commitment and a proportionate share of its Loans; provided that (i) such Assigning Lender shall retain a Commitment in an amount no less than $16,000,000 (or if such Assigning Lender is an Applicant Lender under Section 8.6 (c) or an Assignee Lender under this Section 8.6(d), such lesser amount equal to such Applicant Lender's Commitment or as such Assigning Lender may have been assigned, but in no event less than $16,000,000) after giving effect to such sale or assignment unless such sale or assignment has been made to an existing Lender or to an Affiliate of such Assigning Lender, in which case such Assigning Lender may retain a Commitment in an amount less than $16,000,000; (ii) such Assigning Lender shall simultaneously assign the same proportionate share of its Servicing Commitments and Servicing Loans to such Assignee Lender (it being the intention of the parties that each Lender shall at all times have the same proportionate share of Loans and Commitments under this Agreement as it has under the Servicing Credit Agreement); and (iii) such Assigning Lender or such Assignee


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
Lender shall have paid a $2,500 assignment fee to the Administrative Agent. At such time, such Assigning Lender shall notify the Borrower, the Administrative Agent and each of the other Lenders of the identity of such Assignee Lender and of such Assignee Lender's proposed Commitment hereunder (which must be not less than $16,000,000 unless such Assignee Lender is an existing Lender or an Affiliate of such Assigning Lender). Upon such Assignee Lender's addition as a Lender hereunder, such Assignee Lender shall become a party hereto and a Lender hereunder, shall be entitled to all rights, benefits and privileges accorded a Lender hereunder and under the other Loan Documents, and shall be subject to all obligations of a Lender hereunder and under the other Loan Documents; and such Assigning Lender shall be released from its obligations hereunder and under the other Loan Documents to the extent such obligations have been assumed by such Assignee Lender.

                  (e) The addition of any Applicant Lender or Assignee Lender as a Lender hereunder shall become effective upon the occurrence of each of the following events and the events described in Section 8.6(d) of the Servicing Credit Agreement:

                          (i)      the Borrower and each of the Agents shall
have given their prior written consent to any Applicant Lender and to any Assignee Lender that is not an existing Lender or an Affiliate of the Assigning Lender, which consent shall not be unreasonably withheld (it being understood that no consent of the Borrower or the Agents shall be required for any Assignee Lender that is an existing Lender or an Affiliate of the Assigning Lender) and shall be given to the Applicant Lender or the Assigning Lender, as applicable, not later than the tenth (10th) day following receipt by the Borrower and each of the Agents of a written request for the inclusion of such Applicant Lender or Assignee Lender as a Lender; and

                          (ii)     such Applicant Lender, the Borrower and the
Agents or such Assignee Lender, such Assigning Lender and the Agents, as applicable, shall have mutually agreed on the date (the "Adjustment Date") on which such Applicant Lender or Assignee Lender, as the case may be, shall become a Lender hereunder and under the other Loan Documents. On such Adjustment Date:

                                   (A)    the Borrower, such Applicant Lender
and the Agents, or such Assignee Lender, such Assigning Lender, the Borrower and the Agents, as the case may be, shall execute and deliver to each of the other signatories thereto an Additional Lender Agreement or an Assignment Agreement, as applicable, and the Borrower shall deliver a copy of such executed Additional Lender Agreement or Assignment Agreement to each of the Lenders;

                                   (B)    the Borrower shall execute and
deliver to such Applicant Lender or Assignee Lender, as applicable, a Note; and

                                   (C)    the Administrative Agent shall
deliver to each of the Lenders a Commitment Notice reflecting each Lender's respective Commitment and the aggregate Commitments of all of the Lenders as of the Adjustment Date after giving effect to the addition of such Applicant Lender as a Lender hereunder and under the other Loan Documents or the assignment by the Assigning Lender to the Assignee Lender, as applicable.


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
                  (f) Each Lender may transfer, grant or assign participations in all or any part of such Lender's interests and obligations hereunder pursuant to this Section to another financial institution, provided that (i) such Lender shall remain a "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a Lender hereunder and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of this Agreement or any other Loan Document except to the extent such amendment or waiver would (w) extend the final scheduled maturity of any of the Loans or the Commitments in which such participant is participating, (x) release any guarantors, (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or Fees applicable to any of the Loans or Commitments or postpone the payment of any thereof or (z) release any collateral under the Loan Documents. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Loan Documents (the participant's rights against the granting Lender in respect of such participation to be those set forth in the agreement with such Lender creating such participation) and all amounts payable by the borrower under
Section 2.12 shall be determined as if such Lender had not sold such participation.

                  (g) Any Lender may furnish any information concerning the Borrower and its Affiliates in the possession of such Lender from time to time to Affiliates to such Lender and to assignees and participants (including prospective assignees and participants) and such assignee and participant shall keep any such non-public information confidential.

                  (h) Any Lender may at any time pledge or assign all or any portion of its rights under this Agreement and the other Loan Documents to any Federal Reserve Bank without notice to or consent of the Borrower. No such pledge or assignment shall release the transferor Lender from its obligations hereunder.

         SECTION 8.7      GOVERNING LAW; SUBMISSION TO JURISDICTION.

                  (A) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE NOTES AND THE SWING-LINE NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER HEREBY IRREVOCABLY AND

UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                  (C) THE BORROWER IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT ITS ADDRESS SET FORTH ON EXHIBIT K, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.

                  (D) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

         Section 8.8      Counterparts.

                  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument.

         Section 8.9      Effectiveness; Survival of Indemnities.

                  This Agreement shall become effective on the Closing Date. The obligations of the Borrower under Sections 2.12, 2.13, 2.14, 8.4, and any other provision of this Agreement and the other Loan Documents providing for indemnification of the Agents or the Lenders, and of each the Lenders under
Section 7.6 shall survive the termination of this Agreement for any reason whatsoever and payment of the Notes and the Swing-Line Note.

         Section 8.10     Headings Descriptive.

                  The headings of the several sections and subsections of this Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         Section 8.11     Survival of Representations.

                  All covenants, agreements, representations and warranties made herein and in any certificate delivered pursuant hereto shall survive the making by the Lenders of the Loans and the execution and delivery to the Administrative Agent for the account of the Lenders of the Notes and the Swing-Line Notes regardless of any investigation made by the Administrative Agent or the Lenders and of the Administrative Agent's and the Lenders' access to any information and shall continue in full force and effect so long as any Obligation is outstanding and unpaid.

         Section 8.12     Severability.

                  In case any one or more of the provisions contained in this Agreement or the Notes and the Swing-Line Note should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provisions shall not be affected or impaired in any other jurisdiction, nor shall the remaining provisions contained herein and therein in any way be affected or impaired thereby.

         Section 8.13     Entire Agreement.

                  This Agreement and the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

         Section 8.14     Confidentiality.

                  Each Lender agrees not to disclose, without the prior written consent of the Borrower, any of the financial information or other information of the Borrower or any Affiliate of the Borrower designated in writing by the Borrower as "confidential," and obtained under or in connection with this Agreement or any of the other Loan Documents. Notwithstanding the foregoing, each Lender may disclose such information: (a) as is permitted under Section 8.6; (b) as is required by law or by subpoena or similar court order, or by any governmental, regulatory or supervisory authority or official; (c) to counsel to such Lender in connection with the transactions contemplated by this Agreement and the other Loan Documents; (d) to independent auditors and other advisers retained by such Lender; and (e) to the Administrative Agent or the Collateral Agent as contemplated by this Agreement and the other Loan Documents. In addition, unless specifically prohibited by applicable law or court order, each Lender shall, to the extent practical, notify the Borrower of any subpoena or similar court order or of any request by any governmental, regulatory or supervising authority or official (other than any such request in connection with an examination of the financial condition of such Lender by such authority or otherwise in the ordinary course of its business) for disclosure of any such information prior to disclosure of such information so that the Borrower may seek an appropriate protective order. Notwithstanding the foregoing, the Lenders shall have no obligation to keep any such information confidential if such information (i) becomes generally available to the public other than as a result of the disclosure by any Lender in violation of this Section 8.14, (ii) is available to any Lender on a non-confidential basis prior to its disclosure to such Lender by the Borrower or, if applicable, by the Lender from whom such Lender has purchased its participation or assignment, or (iii) becomes available to any Lender on a non-confidential basis from a source other than the Borrower or, if applicable, the Lender from whom such Lender has purchased its participation or assignment; and any Lender may disclose any such information in connection with any litigation to which such Lender is party relating to this Agreement or any of the other Loan Documents.

         Section 8.15 PWRES Collateral. The Borrower shall provide the Administrative

Agent with reasonable prior notice before the Borrower intends to execute and deliver the HTP Financial Documents so that the Administrative Agent may exercise its rights to reasonably approve the same as provided in Section 5.2(r). If the Agent approves the same, the parties shall execute and deliver amendments to the Warehouse Servicing Agreement and the Servicing Security Agreement, which amendments shall provide for the exclusion of the PWRES Collateral (as hereinafter defined) from the Secured Parties' lien on the Collateral, and which amendments shall be in form and substance reasonably satisfactory to the Administrative Agent. All costs and fees incurred by Administrative Agent, including legal fees, in connection with this Section shall be for the account of the Borrower. As used herein "PWRES Collateral" shall mean (i) Mortgage Loans originated or acquired by the Borrower and simultaneously sold to PWRES, and Mortgage Loans originated or acquired by the Borrower and held not more than five (5) Business Days by the Borrower before being sold to HTP Financial or PWRES, which Mortgage Loans are in either case financed by PWRES under the PWRES Financing Agreements, (ii) the Borrower's retained servicing and subservicing rights relating to the Mortgage Loans sold to HTP Financial as described in clause (i) above, (iii) receivables resulting from advances made for principal and interest payments, taxes and insurance payments, and foreclosure related expenses financed by PWRES under the PWRES Financing Agreements, (iv) Mortgage Loans sold by the Borrower to PWRES pursuant to the PWRES gestation repurchase agreements where such sale has been recharacterized as indebtedness secured by such Mortgage Loans, and (v) all Proceeds of the foregoing (as such term is defined in the New York Uniform Commercial Code).

         SECTION 8.16 WAIVER OF TRIAL BY JURY. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (INCLUDING ANY CLAIM OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION HEREWITH OR THEREWITH).

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                       HARBOURTON MORTGAGE CO., L.P.

                                       By:   Harbourton Funding
                                              Corporation

                                       Its:  General Partner

                                             By:
                                                 ----------------------------
                                                 Rick W. Skogg
                                                 President

Commitment:                            CHEMICAL BANK, as Administrative Agent
$62,500,000.00                         and as a Lender


                                       By:
                                           -----------------------------------
                                           Katherine W. Sheppard

Commitment:                            FIRST BANK NATIONAL ASSOCIATION,
$62,500,000.00                           as  Co-Agent and as a Lender

                                       By:
                                           ----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------

--------------------------------------------------------------------------------


                                CREDIT AGREEMENT
                          (Servicing Credit Facility)

                           Dated as of July 31, 1995


                                    Between


                         HARBOURTON MORTGAGE CO., L.P.,

                                 CHEMICAL BANK,
                            as Administrative Agent,

                        FIRST BANK NATIONAL ASSOCIATION
                                  as Co-Agent,


                                      And


                            THE LENDERS PARTY HERETO



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----
ARTICLE I  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

         Section 1.1      Defined Terms   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         Section 1.2      Terms Generally   . . . . . . . . . . . . . . . . . . . . . . . . . . .   22

ARTICLE II  AMOUNTS AND TERMS OF LOANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
         Section 2.1      The Commitments   . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
                 (a)      Tranche A Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
                 (b)      Tranche B Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
                 (c)      Tranche C Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
                 (d)      Tranche D Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         Section 2.2      Reduction and Termination of Commitments  . . . . . . . . . . . . . . .   25
         Section 2.3      Method of Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . .   25
                 (a)      Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
                 (b)      Telephonic Notices  . . . . . . . . . . . . . . . . . . . . . . . . . .   25
                 (c)      Notices to Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . .   26
                 (d)      Notice of LIBOR Rate Determination  . . . . . . . . . . . . . . . . . .   26
                 (e)      Affirmation of Representations  . . . . . . . . . . . . . . . . . . . .   26
         Section 2.4      Conversions and Continuations . . . . . . . . . . . . . . . . . . . . .   26
                 (a)      Conversions and Continuations . . . . . . . . . . . . . . . . . . . . .   26
                 (b)      Conversions Upon Absence of Notice  . . . . . . . . . . . . . . . . . .   27
         Section 2.5      Disbursement of Funds   . . . . . . . . . . . . . . . . . . . . . . . .   27
                 (a)      Funds Transfers to Pre-Disbursement Account . . . . . . . . . . . . . .   27
                 (b)      Disbursement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
                 (c)      Defaulting Lender; Reimbursement of Administrative Agent  . . . . . . .   27
                 (d)      Obligations of Lenders Several and Not Joint  . . . . . . . . . . . . .   28
         Section 2.6      Notes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         Section 2.7      Interest and Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
                 (a)      Fed Funds Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
                 (b)      Alternate Base Rate Loans   . . . . . . . . . . . . . . . . . . . . . .   28
                 (c)      LIBOR Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
                 (d)      Overdue Amounts   . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
                 (e)      Interest Accrual and Payment Dates  . . . . . . . . . . . . . . . . . .   29
                 (f)      Interest Billing Statements   . . . . . . . . . . . . . . . . . . . . .   29
                 (g)      Commitment Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
                 (h)      Usage Fee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
                 (i)      Administrative Agent's and Arranger's Fee . . . . . . . . . . . . . . .   30
                 (j)      Tranche A Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
                 (k)      Tranche B Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30

                                                                                                   Page
                                                                                                   ----
                 (l)      Reduced Interest Rates  . . . . . . . . . . . . . . . . . . . . . . . .   30
                 (m)      Computations of Interest and Fees . . . . . . . . . . . . . . . . . . .   30
         Section 2.8      Payments; Distributions and Applications of Payments  . . . . . . . . .   31
                 (a)      Place and Time of Payments  . . . . . . . . . . . . . . . . . . . . . .   31
                 (b)      Next Business Day   . . . . . . . . . . . . . . . . . . . . . . . . . .   31
                 (c)      Notice of Payments  . . . . . . . . . . . . . . . . . . . . . . . . . .   31
                 (d)      Distributions of Payments to Lenders  . . . . . . . . . . . . . . . . .   31
                 (e)      Applications of Payments;
                                  No Potential Default or Event of Default  . . . . . . . . . . .   32
                 (f)      Applications of Payments;
                                  Potential Default or Event of Default . . . . . . . . . . . . .   32
                 (g)      Applications of Payments; Maturity of Loans   . . . . . . . . . . . . .   33
         Section 2.9      Mandatory Repayment Events  . . . . . . . . . . . . . . . . . . . . . .   34
                 (a)      Facility Maturity.  . . . . . . . . . . . . . . . . . . . . . . . . . .   34
                 (b)      Aggregate Principal Balance Limitations of Loans  . . . . . . . . . . .   34
                 (c)      Amortization of Tranche A Loans   . . . . . . . . . . . . . . . . . . .   35
                 (d)      Amortization of Tranche B Loans . . . . . . . . . . . . . . . . . . . .   35
                 (e)      Tranche C Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
                 (f)      LIBOR Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
         Section 2.10     Optional Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . .   36
                 (a)      Notice of Payment; Designation of Payment Applications  . . . . . . . .   36
                 (b)      Failure to Designate Payment Applications   . . . . . . . . . . . . . .   36
                 (c)      No Premiums   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
         Section 2.11     LIBOR Rate Not Determinable; Illegality or Impropriety  . . . . . . . .   36
                 (a)      LIBOR Rate Not Determinable . . . . . . . . . . . . . . . . . . . . . .   36
                 (b)      Illegality or Impropriety . . . . . . . . . . . . . . . . . . . . . . .   37
         Section 2.12     Reserve Requirements; Change in Circumstances   . . . . . . . . . . . .   37
                 (a)      Additional Taxes; Reserve Requirements  . . . . . . . . . . . . . . . .   37
                 (b)      Capital Adequacy  . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
                 (c)      Change in Lending Office  . . . . . . . . . . . . . . . . . . . . . . .   38
                 (d)      Lender Compensation   . . . . . . . . . . . . . . . . . . . . . . . . .   38
         Section 2.13     Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
         Section 2.14     Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
                 (a)      Payment of Taxes Withheld From Amounts Payable  . . . . . . . . . . . .   39
                 (b)      Lender Incorporation; Certifications  . . . . . . . . . . . . . . . . .   40
                 (c)      Taxes Borne by Lender   . . . . . . . . . . . . . . . . . . . . . . . .   41
         Section 2.15     Sharing of Setoffs  . . . . . . . . . . . . . . . . . . . . . . . . . .   41
         Section 2.16     Replacement of Lenders  . . . . . . . . . . . . . . . . . . . . . . . .   41

ARTICLE III  CONDITIONS TO BORROWINGS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
         Section 3.1      Initial Borrowing   . . . . . . . . . . . . . . . . . . . . . . . . . .   42
                 (a)      Delivery of Loan Documents  . . . . . . . . . . . . . . . . . . . . . .   42
                 (b)      Necessary Acts and Conditions   . . . . . . . . . . . . . . . . . . . .   44
                 (c)      Documentation Satisfactory in Form and Substance  . . . . . . . . . . .   45

                                                                                                   Page
                                                                                                   ----
                 (d)      Payment of Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
                 (e)      Ownership Structure   . . . . . . . . . . . . . . . . . . . . . . . . .   45
                 (f)      Conditions to Warehouse Loans . . . . . . . . . . . . . . . . . . . . .   45
         Section 3.2      All Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
                 (a)      Representations and Warranties  . . . . . . . . . . . . . . . . . . . .   45
                 (b)      No Event of Default   . . . . . . . . . . . . . . . . . . . . . . . . .   45
                 (c)      Borrowing Limitations   . . . . . . . . . . . . . . . . . . . . . . . .   45
                 (d)      No Material Adverse Change  . . . . . . . . . . . . . . . . . . . . . .   45
                 (e)      Other Documentation   . . . . . . . . . . . . . . . . . . . . . . . . .   46
         Section 3.3      Tranche B Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . .   46

ARTICLE IV  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . .   46

         Section 4.1      Formation, Organization and Standing  . . . . . . . . . . . . . . . . .   46
                 (a)      Borrower  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
                 (b)      General Partner . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
         Section 4.2      Compliance With Law and Contractual Obligations   . . . . . . . . . . .   47
         Section 4.3      Power; Authorization; Enforceable Obligations   . . . . . . . . . . . .   47
                 (a)      Borrower  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
                 (b)      General Partner . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
         Section 4.4      No Legal or Contractual Bar   . . . . . . . . . . . . . . . . . . . . .   47
         Section 4.5      Financial Information   . . . . . . . . . . . . . . . . . . . . . . . .   47
                 (a)      Delivery of Financial Statements  . . . . . . . . . . . . . . . . . . .   47
                 (b)      No Material Liabilities   . . . . . . . . . . . . . . . . . . . . . . .   48
                 (c)      No Material Change  . . . . . . . . . . . . . . . . . . . . . . . . . .   48
                 (d)      HTP Financial   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
         Section 4.6      No Litigation   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
         Section 4.7      Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         Section 4.8      Investment Company Act; Other Regulations   . . . . . . . . . . . . . .   49
         Section 4.9      Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         Section 4.10     Use of Proceeds   . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         Section 4.11     ERISA   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         Section 4.12     Security Interests  . . . . . . . . . . . . . . . . . . . . . . . . . .   50
         Section 4.13     Agency Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
         Section 4.14     Federal Reserve Board Regulations   . . . . . . . . . . . . . . . . . .   50
         Section 4.15     Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
         Section 4.16     Environmental Matters   . . . . . . . . . . . . . . . . . . . . . . . .   50
                 (a)      No Hazardous Materials  . . . . . . . . . . . . . . . . . . . . . . . .   50
                 (b)      Compliance With Environmental Laws  . . . . . . . . . . . . . . . . . .   50
                 (c)      No Notice of Violation  . . . . . . . . . . . . . . . . . . . . . . . .   51
                 (d)      No Transfer of Hazardous Materials  . . . . . . . . . . . . . . . . . .   51
                 (e)      No Pending Actions  . . . . . . . . . . . . . . . . . . . . . . . . . .   51
         Section 4.17     Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                 (a)      Sufficient Assets; Capital  . . . . . . . . . . . . . . . . . . . . . .   51
                 (b)      Defined Terms; GAAP   . . . . . . . . . . . . . . . . . . . . . . . . .   51

                                                                                                   Page
                                                                                                   ----
         Section 4.18     Intellectual Property   . . . . . . . . . . . . . . . . . . . . . . . .   51
         Section 4.19     Principal Place of Business   . . . . . . . . . . . . . . . . . . . . .   52
         Section 4.20     No Burdensome Restrictions  . . . . . . . . . . . . . . . . . . . . . .   52
         Section 4.21     Affiliate Transactions  . . . . . . . . . . . . . . . . . . . . . . . .   52
         Section 4.22     Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52

ARTICLE V  COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52

         Section 5.1      Affirmative Covenants   . . . . . . . . . . . . . . . . . . . . . . . .   52
                 (a)      Reporting Requirements of the Borrower to the
                          Administrative Agent and the Lenders  . . . . . . . . . . . . . . . . .   52
                          (i)     Annual Financial Statements.  . . . . . . . . . . . . . . . . .   52
                          (ii)    Quarterly Financial Statements  . . . . . . . . . . . . . . . .   53
                          (iii)   Annual Cash Flow Projections  . . . . . . . . . . . . . . . . .   53
                          (iv)    No Default/Compliance Certificate   . . . . . . . . . . . . . .   53
                          (v)     Notice of Default   . . . . . . . . . . . . . . . . . . . . . .   54
                          (vi)    Audit Reports   . . . . . . . . . . . . . . . . . . . . . . . .   54
                          (vii)   Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . .   54
                          (viii)  Securities Reports and Filings  . . . . . . . . . . . . . . . .   54
                          (ix)    ERISA   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
                          (x)     Servicing Portfolio and Other Reports   . . . . . . . . . . . .   56
                          (xi)    Other Information . . . . . . . . . . . . . . . . . . . . . . .   56
                          (xii)   GNMA Acknowledgment Agreement . . . . . . . . . . . . . . . . .   56
                 (b)      Reporting Requirements of the Borrower to the
                          Administrative Agent and the Co-Agent . . . . . . . . . . . . . . . . .   56
                 (c)      Maintenance of Existence and Properties;
                              Compliance with Laws. . . . . . . . . . . . . . . . . . . . . . . .   56
                 (d)      Maintenance of Federal Agency Status  . . . . . . . . . . . . . . . . .   57
                 (e)      Inspection of Property; Books and Records;
                              Discussions . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
                 (f)      Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
                 (g)      Payment of Taxes and Claims.  . . . . . . . . . . . . . . . . . . . . .   57
                 (h)      Servicing Rights and Servicing Portfolio .  . . . . . . . . . . . . . .   57
                 (i)      Ownership Structure   . . . . . . . . . . . . . . . . . . . . . . . . .   57
                 (j)      Further Documents   . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         Section 5.2      Negative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . .   58
                 (a)      Accumulation of Assets  . . . . . . . . . . . . . . . . . . . . . . . .   58
                 (b)      Total Debt to Net Worth Ratios  . . . . . . . . . . . . . . . . . . . .   58
                 (c)      Net Worth; Adjusted Tangible Net Worth..... . . . . . . . . . . . . . .   58
                 (d)      Cash Flow to Scheduled Term Debt Service .  . . . . . . . . . . . . . .   58
                 (e)      Investments and Advances  . . . . . . . . . . . . . . . . . . . . . . .   58
                 (f)      Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
                 (g)      Liens     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
                 (h)      Mergers, Sales or Consolidations  . . . . . . . . . . . . . . . . . . .   63
                 (i)      Acquisitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64

                                                                                                   Page
                                                                                                   ----
                 (j)      Restricted Payments . . . . . . . . . . . . . . . . . . . . . . . . . .   64
                 (k)      Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . .   64
                 (l)      Conduct of Business . . . . . . . . . . . . . . . . . . . . . . . . . .   64
                 (m)      Negative Pledge...  . . . . . . . . . . . . . . . . . . . . . . . . . .   64
                 (n)      ERISA     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
                 (o)      Recourse Servicing  . . . . . . . . . . . . . . . . . . . . . . . . . .   65
                 (p)      HTP Financial Documents . . . . . . . . . . . . . . . . . . . . . . . .   65
                 (q)      Release of Collateral . . . . . . . . . . . . . . . . . . . . . . . . .   65

ARTICLE VI  EVENTS OF DEFAULT   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65

         Section 6.1      Events of Default   . . . . . . . . . . . . . . . . . . . . . . . . . .   65
                 (a)      Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
                 (b)      Covenants With No Grace Period  . . . . . . . . . . . . . . . . . . . .   66
                 (c)      Covenants With Five Day Grace Period .. . . . . . . . . . . . . . . . .   66
                 (d)      Covenants With Thirty Day Grace Period .. . . . . . . . . . . . . . . .   66
                 (e)      Representations   . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
                 (f)      Non-Payment of Other Indebtedness   . . . . . . . . . . . . . . . . . .   66
                 (g)      Cross-Default to Warehouse Credit Agreement   . . . . . . . . . . . . .   66
                 (h)      Cross-Default to Other Agreements   . . . . . . . . . . . . . . . . . .   66
                 (i)      Bankruptcy or Insolvency  . . . . . . . . . . . . . . . . . . . . . . .   67
                 (j)      Money Judgment  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
                 (k)      ERISA ... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
                 (l)      Loan Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
                 (m)      Security Interest   . . . . . . . . . . . . . . . . . . . . . . . . . .   68
                 (n)      Dissolution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
                 (o)      Material Adverse Effect   . . . . . . . . . . . . . . . . . . . . . . .   68
                 (p)      Change of Control . . . . . . . . . . . . . . . . . . . . . . . . . . .   68

ARTICLE VII THE AGENTS    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69

         Section 7.1      Appointment of the Agents   . . . . . . . . . . . . . . . . . . . . . .   69
         Section 7.2      Nature of Duties of the Agents  . . . . . . . . . . . . . . . . . . . .   69
         Section 7.3      Lack of Reliance on the Agents  . . . . . . . . . . . . . . . . . . . .   69
                 (a)      Lenders Independent Investigations  . . . . . . . . . . . . . . . . . .   69
                 (b)      Lack of Reliance  . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
                 (c)      Knowledge of Default  . . . . . . . . . . . . . . . . . . . . . . . . .   70
         Section 7.4      Certain Rights of the Agents  . . . . . . . . . . . . . . . . . . . . .   70
         Section 7.5      Reliance by the Agents  . . . . . . . . . . . . . . . . . . . . . . . .   70
         Section 7.6      Indemnification of the Agents   . . . . . . . . . . . . . . . . . . . .   71
         Section 7.7      The Agents in their Individual Capacities   . . . . . . . . . . . . . .   71
         Section 7.8      Holders of Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
         Section 7.9      Successor Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
                 (a)      Resignation of Agents; Appointment of Successor.  . . . . . . . . . . .   71
                 (b)      Effectiveness of Successor Appointment  . . . . . . . . . . . . . . . .   72

                                                                                                   Page
                                                                                                   ----
ARTICLE VIII  MISCELLANEOUS PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
         Section 8.1      Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
         Section 8.2      Amendments; Waivers   . . . . . . . . . . . . . . . . . . . . . . . . .   73
         Section 8.3      No Waiver; Remedies Cumulative  . . . . . . . . . . . . . . . . . . . .   73
         Section 8.4      Payment of Expenses, Etc.   . . . . . . . . . . . . . . . . . . . . . .   74
                 (a)      Out-of-Pocket Costs   . . . . . . . . . . . . . . . . . . . . . . . . .   74
                 (b)      Stamp and Other Taxes   . . . . . . . . . . . . . . . . . . . . . . . .   74
                 (c)      Indemnification of Administrative Agent . . . . . . . . . . . . . . . .   74
         Section 8.5      Right of Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
         Section 8.6      Benefit of Agreement; Assignment and Additional Lenders . . . . . . . .   75
         SECTION 8.7      GOVERNING LAW; SUBMISSION TO JURISDICTION . . . . . . . . . . . . . . .   77
         Section 8.8      Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
         Section 8.9      Effectiveness; Survival of Indemnities  . . . . . . . . . . . . . . . .   78
         Section 8.10     Heading Descriptive . . . . . . . . . . . . . . . . . . . . . . . . . .   78
         Section 8.11     Survival of Representations . . . . . . . . . . . . . . . . . . . . . .   79
         Section 8.12     Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
         Section 8.13     Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
         Section 8.14     Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
         Section 8.15     PWRES Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
         SECTION 8.16     WAIVER OF TRIAL BY JURY . . . . . . . . . . . . . . . . . . . . . . . .   80


EXHIBITS

A        Form of Note
B        Servicing Security Agreement
C        Guaranty (Harbourton Financial Services)
D        Guaranty (Western Sunrise)
E        Opinion
F        Officer's Certificate
G        Notice of Borrowing
H        Notice of Conversion/Continuation
I        Ownership of Structure
J        [Intentionally Deleted]
K        Notice Addresses
L        [Form to be agreed upon on a later date]
M-1      Assignment Agreement
M-2      Commitment Notice
N        Authorized Officers
O        Indebtedness

SCHEDULES

4.6      Litigation

4.21     Affiliate Transactions

                                CREDIT AGREEMENT

                          (Servicing Credit Facility)

         THIS CREDIT AGREEMENT (Servicing Credit Facility) is made and dated as of July 31, 1995, by and between the Lenders party hereto from time to time, CHEMICAL BANK, a New York banking corporation, as Administrative Agent for the Lenders, FIRST BANK NATIONAL ASSOCIATION, a national banking association, as Co-Agent for the Lenders, and HARBOURTON MORTGAGE CO., L.P., a Delaware limited partnership.

         Subject to and upon the terms and conditions herein set forth, the Lenders have agreed to make from time to time: (A) Tranche A Loans to the Borrower to finance the Borrower's Approved Existing Portfolio; (B) Tranche B Loans to the Borrower to finance Approved Acquired Portfolios; (C) Tranche C Loans to the Borrower to finance Eligible P&I Advance Receivables; and (D) Tranche D Loans to the Borrower to finance Eligible Working Capital Receivables.

         ACCORDINGLY, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.1 Defined Terms.

         For purposes of this Agreement, the terms set forth below shall have the following meanings:

         "Accumulated Funding Deficiency" shall mean a funding deficiency described in section 302 of ERISA.

         "Adjusted Tangible Net Worth" shall mean, as of any date, with respect to any Person, the Net Worth of such Person as of such date less the following assets, to the extent such assets are reflected in the determination of such Net
Worth: all excess servicing fees receivable, all purchased and capitalized value of servicing rights (less all foreclosure reserves) and all other assets that would be classified as intangible assets under GAAP, plus the lesser of (a) one and one-quarter percent (1.25%) of the aggregate unpaid principal balance of Mortgage Loans included in the Servicing Portfolio (but excluding any such Mortgage Loans for which the Borrower has only subservicing rights) as of such date as set forth in the most recent Servicing Portfolio Report delivered to the Administrative Agent, and (b) the appraised value of the Servicing Portfolio (excluding any subservicing rights of the Borrower) as of such date as reflected in the most recent Servicing Portfolio Report delivered to the Administrative Agent.

         "Administrative Agent" shall mean Chemical Bank, in its capacity as administrative agent for the Lenders hereunder, and any successor thereto designated pursuant to Section 7.9.

         "Affiliate" shall mean, (i) in respect of any Person (including the Borrower), any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person, whether through the ownership of voting securities, by contract or otherwise, and (ii) in respect of the Borrower, any other Person directly or indirectly controlled by a member of the board of directors of Harbourton Financial Services from time to time, whether through the ownership of voting securities, by contract or otherwise. "Control" as used herein means the power to direct the management and policies of such Person.

         "Affiliate Servicing Portfolio" shall mean, at any time, the portfolio of outstanding Mortgage Loans with respect to which the Borrower has Excluded Servicing Rights.

         "Agency" shall mean FHLMC, FNMA or GNMA.

         "Agency Acknowledgment Agreement" shall mean all acknowledgment agreements or other similar agreements that the Servicing Collateral Agent is required by each of FHLMC and FNMA to execute and deliver as a condition to the grant or continuation by the Borrower of a security interest or any other right or interest in or to the Borrower's Direct Servicing Rights in respect of FHLMC Mortgage Loans and FNMA Mortgage Loans, respectively and, if and when available, an acknowledgment agreement required or permitted by GNMA with respect to the grant or the continuation by the Borrower of a security interest or any other right or interest in or to the Borrower's Direct Servicing Rights in respect of GNMA Mortgage Loans.

         "Agency Guides" shall mean the FHLMC Guide, the FNMA Guide and the GNMA Guide.

         "Agency MBS" shall mean a FHLMC MBS, a FNMA MBS and/or a GNMA MBS, as the context requires.

         "Agency Mortgage Loan" shall mean (A) a whole Mortgage Loan held by an Agency or (B) a Mortgage Loan (i) included in a pool of Mortgage Loans in which any security (including a participation certificate) issued by FHLMC or FNMA, or guaranteed by GNMA, represents an interest and (ii) with respect to the Direct Servicing Rights related thereto, is covered by an effective Acknowledgment Agreement (as defined in the Servicing Credit Agreement) from FNMA or FHLMC, as applicable, or GNMA (if one is available and the Administrative Agent requires the Borrower to execute and deliver it).

         "Agency P&I Custodial Accounts" shall mean custodial accounts maintained by the Borrower from time to time pursuant to the applicable Agency Guide for the receipt of principal and interest payments with respect to Agency Mortgage Loans. Currently, such accounts are maintained at Chemical Bank.

         "Agents" shall mean the Administrative Agent and the Co-Agent.

         "Agreement" shall mean this Agreement, as amended, extended or supplemented from time to time.

         "Alternate Base Rate" shall mean, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall be at all times equal to the higher of (a) the Prime Rate and (b) the Federal Funds Rate plus one-half of one percent (0.50%).

         "Alternate Base Rate Loan" shall mean any Loan bearing interest at the rate set forth in Section 2.7(b).

         "Approved Acquired Portfolio" shall mean, at any time, the portfolio of Agency Mortgage Loans with respect to which the Borrower has Non-Recourse Direct Servicing Rights, which portfolio is to be financed with the proceeds of a Tranche B Borrowing (as defined in the Servicing Credit Agreement) and which otherwise meets the criteria set forth herein for the Borrower to finance such portfolio.

         "Approved Existing Portfolio" shall mean, at any time, the portfolio of outstanding Agency Mortgage Loans and Approved Non-Agency Mortgage Loans with respect to which the Borrower has (i) Non-Recourse Direct Servicing Rights other than Mortgage Servicing Rights Held for Sale; and (ii) Recourse Direct Servicing Rights that are recourse with respect to only the Direct Servicing Rights relating to FNMA recourse servicing as described on the Servicing Portfolio Report required to be delivered prior to the Closing Date pursuant to Section 3.1(a)(xiv).

         "Approved Non-Agency Mortgage Loan" shall mean a Mortgage Loan in respect of which the Borrower has Direct Servicing Rights covered by a duly executed and delivered Private Investor Consent.

         "Approved Servicing Portfolio" shall mean, as of any date, the Approved Existing Portfolio and each Approved Acquired Portfolio.

         "Assigning Lender" shall have the meaning set forth in Section 8.6(c).

         "Assignment Agreement" shall mean the Assignment Agreement (Servicing Credit Facility), substantially in the form of Exhibit M.

         "Authorized Officer" shall mean each of those persons listed on Exhibit N as an Authorized Officer of the Borrower; provided that, by notice to the Agents, the Borrower may add or delete any person from the list of Authorized Officers for itself listed on Exhibit N.

         "Base LIBOR Rate" shall mean, with respect to any LIBOR Interest Period, a rate per annum equal to the rate for U.S. dollar deposits, in an amount equal to the aggregate principal amount of LIBOR Loans proposed to be subject to such rate and with maturities comparable to such Interest Period, that appears on Telerate Page 3750 as of approximately 11:00 a.m., London time, two (2) LIBOR Business Days prior to the commencement of such Interest Period; provided that if such rate does not appear on Telerate Page 3750, the "Base LIBOR Rate" applicable to a particular Interest Period shall mean a rate per annum equal to the rate at which U.S. dollar deposits, in an amount equal to the aggregate principal amount of LIBOR Loans proposed to be subject to such rate and with maturities comparable to such Interest Period, are offered in immediately available funds in the London Interbank Market to the London office of the Administrative Agent by leading banks in the Eurodollar market as of approximately 11:00 a.m., London time, two
(2) LIBOR Business Days prior to the commencement of such Interest Period.

         "Board" shall mean the Board of Governors of the Federal Reserve System of the United States and any successor thereto.

         "Borrower" shall mean Harbourton Mortgage Co., L.P., a Delaware limited partnership.

         "Borrowing" shall mean a Tranche A Borrowing, a Tranche B Borrowing, a Tranche C Borrowing or a Tranche D Borrowing, as the context requires.

         "Borrowing Date" shall mean any date on which the Lenders make Loans, notice of which is, in all cases, submitted by the Borrower pursuant to Section 2.8, which date shall be a LIBOR Business Day for a Borrowing consisting of LIBOR Loans and a Business Day for a Borrowing consisting of Alternate Base Rate Loans or Fed Funds Loans.

         "Business Day" shall mean, any day other than a Saturday, Sunday and any other day on which banks in New York City are required or authorized to close.

         "Cash Flow" shall mean, for any fiscal quarter, an amount equal to the net income of the Borrower for that fiscal quarter plus all depreciation, amortization, deferred taxes, interest and other non-cash charges and (x) minus non-cash income or (y) plus non-cash expense, in each case associated with the recordation of administrative fees and gain on sale of Mortgage Loans resulting from the application of SFAS No. 91 and SFAS No. 122 for that fiscal quarter. As used herein, "SFAS" shall mean the Statements of Financial Accounting Standards as adopted by the Financial Accounting Standards Board.

         "Change of Control" shall mean the occurrence of any of the following events, without the prior written consent of the Administrative Agent: (i) the failure by Harbourton Financial Services to own directly or indirectly 80% of the limited partnership interests in the Borrower; (ii) the failure by Harbourton Funding Corporation to own directly 100% of the general partnership interests in the Borrower; (iii) the failure by Harbourton Mortgage Corporation to own directly 100% of the general partnership interests in Harbourton Financial Services; (iv) the failure by Harbourton Holdings, L.P. to own 100% of the issued and outstanding capital stock of Harbourton Mortgage Corporation; or
(v) the failure by Harbourton Financial Services to own directly 100% of the issued and outstanding capital stock of Harbourton Funding Corporation.

         "Closing Date" shall mean that date upon which all conditions precedent to the effectiveness of this Agreement set forth in Section 3.1 have been satisfied.

         "Co-Agent" shall mean First Bank National Association, a national banking association.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" shall mean the Servicing Collateral, the Warehouse Collateral and the Pledge Collateral.

         "Collateral Value of the Tranche C Borrowing Base" shall mean, at any time, an amount equal to ninety-five percent (95%) of the aggregate amount of Eligible P&I Advance Receivables that are included in the Tranche C Borrowing Base at such time; provided that an Eligible P&I Advance Receivable shall cease to have any collateral value for the purpose of computing the Collateral Value of the Tranche C Borrowing Base on the date of repayment or reimbursement of any advanced amount which is an Eligible P&I Advance Receivable by any Obligor or any other Person. The Collateral Value of the Tranche C Borrowing Base shall be determined by reference to the most recent Tranche C Borrowing Base Certificate delivered by the Borrower to the Administrative Agent absent any error in such Tranche C Borrowing Base Certificate as of the date delivered.

         "Collateral Value of the Tranche D Borrowing Base" shall mean, at any time, an amount equal to eighty percent (80%) of the aggregate amount of Eligible Working Capital Receivables that are included in the Tranche D Borrowing Base at such time; provided that an Eligible Working Capital Receivable shall cease to have any collateral value for the purpose of computing the Collateral Value of the Tranche D Borrowing Base on the date of repayment or reimbursement of any advanced amount which is an Eligible Working Capital Receivable, by any Obligor or any other Person. The Collateral Value of the Tranche D Borrowing Base shall be determined by reference to the most recent Tranche D Borrowing Base Certificate delivered by the Borrower to the Administrative Agent absent any error in such Tranche D Borrowing Base Certificate as of the date delivered.

         "Commitment Notice" shall have the meaning set forth in Section 8.6.

         "Commitments" shall mean the Tranche A Commitments, the Tranche B Commitments, the Tranche C Commitments and the Tranche D Commitments.

         "Commonly Controlled Entity" shall mean, in respect of any Person, another Person, whether or not incorporated, that is under common control with such first Person within the meaning of Section 414(c) of the Code.

         "Contractual Obligation" shall mean, in respect of any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "Conversion/Continuation Date" shall mean (a) each date on which the Lenders, pursuant to Sections 2.3 and 2.4, convert any Loans to LIBOR Loans or continue outstanding LIBOR Loans for an additional LIBOR Interest Period (which date shall be a LIBOR Business

Day for conversions of Loans into, or continuations of, LIBOR Loans) and (b) the last day of each LIBOR Interest Period.

         "Direct Servicing Rights" shall mean the rights of any Person to service Mortgage Loans for or on the behalf of the owner or holder of such Mortgage Loans (including investors in mortgage-backed securities supported by Mortgage Loans) pursuant to a direct agreement between such Person and an Agency, or such owner or holder, together with the legal titles, mortgagor files, escrows and records relating to such Mortgage Loans and the right to receive servicing fee income and any other income arising from or in connection with such Mortgage Loans, including late charges and all other incidental fees and charges; provided that the term "Direct Servicing Rights" shall in no event be construed as intended to include subservicing rights or Excluded Servicing Rights.

         "Eligible Expense Advance Receivable" shall mean amounts receivable by the Borrower from Obligors or an Agency or the FHA or the VA as reimbursement of Expense Advances made by the Borrower.

         "Eligible Foreclosure Claim Receivable" shall mean amounts receivable by the Borrower from the FHA or VA in respect of a Foreclosure Claims Receivable; provided that a Foreclosure Claim Receivable shall not be deemed an Eligible Foreclosure Claim Receivable unless the Borrower has taken (or caused to be taken) all steps deemed necessary by the Administrative Agent to assure repayment to the Secured Parties of such Foreclosure Claim Receivable.

         "Eligible P&I Advance Receivable" shall mean amounts receivable by the Borrower from Obligors or any Agency or the FHA or the VA as reimbursement of P&I Advances made by the Borrower.

         "Eligible Working Capital Receivables" shall mean all Eligible Expense Advance Receivables, Eligible T& I Advance Receivables and Eligible Foreclosure Claim Receivables.

         "Eligible T&I Advance Receivable" shall mean amounts receivable by the Borrower from Obligors or any Agency or the FHA or the VA as reimbursement of T&I Advances made by the Borrower.

         "Environmental Laws" shall mean any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning environmental protection matters, including hazardous materials, as now or may at any time hereafter be in effect.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be supplemented or amended and the rules and regulations issued thereunder as in effect from time to time.

         "ERISA Affiliate" shall mean each trade or business, including the Borrower, whether or not incorporated, that together with the Borrower would be treated as a single employer under section 4001 of ERISA.

         "Estimated Tax Amount" shall mean, with respect to any period, an amount equal to forty-five percent (45%) of the Net Income of the Borrower for such period.

         "Event of Default" shall have the meaning set forth in Section 6.1.

         "Excluded Servicing Rights" shall mean servicing rights arising under the HTP Servicing Agreement, any servicing agreement between the Borrower and Skillman Partners, a New Jersey partnership, or any servicing agreement between the Borrower and Santa Cruz Partners, a New Jersey partnership.

         "Existing Lenders" shall have the meaning set forth in Section 3.1(a)(xviii).

         "Expense Advance" shall mean amounts required to be advanced by the Borrower from its own funds with respect to a Mortgage Loan included in the Approved Servicing Portfolio to pay costs and expenses reasonably incurred by or on behalf of the Borrower in connection with the recovery on such Mortgage Loan, including but not limited to foreclosure fees and expenses, legal fees and expenses, appraisal and property fees and expenses, and fees and expenses reasonably incurred in connection with the maintenance, preservation, repair, protection, operation, rehabilitation, and liquidation of the related real property securing such Mortgage Loan (other than T&I Advances) and the costs of collection of proceeds of any insurance policy relating to the real property securing such Mortgage Loan.

         "Fed Funds Loan" shall mean a Loan that bears interest at the per annum rate set forth in Section 2.7(a).

         "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three (3) Federal funds brokers of recognized standing selected by it.

         "Fees" shall mean all fees payable pursuant to Section 2.7 or otherwise.

         "FHA" shall mean the Federal Housing Administration and any successor thereto.

         "FHLMC" shall mean the Federal Home Loan Mortgage Corporation and any successor thereto.

         "FHLMC Guide" shall mean the "Sellers' & Servicers' Guide" published by FHLMC, as amended, modified or supplemented from time to time.

         "FHLMC MBS" shall mean any security (including a participation certificate) issued by FHLMC that represents an interest in a pool of Mortgage Loans.

         "FHLMC Mortgage Loan" shall mean a Mortgage Loan included in a pool of Mortgage Loans in which a FHLMC MBS represents an interest.

         "Financing Lease" shall mean any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on the balance sheet of the lessee.

         "FNMA" shall mean the Federal National Mortgage Association and any successor thereto.

         "FNMA Guide" shall mean, collectively, the "Selling Guide" and the "Servicing Guide" published by FNMA, as amended, modified or supplemented from time to time.

         "FNMA MBS" shall mean any security (including a participation certificate) issued by FNMA that represents an interest in a pool of Mortgage Loans.

         "FNMA Mortgage Loan" shall mean a Mortgage Loan included in a pool of Mortgage Loans in which a FNMA MBS represents an interest.

         "Foreclosure Claim Receivable" shall mean amounts advanced by the Borrower in respect of the unpaid principal balance and accrued interest on defaulted Mortgage Loans that are insured by the FHA or guaranteed by the VA and that have completed the foreclosure process (including the sale or conveyance of the related real property) and have been purchased by the Borrower out of pools of Mortgage Loans in which an Agency MBS represents an interest.

         "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

         "General Partner" shall mean (i) with respect to the Borrower and Western Sunrise, Harbourton Funding Corporation and (ii) with respect to Harbourton Financial Services, Harbourton Mortgage Corporation.

         "GNMA" shall mean the Government National Mortgage Association and any successor thereto.

         "GNMA Guide" shall mean, collectively, the "GNMA I Mortgage-Backed Securities Guide" and the "GNMA II Mortgage-Backed Securities Guide" published by HUD, as amended, modified or supplemented from time to time.

         "GNMA MBS" shall mean any security (including a participation certificate) guaranteed by GNMA that represents an interest in a pool of Mortgage Loans.

         "GNMA Mortgage Loan" shall mean a Mortgage Loan included in a pool of Mortgage Loans in which a GNMA MBS represents an interest.

         "GNMA Servicing Portfolio" shall mean, at any time, the mortgage loans included in pools of mortgage loans supporting Agency MBS guaranteed by GNMA with respect to which mortgage loans the Borrower has Direct Servicing Rights.

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guaranties" shall mean the Guaranty (Harbourton Financial Services) and the Guaranty (Western Sunrise).

         "Guarantors" shall mean Harbourton Financial Services and Western Sunrise.

         "Guaranty (Harbourton Financial Services)" shall mean the Guaranty and Pledge Agreement of Harbourton Financial Services substantially in the form of Exhibit C, as amended, extended or supplemented from time to time.

         "Guaranty (Western Sunrise)" shall mean the Guaranty and Pledge Agreement of Western Sunrise substantially in the form of Exhibit D, as amended, extended or supplemented from time to time.

         "Harbourton Financial Services" shall mean Harbourton Financial Services, L.P., a Delaware limited partnership.

         "Harbourton Funding Corporation" shall mean Harbourton Funding Corporation, a Delaware corporation.

         "Harbourton Holdings, L.P." shall mean Harbourton Holdings, L.P., a Delaware limited partnership.

         "Harbourton Mortgage Corporation" shall mean Harbourton Mortgage Corporation, a Delaware corporation.

         "Hazardous Materials" shall mean any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances, petroleum products (including crude oil or any fraction thereof), defined or regulated as such in or under any Environmental Law.

         "Hedging Contract" shall mean a contract to buy or sell an instrument on the futures market, cash forward market, private investor whole loan market or the options market or an option or financial future purchased over the counter for future delivery of such instrument, each of the foregoing issued in accordance with the requirements of a Hedging Program.

         "Hedging Program" shall mean a program for hedging interest rate risks of the Borrower, which program shall provide, without limitation, that all Hedging Contracts will be placed with futures commission merchants, clearing houses, or private investor whole loan purchasers, if applicable.

         "HTP Financial" shall mean HTP Financial, L.P., a Delaware limited partnership to be formed after the Closing Date pursuant to the term sheet dated April 19, 1995.

         "HTP Financial Documents" shall mean the HTP Partnership Agreement, the HTP Servicing Agreement and the PWRES Financing Agreements.

         "HTP Partnership Agreement" shall mean the agreement of limited partnership of HTP Financial between the Borrower, as general partner, and PWRES, as limited partner, to be entered into after the Closing Date in form and substance satisfactory to the Administrative Agent in the exercise of its reasonable discretion.

         "HTP Servicing Agreement" shall mean the servicing agreement between the Borrower, as servicer, and HTP Financial providing for the servicing by the Borrower of certain mortgage loans on behalf of HTP Financial to be entered into after the Closing Date in form and substance satisfactory to the Administrative Agent in the exercise of its reasonable discretion.

         "HUD" shall mean the Department of Housing and Urban Development and any successor thereto.

         "Indebtedness" shall mean, in respect of any Person, (i) all items of indebtedness that would be included in determining liabilities as shown on the liability side of a statement of condition prepared in accordance with GAAP of such Person as of the date as of which indebtedness is to be determined, including all obligations for money borrowed, the deferred purchase price of property or services and capitalized lease obligations, (ii) liabilities of such Person with respect to gestation repurchase financings (other than such financings that are treated as true sales under GAAP), and (iii) all indebtedness and liabilities of others assumed or guaranteed by such Person, or secured by any Lien upon property owned by such Person, whether or not such indebtedness is assumed, or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection), including contingent reimbursement obligations of such Person under undrawn letters of credit, whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

         "Intellectual Property" shall have the meaning set forth in Section
4.18.

         "Investor" shall mean the beneficial owner of a Mortgage Loan (including the beneficial owner of a mortgage-backed security supported by a Mortgage Loan) that the Borrower services pursuant to a Mortgage Servicing Agreement.

         "IRS" shall mean the Internal Revenue Service and any successor thereto.

         "Lenders" shall mean the lenders party hereto from time to time.

         "LIBOR Business Day" shall mean a Business Day upon which commercial banks in London, England are open for domestic and international business.

         "LIBOR Interest Period" shall mean, with respect to any LIBOR Loan, the period commencing on the Borrowing Date or a Conversion/Continuation Date for such LIBOR Loan, as the case may be, and ending one (1) month thereafter; provided that (a) any LIBOR Interest Period that would otherwise end on a day that is not a LIBOR Business Day shall extend to the next succeeding LIBOR Business Day, unless such LIBOR Business Day falls in another calendar month, in which case, such LIBOR Interest Period shall end on the immediately preceding LIBOR Business Day; and (b) no LIBOR Interest Period shall end after the Maturity Date.

         "LIBOR Loan" shall mean any Loan bearing interest at the per annum rate set forth in Section 2.7(c).

         "LIBOR Rate" shall mean, with respect to any LIBOR Interest Period, a rate per annum equal to the product arrived at by multiplying the Base LIBOR Rate applicable to such Interest Period by a fraction (expressed as a decimal), the numerator of which shall be the number one (1) and the denominator of which shall be the number one (1) minus the Reserve Requirement (expressed as a decimal) applicable to such LIBOR Interest Period. The LIBOR Rate shall be rounded, if necessary, to the next higher one one-sixteenth of one percent (1/16 of 1%).

         "Lien" shall mean any security interest, mortgage, pledge, lien, claim on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

         "Loan Documents" shall mean this Agreement, the Notes, the Servicing Security Agreement, the Guaranties, and any other document, instrument or agreement executed by the Borrower or either of the Guarantors and delivered to the Administrative Agent, the Servicing Collateral Agent, or any Lender in connection herewith or therewith, as any of the same may be amended, extended or supplemented from time to time; provided, however, that as used herein Loan Documents shall not include "Loan Documents" as defined in the Warehouse Credit Agreement.

         "Loan-to-Value Ratio" shall mean, with respect to any Mortgage Loan, the ratio of the principal amount of such Mortgage Loan outstanding at the origination thereof divided by the lesser of (a) the appraised value of the Property encumbered thereby (as set forth in the appraisal, if any, delivered in connection with the origination of such Mortgage Loan) and (b) the most recent value assigned to the subject property pursuant to the requirements of the applicable Approved Investor.

         "Loans" shall mean the Tranche A Loans, the Tranche B Loans, the Tranche C Loans and the Tranche D Loans.

         "Material Adverse Effect" shall mean a material adverse effect with respect to (a) the business or financial condition of the Borrower or Harbourton Financial Services, (b) the ability of the Borrower or either of the Guarantors to pay or perform its Obligations, (c) the validity or enforceability of this Agreement or the other Loan Documents or the rights or remedies of the Secured Parties hereunder or thereunder, or (d) the value of the Collateral.

         "Maximum Borrowing Limit" shall mean the sum of (a) one hundred percent (100%) of the appraised value of the Approved Servicing Portfolio (as reflected in the most recent Servicing Portfolio Report delivered to the Administrative Agent, absent manifest error in such report) plus (b) fifty percent (50%) of Eligible P&I Advance Receivables (as reflected in the most recent Tranche C Borrowing Base Certificate delivered to the Administrative Agent, absent manifest error in such certificate).

         "Monthly Servicing Report" shall mean a report on the Mortgage Loans included in the Servicing Portfolio and the Direct Servicing Rights and Excluded Servicing Rights thereto as of the date of such report, which report shall be in form and substance reasonably satisfactory to the Administrative Agent, shall be prepared by the Borrower and shall contain information (when appropriate, on both an unpaid principal balance and loan number basis) relating to the aggregate unpaid principal amount of all such outstanding Mortgage Loans, servicing by investor, delinquency and foreclosure, geographic breakdown, runoff, weighted average original term, weighted average remaining term portfolio roll forward, weighted average coupon and any other information deemed appropriate by the Administrative Agent from time to time.

         "Moody's" shall mean Moody's Investors Service.

         "Mortgage Loan" shall mean a single-family residential real estate secured loan other than any loan secured by a mobile home or other temporary housing facilities.

         "Mortgage Loans Held for Sale" shall mean Mortgage Loans that are acquired or originated principally for the purpose of sale within one year of the date of the acquisition or origination thereof.

         "Mortgage Servicing Rights Held for Sale" shall mean mortgage servicing rights relating to Mortgage Loans Held for Sale, which Mortgage Loans are subsequently sold by the Borrower on a servicing-retained basis; provided, however, that the mortgage servicing rights related to any Mortgage Loan shall cease to be classified as Mortgage Servicing Rights Held for Sale if, within one-hundred twenty (120) days of the date that the related Mortgage Loan is sold, the Borrower has not entered into a bona fide binding commitment with a non-Affiliate of the Borrower to sell such servicing rights.

         "Mortgage Servicing Agreement" shall mean any agreement between the Borrower and an Investor pursuant to which the Borrower agrees to service one
(1) or more Mortgage Loans for one (1) or more Investors, including without limitation, a guaranty agreement between the Borrower, as issuer, and an Investor or an Agency or the FHA or the VA, as guarantor, and any servicing agreement executed by the Borrower pursuant thereto, as the same may be amended, extended or supplemented from time to time.

         "Multiemployer Plan" shall mean, with respect to any Borrower, a plan described in section 4001(a)(3) of ERISA to which such Borrower or any of its ERISA Affiliates is required to contribute on behalf of any of its employees.

         "Net Income" shall mean, with respect to any Person for any period, the net income of such Person for such period determined in accordance with GAAP.

         "Net Worth" shall mean, as of any date, with respect to any Person, the stockholders' or partnership equity of such Person as of such date determined in accordance with GAAP.

         "Non-Agency Mortgage Loan" shall mean a Mortgage Loan that would be an Approved Non-Agency Mortgage Loan except for the fact that no Private Investor Consent has been obtained.

         "Non-Borrowing-Base Collateral" shall mean all Collateral consisting of
(i) Mortgage Loans not submitted to the Collateral Agent for inclusion in the Tranche A Borrowing Base or the Tranche B Borrowing Base (as such terms are defined in the Warehouse Credit Agreement), (ii) mortgage backed securities (including Agency MBS) not submitted to the Warehouse Collateral Agent for inclusion in the Tranche B Borrowing Base, (iii) mortgage servicing rights or subservicing rights (and the related Mortgage Servicing Agreements and the proceeds thereof) constituting Excluded Servicing Rights, (iv) Mortgage Servicing Rights Held for Sale, (v) P&I Advance Receivables not included in the determination of the Collateral Value of the Tranche C Borrowing Base, (vi) T&I Advance Receivables, Foreclosure Claim Receivables and Expense Receivables not included in the determination of the Collateral Value of the Tranche D Borrowing Base, (vii) all notes, mortgage, deeds of trust, security agreements, files, documents, instruments, agreements, surveys, certificates correspondence, appraisals, computer records, tapes discs, cards, accounting records, servicing records and other books, records and information and data relating solely to the foregoing, and (viii) all accounts, contract rights, real estate interests and general intangibles to the extent relating solely to or arising solely out of any of the foregoing or the proceeds thereof (provided the same is divisible) (including any rights with respect to FHA or any other mortgage insurance or VA guaranties to the extent associated solely with any of the foregoing or any rights with respect to the proceeds of any other insurance, casualty, condemnation or liquidation to the extent relating solely to any of the foregoing or the real property associated therewith).

         "Non-Recourse Direct Servicing Rights" shall mean Direct Servicing Rights that are not Recourse Direct Servicing Rights.

         "Notes" shall have the meaning set forth in Section 2.6.

         "Notice of Borrowing" shall have the meaning set forth in Section
2.3(a).

         "Notice of Conversion/Continuation" shall have the meaning set forth in
Section 2.3(a).

         "Notice of Payment" shall have the meaning set forth in Section 2.8(c).

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



         "Obligations" shall mean any and all debts, obligations and liabilities of the Borrower to the Secured Parties (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred) under or arising out of the Loan Documents.

         "Obligor" shall mean the Person or Persons obligated to pay the indebtedness that is the subject of a Mortgage Loan or Agency MBS, including any guarantor of such indebtedness.

         "Operating Account" shall mean the account of the Borrower (account no. 1440-41661) maintained at Chemical Bank.

         "P&I Advance" shall mean amounts required to be advanced by the Borrower from its own funds in accordance with the provisions of the Agency Guides to holders of Agency MBS included in the Approved Servicing Portfolio in respect of scheduled monthly payments of principal and interest due from Obligors to the extent such payments are not made by the related Obligors.

         "Payment Office" shall mean the Administrative Agent's office located at 380 Madison Avenue, New York, New York 10017 or such other office as the Administrative Agent shall specify to the Borrower, the Servicing Collateral Agent and the Lenders.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

         "Percentage Share" shall mean, with respect to any Lender at any time, the percentage that the aggregate dollar amount of such Lender's Commitments bears to the aggregate dollar amount of Commitments of all the Lenders.

         "Person" shall mean any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization, government or any political subdivision, department, agency or instrumentality of any government.

         "Plan" shall mean any plan (other than a Multiemployer Plan) subject to Title IV of ERISA maintained for employees of the Borrower or any of its ERISA Affiliates (and any such plan no longer maintained by such Borrower or any of its ERISA Affiliates to which it or any of its ERISA Affiliates have made or were required to make any contributions during the five (5) years preceding the date on which such plan ceased to be maintained).

         "Pledge Collateral" shall have the meaning given the term "Collateral" in each of the Guaranties.

         "Potential Default" shall mean an event that with the lapse of time or the giving of notice, or both, would, unless cured or waived, constitute an Event of Default.

         "Pre-Disbursement Account" shall mean account no. 006992862 which account is a "no-access" account of the Borrower maintained with the Administrative Agent.

         "Prime Credit Business" shall mean a Person or a business unit engaged in the origination, acquisition or servicing of Eligible Conforming Mortgage Loans and Eligible Non-Conforming Mortgage Loans (as such terms are defined in the Warehouse Credit Agreement).

         "Prime Rate" shall mean the rate of interest that is publicly announced from time to time by Chemical Bank in New York City as its prime lending rate as in effect from time to time, such rate to change automatically and without notice to the Borrower when and as such prime lending rate changes. The Prime Rate is a reference rate and does not necessarily represent the best or lowest rate actually charged by Chemical Bank to any customer. Chemical Bank may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

         "Private Investor" shall mean an Investor other than an Agency.

         "Private Investor Consent" shall mean an agreement between the Borrower, a Private Investor and the Servicing Collateral Agent, on behalf of the Secured Parties (as defined herein and in the Warehouse Credit Agreement), in form and substance satisfactory to the Administrative Agent in the exercise of its sole discretion, in which such Private Investor acknowledges and consents to a security interest granted by the Borrower to the Servicing Collateral Agent, for the benefit of the Secured Parties, in the Borrower's Direct Servicing Rights in respect of Mortgage Loans and/or Agency MBS of which such Private Investor is the beneficial owner.

         "Prohibited Transaction" shall mean any transaction described in section 406 of ERISA that is not exempt by reason of section 408 of ERISA or the transitional rules set forth in section 414(c) of ERISA and any transaction described in section 4975(c)(1) of the Code that is not exempt by reason of section 4975(c)(2) or section 4975(d) of the Code, or the transitional rules of section 2003(c) of ERISA.

         "Properties" shall have the meaning set forth in Section 4.16.

         "Property" shall mean the real property, including the improvements thereon, and the personal property (tangible and intangible) that are encumbered pursuant to a Mortgage Loan.

         "PWRES" shall mean Paine Webber Real Estate Securities Inc., a Delaware corporation.

         "PWRES Financing Agreements" shall mean (i) the mortgage loan repurchase agreement between PWRES and the Borrower, (ii) the mortgage loan purchase agreement between PWRES and the Borrower, (iii) the servicing advance credit agreement to be entered into between PWRES and the Borrower, and (iv) all other documents or instruments evidencing the financing arrangements between such parties permitted hereunder, in each case to be entered into after the Closing Date in form and substance satisfactory to the Administrative Agent in the exercise of its reasonable discretion.

         "Recourse Direct Servicing Rights" shall mean Direct Servicing Rights arising under mortgage servicing agreements with respect to which the Investor, pool trustee or owner of the related Mortgage Loans can require the Borrower, as servicer of such Mortgage Loans, to repurchase the Mortgage Loans as a result of a default of the Obligors thereunder; provided, however, that for purposes hereof, Direct Servicing Rights with respect to Mortgage Loans that are insured by the FHA or guaranteed by the VA shall not be deemed to be Recourse Direct Servicing Rights.

         "Regulation D" shall mean Regulation D of the Board, as from time to time in effect, and any other regulation hereafter promulgated by the Board to replace the prior Regulation D and having substantially the same function.

         "Regulation U" shall mean Regulation U of the Board, as from time to time in effect, and any other regulation hereafter promulgated by the Board to replace the prior Regulation U and having substantially the same function.

         "REO Property" shall mean single (one-to-four) family residential real estate held by the Borrower as a result of foreclosure, receipt of a deed in lieu of foreclosure, or similar termination of the Obligor's rights under the related Mortgage Loan in the ordinary course of the Borrower's mortgage servicing operations.

         "Reportable Event" shall mean any of the events set forth in section 4043(b) of ERISA or the regulations thereunder, a withdrawal from a Plan described in section 4063 of ERISA, a cessation of operations described in section 4068(f) of ERISA, an amendment to a Plan necessitating the posting of security under section 401(a)(29) of the Code, or a failure to make a payment required by section 412(m) of the Code and section 302(e) of ERISA when due.

         "Required Lenders" shall mean, at any time, Lenders having at least sixty-six and two-thirds percent (66 2/3%) of the aggregate unpaid principal amount of the Loans then outstanding.

         "Requirements of Law" shall mean, with respect to any Person, the Articles or Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Reserve Requirement" shall mean, with respect to any LIBOR Interest Period, the daily average during such LIBOR Interest Period of the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements during such Interest Period) that is imposed under Regulation D on any member bank of the Federal Reserve System, in respect of eurocurrency or eurodollar funding, lending or liabilities.

         "S&P" shall mean Standard & Poor's Corporation.

         "Scheduled Term Debt Service" shall mean, for any fiscal quarter, the sum of (i) the scheduled payments of principal on all Term Loans for such quarter and (ii) all interest on Loans due from the Borrower during such quarter.

         "Secured Parties" shall have the meaning given the term "Secured Parties" in the Servicing Security Agreement.

         "Servicing Acquisition Costs" shall mean the purchase price paid by the Borrower in connection with the acquisition of an Approved Acquired Portfolio.

         "Servicing Acquisition Report" shall mean a report prepared by the Borrower indicating an estimate of value based on reasonable assumptions and projections, as of the date of such report, of Direct Servicing Rights to any Approved Acquired Portfolio proposed to be purchased by the Borrower with proceeds of a Tranche B Borrowing, which report shall be in form and substance satisfactory to the Administrative Agent in its sole discretion.

         "Servicing Acquisition Required Documents" shall mean, with respect to any acquisition by the Borrower of Direct Servicing Rights to a portfolio of Agency Mortgage Loans that the Borrower proposes to finance, in part, with the proceeds of a Tranche B Borrowing, (a) any agreement, document, instrument or certificate to be delivered in connection with such acquisition, as the Administrative Agent may reasonably request, including any purchase contract relating thereto; (b) a transaction sources and uses statement prepared by an Authorized Officer, dated as of a date contemporaneous with the proposed Borrowing Date for such Tranche B Borrowing reflecting the purchase price of the portfolio, actual and estimated closing costs relating to the acquisition, the timing of the payment of the purchase price and such closing costs and sources of funding for the acquisition; (c) a certificate, executed by an Authorized Officer, certifying that on and as of the Borrowing Date of such Tranche B Borrowing, with respect to the portfolio of Mortgage Loans, the Direct Servicing Rights of which are to be financed using the proceeds of such Tranche B Borrowing, each Mortgage Loan meets the definition of Mortgage Loan contained herein, and is an Agency Mortgage Loan; and (d) all Agency Acknowledgment Agreements covering such Direct Servicing Rights, in all cases duly executed and delivered by all parties thereto.

         "Servicing Collateral" shall have the meaning given the term "Collateral" in the Servicing Security Agreement.

         "Servicing Collateral Agent" shall mean Chemical Bank in its capacity as collateral agent for the Servicing Secured Parties under the Servicing Security Agreement, and any successor thereto designated pursuant to the Servicing Security Agreement.

         "Servicing Portfolio" shall mean, at any time, each Approved Acquired Portfolio, the Approved Existing Portfolio, the Affiliate Servicing Portfolio and all other Mortgage Loans with respect to which the Borrower has Direct Servicing Rights.

         "Servicing Portfolio Report" shall mean a report indicating the fair market value, as of the date of such report, of the (i) Direct Servicing Rights in the Approved Servicing Portfolio, (ii) Excluded Servicing Rights in the Affiliate Servicing Portfolio, and (iii) Direct Servicing Rights to all other Mortgage Loans included in the Servicing Portfolio and not otherwise covered by clauses (i) and (ii) above, with each of the servicing rights described in clauses (i)-(iii) valued separately, which report shall be in form and substance reasonably satisfactory to the Administrative Agent and shall be prepared by a nationally recognized mortgage servicing broker acceptable to the Administrative Agent in its reasonable discretion and not affiliated with the Borrower. The parties agree that such report may be prepared by Bayview Financial Trading Group until such time as the Administrative Agent, acting in the exercise of its reasonable discretion, provides notice to the Borrower that such entity is no longer acceptable to the Administrative Agent.

         "Servicing Security Agreement" shall mean the Security and Collateral Agency Agreement (Servicing Credit Facility), substantially in the form of Exhibit B, as amended, extended or supplemented from time to time.

         "Servicing Settlement Account" shall mean account no. 006992897 maintained with the Administrative Agent, which is a "no access" account to the Borrower.

         "Specialty Mortgage Products" shall mean Mortgage Loans Held for Sale consisting of the following types of Mortgage Loans: (a) home equity lines of credit, (b) Mortgage Loans secured by a second priority mortgage (or deed of trust) on the Property encumbered thereby, (c) FHA Title I Mortgage Loans, (d) Mortgage Loans encumbering Property located in rural areas and otherwise reasonably acceptable to the Administrative Agent, and (e) Mortgage Loans purchased by the Borrower from Agency MBS pools, which Mortgage Loans are ninety
(90) days or more delinquent at the time of purchase and the principal balance of which is insured by the FHA or guaranteed by the VA, and (f) Mortgage Loans described in the PWRES Financing Agreements.

         "Specialty Mortgage Products Report" shall mean a report, prepared by an Authorized Officer at the end of each calendar quarter, describing as of the end of such quarter, with respect to each Specialty Mortgage Product, the type of such Specialty Mortgage Product, the Approved Investor and the applicable Take-Out Commitment allocated thereto, and the unpaid principal balance thereof.

         "SubBorrowing Limit" shall mean seventy-five percent (75%) of the appraised value of the Direct Servicing Rights relating to the Mortgage Loans included in the Approved Servicing Portfolio (as reflected in the most recent Servicing Portfolio Report delivered to the Administrative Agent, absent manifest error in such report).

         "Subsidiary" shall mean, in respect of any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

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



         "T&I Advance" shall mean amounts required to be advanced by the Borrower from its own funds with respect to a Mortgage Loan included in the Approved Servicing Portfolio to (i) maintain the insurance coverage on the real property securing such Mortgage Loan, or (ii) pay taxes, assessments, ground rents or other charges related to the real property securing such Mortgage Loan that give rise to liens on such property when such charges become due.

         "Taxes" shall have the meaning set forth in Section 2.14.

         "Telerate" shall mean the Associated Press-Dow Jones Telerate Service.

         "Telerate Page 3750" shall mean the display designated as "Page 3750" on Telerate (or such other page as may replace Page 3750 on the Associated Press-Dow Jones Telerate Service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association interest settlement rates for U.S. Dollar deposits). Any Base LIBOR Rate determined on the basis of the rate displayed on Telerate Page 3750 shall be subject to corrections, if any, made in such rate and displayed by the Associated Press-Dow Jones Telerate Service within one (1) hour of the time when such rate is first displayed by such Service.

         "Term Loan Commitments" shall mean, in respect of each Lender, such Lender's Tranche A Commitment and Tranche B Commitment.

         "Term Loans" shall mean the Tranche A Loans and the Tranche B Loans.

         "Term Loan Maturity Date" shall mean June 30, 2000.

         "Total Debt" shall mean, as of any date, with respect to any Person,
(i) all items of indebtedness that would be included as of such date in determining liabilities as shown on the liability side of a statement of condition of such Person prepared in accordance with GAAP, including all obligations for money borrowed, subordinate indebtedness, the deferred purchase price of property or services and capitalized lease obligations, (ii) all liabilities of such Person relating to gestation repurchase financings, and
(iii) all indebtedness of others assumed or guaranteed by such Person, or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection), including contingent reimbursement obligations of such Person under undrawn letters of credit, but shall exclude (w) trade payables, (x) all liabilities of such Person as of such date relating to gestation repurchase financings that are treated as true sales under GAAP, (y) indebtedness described in Section 5.2(f)(viii) and (z) indebtedness described in Section 5.2(f)(xi) for a period of eighteen (18) months after the date of such reclassification.

         "Tranche A Borrowing" shall mean a borrowing pursuant to a Notice of Borrowing consisting of Tranche A Loans made by the Lenders to the Borrower on the Closing Date.

         "Tranche A Commitment" shall mean, in respect of each Lender, the commitment

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



of such Lender to make a Tranche A Loan hereunder on the Closing Date.

         "Tranche A Fee" shall have the meaning set forth in Section 2.7(i).

         "Tranche A Loan" shall mean a loan made by a Lender to the Borrower pursuant to Section 2.1(a) for the purposes set forth in the first sentence of
Section 4.10.

         "Tranche B Borrowing" shall mean a borrowing pursuant to a Notice of Borrowing consisting of Tranche B Loans made by the Lenders to the Borrower.

         "Tranche B Commitment" shall mean, in respect of each Lender, the commitment of such Lender to make Tranche B Loans hereunder, as set forth in
Section 2.1(b), as such commitment may be reduced from time to time pursuant to
Section 2.2 or Section 8.6(c).

         "Tranche B Commitment Expiration Date" shall mean the second anniversary of the Closing Date.

         "Tranche B Fee" shall have the meaning set forth in Section 2.7(k).

         "Tranche B Loan" shall mean a loan made by a Lender to the Borrower pursuant to Section 2.1(b) for the purposes set forth in the second sentence of
Section 4.10.

         "Tranche C Borrowing" shall mean a borrowing pursuant to a Notice of Borrowing consisting of Tranche C Loans made by the Lenders to the Borrower.

         "Tranche C Borrowing Base" shall mean, at any time, all Eligible P&I Advance Receivables pledged to the Servicing Collateral Agent, for the benefit of the Secured Parties, by the Borrower under the Servicing Security Agreement as collateral security for the Obligations hereunder.

         "Tranche C Borrowing Base Certificate" shall mean a certificate, in the form approved by the Administrative Agent pursuant to the Servicing Security Agreement with respect to Tranche C Borrowings, delivered by the Borrower pursuant to the Servicing Security Agreement.

         "Tranche C Commitment" shall mean, in respect of each Lender, the commitment of such Lender to make Tranche C Loans hereunder, as set forth in
Section 2.1(c), as such commitment may be reduced from time to time pursuant to
Section 2.2 or Section 8.6(c),

         "Tranche C Loan" shall mean a loan made by a Lender to the Borrower pursuant to Section 2.1(c) for the purposes set forth in the third sentence of
Section 4.10.

         "Tranche D Borrowing" shall mean a borrowing pursuant to a Notice of Borrowing consisting of Tranche D Loans made by the Lenders to the Borrower.

         "Tranche D Borrowing Base" shall mean, at any time, all Eligible Working Capital Receivables pledged to the Servicing Collateral Agent, for the benefit of the Secured

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



Parties, by the Borrower under the Servicing Security Agreement as collateral security for the Obligations hereunder.

         "Tranche D Borrowing Base Certificate" shall mean a certificate, in the form approved by the Administrative Agent pursuant to the Servicing Security Agreement with respect to Tranche D Borrowings, delivered by the Borrower pursuant to the Servicing Security Agreement.

         "Tranche D Commitment" shall mean, in respect of each Lender, the commitment of such Lender to make Tranche D Loans hereunder, as set forth in
Section 2.1(d), as such commitment may be reduced from time to time pursuant to
Section 2.2 or Section 8.6(c).

         "Tranche D Loan" shall mean a loan made by a Lender to the Borrower pursuant to Section 2.1(d) for the purposes set forth in the fourth sentence of
Section 4.10.

         "Type" shall mean when used in respect of any Loan, a Fed Funds Loan, an Alternate Base Rate Loan or a LIBOR Loan.

         "Unutilized Tranche B Commitment" shall mean the Tranche B Commitment of each Lender then in effect less the aggregate principal amount of Tranche B Loans previously made by such Lender.

         "VA" shall mean the Veterans Administration and any successor thereto.

         "Warehouse Collateral" shall have the meaning given the term "Collateral" in Section 2 of the Warehouse Security Agreement.

         "Warehouse Collateral Agent" shall mean Chemical Bank in its capacity as collateral agent for the Secured Parties under the Warehouse Security Agreement, and any successor thereto designated pursuant to Section 3 of the Warehouse Security Agreement.

         "Warehouse Commitments" shall have the meaning given the term "Commitments" under the Warehouse Credit Agreement.

         "Warehouse Credit Agreement" shall mean the Credit Agreement (Revolving Warehouse Credit Facility), dated as of July 31, 1995, between the lenders party thereto from time to time, Chemical Bank, as administrative agent for such lenders, First Bank National Association, as co-agent for such lenders, and the Borrower, as amended, extended or supplemented from time to time.

         "Warehouse Lenders" shall mean the lenders party to the Warehouse Credit Agreement from time to time.

         "Warehouse Loans" shall have the meaning given the term "Loans" in the Warehouse Credit Agreement.

         "Warehouse Loan Documents" shall have the meaning given the term "Loan

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



Documents" in the Warehouse Credit Agreement.

         "Warehouse Obligations" shall have the meaning given the term "Obligations" in the Warehouse Credit Agreement.

         "Warehouse Security Agreements" shall have the meaning given the term "Security Agreements" in the Warehouse Credit Agreement.

         "Warehouse Secured Parties" shall mean the "Secured Parties," as such term is defined in the Warehouse Security Agreement.

         "Warehouse Security Agreement" shall mean the Security and Collateral Agency Agreement (Revolving Warehouse Credit Facility), substantially in the form of Exhibit B to the Warehouse Credit Agreement, as amended, modified or supplemented from time to time.

         "Western Sunrise" shall mean Western Sunrise Holdings, L.P., a Delaware limited partnership.

     Section 1.2 Terms Generally.

         The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits, Schedules and Attachments shall be deemed references to Articles and Sections of, and Exhibits, Schedules and Attachments to, this Agreement or to an Exhibit to this Agreement unless the context shall otherwise require. Except as otherwise provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that for purposes of determining compliance with any financial covenant set forth in Article V, such term shall be construed in accordance with GAAP as in effect on the date of this Agreement; and provided further, if the Borrower obtains knowledge of any modification to or change in GAAP occurring after the date hereof that would result in changing the construction of any term(s) necessary for determining compliance with any financial covenant set forth in
Article V, then the Borrower shall provide the Administrative Agent with written notice of such modification or change as soon as practicable after obtaining knowledge thereof, which notice shall describe the anticipated effect of such change upon the determination of such compliance and may, at the election of the Borrower, request that the Administrative Agent consent to the determination of such compliance based upon the modified construction of such term(s). Promptly following receipt of such request, the Administrative Agent shall advise the Borrower as to whether they consent to such determination (which consent shall not be unreasonably withheld) on the basis of GAAP as so modified or changed or whether such determination shall continue to be construed in accordance with GAAP as in effect on the date of this Agreement; provided that any failure to so advise the Borrower within ten (10) days following receipt of notice shall be deemed a refusal of such request.

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




                                   ARTICLE II

                           AMOUNTS AND TERMS OF LOANS

     Section 2.1 The Commitments.

         (a) Tranche A Loans. Subject to and upon the terms and conditions herein set forth, on the Closing Date, the Borrower may borrow Tranche A Loans from the Lenders, and each Lender agrees, severally and not jointly, to make a Tranche A Loan to the Borrower, in an aggregate principal amount at any time outstanding not to exceed the Tranche A Commitment set forth opposite such Lender's name on the signature pages hereto; provided that the aggregate principal amount of: (i) the Tranche A Borrowing shall not exceed the lesser of
(A) one and one-quarter of one percent (1.25%) of the aggregate unpaid principal amount of Mortgage Loans included in the Approved Existing Portfolio (as reflected in the most recent Servicing Portfolio Report delivered to the Administrative Agent, absent manifest error in such report) and (B) sixty-five percent (65%) of the appraised value of the Direct Servicing Rights relating to Mortgage Loans included in the Approved Existing Portfolio (as reflected in the most recent Servicing Portfolio Report delivered to the Administrative Agent, absent manifest error in such report); and (ii) Loans outstanding at any time shall not exceed the applicable limitations set forth in Section 2.9(b). Subject to Section 2.11, each Tranche A Loan shall be an Alternate Base Rate Loan, a Fed Funds Loan or a LIBOR Loan. The Lenders shall fund the Tranche A Borrowing ratably in proportion to their respective Percentage Shares. Once prepaid or repaid, Tranche A Loans may not be reborrowed.

         (b) Tranche B Loans. Subject to and upon the terms and conditions herein set forth, at any time and from time to time from the Closing Date up to but excluding the date upon which the Tranche B Commitments are terminated, the Borrower may borrow Tranche B Loans from the Lenders, and each Lender agrees, severally and not jointly, to make Tranche B Loans to the Borrower, in an aggregate principal amount at any time outstanding not to exceed the Unutilized Tranche B Commitment of such Lender; provided that the aggregate principal amount of: (i) each Tranche B Borrowing shall not exceed the least of: (A) one and one-quarter of one percent (1.25%) of the aggregate unpaid principal amount of Mortgage Loans included in the Approved Acquired Portfolio financed with the proceeds of such Tranche B Borrowing (as reflected in the Servicing Acquisition Report required to be delivered to the Administrative Agent under Section 3.3 hereof in connection with such proposed Borrowing, absent manifest error in such report), (B) sixty-five percent (65%) of the appraised value of the Direct Servicing Rights relating to Mortgage Loans included in the Approved Acquired Portfolio being financed with the proceeds of such Tranche B Borrowing (as reflected in the Servicing Acquisition Report required delivered to the Administrative Agent under Section 3.3 hereof in connection with such proposed Borrowing, absent manifest error in such report); and (C) the Servicing Acquisition Costs to be financed by such Tranche B Borrowing (as such costs are reflected in the Servicing Acquisition Report required to be delivered to the Administrative Agent under Section 3.3 hereof, absent manifest error in such report); and (ii) Loans outstanding at any time shall not exceed the applicable limitations set forth in Section 2.9(b). Subject to Section 2.11, each Tranche B Loan shall be an Alternate Base Rate Loan, a Fed Funds Loan or a LIBOR Loan.

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



Each Tranche B Borrowing shall be in an aggregate principal amount of not less than $1,000,000 (or any lesser amount equal to the aggregate Unutilized Tranche B Commitment). The Lenders shall fund each Tranche B Borrowing ratably in proportion to their respective Percentage Shares. Once prepaid or repaid, Tranche B Loans may not be reborrowed.

         (c) Tranche C Loans. Subject to and upon the terms and conditions herein set forth, at any time and from time to time from the Closing Date up to but excluding the date upon which the Tranche C Commitments are terminated, the Borrower may borrow Tranche C Loans from the Lenders, and each Lender agrees, severally and not jointly, to make Tranche C Loans to the Borrower, in an aggregate principal amount at any time outstanding not to exceed the Tranche C Commitment set forth opposite such Lender's name on the signature pages hereto; provided that the aggregate principal amount of: (i) Tranche C Loans outstanding at any time shall not exceed the lesser of (A) the aggregate Tranche C Commitments of all of the Lenders then in effect, and (B) the then current Collateral Value of the Tranche C Borrowing Base; and (ii) Loans outstanding at any time shall not exceed the applicable limitations set forth in Section 2.9(b). Subject to Section 2.11, each Tranche C Loan shall be an Alternate Base Rate Loan, a Fed Funds Loan or a LIBOR Loan. Each Tranche C Borrowing shall be in an aggregate principal amount of not less than $100,000 or $1,000,000 in the case of a LIBOR Loan (or any lesser amount equal to the unused Tranche C Commitments). The Lenders shall make each Tranche C Borrowing ratably in proportion to their respective Percentage Shares. Within the foregoing limits and subject to the conditions set forth in Article III, the Borrower may borrow and reborrow Tranche C Loans under Section 2.3 and prepay Tranche C Loans under
Section 2.10. No Tranche C Loans shall be outstanding during the period commencing on the third (3rd) Business Day of each month up to but not including the fifteenth (15th) calendar day of such month) (or the prior Business Day if the fifteenth (15th) day of such month is not a Business Day), during which period the Borrower shall make no Tranche C Borrowings and the Lenders shall make no Tranche C Loans.

         (d) Tranche D Loans. Subject to and upon the terms and conditions herein set forth, at any time and from time to time from the Closing Date up to but excluding the date upon which the Tranche D Commitments are terminated, the Borrower may borrow Tranche D Loans from the Lenders, and each Lender agrees, severally and not jointly, to make Tranche D Loans to the Borrower, in an aggregate principal amount at any time outstanding not to exceed the Tranche D Commitment set forth opposite such Lender's name on the signature pages hereto, provided that the aggregate principal amount of: (i) Tranche D Loans outstanding at any time shall not exceed the lesser of (A) the aggregate Tranche D Commitments of all of the Lenders then in effect, and (B) the then current Collateral Value of the Tranche D Borrowing Base; and (ii) Loans outstanding at any time shall not exceed the applicable limitations set forth in Section 2.9(b). Subject to Section 2.11, each Tranche D Loan shall be an Alternate Base Rate Loan, a Fed Funds Loan or a LIBOR Loan. Each Tranche D Borrowing shall be in an aggregate principal amount of not less than $100,000 or $1,000,000 in the case of a LIBOR Loan (or any lesser amount equal to the unused Tranche D Commitments). The Lenders shall make each Tranche D Borrowing ratably in proportion to their respective Percentage Shares. Within the foregoing limits and subject to the conditions set forth in Article III, the Borrower may borrow and reborrow Tranche D Loans under Section 2.3 and prepay Tranche D Loans under

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



Section 2.10.

     Section 2.2 Reduction and Termination of Commitments.

         The Tranche A Commitments shall terminate upon the consummation of the Tranche A Borrowing on the Closing Date. The Tranche B Commitments shall terminate in their entirety on the earlier of the Tranche B Commitment Expiration Date and any date upon which all Loans become due and payable pursuant to Section 6.1. The Tranche C Commitments and the Tranche D Commitments shall terminate in their entirety on the earlier of July 31, 1996 and any date upon which all Loans become due and payable pursuant to Section 6.1. The Borrower shall have the right upon at least thirty (30) days' prior irrevocable written notice to the Administrative Agent and each of the Lenders to (i) terminate the Tranche B Commitments, the Tranche C Commitments or the Tranche D Commitments in their entirety, or (ii) reduce the Tranche B Commitments, the Tranche C Commitments or the Tranche D Commitments, provided that any such reduction of Commitments shall reduce each Lender's applicable Commitment on a pro rata basis in accordance with each such Lender's Percentage Share.

     Section 2.3 Method of Borrowing.

         (a) Borrowings. Whenever the Borrower desires to make a Borrowing hereunder, or to convert any Loan into a different Type of Loan pursuant to
Section 2.4, or to continue any Loan for an additional LIBOR Interest Period, an Authorized Officer shall deliver to the Administrative Agent notice of such proposed Borrowing, conversion or continuation (a "Notice of Borrowing" or "Notice of Conversion/Continuation", as the case may be) each such notice to be given (x) prior to 1:30 p.m. (New York City time) on the date of such proposed Borrowing or conversion, in the case of a Borrowing of Alternate Base Rate Loans or Fed Funds Loans or a conversion of LIBOR Loans into Alternate Base Rate Loans or Fed Funds Loans and (y) prior to 11:00 a.m. (New York City time) on the third LIBOR Business Day before the date of such proposed Borrowing, conversion or continuation, in the case of a Borrowing of LIBOR Loans, a conversion of Alternate Base Rate Loans or Fed Funds Loans into LIBOR Loans, or a continuation of LIBOR Loans for an additional LIBOR Interest Period. Each such notice shall be irrevocable and shall be in the form of Exhibit G or H, as the case may be. Notwithstanding any other provision to the contrary no more than five (5) LIBOR Interest Periods may be in effect hereunder at any time.

         (b) Telephonic Notices. Without in any way limiting the Borrower's obligation to deliver to the Administrative Agent a copy of any written Notice of Borrowing or Notice of Conversion/Continuation, the Administrative Agent may act without liability upon the basis of any telephonic notice of Borrowing or notice of conversion/continuation, as the case may be, in each case believed by the Administrative Agent in good faith to be from an Authorized Officer prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice, absent manifest error, gross negligence or willful misconduct by the Administrative Agent. An Authorized Officer shall promptly confirm in writing any Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, given by telephone, no later than the close of business on the Business Day such notice is given; provided that such

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



Authorized Officer's failure to confirm any notice by telephone shall not in any way limit the ability of the Administrative Agent to act upon such telephonic notice without liability in accordance with the preceding sentence.

         (c) Notices to Lenders. The Administrative Agent shall promptly (and in any event by 2:00 p.m. (New York City time) on the date of receipt of such Notice of Borrowing or Notice of Conversion/Continuation give each Lender and the Servicing Collateral Agent telefacsimile notice of each proposed Borrowing, conversion or continuation, as the case may be, of such Lender's Percentage Share thereof and of any other matters covered by such notice.

         (d) Notice of LIBOR Rate Determination. Upon determining the applicable LIBOR Rate for each LIBOR Interest Period, the Administrative Agent shall notify the Borrower and each Lender of such LIBOR Rate prior to 2:00 p.m. (New York City time) on the second (2nd) LIBOR Business Day prior to the date of each proposed Borrowing of LIBOR Loans, conversion of Alternate Base Rate Loans or Fed Funds Loans into LIBOR Loans or a continuation of LIBOR Loans for an additional LIBOR Interest Period, and such determination by the Administrative Agent shall be conclusive and binding absent manifest error.

         (e) Affirmation of Representations. By delivering a Notice of Conversion/Continuation to the Administrative Agent hereunder of the continuation of any LIBOR Loan for an additional LIBOR Interest Period or the conversion of any Alternate Base Rate Loans or Fed Funds Loans into LIBOR Loans, the Borrower shall be deemed to have represented and warranted that no Potential Default or Event of Default has occurred and is continuing.

     Section 2.4 Conversions and Continuations.

         (a) Conversions and Continuations. Subject to the terms and conditions hereof and in accordance with the procedures for conversions and the other provisions set forth in Section 2.3(a), each Lender agrees to convert outstanding Loans from Alternate Base Rate Loans or Fed Funds Loans into LIBOR Loans and from LIBOR Loans into Alternate Base Rate Loans or Fed Funds Loans (in each case in an aggregate principal amount not to exceed the aggregate principal amount of the Alternate Base Rate Loans, Fed Funds Loans or LIBOR Loans, as the case may be, then outstanding and being converted) and to continue outstanding LIBOR Loans for additional LIBOR Interest Periods; provided that (i) any conversion of LIBOR Loans into Alternate Base Rate Loans or Fed Funds Loans may only be made on the last day of the LIBOR Interest Period applicable to such LIBOR Loans being converted; and (ii) if an Event of Default has occurred and is continuing, no outstanding Alternate Base Rate Loans or Fed Funds Loans may be converted into LIBOR Loans and no LIBOR Loans may, at the end of the LIBOR Interest Period applicable thereto, be continued as a LIBOR Loan for an additional LIBOR Loan Interest Period. Each Lender will make such conversions and continuations without an exchange of funds.

         (b) Conversions Upon Absence of Notice. If the Administrative Agent has not received a timely Notice of Borrowing or Notice of Conversion/Continuation from the

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Borrower prior to the expiration of any LIBOR Interest Period for any outstanding LIBOR Loans of the Borrower, the Borrower shall be deemed to have irrevocably elected to convert such LIBOR Loans into Alternate Base Rate Loans.

     Section 2.5 Disbursement of Funds.

         (a) Funds Transfers to Pre-Disbursement Account. Each Lender shall make available to the Administrative Agent an amount equal to such Lender's Percentage Share of each proposed Borrowing, in immediately available funds by wire transfer of such funds to the Pre-Disbursement Account no later than 3:00 p.m. on the date of the proposed Borrowing. The Administrative Agent shall hold funds transferred to the Pre-Disbursement Account pending disbursement in accordance with subsection (b) below.

         (b) Disbursement. Unless the Administrative Agent determines that any applicable condition in Article III has not been satisfied, the Administrative Agent shall make amounts held in the Pre-Disbursement Account with respect to a proposed Borrowing available to the Borrower in immediately available funds by wire transfer of such amounts to such account as the Borrower directs in writing for such purpose (except for the proceeds of a Tranche C Borrowing which shall be funded directly into the applicable Agency P&I Custodial Account) no later than 12:00 noon (New York City time) on the date of the proposed Borrowing. If any proposed Borrowing does not occur on the requested date because any condition precedent herein specified has not been met, the Administrative Agent shall so notify the Lenders promptly and shall return the amounts so received to the respective Lenders.

         (c) Defaulting Lender; Reimbursement of Administrative Agent. Unless the Administrative Agent has been notified by any Lender before 2:30 p.m. (New York City time) on the date of a proposed Borrowing that such Lender does not intend to make available to the Administrative Agent on such date an amount equal to such Lender's Percentage Share of such Borrowing, the Administrative Agent may assume that such Lender will make such amount available to the Administrative Agent on such date, and the Administrative Agent may (but shall not be obligated to) make available a corresponding amount to the Borrower. If and to the extent any Lender fails to make its full amount available to the Administrative Agent and the Administrative Agent in such circumstances has made available such amount to the Borrower, such Lender shall on the next Business Day following the date of such Borrowing make such amount available to the Administrative Agent in immediately available funds by wire transfer of such funds to such account as the Administrative Agent directs for such purpose, together with interest thereon at a rate per annum equal to the interest rate applicable at the time of the Loans constituting such Borrowing for and determined as of each day from the date of such Borrowing to the next Business Day. A certificate of the Administrative Agent submitted to any Lender with respect to amounts owing under this subsection (c) shall be conclusive and binding, absent manifest error. If such amount is so made available, such payment to the Administrative Agent shall constitute such Lender's Loan on the Borrowing Date for all purposes of this Agreement. If such amount is not made so available to the Administrative Agent on the next Business Day following the Borrowing Date, the Administrative Agent shall notify the Borrower of such failure to fund and, upon demand by the Administrative Agent, the Borrower shall pay such

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



amount to the Administrative Agent for the Administrative Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans constituting such Borrowing.

         (d) Obligations of Lenders Several and Not Joint. No Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder, and each Lender shall be obligated to make the Loans on the terms set forth herein, regardless of the failure of any other Lender to fulfill its obligations hereunder.

     Section 2.6 Notes.

         The Borrower's obligation to repay the Loans made to it by each Lender shall be evidenced by a promissory note (each, a "Note" and collectively, the "Notes"), substantially in the form of Exhibit A, with blanks appropriately completed in conformity therewith and payable to the order of such Lender. Each Lender shall, and is hereby authorized by the Borrower to, endorse on the schedule attached to the applicable Note delivered to such Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in such Lender's internal records, an appropriate notation evidencing the date and amount of each Loan from such Lender, whether such Loan is a Tranche A Loan, Tranche B Loan, Tranche C Loan or Tranche D Loan, the Type of such Loan, each payment and prepayment of principal of any such Loan, each payment of interest on any such Loan, applicable interest rates and LIBOR Interest Periods, if any, and other information with respect thereto, and any such recordation shall, absent manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure of any Lender to make such a notation or any error therein shall not affect the Obligations of the Borrower, including its Obligation to repay the Loans made by such Lender in accordance with the terms of this Agreement and the applicable Notes.

     Section 2.7 Interest and Fees.

         (a) Fed Funds Loans. The Borrower agrees to pay interest in respect of the unpaid principal amount of each Fed Funds Loan at a rate per annum equal to the Federal Funds Rate in effect from time to time plus (i) one and three-quarters of one percent (1.75%) if such Fed Funds Loan is a Tranche C Loan, (ii) two percent (2.0%) if such Fed Funds Loan is a Tranche D Loan and
(iii) two and one-quarter of one percent (2.25%) if such Fed Funds Loan is a Tranche A Loan or a Tranche B Loan.

         (b) Alternate Base Rate Loans. The Borrower agrees to pay interest in respect of the unpaid principal amount of each Alternate Base Rate Loan at a rate per annum equal to the Alternate Base Rate plus (i) seven-eighths of one percent (.875%) if such Alternate Base Rate Loan is a Tranche C Loan, (ii) one percent (1.0%) if such Alternate Base Rate Loan is a Tranche D Loan, and (iii) one and one-eighth of one percent (1.125%) if such Alternate Base Rate Loan is a Tranche A Loan or a Tranche B Loan.

         (c) LIBOR Loans. The Borrower agrees to pay interest in respect of the unpaid principal amount of each LIBOR Loan for each day during the LIBOR Interest Period

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applicable thereto at a rate per annum equal to the LIBOR Rate for such LIBOR
Interest Period plus (i) one and three-quarters of one percent (1.75%) if such LIBOR Loan is a Tranche C Loan, (ii) two percent (2.0%) if such LIBOR Loan is a Tranche D Loan and (iii) two and one-quarter percent (2.25%) if such LIBOR Loan is a Tranche A Loan or a Tranche B Loan.

         (d) Overdue Amounts. Overdue principal and interest in respect of each Loan and all other overdue amounts owing hereunder shall bear interest for each day that such amounts are overdue (before as well as after judgment) at a rate per annum equal to the Alternate Base Rate in effect from time to time plus two percent (2.0%).

         (e) Interest Accrual and Payment Dates. Interest on each Loan shall accrue from and including the Borrowing Date thereof to but excluding the date of any repayment thereof and shall be payable (i) monthly on or before the second Business Day after receipt of the billing statement referred to in clause
(f) below, (ii) on any prepayment or repayment in full of all of any Lender s outstanding Loans, (iii) at maturity (whether by acceleration or otherwise) and
(iv) after maturity, on demand.

         (f) Interest Billing Statements. The Administrative Agent shall deliver to the Borrower an interest billing statement for each month on or before the third Business Day of the next succeeding month, which interest billing statement shall set forth the interest accrued on the Loans (including LIBOR Loans) for such month; provided that any failure or delay in delivering such interest billing statement to the Borrower or any inaccuracy therein shall not affect the Obligations. The Administrative Agent shall deliver to each applicable Lender, on the Business Day following the Borrower's payment of the accrued interest set forth on such interest billing statement, a copy of such statement with a confirmation that the accrued interest set forth thereon has been paid by the Borrower. Notwithstanding the foregoing, to the extent any Lender has entered into a separate written agreement of the type described in
Section 2.7(l), such Lender shall give promptly notice thereof to the Administrative Agent and deliver its billing statement for such month directly to the Borrower and shall collect any interest payments due to such Lender as set forth in such billing statements; provided that if a Potential Default or an Event of Default shall have occurred and be continuing, such Lender shall deliver a copy of its then current interest billing statement and each subsequent interest billing statement to the Administrative Agent and the Borrower shall be instructed by such Lender to remit amounts due to such Lender to the Administrative Agent. Each Lender providing notice to the Administrative Agent pursuant to the previous sentence shall indemnify and hold the Administrative Agent harmless from and against the collection of interest from the Borrower with respect to the Loans accruing interest at the reduced rates as described in Section 2.7(l) and agrees that the Administrative Agent shall have no liability or obligation with respect to such collections.

         (g) Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee (the "Commitment Fee") at a rate per annum equal to one-quarter of one percent (0.25%) of the amount of such Lender's aggregate Unutilized Tranche B Commitments, Tranche C Commitments (whether used or unused) and Tranche D Commitments (whether used or unused). The Commitment Fees shall be payable quarterly in arrears on the last Business Day of each quarter, commencing September 29, 1995.

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



         (h) Usage Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a usage fee (the "Usage Fee") at a rate per annum equal to one-quarter of one percent (0.25%) of the amount of such Lender's aggregate Tranche A Loans and Tranche B Loans outstanding during each calendar quarter. The Usage Fees shall be calculated and payable quarterly in arrears on the last Business Day of each calendar quarter, commencing September 29, 1995.

         (i) Administrative Agent's and Arranger's Fee. The Borrower agrees to pay to the Administrative Agent, for its own account, fees in the amount and on the dates separately agreed to by the Administrative Agent and the Borrower.

         (j) Tranche A Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a fee (the "Tranche A Fee") equal to one percent (1.00%) of the amount of such Lender's aggregate Tranche A Loan made on the Closing Date. Such Tranche A Fee shall be due and payable on the Closing Date.

         (k) Tranche B Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender that is a Lender as of the Closing Date a fee (the "Tranche B Fee") equal to one percent (1.00%) of the amount of each Tranche B Loan made by such Lender (each of which Tranche B Loans shall include, for the purpose of determining the Tranche B Fee payable to each such Lender, any Tranche B Loans made by assignees of such Lender). The Tranche B Fees shall be due and payable on each date that a Tranche B Loan is made.

         (l) Reduced Interest Rates. Each Lender may from time to time, in its sole discretion, offer to the Borrower to have a portion of such Lender's Loans bear interest at a reduced interest rate in consideration of the Borrower's maintenance of compensating balances with such Lender. Any such agreement between such Lender and the Borrower shall be evidenced by a separate written agreement executed by such Lender and the Borrower; provided that in no event shall any Lender agree in such agreement to an interest rate on overdue amounts hereunder that is less than the rate specified in Section 2.7(d).

         (m) Computations of Interest and Fees. All computations of interest and Fees shall be made on the basis of a year of three hundred and sixty (360) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable. Each determination by the Administrative Agent of an interest rate or Fee hereunder shall be conclusive and binding absent manifest error.

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



     Section 2.8 Payments; Distributions and Applications of Payments.

         (a) Place and Time of Payments. Except as otherwise specifically provided herein, all payments by or on behalf of the Borrower under this Agreement and the Notes shall be made without defense, set-off or counterclaim to the Administrative Agent no later than 1:30 p.m. (New York City time) on the date when due, it being expressly agreed and understood that if a payment is received after 1:30 p.m. (New York City time) by the Administrative Agent, such payment shall be deemed to have been made on the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension. All payments hereunder shall be made in U.S. Dollars in immediately available funds at the Payment Office.

         (b) Next Business Day. Whenever any payment to be made hereunder or under any Note is stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

         (c) Notice of Payments. On any date upon which the Borrower makes a payment hereunder (by wire transfer of funds, by requesting the Administrative Agent to apply funds in the Servicing Settlement Account and/or the Operating Account to pay the Borrower's Obligations or otherwise), the Borrower shall give notice to the Administrative Agent of such payment in the form attached hereto as Exhibit L (a "Notice of Payment") by 1:30 p.m. (New York City time). Each Notice of Payment shall be supported by a Borrowing Base Certificate and shall advise the Administrative Agent as to: (i) whether the Borrower is requesting application of funds in the Servicing Settlement Accounts to pay its Obligations; (ii) whether such payment (or what portion thereof) is in respect of principal, interest, Fees or other amounts payable by the Borrower hereunder;
(iii) if such payment is in respect of principal, (A) whether such payment is a mandatory repayment required under Section 2.9 and, if applicable, the designation of the Types of Loans to be repaid or (B) whether such payment is an optional prepayment permitted under Section 2.10, and, if so, the Type(s) of Loans the Borrower is prepaying; provided that a Notice of Payment delivered to the Administrative Agent shall be for purposes of advising and assisting the Administrative Agent in its duties hereunder and, in no event, shall the foregoing be construed as obligating the Administrative Agent to apply funds in accordance with any Notice of Payment delivered to it. For payments made in respect of interest, the Borrower shall attach the applicable interest billing statement to its Notice of Payment. The Borrower hereby irrevocably unconditionally authorizes the Administrative Agent to debit the Operating Account in the amount of interest and Fees due and payable on the due date for such interest and Fees specified in Section 2.7 if such interest and Fees have not been previously paid by the Borrower.

         (d) Distributions of Payments to Lenders. Upon receipt of any payment hereunder, the Administrative Agent will promptly thereafter (and in any event by the close of business on the day on which such funds are received if such funds are received by the Administrative Agent at or prior to 1:30 p.m. (New York City time) or, if such funds are received by the Administrative Agent after 1:30 p.m. (New York City time), by the close of business on

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



the next succeeding Business Day) distribute funds in the form received relating to the payment of (i) principal of or interest on any Loans and any Facility Fees ratably to the Lenders, and (ii) any Fees and any other amount payable to any Secured Party to such Secured Party. Prior to the maturity of the Loans and other Obligations (upon scheduled maturity, acceleration or otherwise), if no Potential Default or Event of Default has occurred and is continuing, the Administrative Agent shall apply all payments of principal hereunder in accordance with subsection (e) below, and if a Potential Default or an Event of Default has occurred and is continuing, the Administrative Agent shall apply all payments received hereunder in accordance with subsection (f) below. Upon and following the maturity of the Loans (upon scheduled maturity, acceleration or otherwise), the Administrative Agent shall apply all payments received hereunder in accordance with subsection (g) below.

         (e) Applications of Payments; No Potential Default or Event of Default. Prior to the maturity of the Loans and other Obligations (upon scheduled maturity, acceleration or otherwise), if no Potential Default or Event of Default has occurred and is continuing, the Administrative Agent shall apply all funds received on any day from the Borrower hereunder, in respect of the principal of the Loans, or under the Servicing Security Agreement, including funds from the Servicing Settlement Account, as follows: first, if interest on the Loans or any Fee is due and payable on such day, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with the amount of interest due and payable on their respective outstanding Loans and Commitments to the Borrower, to pay all such unpaid interest and Fees; second, if any Loans of the Borrower are due and payable on such day under Section 2.9, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with the aggregate principal amounts of their respective outstanding Loans to the Borrower that are due and payable on such day, to repay the aggregate principal amount of such Loans, and, if applicable, the Administrative Agent shall apply such funds pursuant to the order of allocation set forth in
Section 2.9; third, if any Loans of the Borrower are to be prepaid on such day under Section 2.10, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with the aggregate principal amounts of their respective outstanding Loans to the Borrower, to prepay the aggregate principal amount of such Loans, and, if applicable, the Administrative Agent shall apply such funds pursuant to the order of allocation set forth in instructions received from the Borrower, or if no such instructions are received, to the order of allocation set forth in Section 2.10; and fourth, if any balance remains after application of such funds in accordance with the foregoing clauses first through third, the Administrative Agent shall release such balance to the Borrower by transfer to the Operating Account or to such other account as such Borrower directs the Administrative Agent in writing for such purpose.

         (f) Applications of Payments; Potential Default or Event of Default. Prior to the maturity of the Loans and other Obligations (upon scheduled maturity, acceleration or otherwise), if any Potential Default or Event of Default has occurred and is continuing, the Administrative Agent shall apply all funds received on any day from the Borrower hereunder or under the Servicing Security Agreement (including funds held in the Servicing Settlement Account), as follows: first, if the Servicing Collateral Agent has incurred fees, costs and expenses in connection with such Potential Default or Event of Default or fees, costs and expenses are otherwise payable to it in its capacity as Servicing Collateral Agent under the

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Servicing Security Agreement, the Administrative Agent shall pay such funds to the Servicing Collateral Agent as reimbursement therefor, in an amount equal to such reasonable fees, costs and expenses; second, if the Administrative Agent has reasonably incurred fees, costs and expenses in connection with such Potential Default or Event of Default or fees, costs or expenses are otherwise payable to it in its capacity as Administrative Agent under the Loan Documents, the Administrative Agent shall pay such funds to itself as reimbursement therefor, in an amount equal to such fees, costs and expenses; third, if interest on the Loans or any Fee is due and payable on such day, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with the amount of interest and/or Fees due and payable on their respective outstanding Loans and Commitments to the Borrower, to pay all such unpaid interest and Fees; fourth, if any Loans of the Borrower are due and payable on such day under Section 2.9, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with the aggregate principal amounts of their respective outstanding Loans to the Borrower that are due and payable on such day, to repay the aggregate principal amount of such Loans, and, if applicable, the Administrative Agent shall apply such funds pursuant to the order of allocation set forth in Section 2.9; fifth, if other Obligations of the Borrower are due and payable on such day, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with their other respective Obligations owed to them by the Borrower that are due and payable on such day, to pay all such Obligations; sixth, if any Warehouse Obligations of the Borrower are due and payable on such day, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with their respective Warehouse Obligations owed to them by the Borrower that are due and payable on such day, to pay all such Warehouse Obligations; and seventh, if any balance remains after application of such funds in accordance with clauses first through sixth above the Administrative Agent shall hold such balance in the Servicing Settlement Account as cash collateral securing the Obligations until such Potential Default or Event of Default, as the case may be, is no longer continuing, in which event such balance shall be applied in accordance with subsection (e) above, or the maturity of the Loans and other Obligations (upon scheduled maturity, acceleration or otherwise), in which event such balance shall be applied in accordance with subsection (g) below. The Borrower hereby consents to the Administrative Agent's holding of such funds as cash collateral and grants to the Administrative Agent, for the benefit of the Secured Parties a security interest in such proceeds hereafter acquired by the Administrative Agent, as collateral for the payment and performance of the Obligations.

         (g) Applications of Payments; Maturity of Loans. Upon and following the maturity of all Loans (upon scheduled maturity, acceleration or otherwise), the Administrative Agent shall apply all funds in Servicing Settlement Account, the Controlled Disbursement Account and the Pre-Disbursement Account and all amounts received on any day by the Administrative Agent hereunder, under the Servicing Security Agreement or otherwise on account of the Obligations of the Borrower, as follows: first, if the Servicing Collateral Agent has incurred fees, costs and expenses in connection with any Event of Default or fees, costs and expenses are otherwise payable to it in its capacity as Servicing Collateral Agent under the Servicing Security Agreement, the Administrative Agent shall pay such funds to the Servicing Collateral Agent as reimbursement therefor, in an amount equal to such reasonable fees, costs and expenses; second, if the Administrative Agent has reasonably incurred fees, costs and

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



expenses reasonably in connection with any Event of Default or fees, costs and expenses are otherwise payable to it in its capacity as Administrative Agent for the Lenders under the Loan Documents, the Administrative Agent shall pay such funds to itself as reimbursement therefor, in an amount equal to such fees, costs and expenses; third, if interest on the Loans or any Fee is due and payable on such day, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with the amount of interest due and payable on their respective outstanding Loans and Commitments to the Borrower, to pay all such unpaid interest and Fees; fourth, with respect to the principal of such Borrower's Loans due and payable on such day, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with the aggregate principal amounts of their respective outstanding Loans to the Borrower, to repay all such principal amounts and, if applicable, the Administrative Agent shall apply such funds pursuant to the order of allocation set forth in Section 2.9; fifth, if any other Obligations of the Borrower are due and payable on such day, the Administrative Agent shall distribute such funds ratably to all of the Lenders in accordance with their respective remaining unpaid Obligations of such Borrower, to pay all such remaining unpaid Obligations; sixth, if any Warehouse Obligations of the Borrower are due and payable on such day, the Administrative Agent shall distribute such funds ratably to the Lenders, in accordance with their respective Warehouse Obligations owed to them by the Borrower that are due and payable on such day, to pay all such Warehouse Obligations; and seventh, if any balance remains after application of such funds in accordance with the foregoing clauses first through sixth, the Administrative Agent shall pay such proceeds to the Borrower by transfer to the Operating Account or to the other account as the Borrower directs the Administrative Agent in writing for such purpose.

     Section 2.9 Mandatory Repayment Events.

         (a) Facility Maturity. The Borrower shall repay all of its outstanding Tranche A Loans and Tranche B Loans on the Term Loan Maturity Date and on any date upon which the maturity of the Loans is accelerated pursuant to Section
6.1. The Borrower shall repay all of its outstanding Tranche C Loans and Tranche D Loans on July 31, 1996 and on any date upon which the maturity of the Loans is accelerated pursuant to Section 6.1.

         (b) Aggregate Principal Balance Limitations of Loans. (i) On any date upon which the aggregate principal amount of any of the outstanding Loans exceeds the applicable limitations set forth in Sections 2.1(c) or 2.1(d), or the limitations set forth in clause (ii) below, the Borrower shall repay the aggregate principal amount of such Loans as is necessary so that such aggregate principal amount does not exceed such limitations. The Borrower may designate in a Notice of Payment the Types of its Loans to be repaid and the order of repayment thereof. If the Borrower fails to make such a designation, the Administrative Agent shall apply any funds received from the Borrower pursuant to this Section 2.9 as follows: first, to Tranche D Loans; second, to Tranche C Loans; third, to Tranche B Loans; and fourth, to Tranche A Loans, and within each such tranche, as follows: first, to such Loans that are Alternate Base Rate Loans then outstanding, second, to such Loans that are Fed Funds Loans then outstanding, and third, to such Loans that are LIBOR Loans then outstanding.

                (ii) Notwithstanding anything contained herein, in no event shall the

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aggregate principal amount of: (A) Tranche A Loans and Tranche B Loans outstanding at any time exceed the lesser of (I) one and one-quarter of one percent (1.25%) of the aggregate unpaid principal amount of Mortgage Loans included in the Approved Servicing Portfolio (as reflected in the most recent Servicing Portfolio Report delivered to the Administrative Agent, absent manifest error in such report); and (II) sixty-five percent (65%) of the appraised value of the Direct Servicing Rights relating to Mortgage Loans included in the Approved Servicing Portfolio (as reflected in the most recent Servicing Portfolio Report delivered to the Administrative Agent, absent manifest error in such report); (B) Tranche A Loans, Tranche B Loans and Tranche D loans outstanding at any time exceed the SubBorrowing Limit; and (C) Loans outstanding at any time exceed the Maximum Borrowing Limit.

                (iii) Any repayment of Tranche A Loans or Tranche B Loans under this Section 2.9(b) shall be applied to installments under Sections 2.9(c) or 2.9(d), respectively, in inverse order of maturities.

         (c) Amortization of Tranche A Loans. The Borrower shall repay the aggregate principal amount of the outstanding Tranche A Loans in twenty (20) equal quarterly installments, each such installment to be in an amount equal to five percent (5%) of the aggregate principal amount of the Tranche A Loans outstanding on the Closing Date after giving effect to the Tranche A Borrowing. The Borrower shall make each such payment quarterly in arrears, with the first such payment due on September 30, 1995 and each payment due thereafter on the last Business Day of each subsequent calendar quarter. Any funds received by the Administrative Agent as a repayment pursuant to this subsection (c) shall be applied, as applicable, first, to Tranche A Loans that are Alternate Base Rate Loans then outstanding, second, to Tranche A Loans that are Fed Funds Loans then outstanding, and third, to Tranche A Loans that are LIBOR Loans then outstanding.

         (d) Amortization of Tranche B Loans. The Borrower shall repay the aggregate principal amount of any Tranche B Loans outstanding as of the first anniversary of the Closing Date, in sixteen (16) equal quarterly installments, each in an amount equal to six and one-quarter percent (6.25%) of the aggregate principal amount of the Tranche B Loans outstanding as of the first anniversary of the Closing Date. The Borrower shall repay the aggregate principal amount of any Tranche B Loans made after the first anniversary of the Closing Date and outstanding as of the Tranche B Commitment Expiration Date in twelve (12) equal quarterly installments, each in an amount equal to eight and one-third percent (8.33%) of the aggregate principal amount of such Tranche B Loans outstanding on the Tranche B Commitment Expiration Date. The Borrower shall make each such installment payment on the Tranche B Loans quarterly in arrears, with the first such payment due on September 30, 1996 and each payment thereafter due on the last day of each subsequent calendar quarter. Any funds received by the Administrative Agent from the Borrower as a repayment pursuant to this subsection (d) shall be applied first, to Loans that are outstanding Alternate Base Rate Loans, second, to such Loans that are outstanding Fed Funds Loans, and third, to such Loans that are outstanding LIBOR Loans.

         (e) Tranche C Loans. The Borrower shall repay all outstanding Tranche C

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Loans on or before the third (3rd) Business Day of each month, so that no
Tranche C Loans remain outstanding during the period commencing on the third
(3rd) Business Day up to but not including the fifteenth (15th) calendar day of each month (or the prior Business Day if the fifteenth (15th) is not a Business
Day).

         (f) LIBOR Loans. All prepayment of LIBOR Loans under this Section 2.9 shall be subject to Section 2.13.

     Section 2.10 Optional Prepayments.

         (a) Notice of Payment; Designation of Payment Applications. The Borrower shall have the right at any time and from time to time to prepay its outstanding Loans, in whole or in part; provided that the Borrower shall deliver to the Administrative Agent a Notice of Payment with respect to each of the Borrower's prepayments prior to 1:30 p.m. (New York City time) on the day of each such proposed prepayment; and provided further, that each partial prepayment of any Loan shall be in an aggregate principal amount of $100,000 or any multiple of $50,000 in excess thereof. The Borrower shall designate in the Notice of Payment delivered in connection with any proposed prepayment whether such prepayment is of Tranche A Loans, Tranche B Loans, Tranche C Loans or Tranche D Loans.

         (b) Failure to Designate Payment Applications. If such Borrower fails to make such a designation, the Administrative Agent shall apply any funds received as a prepayment under this Section 2.10, to the extent applicable, as follows: first, to Loans that are Alternate Base Rate Loans, second, to Loans that are Fed Funds Loans, and third, to such Loans that are LIBOR Loans. Any repayment of Tranche A Loans or Tranche B Loans under this Section 2.10 shall be applied in inverse order of maturity.

         (c) No Premiums. All prepayments of Loans under this Section 2.10 shall be without premium or penalty; provided that any prepayment of LIBOR Loans shall be subject to the provisions of Section 2.13.

     Section 2.11 LIBOR Rate Not Determinable; Illegality or Impropriety.

         (a) LIBOR Rate Not Determinable. In the event, and on each occasion, that on or before the day on which the LIBOR Rate for any LIBOR Interest Period is to be determined, the Administrative Agent determines in good faith that the LIBOR Rate cannot be determined for any reason, the Administrative Agent shall give written notice of such determination, as soon as practicable thereafter, to the Borrower and the Lenders. Following any such determination until the Administrative Agent has advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by a Borrower pursuant to Section 2.3 for a Borrowing of a LIBOR Loan, a conversion of an Alternate Base Rate Loan or a Fed Funds Loan into a LIBOR Loan or a continuation of a LIBOR Loan for an additional LIBOR Interest Period shall be deemed to be, respectively, a request for a Borrowing of an Alternate Base Rate Loan (in the case of a request for a Borrowing of LIBOR Loan) or a conversion of a LIBOR Loan into an Alternate Base Rate Loan (in the case of a request for a

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



conversion or continuation as described above). Each determination by the Administrative Agent hereunder shall be conclusive and binding absent manifest error.

         (b) Illegality or Impropriety. If any Lender determines at any time that the introduction of, or any change in, any applicable law, rule, regulation, order or decree or in the interpretation or the administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender with any request or directive (whether or not having the force of law) of any such Governmental Authority, makes it unlawful or improper for such Lender to make any LIBOR Loan, convert any Alternate Base Rate Loan or Fed Funds Loan into a LIBOR Loan or continue any LIBOR Loan for an additional LIBOR Interest Period, as the case may be, as contemplated by this Agreement, then such Lender shall immediately give notice thereof to the Administrative Agent, the Borrower and each other Lender, which notice shall describe such illegality or impropriety in reasonable detail. Effective immediately upon the giving of such notice, the obligation of such Lender to make LIBOR Loans, convert any Alternate Base Rate Loans or Fed Funds Loan into LIBOR Loans or continue any LIBOR Loans for an additional LIBOR Interest Period, as the case may be, shall be suspended for the duration of such illegality or impropriety. If and when such illegality or impropriety ceases to exist, such suspension shall cease and such Lender shall notify the Administrative Agent, the Borrower and each other Lender thereof. If any such change makes it unlawful or improper for any Lender to maintain any outstanding LIBOR Loan as a LIBOR Loan, such Lender shall, immediately upon the happening of such event, notify the Administrative Agent, the Borrower and each other Lender thereof, and the Borrower shall immediately (or if permitted by applicable law, rule, regulation, order, decree, interpretation, request or directive, no later than the date permitted thereby) convert each such LIBOR Loan into an Alternate Base Rate Loan.

     Section 2.12  Reserve Requirements; Change in Circumstances.

         (a) Additional Taxes; Reserve Requirements. Notwithstanding any other provision herein, if (i) after the date of this Agreement any change in applicable law or regulation, or in the interpretation or administration thereof, by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) imposes any tax on or changes the basis of taxation of payments to any Lender of the principal of or interest on any LIBOR Loan made or funded by such Lender or any Fees or other amounts payable hereunder (other than taxes imposed on the net income of such Lender by the jurisdiction in which such Lender has its principal office or lending office or by any political subdivision or taxing authority therein), OR imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender (except any such reserve requirement that is reflected in the LIBOR Rate) OR imposes on such Lender any other condition affecting this Agreement or LIBOR Loans by such Lender, AND (ii) the result of any of the foregoing increases the cost to such Lender of making or maintaining any LIBOR Loan or reduces the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) in respect thereof by an amount that such Lender deems to be material, THEN the Borrower shall pay to such Lender any additional amount or amounts necessary to compensate such Lender for

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such additional costs incurred or reduction suffered. The Borrower shall pay any amount or amounts due to any Lender under this subsection (a) to such Lender within ten (10) days after receipt by the Borrower of a statement from such Lender setting forth in reasonable detail the amount or amounts due and the basis for the determination of such amount or amounts, which statement shall be conclusive and binding absent manifest error.

         (b) Capital Adequacy. If any Lender determines that the adoption after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or any lending office of such Lender) or by the holding company of such Lender, as the case may be, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, will reduce the rate of return on such Lender's capital or on the capital of such Lender's holding company, as the case may be, as a consequence of such Lender's obligations under the Loan Documents to a level below that which such Lender or such Lender's holding company, as the case may be, could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies or such Lender's holding company's policies, as the case may be, with respect to capital adequacy) by an amount that such Lender deems to be material, THEN the Borrower shall reimburse such Lender or such Lender's holding company, as the case may be, for such reduction. The Borrower shall pay any amount or amounts due to any Lender under this subsection (b) to such Lender within ten (10) days after receipt by the Borrower of a statement from such Lender setting forth in reasonable detail the amount or amounts due and the basis for the determination from time to time of such amount or amounts, which statement shall be conclusive and binding absent manifest error.

         (c) Change in Lending Office. Each Lender agrees to use reasonable efforts to change its lending office to avoid or minimize (i) any amounts that might otherwise be payable to such Lender pursuant to this Section 2.12 or pursuant to Section 2.14 or (ii) the effect of any event referred to in Section 2.11(b); provided that such efforts do not impose on such Lender any additional cost or any legal, regulatory or administrative burdens that such Lender deems, in its sole discretion, to be material.

         (d) Lender Compensation. Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to such period or any other period; provided that the Lender makes demand therefor within one-hundred eighty (180) days after it first obtains knowledge of the specific right to, and the specific amount of, compensation in question. The protection of this Section 2.12 shall be available to any Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition that has occurred or been imposed.

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     Section 2.13 Indemnity.

         The Borrower shall indemnify each Lender against any loss or expense that such Lender sustains or incurs as a consequence of (a) any failure by the Borrower to fulfill on the date of any Borrowing hereunder the applicable conditions set forth in Article III (unless such condition is waived in writing by the Lenders), (b) any failure by the Borrower to borrow any LIBOR Loan hereunder, to convert any Alternate Base Rate Loan or Fed Funds Loan into a LIBOR Loan or to continue any LIBOR Loan for an additional LIBOR Interest Period after irrevocable notice of such Borrowing, conversion or continuation has been given pursuant to Section 2.3, (c) any mandatory repayment or optional prepayment of a LIBOR Loan, any conversion of a LIBOR Loan required by any provision of this Agreement or otherwise made on a date other than the last day of the LIBOR Interest Period applicable thereto, (d) any default in mandatory repayment or optional prepayment of the principal amount of any LIBOR Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of optional prepayment or otherwise) or (e) the occurrence of any Event of Default, including, in each such case, any loss or reasonable expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a LIBOR Loan. Such loss or reasonable expense shall include an amount equal to the excess, if any, as reasonably determined by such Lender, of (i) its cost of obtaining the funds for the Loan being mandatorily repaid, optionally prepaid or converted or not borrowed, converted or continued (based on the LIBOR Rate applicable thereto) for the period from the date of such mandatory repayment, optional prepayment or conversion or failure to borrow, convert or continue to the last day of the LIBOR Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the LIBOR Interest Period for such Loan that would have commenced on the date of such failure to borrow, convert or continue) over (ii) the amount of interest (as reasonably determined by such Lender) that such Lender would realize in re-employing the funds so mandatorily repaid, optionally prepaid or converted or not borrowed, converted or continued for such period or LIBOR Interest Period, as the case may be. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.13 shall be delivered to the Borrower and shall be conclusive and binding absent manifest error. Any such amount or amounts shall be due and payable no later than ten (10) days following the Borrower's receipt of such notice.

     Section 2.14 Taxes.

         (a) Payment of Taxes Withheld From Amounts Payable. All payments made by the Borrower under this Agreement and the other Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Administrative Agent, the Servicing Collateral Agent and each Lender, net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent, the Servicing Collateral Agent or such Lender, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing

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



authority imposing such tax and the Administrative Agent, the Servicing Collateral Agent or such Lender (excluding a connection arising solely from the Administrative Agent, the Servicing Collateral Agent or such Lender having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or the other Loan Documents) or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Administrative Agent, the Servicing Collateral Agent or any Lender hereunder or under other Loan Documents, the amounts so payable to the Administrative Agent, the Servicing Collateral Agent, or such Lender shall be increased to the extent necessary to yield to the Administrative Agent, the Collateral Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Loan Documents. Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter, the Borrower shall send to the Administrative Agent for its own account or for the account of the Servicing Collateral Agent or such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify, as applicable, the Administrative Agent, the Servicing Collateral Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent, the Servicing Collateral Agent or any Lender as a result of any such failure. The agreements in this subsection (a) shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable under the Loan Documents.

         (b) Lender Incorporation; Certifications. Each Lender that is a party hereto on the date hereof represents and warrants that it is incorporated under the laws of the United States of America or a state thereof. Each Lender becoming a party hereto after the date hereof agrees that it will on or before the first interest payment date after it becomes a party hereto deliver to the Borrower and the Administrative Agent either a statement that it is incorporated under the laws of the United States of America or a state thereof or, if not so incorporated, (i) two (2) duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or an applicable successor form, as the case may be, and (ii) an Internal Revenue Service Form W-8 or W-9 or any successor form. Each such Lender not so incorporated also agrees to deliver to the Borrower and the Administrative Agent two (2) further copies of such Form 1001 or 4224 and Form W-8 or W-9, or applicable successor forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower or the Administrative Agent, together with such extensions or renewals thereof as may reasonably be requested by the Borrower or the Administrative Agent, unless in any such case an event (including any change in treaty, law or regulation) has occurred before the date on which any such delivery would otherwise be required that renders all such forms inapplicable or that would prevent such Lender from duly completing and delivering any such form with respect to it, and such Lender so advises the Borrower and the Administrative Agent. Such Lender shall certify
(A) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this

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Agreement without deduction or withholding of any United States federal income taxes and (B) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax.

         (c) Taxes Borne by Lender. This Section 2.14 shall not require the Borrower to pay any increased amount on account of Taxes to any Lender to the extent such Taxes would not have been payable if such Lender had furnished a statement or form (properly and accurately completed in all material respects) that it was required to furnish in accordance with subsection (b) above. Such Taxes shall be borne solely by such Lender.

     Section 2.15 Sharing of Setoffs.

         Each Lender (the "Setoff Lender") agrees that if (a) it obtains payment (voluntary or involuntary) in respect of any Obligation (i) through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower or either of the Guarantors, (ii) pursuant to a secured claim under Section 506 of Title 11 of the United States Code, or other security or interest arising from, or in lieu of, such secured claim, received by the Setoff Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or (iii) by any other means, AND (b) such payment causes the unpaid portion of the Obligations owed to the Setoff Lender to be proportionately less than the unpaid portion of the Obligations owed to any other Lender (the "Selling Lender"), THEN the Setoff Lender shall purchase from the Selling Lender, and the Selling Lender shall simultaneously sell and assign to the Setoff Lender, at face value a portion of the Obligations of the Selling Lender, so that the aggregate unpaid amount of the Obligations and assigned Obligations held by each Lender after such sale and assignment are in the same proportion to the aggregate unpaid amount of all Obligations then outstanding as the amount of Obligations owed to such Lender prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Obligations outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided that if any such purchase or purchases or adjustments are made pursuant to this
Section 2.15 and the payment giving rise thereto is thereafter recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding an assignment of an Obligation deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by it to such Lender by reason thereof, as fully as if such Lender had made a loan directly to each of them in the amount of such assignment.

     Section 2.16 Replacement of Lenders.

         If (a) any Lender notifies the Administrative Agent and the Borrower pursuant to Section 2.11 that it is unlawful or improper for such Lender to make or maintain LIBOR Loans, (b) any Lender requires the Borrower to pay additional amounts pursuant to Section 2.12(a) for additional costs incurred or reductions suffered by such Lender in connection with LIBOR Loans made or maintained by such Lender, or (c) any Lender requires the Borrower to reimburse such Lender or such Lender's holding company pursuant to Section 2.12(b) for reduction in the rate of

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



return on such Lender's capital or the capital of such Lender's holding company as a result of such Lender's obligations under the Loan Documents, THEN the Borrower may require such Lender to sell all of its outstanding Loans and Commitments, pursuant to Section 8.6(c), to another Lender (if any other Lender agrees, in its sole and absolute discretion, to purchase such Loans and commitments) or to any other financial institution acceptable to the Administrative Agent in its sole and absolute discretion that is willing to make and maintain LIBOR Loans. The purchase price for such Loans and Commitments shall be equal to (i) the aggregate principal amount of Loans, if any, of such Lender outstanding as of the purchase date thereof, (ii) interest accrued on such Loans up to but excluding such purchase date, and (iii) an amount equal to all other accrued but unpaid payment Obligations owed to such Lender, including any accrued but unpaid Fees.

                                   ARTICLE III

                            CONDITIONS TO BORROWINGS

     Section 3.1 Initial Borrowing.

         As conditions precedent to the effectiveness of this Agreement and the other Loan Documents and to each Lender's obligation to make its initial Loans hereunder:

         (a) Delivery of Loan Documents. Each of the following shall have been delivered to the Administrative Agent, in form and substance and in quantities reasonably satisfactory to the Administrative Agent and its counsel:

                (i) Originals of this Agreement, duly executed by the parties hereto;

                (ii) Originals of the Servicing Security Agreement, duly executed by the parties thereto;

                (iii) Originals of each of the Guaranties, duly executed by the parties thereto;

                (iv) Originals of the agreement between the Administrative Agent and the Borrower relating to the fees referenced in Section 2.7(h), duly executed by the Borrower;

                (v) An original of each of the Notes for each of the Lenders, in each case duly executed by the Borrower;

                (vi) Originals of all financing statements and other documents, instruments and agreements, duly executed by the party or parties thereto, that are deemed necessary or appropriate by the Administrative Agent to create in favor of the Servicing Collateral Agent, for the benefit of the Secured Parties, a valid, perfected and first priority security interest in and Lien upon the Servicing Collateral;

                (vii) Evidence of partnership authorization, as applicable, of the


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

     Borrower and each of the Guarantors (including resolutions of the board of directors of such Person's General Partner or other appropriate evidence of authorization), authorizing and directing such Person's execution, delivery and performance of the Loan Documents to which it is party and all related documents and certificates required of it thereunder;

                (viii) With respect to each representative of the Borrower and each of the Guarantors that is authorized to execute and deliver the Loan Documents to which such Person is party, evidence of such authorization (including resolutions of the board of directors of such Person's General Partner or other appropriate evidence of authorization) of such representatives to execute and deliver such Loan Documents, together with evidence as to the true signatures and respective incumbencies of such representatives;

                (ix) An opinion of counsel for the Borrower and the Guarantors, substantially in the form of Exhibit E;

                (x) (A) With respect to the Borrower and each of the Guarantors, copies of such Person's certificate of limited partnership and its General Partner's certificate of incorporation, together with any and all amendments or supplements thereto, in each case duly authorized and executed and certified, as of a recent date, to be true, correct and complete copies thereof by the Secretary of State of the state of each such Person's formation, incorporation or organization, as applicable; (B) with respect to the General Partner of the Borrower and each of the Guarantors, copies of its By-laws, together with any and all amendments or supplements thereto, in each case certified by such General Partner's Secretary or Assistant Secretary as being true, correct and complete copies thereof; and
     (C) with respect to the Borrower and each of the Guarantors, copies of its agreement of limited partnership, together with any and all amendments or supplements thereto, in each case certified by the Secretary or Assistant Secretary of the General Partner of such Person as being true, correct and complete copies thereof;

                (xi) With respect to the Borrower and each of the Guarantors, and their respective General Partners, a certificate, dated a recent date, from the Secretary of State of the state of each such Person's formation, incorporation or organization, certifying that each such Person is in good standing as of a recent date;

                (xii) A certificate of an executive officer of the General Partner on behalf of the Borrower in the form of Exhibit F;

                (xiii) Evidence satisfactory to the Servicing Collateral Agent that the Servicing Settlement Account has been opened;

                (xiv) A Servicing Portfolio Report, dated not more than thirty
     (30) days before the Closing Date;

                (xv) Originals of the Agency Acknowledgment Agreements covering the Borrower's Direct Servicing Rights in respect of FHLMC Mortgage Loans and FNMA Mortgage Loans included in the Approved Servicing Portfolio as of the Closing

     Date;

                (xvi) Originals of any Private Investor Consents covering the Borrower's Direct Servicing Rights in respect of Approved Non-Agency Mortgage Loans included in the Approved Servicing Portfolio as of the Closing Date;

                (xvii) Evidence satisfactory to the Administrative Agent that all reasonable fees, costs and expenses of its counsel relating to the preparation, negotiation and closing of the transactions contemplated hereby through the Closing Date will be paid in full on such date;

                (xviii) With respect to the Borrower and each of the Guarantors and their respective General Partners, UCC, tax lien and judgment searches of (A) the records of the Secretary of State of the state of each such Person's (1) formation, incorporation or organization, as applicable (with respect to tax lien and judgment searches only), (2) principal place of business, and (3) chief executive office, if such Person has more than one principal place of business, and (B) the filing officer of the county of such Person's principal place of business and chief executive office, if such Person has more than one principal place of business, which searches shall indicate no Liens are outstanding on the Servicing Collateral or the Pledge Collateral, other than as permitted or required under the Loan Documents or otherwise accepted by the Administrative Agent in its sole and absolute discretion and other than those of lenders (the "Existing Lenders") in warehousing facilities being refinanced with proceeds of the initial Borrowing of Loans hereunder; and

                (xix) With respect to the Existing Lenders, evidence of (A) the terminations of the servicing facilities made available by such Existing Lenders and of such Existing Lenders' Liens on the Servicing Collateral and the Pledge Collateral (together with completed and duly executed UCC termination statements deemed necessary or appropriate by the Administrative Agent with respect to such terminations) or (B) commitments of the Existing Lenders acceptable to the Administrative Agent in the exercise of its sole discretion to terminate such facilities and Liens and to provide such termination statements upon the above-referenced refinancing, and in either case, evidence that appropriate arrangements have been made for the transfer of collateral under such facilities to the Servicing Collateral Agent to be held as Servicing Collateral or to the Administrative Agent to be held as Pledge Collateral, as applicable.

         (b) Necessary Acts and Conditions. All acts and conditions (including the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws or if any of such have not been done, performed or happened, such has been expressly disclosed to the Administrative Agent and the Lenders and waived by all of the

Lenders in writing.

         (c) Documentation Satisfactory in Form and Substance. All documentation, including documentation for corporate, partnership and legal proceedings in connection with the transactions contemplated by the Loan Documents, shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

         (d) Payment of Fees. All Fees required to have been paid under the Loan Documents prior to the initial Borrowing of Loans hereunder shall have been paid.

         (e) Ownership Structure. The ownership structure of the Borrower and its Affiliates or otherwise related Persons as reflected on Exhibit I shall be in effect, and such evidence, legal opinions and other documentation confirming the effectiveness of such ownership structure requested by the Administrative Agent and in form and substance satisfactory to the Administrative Agent and the Lenders, shall have been delivered to the Administrative Agent and each of the Lenders.

         (f) Conditions to Warehouse Loans. All conditions precedent to the making of the initial Warehouse Loans (other than the condition set forth in Section 3.1(f) of the Warehouse Credit Agreement) shall have been satisfied in accordance with Article III of the Warehouse Credit Agreement.

     Section 3.2 All Borrowings.

         As conditions precedent to each Lender's obligation to make any Loan hereunder, including its initial Loans, at and as of the Borrowing Date relating thereto:

         (a) Representations and Warranties. The representations and warranties of the Borrower and each of the Guarantors contained in the Loan Documents shall be accurate and complete in all material respects on and as of the date of such Borrowing as if made on and as of such date (unless such representation and warranty is stated to be as of an earlier date).

         (b) No Event of Default. No Event of Default shall have occurred and be continuing.

         (c) Borrowing Limitations. The Administrative Agent shall have received the Borrowing Base Certificate, as required under the Servicing Security Agreement. Following the funding of the requested Loans, the aggregate principal amount of Loans outstanding hereunder shall not exceed the applicable limitations set forth in Section 2.1.

         (d) No Material Adverse Change. Since March 31, 1995, no development or event shall have occurred, nor shall there be any prospective development or event that could reasonably be expected to have a Material Adverse Effect.

         (e) Other Documentation. The Administrative Agent shall have received such other documents or legal opinions as the Administrative Agent or any Lender may

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reasonably request, all in form and substance reasonably satisfactory to the
Administrative Agent.

         By delivering a Notice of Borrowing to the Administrative
Agent hereunder for any proposed Borrowing, the Borrower shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subsections (a) through (d) above as of the date of such proposed Borrowing.

     Section 3.3 Tranche B Borrowings.

         In addition to the conditions precedent set forth in Sections 3.1 and 3.2, as conditions precedent to each Lender's obligation to make each Tranche B Loan hereunder, at and as of the date of Borrowing Date relating thereto, the Borrower shall have delivered to the Administrative Agent, in form and substance and in quantities reasonably satisfactory to the Administrative Agent and its counsel:

         (a) not less than twenty-five (25) days prior to the proposed Tranche B Borrowing, a Servicing Acquisition Report dated not earlier than thirty (30) days prior to the proposed Tranche B Borrowing;

         (b) not less than fifteen (15) days prior to the proposed Tranche B Borrowing, the Servicing Acquisition Required Documents; and

         (c) evidence that the Borrower has obtained all right, title and interest (beneficial, nominal and legal) in and to the Direct Servicing Rights being acquired.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         As an inducement to the Administrative Agent and the Lenders to enter into this Agreement and to make Loans as provided herein, the Borrower represents and warrants to the Agents and each Lender that:

     Section 4.1 Formation, Organization and Standing.

         (a) Borrower. The Borrower is a limited partnership, duly formed, validly existing and in good standing under the laws of the state of its formation and is duly qualified to do business and is in good standing in all other jurisdictions where it conducts its business or owns or leases its assets and where such activity requires such qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

         (b) General Partner. The General Partner of the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation.

     Section 4.2 Compliance With Law and Contractual Obligations

         The Borrower has the partnership power, and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do and is not in violation of any Requirement of Law or any Contractual Obligation applicable to it if such violation could have a Material Adverse Effect.

     Section 4.3 Power; Authorization; Enforceable Obligations.

         (a) Borrower. The Borrower has the partnership power and authority to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary partnership action to authorize the execution, delivery and performance of such Loan Documents. Such Loan Documents have been duly executed and delivered by or on behalf of the Borrower and constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors rights generally and by general principles of equity.

         (b) General Partner. The General Partner of the Borrower has the corporate power and authority to make, deliver and perform on behalf of the Borrower, and thereby legally bind the Borrower to perform this Agreement and the other Loan Documents to which the Borrower is party, and has taken all necessary action to authorize the borrowings by the Borrower hereunder on the terms and conditions of this Agreement and the Notes. The General Partner of the Borrower has, on behalf of the Borrower, duly executed and delivered this Agreement and the other Loan Documents to which the Borrower is party.

     Section 4.4 No Legal or Contractual Bar.

         The execution, delivery and performance of the Loan Documents by the Borrower, the borrowings of Loans hereunder and the use of the proceeds thereof, do not and will not (i) violate any Requirement of Law applicable to or any Contractual Obligation of the Borrower, (ii) except as contemplated by this Agreement and the Servicing Security Agreement, require any license, consent, authorization, approval or any other action by, or any notice to or filing or registration with, any Governmental Authority or any other Person, which licenses, consents, authorizations or approvals have not been previously obtained and remain in full force and effect, or (iii) result in the creation or imposition of any Lien on any asset of the Borrower, except as permitted or required by the Loan Documents.

     Section 4.5 Financial Information.

         (a) Delivery of Financial Statements.

                (i) The audited consolidated financial statements of each of Platte Valley Funding, L.P., Western Sunrise Mortgage Co., L.P., TMC Mortgage Co., L.P. and JHM Mortgage Securities L.P. as at December 31, 1994, and the Securities and Exchange Commission Form 10-Q for the quarterly period ended March 31, 1995 for Harbourton Financial Services, a copy of each of which have been furnished to each Lender, are complete and correct and present fairly the financial condition of each of Platte Valley

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     Funding, L.P., Western Sunrise Mortgage Co., L.P., TMC Mortgage Co., L.P.,
     JHM Mortgage Securities L.P. and Harbourton Financial Services, as applicable as at the date thereof. Each of the balance sheets, including the related schedules and notes thereto, has been prepared in accordance with GAAP as of such date (subject to normal year-end adjustments) and the financial statements included in the Form 10-Q described in the preceding sentence have been prepared in accordance with GAAP as adjusted pursuant to the rules and regulations of the Securities and Exchange Commission.

                (ii) The pro forma consolidated balance sheet of the Borrower as at August 1, 1995, a copy of which has been furnished to each Lender, presents fairly the pro forma financial condition of the Borrower after giving effect to the Loans to be made on such date and the consummation of the ownership structure described in Section 3.1(e). The pro forma balance sheet, including the related schedules and notes thereto, has been prepared on a basis consistent with GAAP and based on good faith reasonable assumptions and projections.

         (b) No Material Liabilities. Neither the Borrower nor HTP Financial has any material liability of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, and no condition, situation or set of circumstances exists that could be reasonably expected to result in such a liability, in each case that should be reflected on such financial statements prepared in accordance with GAAP but is not reflected in the most recent such financial statements delivered to the Administrative Agent and the Lenders pursuant to Section 5.1(a)(i) or (ii).

         (c) No Material Change. Since March 31, 1995, no development or event has occurred, nor is there any prospective development or event, in respect of the Borrower or any of its Subsidiaries, the General Partner of the Borrower or the Guarantors, that could reasonably be expected to have a Material Adverse Effect.

         (d) HTP Financial. The Borrower has delivered to each of the Lenders a true and correct copy of the term sheet referenced in the definition of HTP Financial.

     Section 4.6 No Litigation.

         Except as disclosed on Schedule 4.6, (a) no litigation, investigation or proceeding (exclusive of mortgage foreclosure litigation and bankruptcy proceedings of Obligors in which or in connection with which such Obligors have brought no claims, counter-suits or actions against the Borrower) of or before any arbitrator or Governmental Authority is pending or to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries, or the General Partner of the Borrower, or against any of the properties or revenues of any such Person, in which the amount involved in such litigation, investigation or proceeding, when added to amounts involved in all other litigation, investigations or proceedings with respect to such Person, exceeds, in the aggregate, $500,000 or in which injunctive relief, if sought and obtained, could result in a Material Adverse Effect.

     Section 4.7 Taxes.

         Each of the Borrower, its Subsidiaries and the General Partner of the Borrower has filed or caused to be filed (or obtained extensions for the filing of) all tax returns that are required to be filed and have paid all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property, other than taxes and assessments that are being contested in good faith by appropriate proceedings and as to which such Person has established adequate reserves in conformance with GAAP.

     Section 4.8 Investment Company Act; Other Regulations.

         The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor the General Partner of the Borrower is subject to any Requirement of Law that limits its ability to incur Indebtedness.

     Section 4.9 Subsidiaries.

         As of the Closing Date, the Borrower has no Subsidiaries.

     Section 4.10 Use of Proceeds.

         The Borrower shall use the proceeds of the Tranche A Loans to finance the Approved Existing Portfolio as of the Closing Date. The Borrower shall use the proceeds of the Tranche B Loans to finance Approved Acquired Portfolios. The Borrower shall use the proceeds of the Tranche C Loans to finance Eligible P&I Advance Receivables. The Borrower shall use the proceeds of the Tranche D Loans to finance Eligible Working Capital Receivables.

     Section 4.11 ERISA.

         No Prohibited Transactions, Accumulated Funding Deficiencies, withdrawals from Multiemployer Plans or Reportable Events have occurred with respect to any Plans or Multiemployer Plans that, in the aggregate, could subject the Borrower, its Subsidiaries or the General Partner of the Borrower to any material tax, penalty or other liability where such tax, penalty or liability is not covered in full, for the benefit of such parties, by insurance; no notice of intent to terminate a Plan has been filed, nor has any Plan been terminated under Section 4041 of ERISA, nor has the PBGC instituted proceedings to terminate, or appointed a trustee to administer, a Plan and no event has occurred or condition exists that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; the present value of all benefits liabilities (as defined in Section 4001(a)(16) of ERISA) under all Plans (based on the actuarial assumptions used to fund the Plans) does not exceed the assets of the Plans; and the execution, delivery and performance by the Borrower of the Loan Documents to which it is a party, the borrowing of the Loans hereunder and the use of the proceeds thereof will not involve any Prohibited Transaction.

     Section 4.12 Security Interests.

         The security interests created in favor of the Servicing Collateral Agent, for the benefit of the Secured Parties, in the Servicing Collateral, and in favor of the Administrative Agent, for the benefit of the Secured Parties in the Pledge Collateral, constitute and will constitute valid security interests, and such security interests will be perfected, first priority security interests in the Servicing Collateral and the Pledge Collateral, as applicable. Such Collateral is not and will not be subject to any other Liens except as permitted or required under the Loan Documents.

     Section 4.13 Agency Approvals.

         The Borrower is (i) a FNMA and FHLMC approved Seller/Servicer, (ii) a GNMA approved Issuer/Servicer, (iii) a HUD Direct Endorsement lender, (iv) a VA approved lender in good standing and (v) an FHA approved lender in good standing.

     Section 4.14 Federal Reserve Board Regulations.

         The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose that violates or that would be inconsistent with, the provisions of Regulations G, T, U or X of the Board.

     Section 4.15 Assets.

         The Borrower has good title to, or valid leasehold interests in, all of its properties and assets. The Borrower has no outstanding Liens on any of its properties or assets, nor is the Borrower party to any security agreements, except as required or permitted by the Loan Documents.

     Section 4.16 Environmental Matters.

         To the knowledge of the Borrower, after due inquiry, each of the representations and warranties set forth in subsections (a) through (e) of this
Section 4.16 is true and correct with respect to each parcel of real property owned or operated by the Borrower (the "Properties"), except to the extent that the facts and circumstances giving rise to any such failure to be so true and correct could not reasonably be expected to have a Material Adverse Effect:

         (a) No Hazardous Materials. No Hazardous Materials are contained in, on or under the Properties, including the soil and groundwater thereunder, in quantities that are in violation of any Environmental Law;

         (b) Compliance With Environmental Laws. The Properties and all operations and facilities at the Properties are in compliance with all Environmental Laws, and there is no Hazardous Materials contamination or violation of any Environmental Law that could interfere with the continued operation of any of the Properties or impair the fair saleable value of any thereof;

         (c) No Notice of Violation. None of the Borrower, its Subsidiaries or the General Partner of the Borrower has received any material complaint, notice of violation, alleged violation, investigation or advisory action of potential liability or of potential responsibility regarding environmental protection matters or permit compliance with regard to the Properties, nor is the Borrower aware that any Governmental Authority is contemplating delivering to any such Person;

         (d) No Transfer of Hazardous Materials. To the knowledge of the Borrower, after due inquiry, Hazardous Materials have not been generated, treated, stored, disposed of, at, on or under any of the Properties, nor have any Hazardous Materials been transferred from the Properties to any other location; and

         (e) No Pending Actions. No material governmental, administrative actions or judicial proceedings are pending or, to the Borrower's knowledge, contemplated under any Environmental Laws, to which the Borrower, its Subsidiaries or the General Partner of the Borrower is or will be named as a party with respect to the Properties, and no consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements are outstanding under any Environmental Law with respect to any of the Properties.

     Section 4.17 Solvency.

         (a) Sufficient Assets; Capital. On the Closing Date, after giving effect to any Borrowings on such date, (A) the sum of the assets, at the fair valuation, of the Borrower, as of such date, will exceed the Borrower's debts,
(B) the present fair saleable value of the assets of the Borrower, as of such date, will be greater than the amount that will be required to pay the Borrower s liabilities on its debts as such debts become absolute and matured, and (C) the Borrower will have, as of such date, sufficient capital with which to conduct its businesses.

         (b) Defined Terms; GAAP. For purposes of this Section 4.17, "debt" shall mean "liability on a claim," and "claim" shall mean a debt required to be reflected on a balance sheet in accordance with GAAP and any other liability then due and owing of the Borrower.

     Section 4.18 Intellectual Property.

         The Borrower owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No material claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, and the Borrower does not know of any valid basis for any such material claim. The Borrower's use of its Intellectual

Property does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     Section 4.19 Principal Place of Business.

         The principal place of business and chief executive office of the Borrower is located at 2530 South Parker Road, 5th Floor, Aurora, Colorado 80014.

     Section 4.20 No Burdensome Restrictions.

         No Requirements of Law applicable to or Contractual Obligation of the Borrower, its Subsidiaries or the General Partner of the Borrower could reasonably be expected to have a Material Adverse Effect.

     Section 4.21 Affiliate Transactions.

         The Borrower has not entered into any transactions with any of its Affiliates except as described on Schedule 4.21.

     Section 4.22 Disclosure.

         All information furnished or to be furnished to the Administrative Agent by or on behalf of the Borrower, each General Partner, the Guarantors or HTP Financial in connection with the Loan Documents, the Collateral or the Obligations is complete and accurate in all material respects.

                                    ARTICLE V

                                    COVENANTS

     Section 5.1 Affirmative Covenants.

         The Borrower hereby covenants and agrees, with respect to itself and each of the its Subsidiaries, that as long as any Obligations remain unpaid or any Lender has any Commitment hereunder, the Borrower shall:

         (a) Reporting Requirements of the Borrower to the Administrative Agent and the Lenders. Furnish or cause to be furnished to the Administrative Agent and each Lender directly:

                (i) Annual Financial Statements. As soon as available and in any event within ninety (90) days after the end of each fiscal year of each of the Borrower, Harbourton Financial Services and HTP Financial, a statement of income, changes in partners' capital and cash flow for such year of the Borrower, Harbourton Financial Services and HTP Financial and the related statement of financial condition as at the end of such year of the Borrower, Harbourton Financial Services or HTP Financial, as applicable, setting forth in each case in comparative form the figures for the previous fiscal year (to the extent such figures are available), all in reasonable detail, in accordance with GAAP, consistently applied, and accompanied by a report thereon of Arthur Andersen & Co. or other independent public accountants of comparable recognized national standing (provided that financial statements of HTP Financial shall not be audited, unless audited statements are otherwise available), which report shall be unqualified as to scope of audit and shall state that such financial statements present fairly the financial condition as at the end of such fiscal year, and the results of operations and cash flows for such fiscal year, of the Borrower, Harbourton Financial Services and HTP Financial, respectively, in accordance with GAAP, consistently applied and, with respect to financial statements required to be included by Harbourton Financial Services in Securities and Exchange Commission Form 10-K filings, in accordance with GAAP, consistently applied, as adjusted pursuant to the rules and regulations of the Securities and Exchange Commission, as applicable;

                (ii) Quarterly Financial Statements. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of the Borrower, Harbourton Financial Services L.P. and HTP Financial, a statement of operations, changes in partners' capital and cash flow for such quarter and for the portion of the fiscal year ended of the Borrower, Harbourton Financial Services L.P. and HTP Financial, the related statement of financial condition as at the end of such fiscal quarter of the Borrower, Harbourton Financial Services L.P. and HTP Financial, all in reasonable detail and certified by the president or chief financial officer of the General Partner of the Borrower, the general partner of Harbourton Financial Services and the general partner of HTP Financial, respectively, that they are complete and correct and present fairly the financial condition as at the end of such quarter, and the results of operations for such quarter and such portion of the fiscal year, of the Borrower, Harbourton Financial Services and HTP Financial, respectively, in accordance with GAAP, consistently applied, subject to normal year-end adjustments, and with respect to financial statements required to be included by Harbourton Financial Services in Securities and Exchange Commission 10-Q filings, in accordance with GAAP, consistently applied, as adjusted pursuant to the rules and regulations of the Securities and Exchange Commission, as applicable;

                (iii) Annual Cash Flow Projections. As soon as available and in any event within sixty (60) days after the beginning of each calendar year, a pro forma cash flow statement for such calendar year, in reasonable detail and accompanied by a statement of the president or chief financial officer of the General Partner of the Borrower that such projections are a reasonable estimate of the cash flow of the Borrower for such calendar year;

                (iv) No Default/Compliance Certificate. Together with the financial statements required pursuant to subparagraphs (i) and (ii) above, a certificate of the president or the chief financial officer of the General Partner of the Borrower (A) to the effect that, based upon a review of the activities of the Borrower and such financial statements during the period covered thereby, no Potential Default or Event of Default exists, or if any Potential Default or Event of Default does exist, specifying the nature thereof and the response thereto proposed by the Borrower, (B) demonstrating in reasonable detail compliance as at the end of such fiscal year or such fiscal quarter, as the case may be, with Sections 5.2(a), (b), (c) and (j) and (C) describing any transactions entered into since the date of the last financial statements delivered to the Administrative Agent and the Lenders by the Borrower with any of its Affiliates (other than those described on Schedule 4.21), and notice of any material amendment, modification or supplement in respect of any such transaction or any transaction described in Schedule 4.21 since such date; provided that submission of such certificate by such officer shall in no way make him or her liable in his or her individual capacity, or serve as a basis for any claim by the Administrative Agent or a Lender against such officer in his or her individual capacity, in connection with any error contained in such certificate (to the extent that such error does not result from such officer''s gross negligence or willful misconduct);

                (v) Notice of Default. Promptly after the occurrence of a Potential of Default or Event of Default, a certificate of the chief financial officer of General Partner specifying the nature thereof and the response thereto proposed by the Borrower;

                (vi) Audit Reports. Copies of each HUD Single Family Audit Report and FNMA and FHLMC audit reports on the Borrower and its operations, promptly after receipt thereof by the Borrower;

                (vii) Litigation. Notice of the institution of or any material adverse development in, promptly after the occurrence thereof, any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, by or against the Borrower, any of its Subsidiaries or the General Partner of the Borrower, or against any of the properties or revenues of any such Person (exclusive of foreclosure and bankruptcy suits and proceedings of Obligors of mortgage loans serviced by the Borrower, arising in the ordinary course of the Borrower''s servicing business in which or in connection with which such Obligors have brought no claims, countersuits or actions against the Borrower), in which the amount involved in such action, suit, proceeding, governmental investigation or arbitration, when added to amounts involved in all other actions, suits, proceedings, governmental investigations or arbitrations, by or against such Person, or against any of the properties or revenues of such Person, exceeds, in the aggregate, $500,000 or in which injunctive relief, if sought and obtained, could result in a Material Adverse Effect;

                (viii) Securities Reports and Filings. Promptly after the filing thereof, copies of all financial statements, reports, notices and proxy statements, if any, sent or made available generally by the Borrower or any of its Subsidiaries to the holders of its or their respective securities or partnership interests, of all regular and periodic reports and other filings made by Harbourton Financial Services, the Borrower or any of their Subsidiaries with any securities exchange, the Securities and Exchange Commission or any other governmental or private regulatory authority, and of all press releases and other statements made available generally by Harbourton Financial Services, the Borrower or any of their Subsidiaries to the public about material developments in the business of Harbourton Financial Services and its Subsidiaries, and the Borrower and its Subsidiaries, each taken as a whole;

                (ix) ERISA. In connection with ERISA:

                      (A) Promptly and in any event within ten (10) days after the Borrower knows or has reason to know of the occurrence of a Reportable Event with respect to a Plan with regard to which notice must be provided to the PBGC, a copy of such materials required to be filed with the PBGC with respect to such Reportable Event and in each such case a statement of the chief financial officer of the General Partner of the Borrower setting forth details as to such Reportable Event and the action that the Borrower proposes to take with respect thereto;

                      (B) Promptly and in any event within ten (10) days after the Borrower knows or has reason to know of any condition existing with respect to a Plan that presents a material risk of termination of such Plan, imposition of an excise tax, requirement to provide security to such Plan or incurrence of other liability by the Borrower or any ERISA Affiliate, a statement of the chief financial officer of the General Partner of the Borrower describing such condition;

                      (C) At least ten (10) days prior to the filing by any plan administrator of a Plan of a notice of intent to terminate such Plan, a copy of such notice;

                      (D) Promptly and in any event within ten (10) days after the filing thereof with the Secretary of the Treasury, a copy of any application by the Borrower or any ERISA Affiliate thereof for a waiver of the minimum funding standard under section 412 of the Code;

                      (E) Promptly and in any event within ten (10) days after the filing thereof with the Internal Revenue Service, copies of each annual report that is filed on Form 5500, together with certified financial statements for any Plan as of the end of such year and actuarial statements on Schedule B to such Form 5500;

                      (F) Promptly and in any event within ten (10) days after the Borrower knows or has reason to know of any event or condition that might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, a statement of the chief financial officer of the General Partner of the Borrower describing such event or condition;

                      (G) Promptly and in any event within ten (10) days after receipt thereof by the Borrower or any ERISA Affiliate, a copy of each notice received by the Borrower or such an ERISA Affiliate concerning the imposition of any withdrawal liability under section 4202 of ERISA; and

                      (H) Promptly after receipt thereof a copy of any notice the Borrower or any ERISA Affiliate may receive from the PBGC or the Internal Revenue Service with respect to the Borrower's or such ERISA Affiliate's liability with respect to any Plan or Multiemployer Plan; provided that this subparagraph (H) shall not apply to notices of general application promulgated by the PBGC or the Internal Revenue Service;

                (x) Servicing Portfolio and Other Reports.

                      (A) As soon as available and in any event no later than forty-five (45) days after the end of each calendar quarter, a Servicing Portfolio Report, dated as of the end of such quarter; and

                      (B) As soon as available and in any event no later than thirty (30) days after the end of each calendar month, and on such other days as the Administrative Agent may reasonably request, a Monthly Servicing Report;

                (xi) Other Information. Promptly after request therefor by the Administrative Agent or any Lender, such additional financial and other information, including financial statements of the Borrower or any of its Subsidiaries or any Approved Investor (other than FNMA or FHLMC) (if financial statements of such Approved Investor are available to the Borrower), and such information regarding the Servicing Collateral and/or the Pledge Collateral as any Lender, through the Administrative Agent, may from time to time reasonably request, including such information as is necessary for any Lender to grant participations of its interests in Loans hereunder or to enable another financial institution to become a Lender hereunder; and

                (xii) GNMA Acknowledgment Agreement. If an Acknowledgment Agreement from GNMA, in form and substance satisfactory to the Administrative Agent in the exercise of its sole discretion, becomes available and if the Administrative Agent so requires, obtain, execute and deliver the same from GNMA relating to the acknowledgment of the Servicing Collateral Agent's security interest in the Direct Servicing Rights relating to GNMA Mortgage Loans included in the Approved Servicing Portfolio.

         (b) Reporting Requirements of the Borrower to the Administrative Agent and the Co-Agent. Furnish or cause to be furnished to each of the Administrative Agent and the Co-Agent as soon as available and in any event no later than forty-five (45) days after the end of each calendar quarter, a Specialty Mortgage Products Report, dated as of the end of such calendar quarter.

         (c) Maintenance of Existence and Properties; Compliance with Laws. Preserve and maintain (i) its partnership existence, and (ii) all rights, privileges, licenses, approvals, franchises, properties and assets material to and necessary for the normal conduct of the business of the Borrower, and shall comply in all material respects with all Contractual Obligations of and Requirements of Law applicable to the Borrower (including all servicing agreements with non-Agency investors), except when the failure to so preserve, maintain and comply as set forth in clause (ii) above would not have a Material Adverse Effect.

         (d) Maintenance of Federal Agency Status. Maintain at all times its status as a FNMA and FHLMC approved Seller/Servicer, a GNMA approved Issuer/Servicer, a HUD Direct Endorsement Lender and an FHA approved lender in good standing.

         (e) Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law applicable to the Borrower shall be made of all dealings and transactions in relation to the business and activities of the Borrower and permit representatives of the Administrative Agent and the Lenders (at no cost to the Borrower unless a Potential Default or Event of Default has occurred and is continuing) to visit and inspect any of the properties of the Borrower and examine and make abstracts from any of such books and records during normal business hours, upon reasonable advance notice and as often as may reasonably be desired by the Administrative Agent or any such Lender, and to discuss the business, operations, properties and financial and other condition of the Borrower with officers and employees of the Borrower and with its independent certified public accountants.

         (f) Insurance. Maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to properties and business of the Borrower against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts (with such deductible amounts) as is customary for such companies under similar circumstances, including errors and omissions coverage and fidelity coverage in form and substance acceptable under the Agency Guides, and furnish the Administrative Agent on request full information as to all such insurance.

         (g) Payment of Taxes and Claims. Pay (i) all taxes, assessments and governmental charges imposed upon the Borrower or upon the property of the Borrower prior to their becoming delinquent and (ii) all claims (including claims for labor, materials, supplies or services) that might, if unpaid, become a Lien upon the property of the Borrower prior to their becoming a Lien unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Borrower has maintained adequate reserves in accordance with GAAP with respect thereto or, if required by any applicable Requirement of Law, has posted a bond in respect thereof reasonably satisfactory to the Administrative Agent.

         (h) Servicing Rights and Servicing Portfolio. Maintain at all times a Servicing Portfolio consisting of mortgage loans with an aggregate unpaid principal amount of at least $2,000,000,000.

         (i) Ownership Structure. Perform all actions required subsequent to the date hereof as a result of the consummation of the reorganization contemplated in Section 3.1(e), including delivering notices that may be required by any Agency or the FHA or the VA.

         (j) Further Documents. Execute and deliver or cause to be executed and delivered to the Administrative Agent or the Servicing Collateral Agent, behalf of the Secured

Parties, from time to time such confirmatory or supplementary security agreements, financing statements, reaffirmations and consents and such other documents, instruments or agreements, as the Administrative Agent may reasonably request, that are in the Administrative Agent's reasonable judgment necessary or desirable to obtain for the Administrative Agent or the Servicing Collateral Agent, on behalf of the Secured Parties, the benefit of the Loan Documents, the Servicing Collateral and the Pledge Collateral.

         Section 5.2 Negative Covenants. The Borrower hereby covenants and agrees that as long as any Obligations remain unpaid or any Lender has any Commitment hereunder, the Borrower shall not, directly or indirectly:

         (a) Accumulation of Assets. Permit HTP Financial to at any time accumulate Mortgage Loans (which term shall not be deemed to include servicing rights to Mortgage Loans for purposes of this Section 5.2(a)) with an unpaid principal balance in excess of $100,000,000.

         (b) Total Debt to Net Worth Ratios. Permit (i) the ratio of its Total Debt to its Net Worth to exceed 8.0:1 at any time or (ii) the ratio of its Total Debt to its Adjusted Tangible Net Worth to exceed 6.0:1.0 at any time.

         (c) Net Worth; Adjusted Tangible Net Worth. Permit (i) its Net Worth to be less than $40,000,000 at any time or (ii) its Adjusted Tangible Net Worth to be less than $35,000,000 at any time.

         (d) Cash Flow to Scheduled Term Debt Service. Permit the ratio of its Cash Flow to Scheduled Term Debt Service for any fiscal quarter (as determined at the end of such fiscal quarter) to be less than 1.20:1.0.

         (e) Investments and Advances. Make any loans, extensions of credit or investments other than:

                (i) investments in direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within six (6) months from the date of creation thereof;

                (ii) investments in commercial paper maturing within six (6) months from the date of creation thereof given the highest rating for commercial paper by Moody's or S&P;

                (iii) time deposits maturing within one (1) year from the date of creation thereof with, including certificates of deposit issued by, any office located in the United States of any bank or trust company that is organized under the laws of the United States or any state thereof and whose certificates of deposit are rated P-1 or better by Moody's or A-1 or better by S&P;

                (iv) short-term loans or advances to any current or former officers of the Borrower, for the purpose of assisting such officers in the payment of relocation expenses or car loans, in an aggregate principal amount outstanding at any time not to exceed $1,000,000;

                (v) investments made in the ordinary course of business for the purpose of implementing the Hedging Program;

                (vi) investments in Specialty Mortgage Products in an aggregate amount not to exceed $45,000,000; provided that all Specialty Mortgage Products shall be covered by Take-Out Commitments from Approved Investors that are not Affiliates of the Borrower that are in full force and effect except for Specialty Mortgage Products with an unpaid principal balance not exceeding $20,000,000 in the aggregate at any time;

                (vii) investments in HTP Financial;

                (viii) investments in newly-formed companies or partnerships to be engaged primarily in the business of originating or acquiring Specialty Mortgage Products; provided that (a) such investments shall consist solely of capital stock and/or limited partnership interests, and (b) the Borrower's initial investment in any such company or partnership shall not exceed five percent (5%) of the Borrower's Net Worth at the time of such investment (based on the most recent financial statements of the Borrower delivered to the Administrative Agent and each Lender pursuant to clause
     (i) or (ii) of Section 5.1(a));

                (ix) loans or advances to, or investments in, Subsidiaries or Affiliates of the Borrower; provided that the aggregate amount of loans or advances made during any calendar quarter (reduced by any loans or advances repaid by Subsidiaries or Affiliates of the Borrower during such quarter) and investments made during such calendar quarter shall not exceed an amount equal to the amount of restricted payments permitted to be made during such current calendar quarter under Section 5.2(j) (based on financial results as of the end of the prior calendar quarter as described in Section 5.2(j)) after giving effect to any such restricted payments made in respect of such calendar quarter; provided that no such loans, advances or investments made, in respect of any calendar quarter shall be made prior to the delivery of financial statements to the Administrative Agent and each Lender in respect of such calendar quarter as provided in Section 5.2(j);

                (x) investments by the Borrower to purchase Eligible Mortgage Loans, Direct Servicing Rights or Specialty Mortgage Products in the ordinary course of its business (subject to the limitations set forth in subsection (vi) above);

                (xi) advances constituting Eligible Mortgage Loans, Specialty Mortgage Products or mortgage servicing advances made in the ordinary course of the Borrower's business; and

                (xii) other investments made in the ordinary course of Borrower's business, in an aggregate principal amount outstanding at any time not to exceed $1,000,000.

         (f) Indebtedness. Create, incur, assume or suffer to exist, or otherwise become or be liable in respect of any Indebtedness other than:

                (i) Indebtedness in respect of the Obligations and the Borrower's obligations under the Warehouse Credit Agreement and the documents related thereto;

                (ii) Indebtedness incurred to finance the acquisition of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) in an aggregate principal amount outstanding not to exceed $500,000 at any time;

                (iii) trade liabilities and accrued expenses incurred in the ordinary course of business and payable in accordance with customary practices;

                (iv) guaranties resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

                (v) Indebtedness resulting from gestation repurchase agreements for the repurchase of non-Agency mortgage-backed securities supported by Eligible Jumbo Mortgage Loans;

                (vi) Indebtedness incurred in connection with the financing of Specialty Mortgage Products; provided that (a) the aggregate amount of such Indebtedness outstanding at any time shall not exceed $45,000,000, (b) the Lenders shall have a right of first refusal (but shall have no obligation) to provide such financing to the Borrower on competitive terms pursuant to a supplement to this Agreement and the other Loan Documents, and (c) if the Lenders do not provide such financing, (A) the Collateral Agent shall act as the collateral agent for the other lender(s) providing such financing and such Specialty Mortgage Products shall be pledged to and held by the Collateral Agent for the benefit of such other lender(s), and (B) such Indebtedness shall be either (A) non-recourse to the Borrower, or (B) subject to the terms of an intercreditor and subordination agreement in form and substance satisfactory to the Administrative Agent in the exercise of its sole discretion;

                (vii) Indebtedness provided by PWRES to the Borrower for the purpose of (a) originating or acquiring Mortgage Loans (subject to the limitation set forth in clause (vi) above) (i) to be simultaneously sold to PWRES or (ii) to be held not more than five (5) Business Days by the Borrower before being sold to HTP Financial or PWRES, which Mortgage Loans are in either case financed by

     PWRES under the PWRES Financing Agreements or (b) financing principal and interest, or taxes, insurance and expense advances under the HTP Financing Agreements; provided that in each case such Indebtedness shall be subject to the terms of the intercreditor agreement in form and substance satisfactory to the Administrative Agent in the exercise of its reasonable discretion;

                (viii) Indebtedness arising under short-term arbitrage lines of credit with any of Chemical Bank, First Bank National Association, Colorado National Bank or any Lender, each borrowing under which is secured solely by certificates of deposit issued by such lender thereunder, A-1/P-1 commercial paper and/or marketable direct obligations issued or guaranteed by the United States government or any agency thereof and backed by the full faith and credit of the United States, in each case substantially matching such borrowings in dollar amount and maturity;

                (ix) Indebtedness incurred as of July 31, 1995 and described on Exhibit O attached hereto;

                (x) Indebtedness held by Harbourton Financial Services or Harbourton Holdings, L.P. subordinated to the Obligations in the manner and to the extent reasonably required by the Required Lenders pursuant to written subordination agreements satisfactory in form and substance to the Required Lenders (which subordination agreement shall provide, among other things, that such subordinated Indebtedness shall be short-term, unsecured, on market terms and at market rates, used for working capital purposes, and that after the occurrence of Potential Default or an Event of Default, no payments of interest or principal shall be payable with respect thereto) which Indebtedness shall not at any time exceed an aggregate principal amount of $15,000,000;

                (xi) any Indebtedness which has been reclassified as Indebtedness, which, at the time of the creation of such Indebtedness, had been reasonably classified in accordance with GAAP as a sale or transfer of defaulted FHA or VA Mortgage Loans on a servicing retained basis to any other Person;

                (xii) Indebtedness consisting of the portion of the purchase price for mortgage servicing rights purchased by the Borrower that is deferred in order to secure the indemnification obligations of the seller of such servicing rights;

                (xiii) Indebtedness consisting of reserves for foreclosure losses incurred in the ordinary course of business and other reserves established in accordance with GAAP in the ordinary course of business; and

                (xiv) renewals, extensions, replacements, refinancings or refundings of any of the foregoing.

         (g) Liens. Create, incur, assume or suffer to exist, any Lien upon its assets now owned or hereafter acquired other than:

                (i) Liens for taxes not yet due and payable or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the Borrower's books in conformity with GAAP;

                (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business, which are not overdue for a period of more than sixty (60) days or which are being contested by the Borrower in good faith by appropriate proceedings;

                (iii) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

                (iv) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a similar nature incurred in the ordinary course of business;

                (v) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not significant and that do not in any case materially detract from the value of the property (other than REO Property) subject thereto or materially interfere with the ordinary conduct of business;

                (vi) Liens securing Indebtedness permitted by Section 5.2(f)(ii) incurred to finance the acquisition of fixed or capital assets; provided that (A) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (B) such Liens shall not at any time encumber any property other than the property financed by such Indebtedness, (C) the amount of Indebtedness secured thereby shall not increase and (D) the principal amount of Indebtedness secured by any such Lien shall at no time exceed the original purchase price of such property at the time it was acquired;

                (vii) Liens in favor of the Warehouse Collateral Agent or the Servicing Collateral Agent, for the benefit of the Secured Parties, created pursuant to the Loan Documents and the Servicing Credit Agreement;

                (viii) Liens on mortgages or deeds of trust securing Mortgage Loans in favor of any Approved Investor created pursuant to a mortgage servicing agreement;

                (ix) Liens securing Indebtedness permitted under Section 5.2(f)(v),(vi),(vii),(viii) or (xi); provided that such Liens shall not at any time encumber any property other than property financed by such Indebtedness;

     and

                (x) any extension, renewal, or replacement (or successive extensions, renewals or replacements) in whole or in part, of any of the foregoing; provided that (A) the Lien shall be limited to all or a part of the property securing the Lien extended, renewed, or replaced, and (B) the indebtedness secured thereby shall not increase.

         (h) Mergers, Sales or Consolidations.

                (i) Merge into or consolidate with any other Person or sell, lease or otherwise dispose of any of its property or assets (other than obsolete or worn-out property) to any other Person, except as permitted or required under the Loan Documents.

                (ii) Subject to the provisions, restrictions and limitations set forth in the Loan Documents, (A) the Borrower may sell Mortgage Loans (on a servicing released or servicing retained basis), mortgage backed securities, Mortgage Servicing Rights Held for Sale and Excluded Servicing Rights in the ordinary course of business and (B) unless a Potential Default or an Event of Default has occurred and is continuing or a Potential Default or an Event of Default is reasonably likely to occur as a result of any of the following, the Secured Parties hereby agree to release their lien on any Non-Borrowing Base Collateral immediately and automatically upon the Borrower's sale, granting of a security interest, pledge, hypothecation, or other disposition of such Collateral to any other Person. The provisions of this Section shall be automatic and self-operative to release the lien of the Secured Parties on any Non-Borrowing Base Collateral without any further documentation so long as no Potential Default or Event of Default has occurred and is continuing or is reasonably likely to result from such sale, grant, pledge, hypothecation or other disposition; provided, however, that at the request of the Borrower or any purchaser or grantee of a security interest in any Non-Borrowing Base Collateral, the Collateral Agent and the Administrative Agent shall each, at the Borrower's sole cost and expense, provide such letters of release or confirmation, in form and substance reasonably satisfactory to the Administrative Agent, as may be necessary in order to confirm the release of such Non-Borrowing Base Collateral. Nothing contained in this Section shall permit the Borrower to incur any Indebtedness or grant any Liens not otherwise permitted pursuant to the Loan Documents. Unless a Potential Default or an Event of Default has occurred and is continuing, the Secured Parties agree that, notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, the Borrower shall not be required to deliver possession of Mortgage Loans in the Non-Borrowing Base Collateral to the Warehouse Collateral Agent.

         (i) Acquisitions. Purchase, acquire or incur liability for the purchase or acquisition of all or substantially all of the assets or business of any Person, except for the acquisition of Prime Credit Businesses and as otherwise permitted or required under the Loan Documents.

         (j) Restricted Payments. During any calendar quarter, make or pay any distribution or return on capital or dividend equivalent to any of its partners, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the repurchase, retirement, redemption or other acquisition of any of its partnership interests from any of its partners, whether in cash, property or obligations, other than (i) such distributions and payments in an aggregate amount not to exceed the Estimated Tax Amount for the prior quarter, and (ii) other such distributions and payments in an aggregate amount which, when added to the aggregate amount of all other distributions and payments made or paid pursuant to this clause (ii) during the twelve (12) month period ending on the last day of such prior quarter and the aggregate amount of all loans or advances made during such twelve (12) month period (less any loans or advances repaid during such twelve month period), and investments made during such twelve
(12) month period to Subsidiaries or Affiliates of the Borrower permitted under
Section 5.2(e)(ix), shall not exceed an amount equal to twenty-seven and one-half percent (27.5%) of the Net Income of the Borrower for such twelve (12) month period ending with such prior quarter; provided that no action permitted by this Section 5.2(j) shall be taken by the Borrower in respect of any calendar quarter until delivery of the financial statements of the Borrower described in
Section 5.1(a)(i) or (ii), as applicable, to the Administrative Agent and the Lenders in respect of such calendar quarter.

         (k) Transactions With Affiliates. Enter into any transaction (which is not otherwise permitted under the Loan Documents), including the purchase, sale, lease or exchange of any property, the making or borrowing of any loan or the rendering of any service, with any Affiliate on terms that are generally less favorable to it than those that might be obtained at the time from Persons who are not Affiliates.

         (l) Conduct of Business. Engage in any type of business that is not substantially similar to its business as conducted as of the Closing Date.

         (m) Negative Pledge. Grant a security interest in or Lien upon, or provide a negative pledge with respect to any of its assets, to any Person, other than as permitted or required by the Loan Documents.

         (n) ERISA. Permit any of its ERISA Affiliates, directly or indirectly, to:

                (i) Terminate or withdraw from any Plan so as to result in any material liability to the PBGC;

                (ii) Engage in or permit any Person to engage in any Prohibited Transaction involving any Plan that would subject such Borrower or any of its ERISA Affiliates to any material tax, penalty or other liability;

                (iii) Incur or suffer to exist any material Accumulated Funding

     Deficiency involving any Plan;

                (iv) Amend any Plan so as to require the posting of security under section 401(a)(29) of the Code;

                (v) Fail to make payments required under section 412(m) of the Code and section 302(e) of ERISA that would subject such Borrower or any of its ERISA Affiliates to any material tax, penalty or other liability; or

                (vi) Allow or suffer to exist any event or condition that presents a risk of incurring material liability to the PBGC.

         (o) Recourse Servicing. Permit the aggregate unpaid principal amount of Mortgage Loans included in the Servicing Portfolio for which the Borrower has Recourse Direct Servicing Rights to exceed one percent (1%) of the aggregate unpaid principal amount of all Mortgage Loans included in the Servicing Portfolio.

         (p) HTP Financial Documents. Enter into, amend, modify or supplement any of the HTP Financial Documents or permit PWRES to assign (other than for collateral purposes with respect to the PWRES Financing Agreements) any of its rights or obligations thereunder without the prior written consent of the Administrative Agent which consent shall not be unreasonably withheld provided such document, amendment, modification, supplement or assignment does not materially increase the liabilities or materially reduce benefits to the Borrower in relation to the liabilities and benefits contemplated by the term sheet referenced in the definition of HTP Financial; provided, however, that the Borrower shall promptly deliver true, correct and complete copies of all such documents, amendments, modifications and supplements to the Administrative Agent promptly after the execution thereof.

         (q) Release of Collateral. Sell or transfer, or take any action to contest the enforceability of or cause the release of any lien upon any Collateral which is part of the Approved Servicing Portfolio, without the prior consent of the Administrative Agent in the exercise of its sole discretion.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

     Section 6.1 Events of Default.

         If one or more of the following events (each an "Event of Default") shall have occurred and be continuing:

         (a) Payments. The Borrower shall fail to pay when due (whether at scheduled maturity, upon mandatory repayment or otherwise) any principal of or interest on any Note or any of its other Obligations;

         (b) Covenants With No Grace Period. The Borrower shall fail to observe


                                      -65
or perform any of its covenants or agreements contained in the Servicing Security Agreement or in Section 5.1(c)(i), 5.1(d), 5.1(e) or 5.1(f) or Section 5.2;

         (c) Covenants With Five Day Grace Period. The Borrower shall fail to observe or perform any covenant or agreement contained in Section 5.1(a)(v),
(vii), (ix), (x), (xi) or (xii), or Section 5.1(b), 5.1(g), 5.1(h), 5.1(i) or
5.1(j) and, if capable of being remedied, any such failure shall remain unremedied for five (5) days after the earlier of (i) the Borrower's obtaining actual knowledge thereof or (ii) notice thereof shall have been given to the Borrower by any Lender or the Administrative Agent (provided that the foregoing shall in no case be construed as a waiver of or consent to any Potential Default enumerated in this subsection (c) (or any Event of Default resulting therefrom) related to any such failure that is not capable of being remedied);

         (d) Covenants With Thirty Day Grace Period. The Borrower shall fail to observe or perform any covenant or agreement contained in any Loan Document, other than those referred to in Section 6.1(a), (b) or (c) and, if capable of being remedied, such failure shall remain unremedied for thirty (30) days after the earlier of (i) the Borrower's obtaining actual knowledge thereof or (ii) notice thereof shall have been given to the Borrower, by any Lender or the Administrative Agent (provided that the foregoing shall in no case be construed as a waiver of or consent to any Potential Default enumerated in the subsection
(d) (or any Event of Default resulting therefrom) related to any such failure that is not capable of being remedied);

         (e) Representations. Any representation, warranty or statement made or deemed to be made by the Borrower or either of the Guarantors under or in connection with any Loan Document, shall have been inaccurate, incomplete or incorrect in any material respect when made or deemed to be made;

         (f) Non-Payment of Other Indebtedness. The Borrower or either of the Guarantors shall fail to make any payment of principal of or interest on any of its Indebtedness (other than Indebtedness under this Agreement or the Warehouse Credit Agreement) exceeding $1,000,000 in the aggregate when due (whether at stated maturity, by acceleration, on demand or otherwise) after giving effect to any applicable grace period;

         (g) Cross-Default to Warehouse Credit Agreement. An "Event of Default" shall have occurred and be continuing under the Warehouse Credit Agreement;

         (h) Cross-Default to Other Agreements. The Borrower or either of the Guarantors shall fail to observe or perform any covenant or agreement contained in any agreement or instrument relating to any of its Indebtedness (other than Indebtedness under this Agreement or the Warehouse Credit Agreement) in excess of 1,000,000 in the aggregate within any applicable grace period, or any other event shall occur, such that the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness;

         (i) Bankruptcy or Insolvency. The Borrower or either of the Guarantors or any of their respective General Partners shall commence a voluntary case concerning itself under

Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or any involuntary case is commenced against it and the petition is not dismissed within sixty (60) days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of its property; or it commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law or there is commenced against it any such proceeding that remains undismissed for a period of sixty (60) days; or it is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or it shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay its debts generally as they become due; or it shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or it shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or partnership action is taken by it for the purpose of effecting any of the foregoing;

         (j) Money Judgment. A judgment or order for the payment of money not covered by insurance in excess of $1,000,000 shall be rendered against the Borrower or either of the Guarantors and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of thirty (30) days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

         (k) ERISA. (i) Any Reportable Event or a Prohibited Transaction shall occur with respect to any Plan; (ii) a notice of intent to terminate a Plan under section 4041 of ERISA shall be filed; (iii) a notice shall be received by the plan administrator of a Plan that the PBGC has instituted proceedings to terminate a Plan or appoint a trustee to administer a Plan; (iv) any other event or condition shall exist that might, in the opinion of the Required Lenders, constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (v) the Borrower or any of its ERISA Affiliates shall withdraw from a Multiemployer Plan under circumstances that the Required Lenders determine could have a Material Adverse Effect; and in case of the occurrence of any event or condition described in clauses (i) through (iv) above, such event or condition together with all other such events or conditions, if any, could subject the Borrower to any tax, penalty or other liabilities which in the aggregate could have a Material Adverse Effect;

         (l) Loan Documents. The Servicing Security Agreement or either of the Guaranties shall cease to be in full force and effect; any action shall be taken by the Borrower or either of the Guarantors to terminate, revoke or discontinue, or to assert the invalidity or unenforceability of any such Loan Document to which it is party; or the Borrower or either of the Guarantors shall deny it has any further liability under any such Loan Document to which it is party; or either of the Guarantors shall fail to perform any of its obligations under its respective Guaranty;

         (m) Security Interest. The Secured Parties shall cease for any reason (other than as expressly permitted under the Loan Documents) to have a valid, perfected and first priority security interest in the Servicing Collateral or the Pledge Collateral; or the Borrower, either of the Guarantors or any other Person shall take any action to contest or assert the unenforceability of any such security interest;

         (n) Dissolution. The Borrower or Harbourton Financial Services shall be dissolved, or Western Sunrise shall be dissolved without the Borrower having taken all action reasonably required by the Administrative Agent to protect and preserve the Secured Parties lien on all limited partnership interests in the Borrower previously held by Western Sunrise (as defined in the Guaranty (Western Sunrise)) or any of their respective General Partners shall dissolve or commence dissolution proceedings;

         (o) Material Adverse Effect. Any event or development (whether or not of a nature or character similar to those previously enumerated) shall occur that could reasonably be expected to have a Material Adverse Effect; or

         (p) Change of Control. A Change of Control shall occur;

THEN, the Administrative Agent may, with the consent of the Required Lenders, or shall, upon the written request of the Required Lenders, by written notice to the Borrower, take any or all of the following actions: (i) declare the Commitments terminated, whereupon the Commitment of each Lender shall terminate immediately without any other notice of any kind; and (ii) declare the principal of and any accrued interest on the Loans, and all other Obligations, to be, whereupon the same shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that, if an Event of Default specified in Section 6.1(i) shall occur, the Commitments shall terminate and all Obligations shall become immediately due and payable automatically without the giving of any such notice and without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                   ARTICLE VII

                                   THE AGENTS

     Section 7.1 Appointment of the Agents.

         Each Lender hereby designates Chemical Bank as Administrative Agent and First Bank National Association as Co-Agent, in each case to act as herein specified, and Chemical Bank and First Bank National Association each agrees to act in such respective capacity. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Administrative Agent and the Co-Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder or thereunder as are specifically delegated to or required of the Administrative Agent and the Co-Agent, respectively, by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Each of the Agents may perform any of its duties hereunder or thereunder by or through its agents or employees.

     Section 7.2 Nature of Duties of the Agents.

         Neither of the Agents shall have any duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents to which it is a party. Neither of the Agents nor any of their respective officers, directors, employees or agents shall be liable for any action taken or omitted hereunder or thereunder or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agents shall be mechanical and administrative in nature; neither of the Agents shall have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be so construed as to impose upon either of the Agents any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein.

     Section 7.3 Lack of Reliance on the Agents.

         (a) Lenders' Independent Investigations. Independently and without reliance upon either of the Agents, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower and the Guarantors in connection with the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and the Guarantors and, except as expressly provided in this Agreement, neither of the Agents shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.


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

         (b) Lack of Reliance. Neither of the Agents shall be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection with this Agreement or any other Loan Document or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement or any other Loan Document or for the sufficiency of the Servicing Collateral or the Pledge Collateral or the validity, perfection or priority of any security interest therein or the financial condition of the Borrower or either of the Guarantors or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, or the financial condition of the Borrower or the Guarantors, or the existence or possible existence of any Potential Default or Event of Default.

         (c) Knowledge of Default. Neither of the Agents shall be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless it has received notice from the other Agent, a Lender, the Borrower, the Warehouse Collateral Agent or the Servicing Collateral Agent referring to the Loan Documents, describing such Potential Default or Event of Default, and stating that such notice is a "Notice of Default". In the event either Agent receives such a notice, it shall give notice thereof to the other Agent, the Lenders, the Borrower, the Warehouse Collateral Agent and the Servicing Collateral Agent.

     Section 7.4 Certain Rights of the Agents.

         If either of the Agents shall request instructions (whether or not in writing) from the Lenders with respect to any act or action (including the failure to act) in connection with this Agreement or any other Loan Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Lenders, and such Agent shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against either of the Agents as a result of such Agent's acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Required Lenders. The provisions of this
Section 7.4 are not intended to supersede the provisions of Section 8.2 that require all of the Lenders to approve certain actions under the Loan Documents.

     Section 7.5 Reliance by the Agents.

         Each of the Agents shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary or teletransmission message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. Each of the Agents may consult with legal counsel (including counsel for the Borrower), independent public accountants (including those retained by the Borrower, subject to the provisions set forth in Section 5.1(e)) and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

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     Section 7.6 Indemnification of the Agents.

         To the extent either of the Agents is not reimbursed and indemnified by the Borrower, each Lender will reimburse and indemnify such Agent, in proportion to its respective Commitment (before giving effect to any termination of the Commitments pursuant to the terms of this Agreement), for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable counsel fees and disbursements) or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against such Agent in performing its duties hereunder and under the other Loan Documents, in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct.

     Section 7.7 The Agents in their Individual Capacities.

         With respect to its obligation to lend under this Agreement, the Loans made by it and the Notes issued to it, each of the Agents shall have the same rights and powers hereunder as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders," "Required Lenders," "holders of Notes," or any similar terms shall, unless the context clearly otherwise indicates, include each of the Agents in its individual capacity. Each of the Agents may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower and any Affiliate of the Borrower as if such Agent were not performing the duties specified herein, and may accept fees and other consideration from the Borrower and any Affiliate of the Borrower for services in connection with this Agreement and the other Loan Documents and otherwise without having to account for the same to the Lenders.

     Section 7.8 Holders of Notes.

         Each of the Agents may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or notes issued in exchange therefor.

     Section 7.9 Successor Agents.

         (a) Resignation of Agents; Appointment of Successor. Either of the Agents may resign as Administrative Agent or Co-Agent hereunder, as applicable, at any time by giving written notice thereof to the Lenders and the Borrower provided that the applicable agent also resigns in such capacity under the Warehouse Credit Agreement. Upon any such resignation, the Required Lenders, in consultation with and with the consent (which shall not be unreasonably withheld or delayed) of the Borrower, shall appoint a successor Administrative Agent or Co-Agent, as applicable, to act in such capacity under both this Agreement and the


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Warehouse Credit Agreement, which shall be a Lender. If no successor
Administrative Agent or Co-Agent, as applicable, shall have been so appointed, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent's or Co-Agent's giving of notice of resignation, then the retiring Administrative Agent or Co-Agent, as applicable, may, on behalf of the Lenders, in consultation with and with the consent (which shall not be unreasonably withheld or delayed) of the Borrower, appoint a successor Administrative Agent or Co-Agent, as applicable, to act in such capacity under both this Agreement and the Warehouse Credit Agreement, which shall be a bank that maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $250,000,000; provided that any successor Administrative Agent or Co-Agent, as applicable, appointed pursuant to this sentence may be removed by the Required Lenders at any time with or without cause as long as such agent is also removed in such capacity under the Warehouse Credit Agreement.

         (b) Effectiveness of Successor Appointment. Any resignation of either of the Agents hereunder shall be effective only upon the acceptance of any appointment as Administrative Agent or Co-Agent, as applicable, hereunder and under the Warehouse Credit Agreement by a successor Administrative Agent or Co-Agent. Upon such acceptance, such successor Administrative Agent or Co-Agent, as applicable, shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent or Co-Agent, and the retiring Administrative Agent or Co-Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents after the date of such acceptance. After any retiring Administrative Agent's or Co-Agent's resignation as Administrative Agent or Co-Agent, as applicable, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Co-Agent under this Agreement.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     Section 8.1 Notices.

         Except as otherwise expressly set forth herein, all notices, requests and other communications to any party hereto shall be in writing (including telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth on Exhibit K or such other address or telecopy number as such party may hereafter specify by notice to the Administrative Agent and the Borrower. Each such notice, request or other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the receipt thereof is confirmed by the recipient, (b) if given by mail, five (5) Business Days after such communication is deposited in the U.S. mails

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with certified or registered postage prepaid, addressed as aforesaid, or (c) if given by any other means (including by air courier), when delivered at the address specified in this Section 8.1; provided that notices to the Administrative Agent pursuant to Article II shall not be effective until received.

     Section 8.2 Amendments; Waivers.

         No amendment or waiver of any provision of any Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Required Lenders, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that: (a) no amendment, waiver or consent shall, unless in writing and signed by all the Lenders do any of the following: (i) amend or waive any of the conditions specified in Article III, (ii) amend Section 4.10, Section 6.1(a) or the proviso to the first sentence of each of subsections (a) and (b) of Section 2.1, (iii) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (iv) reduce the principal of, or interest on, the Notes or any Fees hereunder, (v) postpone any date fixed for any payment in respect of principal of, or interest on, the Notes or any Fees hereunder, or waive any Event of Default under Section 6.1(a), (vi) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number or identity of Lenders, which shall be required for the Lenders or any of them to take any action hereunder, (vii) release the Lien of the Secured Parties on any of the Servicing Collateral or the Pledge Collateral, except as provided in the Servicing Security Agreement or other applicable Loan Document, (viii) amend this Section 8.2 or Section 8.6, (ix) amend, waive or modify any of the provisions contained in the definitions of "Collateral Value of the Tranche C Borrowing Base," "Tranche C Borrowing Base," "Collateral Value of the Tranche D Borrowing Base," "Tranche D Borrowing Base," "Eligible Expense Advance Receivable," "Eligible Foreclosure Claim Receivable," "Eligible P&I Advance Receivable," "Eligible Working Capital Receivables," "Eligible T&I Advance Receivables," "Expense Advance," "Foreclosure Claim Receivable," "P&I Advance," or "T&I Advance"; (b) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (c) no amendment, waiver or consent shall, unless in writing and signed by the Co-Agent, affect the rights or duties of the Co-Agent under this Agreement or any other Loan Document.

     Section 8.3 No Waiver; Remedies Cumulative.

         No failure or delay on the part of the Administrative Agent or any Lender in exercising any right or remedy hereunder or under any other Loan Document and no course of dealing between the Borrower or the Guarantors and the Administrative Agent or any Lender shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies expressly provided herein and in the other Loan Documents are cumulative and not exclusive of any rights or remedies that the Administrative Agent or any Lender would otherwise have. No


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

notice to or demand on the Borrower or either of the Guarantors not required hereunder or under the other Loan Documents in any case shall entitle the Borrower or either Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any Lender to any other or further action in any circumstances without notice or demand.

     Section 8.4 Payment of Expenses, Etc.

         The Borrower agrees to:

         (a) Out-of-Pocket Costs. (i) Pay all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred, both before and after the execution hereof, in obtaining advice of counsel as to the rights and duties of the Administrative Agent and the Lenders with respect to the administration of, and in connection with the preparation, execution and delivery of, this Agreement and the other Loan Documents, and (ii) pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and each Lender in the preservation of rights under, enforcement of, and, after the occurrence of a Potential Default or an Event of Default, refinancing, renegotiation or restructuring of, this Agreement and the other Loan Documents and the documents and instruments referred to herein and therein including in connection with any bankruptcy, insolvency, liquidation, reorganization or similar proceeding and any amendment, waiver or consent relating hereto and thereto (including the reasonable fees and disbursements of counsel and (allocated costs of internal counsel) for the Administrative Agent and, in the case of enforcement, for each of the Lenders);

         (b) Stamp and Other Taxes. Pay and hold the Administrative Agent and each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters, and hold the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and

         (c) Indemnification of Administrative Agent. Indemnify the Administrative Agent and each Lender, and their respective officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all out-of-pocket costs, losses, liabilities, claims, damages or expenses actually incurred by any of them (whether or not any of them is designated a party thereto) arising out of or by reason of any investigation, litigation or other proceeding related to any actual or proposed use by the Borrower of the proceeds of any of the Loans or entering into and performing of the Loan Documents to which it is a party, including the reasonable fees and disbursements of counsel (including allocated costs of internal counsel) incurred in connection with any such investigation, litigation or other proceeding. The foregoing indemnification shall apply regardless of whether such costs, losses, liabilities, claims, damages or expenses are in any way or to any extent caused, in whole or in part, by any negligent act or omission of any kind by the Administrative Agent or any Lender; provided that neither the Administrative Agent nor any Lender shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct.

If and to the extent that the obligations of the Borrower under this Section 8.4 are unenforceable


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for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

     Section 8.5 Right of Setoff.

         Subject to Section 2.15, in addition to and not in limitation of all rights of offset that any Lender may have under applicable law, each Lender shall, for so long as any Event of Default shall have occurred and be continuing and whether or not such Lender has made any demand or the Obligations have matured, have the right to appropriate and apply to the payment of the Obligations, all deposits (general or special, time or demand, provisional or final) then or thereafter held by, (other than deposits or other property held by the Borrower in which the Borrower has no beneficial interest), and other indebtedness or property then or thereafter owing to the Borrower by, such Lender, whether or not related to any Loan Document or any transaction hereunder.

     Section 8.6 Benefit of Agreement; Assignments and Additional Lenders.

         (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer any of its rights or delegate any of its obligations under this Agreement or any of the other Loan Documents without the prior written consent of all of the Lenders.

         (b) Subject to the provisions of Section 2.12(c), any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch or agency offices or the office of an Affiliate of such Lender.

         (c) Any Lender (an "Assigning Lender") may at any time and from time to time propose that a financial institution (an "Assignee Lender") become a Lender hereunder and under the Warehouse Credit Agreement by way of assignment of all or a portion of such Assigning Lender's Commitments and a proportionate share of its Loans; provided that (i) such Assigning Lender shall retain aggregate Commitments in an amount no less than $8,000,000 (or if such Assigning Lender is an Assignee Lender under this Section 8.6(c), such lesser amount as such Assigning Lender may have been assigned, but in no event less than $8,000,000) after giving effect to such sale or assignment unless such sale or assignment has been made to an existing Lender or to an Affiliate of such Assigning Lender, in which case such Assigning Lender may retain aggregate Commitments in an amount less than $8,000,000; (ii) such Assigning Lender shall assign the same proportionate share of (A) its Tranche B Commitment, its Tranche C Commitment and its Tranche D Commitment, and (B) its Tranche A Loans, its Tranche B Loans, its Tranche C Loans and its Tranche D Loans; (iii) unless such assignment is being made in connection with the addition of an Applicant Lender (as defined in the Warehouse Credit Agreement) as a lender under the Warehouse Credit Agreement, such Assigning Lender shall simultaneously assign the same proportionate share of its Warehouse Commitments and Warehouse Loans to such Assignee Lender (it being the intention of the parties that each Lender shall at all times have the same proportionate share of Loans and Commitments under this Agreement as it has under the Warehouse Credit Agreement); and (iv) the Assigning Lender or


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the Assignee Lender shall have paid a $2,500 assignment fee to the
Administrative Agent, unless such assignment is being made in connection with the addition of an Applicant Lender as a Lender under the Warehouse Credit Agreement, in which case the Borrower shall have paid such $2,500 assignment fee to the Administrative Agent. Such Assigning Lender shall notify the Borrower, the Administrative Agent and each of the other Lenders of the identity of such Assignee Lender and of such Assignee Lender's proposed aggregate Commitments hereunder (which must be not less than $8,000,000 unless such Assignee Lender is an existing Lender or an Affiliate of such Assigning Lender). Upon such Assignee Lender's addition as a Lender hereunder, such Assignee Lender shall become a party hereto and a Lender hereunder, shall be entitled to all rights, benefits and privileges accorded a Lender hereunder and under the other Loan Documents, and shall be subject to all obligations of a Lender hereunder and under the other Loan Documents; and such Assigning Lender shall be released from its obligations hereunder and under the other Loan Documents to the extent such obligations have been assumed by such Assignee Lender. In addition to and not in limitation of the foregoing, each Lender agrees to assign a portion of its Loans and Commitments hereunder to any Applicant Lender under the Warehouse Credit Agreement that becomes a Lender thereunder, as required under Section 8.6(c) of the Warehouse Credit Agreement, so that such Applicant Lender and each other Lender shall have the same proportionate share of Loans and Commitments hereunder as it has under the Warehouse Credit Agreement.

         (d) The addition of any Assignee Lender as a Lender hereunder shall become effective upon the occurrence of each of the following events and the events described in Section 8.6(e) of the Warehouse Credit Agreement:

                (i) the Borrower and each of the Agents shall have given their prior written consent to any Assignee Lender that is not an existing Lender or an Affiliate of the Assigning Lender, which consent shall not be unreasonably withheld (it being understood that no consent of the Borrower or the Agents shall be required for any Assignee Lender that is an existing Lender or an Affiliate of the Assigning Lender) and shall be given to the Assigning Lender not later than the tenth (10th) day following receipt by the Borrower and each of the Agents of a written request for the inclusion of such Assignee Lender as a Lender; and

                (ii) such Assignee Lender, such Assigning Lender and the Agents shall have mutually agreed on the date (the "Adjustment Date") on which such Assignee Lender shall become a Lender hereunder and under the other Loan Documents. On such Adjustment Date:

                      (A) such Assignee Lender, such Assigning Lender, the Borrower and the Agents shall execute and deliver to each of the other signatories thereto an Assignment Agreement and the Borrower shall deliver a copy of such executed Assignment Agreement to each of the Lenders; and

                      (B) the Borrower shall execute and deliver to such Assignee Lender a Note; and

                      (C) the Administrative Agent shall deliver to each of the Lenders a Commitment Notice reflecting each Lender's respective Commitments and aggregate Commitments and the aggregate Commitments of all of the Lenders as of the Adjustment Date after giving effect to the assignment by the Assigning Lender to the Assignee Lender.

         (e) Each Lender may transfer, grant or assign participations in all or any part of such Lender's interests and obligations hereunder pursuant to this Section to another financial institution, provided that (i) such Lender shall remain a "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a Lender hereunder and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of this Agreement or any other Loan Document except to the extent such amendment or waiver would (w) extend the final scheduled maturity of any of the Loans or the Commitments in which such participant is participating, (x) release any guarantors, (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or Fees applicable to any of the Loans or Commitments or postpone the payment of any thereof or (z) release any collateral under the Loan Documents. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Loan Documents (the participant's rights against the granting Lender in respect of such participation to be those set forth in the agreement with such Lender creating such participation) and all amounts payable by the Borrower under Section 2.12 shall be determined as if such Lender had not sold such participation.

         (f) Any Lender may furnish any information concerning the Borrower and its Affiliates in the possession of such Lender from time to time to Affiliates of such Lender and to assignees and participants (including prospective assignees and participants) and such assignee and participant shall keep any such non-public information confidential.

         (g) Any Lender may at any time pledge or assign all or any portion of its rights under this Agreement and the other Loan Documents to any Federal Reserve Bank without notice to or consent of the Borrower. No such pledge or assignment shall release the transferor Lender from its obligations hereunder.

     SECTION 8.7 GOVERNING LAW; SUBMISSION TO JURISDICTION.

         (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS

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PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID
COURTS AND, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

         (c) THE BORROWER IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT ITS ADDRESS SET FORTH ON EXHIBIT K, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.

         (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

     Section 8.8 Counterparts.

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument.

     Section 8.9 Effectiveness; Survival of Indemnities.

         This Agreement shall become effective on the Closing Date. The obligations of the Borrower under Sections 2.12, 2.13, 2.14, 8.4, and any other provision of this Agreement and the other Loan Documents providing for indemnification of the Agents or the Lenders, and of each the Lenders under
Section 7.6 shall survive the termination of this Agreement for any reason whatsoever and payment of the Notes.

     Section 8.10 Headings Descriptive.

         The headings of the several sections and subsections of this Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 8.11 Survival of Representations.

         All covenants, agreements, representations and warranties made herein and in any

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certificate delivered pursuant hereto shall survive the making by the Lenders of the Loans and the execution and delivery to the Administrative Agent for the account of the Lenders of the Notes regardless of any investigation made by the Administrative Agent or the Lenders and of the Administrative Agent's and the Lenders' access to any information and shall continue in full force and effect so long as any Obligation is outstanding and unpaid.

     Section 8.12 Severability.

         In case any one or more of the provisions contained in this Agreement or the Notes should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provisions shall not be affected or impaired in any other jurisdiction, nor shall the remaining provisions contained herein and therein in any way be affected or impaired thereby.

     Section 8.13 Entire Agreement.

         This Agreement and the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

     Section 8.14 Confidentiality.

         Each Lender agrees not to disclose, without the prior written consent of the Borrower, any of the financial information or other information of the Borrower or any Affiliate of the Borrower designated in writing by the Borrower as "confidential," and obtained under or in connection with this Agreement or any of the other Loan Documents. Notwithstanding the foregoing, each Lender may disclose such information: (a) as is permitted under Section 8.6; (b) as is required by law or by subpoena or similar court order, or by any governmental, regulatory or supervisory authority or official; (c) to counsel to such Lender in connection with the transactions contemplated by this Agreement and the other Loan Documents; (d) to independent auditors and other advisers retained by such Lender; and (e) to the Administrative Agent or the Collateral Agent as contemplated by this Agreement and the other Loan Documents. In addition, unless specifically prohibited by applicable law or court order, each Lender shall, to the extent practical, notify the Borrower of any subpoena or similar court order or of any request by any governmental, regulatory or supervising authority or official (other than any such request in connection with an examination of the financial condition of such Lender by such authority or otherwise in the ordinary course of its business) for disclosure of any such information prior to disclosure of such information so that the Borrower may seek an appropriate protective order. Notwithstanding the foregoing, the Lenders shall have no obligation to keep any such information confidential if such information (i) becomes generally available to the public other than as a result of the disclosure by any Lender in violation of this Section 8.14, (ii) is available to any Lender on a non-confidential basis prior to its disclosure to such Lender by the Borrower or, if applicable, by the Lender from whom such Lender has purchased its participation or assignment, or (iii) becomes available to any Lender on a non-confidential basis from a source other than the Borrower or, if applicable, the Lender from whom such Lender has purchased its participation or assignment; and any Lender may disclose any such information in


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

connection with any litigation to which such Lender is party relating to this Agreement or any of the other Loan Documents.

         Section 8.15 PWRES Collateral. The Borrower shall provide the Administrative Agent with reasonable prior notice before the Borrower intends to execute and deliver the HTP Financial Documents so that the Administrative Agent may exercise its rights to reasonably approve the same as provided in Section 5.2(p). If the Agent approves the same, the parties shall execute and deliver amendments to the Warehouse Servicing Agreement and the Servicing Security Agreement, which amendment shall provide for the exclusion of the PWRES Collateral (as hereinafter defined) from the Secured Parties' lien on the Collateral, and which amendment shall be in form and substance reasonably satisfactory to the Administrative Agent. All costs and fees incurred by Administrative Agent, including legal fees, in connection with this Section shall be for the account of the Borrower. As used herein "PWRES Collateral" shall mean (i) Mortgage Loans originated or acquired by the Borrower and simultaneously sold to PWRES, and Mortgage Loans originated or acquired by the Borrower and held not more than five (5) Business Days by the Borrower before being sold to HTP Financial or PWRES, which Mortgage Loans are in either case financed by PWRES under the PWRES Financing Agreements, (ii) the Borrower s retained servicing and subservicing rights relating to the Mortgage Loans sold to HTP Financial as described in clause (i) above, (iii) receivables resulting from advances made for principal and interest payments, taxes and insurance payments, and foreclosure related expenses financed by PWRES under the PWRES Financing Agreements, (iv) Mortgage Loans sold by the Borrower to PWRES pursuant to the PWRES gestation repurchase agreements where such sale has been recharacterized as indebtedness secured by such Mortgage Loans, and (v) all Proceeds of the foregoing (as such term is defined in the New York Uniform Commercial Code).

         SECTION 8.16 WAIVER OF TRIAL BY JURY. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (INCLUDING ANY CLAIM OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION HEREWITH OR THEREWITH).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                          HARBOURTON MORTGAGE CO., L.P.
                                          By:  Harbourton Funding
                                                Corporation
                                          Its: General Partner
                                               By:
                                                     ---------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                     ---------------------------

TRANCHE A COMMITMENT                      CHEMICAL BANK, as Administrative Agent
$21,000,000.00                            and as a Lender
TRANCHE B COMMITMENT
$7,500,000.00
TRANCHE C COMMITMENT                      By:
$7,500,000.00                                  ---------------------------------
TRANCHE D COMMITMENT                           Katherine W. Sheppard
$2,500,000.00                                  Vice President


TRANCHE A COMMITMENT                      FIRST BANK NATIONAL ASSOCIATION
$21,000,000.00                             as Co-Agent and as a Lender
TRANCHE B COMMITMENT
$7,500,000.00
TRANCHE C COMMITMENT                       By:
$7,500,000.00                                      -----------------------------
TRANCHE D COMMITMENT                       Title:
$2,500,000.00                                      -----------------------------


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